Document and Entity Information	6 Months Ended
Jun. 30, 2013
Document And Entity Information [Abstract]
Document Type	S-4
Amendment Flag	false
Document Period End Date	Jun 30, 2013
Entity Registrant Name	PAR PHARMACEUTICAL COMPANIES, INC.
Entity Central Index Key	0000878088
Entity Filer Category	Non-accelerated Filer

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2012 Successor [Member]		Dec. 31, 2011 Predecessor [Member]
Current assets:
Cash and cash equivalents	$ 54,480	$ 36,794	$ 36,794		$ 162,516
Available for sale marketable debt securities	3,581	11,727	11,727		25,709
Accounts receivable, net	111,129	123,091	123,091		125,940
Inventories	123,126	112,174	112,174		106,250
Prepaid expenses and other current assets	26,196	31,720	31,720		20,475
Deferred income tax assets	51,123	56,364	56,364		55,966
Income taxes receivable	11,438	2,198	2,198		27,049
Total current assets	381,073	374,068	374,068		523,905
Property, plant and equipment, net	127,847	131,630	131,630		97,790
Intangible assets, net	1,293,997	1,375,999	1,375,999		311,669
Goodwill	850,652	850,652	850,652		283,432
Other assets	98,402	108,264	108,264		14,657
Total assets	2,751,971	2,840,613	2,840,613		1,231,453
Current liabilities:
Current portion of long-term debt	10,660	10,550	10,550		21,875
Accounts payable	44,654	37,674	47,010		33,000
Payables due to distribution agreement partners	64,627	66,520	66,520		69,359
Accrued salaries and employee benefits	14,541	12,924	12,924		16,174
Accrued government pricing liabilities	41,345	42,162	42,162	[1]	39,614	[1]
Accrued legal fees	7,316	4,753	4,753		4,150
Accrued legal settlements	26,217	68,976	68,976		37,800
Payable to former Anchen securityholders	12,495	13,399	13,399		20,620
Accrued interest payable	7,981	9,336
Accrued expenses and other current liabilities	13,930	10,496	10,496		9,604
Total current liabilities	243,766	276,790	276,790		252,196
Long-term liabilities	17,721	14,119	14,119		19,952
Non-current deferred tax liabilities	346,112	372,796	372,796		25,974
Long-term debt, less current portion	1,531,487	1,531,813	1,531,813		323,750
Commitments and contingencies	0	0	0		0
Stockholders' equity:
Common stock	0	0	0		397
Additional paid-in capital	681,998	677,650	677,650		389,166
Retained (deficit) earnings	(69,082)	(32,545)	(32,545)		302,984
Accumulated other comprehensive (loss) income	(31)	(10)	(10)		13
Treasury stock, at cost (no shares and 3,201,858 shares, respectively)			0		(82,979)
Total stockholders' equity	612,885	645,095	645,095		609,581
Total liabilities and stockholders’ equity	$ 2,751,971	$ 2,840,613	$ 2,840,613		$ 1,231,453

[1]	Includes amounts due to indirect customers for which no underlying accounts receivable exists and is principally comprised of Medicaid rebates and rebates due under other U.S. Government pricing programs, such as TriCare, and the Department of Veterans Affairs.

Consolidated Balance Sheets (Parenthetical) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2012 Successor [Member]	Dec. 31, 2011 Predecessor [Member]
Common Stock, par value	$ 0.001	$ 0.001	$ 0.001	$ 0.01
Common Stock, shares authorized	100	100	100	90,000,000
Common Stock, shares issued	100	100	100	39,677,291
Treasury Stock at cost, shares			0	3,201,858

Consolidated Statements of Operations (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended	3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Jun. 30, 2012 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Revenues:
Net product sales	$ 224,502	$ 237,338	$ 507,020	$ 285,797	$ 549,920	$ 780,797	$ 887,495	$ 980,631
Other product related revenues	9,167	8,801	16,845	8,536	15,885	23,071	38,643	28,243
Total revenues	233,669	246,139	523,865	294,333	565,805	803,868	926,138	1,008,874
Cost of goods sold, excluding amortization expense	133,304	157,893	311,985	138,371	303,175	431,174	526,288	620,904
Amortization expense	41,465	42,801	81,536	12,808	21,630	30,344	13,106	14,439
Total cost of goods sold	174,769	200,694	393,521	151,179	324,805	461,518	539,394	635,343
Gross margin	58,900	45,445	130,344	143,154	241,000	342,350	386,744	373,531
Operating expenses:
Research and development	25,811	19,383	46,035	20,716	50,616	66,606	46,538	50,369
Selling, general and administrative	36,822	45,525	77,617	39,667	81,826	165,604	173,378	192,504
Intangible asset impairment	466	0	466	0	2,000	5,700	0	0
Settlements and loss contingencies, net	3,300	10,059	3,300	0	45,000	45,000	190,560	3,762
Restructuring costs	0	241	1,816	0	0	0	26,986	0
Total operating expenses	66,399	75,208	129,234	60,383	179,442	282,910	437,462	246,635
Gain on sale of product rights and other		0				0	125	6,025
Operating (loss) income	(7,499)	(29,763)	1,110	82,771	61,558	59,440	(50,593)	132,921
Gain (loss) on marketable securities and other investments, net		0				0	237	3,459
Gain on bargain purchase		5,500				0	0	0
Interest income	20	50	56	140	276	424	736	1,257
Interest expense	(23,612)	(25,985)	(47,648)	(3,069)	(6,163)	(9,159)	(2,676)	(2,905)
Loss on debt extinguishment	0		(7,335)	0	0
(Loss) income from continuing operations before provision for income taxes	(31,091)	(50,198)	(53,817)	79,842	55,671	50,705	(52,296)	134,732
(Benefit) provision for income taxes	(9,300)	(17,682)	(17,280)	28,565	33,117	29,447	(5,996)	41,980
(Loss) income from continuing operations		(32,516)		51,305		21,258	(46,300)	92,752
Discontinued operations:
Provision (benefit) for income taxes		29				83	(20,155)	21
(Loss) income from discontinued operations		(29)		(28)		(83)	20,155	(21)
Net (loss) income	$ (21,791)	$ (32,545)	$ (36,537)	$ 51,277	$ 22,554	$ 21,175	$ (26,145)	$ 92,731

Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended	3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Jun. 30, 2012 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Net (loss) income	$ (21,791)	$ (32,545)	$ (36,537)	$ 51,277	$ 22,554	$ 21,175	$ (26,145)	$ 92,731
Other comprehensive (loss) income:
Unrealized (loss) gain on marketable securities, net of tax	(9)	(10)	(21)	24	59	36	(124)	(160)
Less: reclassification adjustment for net (gains) losses included in net income, net of tax	0	0	0	0	0	0	0	(60)
Other comprehensive (loss) income	(9)		(21)	24	59
Comprehensive (loss) income	$ (21,800)	$ (32,555)	$ (36,558)	$ 51,301	$ 22,613	$ 21,211	$ (26,269)	$ 92,511

Consolidated Statements of Stockholders' Equity (USD $) In Thousands	Total	Common Stock [Member]	Additional Paid-In Capital [Member]	Accumulated Other Comprehensive Income/(Loss) [Member]	Predecessor [Member]	Predecessor [Member] Stock Options [Member]	Predecessor [Member] Restricted Stock [Member]	Predecessor [Member] Common Stock [Member]	Predecessor [Member] Additional Paid-In Capital [Member]	Predecessor [Member] Additional Paid-In Capital [Member] Stock Options [Member]	Predecessor [Member] Additional Paid-In Capital [Member] Restricted Stock [Member]	Predecessor [Member] Retained Earnings [Member]	Predecessor [Member] Accumulated Other Comprehensive Income/(Loss) [Member]	Predecessor [Member] Treasury Stock [Member]	Successor [Member]	Successor [Member] Common Stock [Member]	Successor [Member] Additional Paid-In Capital [Member]	Successor [Member] Retained Earnings [Member]	Successor [Member] Accumulated Other Comprehensive Income/(Loss) [Member]	Successor [Member] Treasury Stock [Member]
Beginning balance at Dec. 31, 2009					$ 498,653			$ 377	$ 331,667			$ 236,398	$ 357	$ (70,146)
Beginning balance (in shares) at Dec. 31, 2009								37,662
Net income (loss)					92,731							92,731
Unrealized loss on available for sale securities, net of tax					(220)								(220)
Exercise of stock options					24,794			11	24,783
Exercise of stock options (in shares)								1,111
Tax benefit from share-based compensation						2,053	560			2,053	560
Tax deficiency related to the expiration of stock options					(351)				(351)
Resolution of tax contingencies					625				625
Employee stock purchase program					354				354
Purchase of treasury stock					(4,829)									(4,829)
Compensatory arrangements					14,074				14,074
Restricted stock grants					0			1	(1)
Restricted stock grants (in shares)								154
Forfeitures of restricted stock					0
Forfeitures of restricted stock (in shares)								(54)
Ending balance at Dec. 31, 2010					628,444			389	373,764			329,129	137	(74,975)
Ending balance (in shares) at Dec. 31, 2010								38,873
Net income (loss)					(108,971)
Ending balance at Mar. 31, 2011
Beginning balance at Dec. 31, 2010					628,444			389	373,764			329,129	137	(74,975)
Beginning balance (in shares) at Dec. 31, 2010								38,873
Net income (loss)					(26,145)							(26,145)
Unrealized loss on available for sale securities, net of tax					(124)								(124)
Exercise of stock options					10,350			7	10,343
Exercise of stock options (in shares)								668
Tax benefit from share-based compensation					(649)				(649)
Employee stock purchase program					333				333
Purchase of treasury stock					(8,004)									(8,004)
Compensatory arrangements					9,830				9,830
Cash settlement of share-based compensation					(4,133)				(4,133)
Restricted stock grants					0			1	(1)
Restricted stock grants (in shares)								170
Forfeitures of restricted stock					0
Forfeitures of restricted stock (in shares)								(33)
Other					(321)				(321)
Ending balance at Dec. 31, 2011					609,581			397	389,166			302,984	13	(82,979)
Ending balance (in shares) at Dec. 31, 2011								39,678
Beginning balance at Sep. 30, 2011
Net income (loss)					51,845
Ending balance at Dec. 31, 2011					609,581
Net income (loss)					(28,723)
Ending balance at Mar. 31, 2012
Beginning balance at Dec. 31, 2011					609,581
Net income (loss)					22,554
Ending balance at Jun. 30, 2012
Beginning balance at Dec. 31, 2011					609,581			397	389,166			302,984	13	(82,979)
Beginning balance (in shares) at Dec. 31, 2011								39,678
Net income (loss)					21,175							21,175
Unrealized loss on available for sale securities, net of tax					36								36
Exercise of stock options					11,316			4	11,312
Exercise of stock options (in shares)					1,659			394
Tax benefit from share-based compensation					7,946				7,946
Employee stock purchase program					266				266
Purchase of treasury stock					(2,163)									(2,163)
Compensatory arrangements					7,282				7,282
Restricted stock grants					0			1	(1)
Restricted stock grants (in shares)								99
Forfeitures of restricted stock					0
Forfeitures of restricted stock (in shares)								(10)
Ending balance at Sep. 28, 2012					655,439			402	415,971			324,159	49	(85,142)		0				0
Ending balance (in shares) at Sep. 28, 2012								40,161								0
Beginning balance at Jun. 30, 2012
Net income (loss)					(1,379)
Ending balance at Sep. 28, 2012					655,439										0	0				0
Ending balance (in shares) at Sep. 28, 2012																0
Net income (loss)															1,588
Ending balance at Sep. 30, 2012
Beginning balance at Sep. 28, 2012															0	0	0	0	0	0
Beginning balance (in shares) at Sep. 28, 2012																0
Net income (loss)															(32,545)			(32,545)
Unrealized loss on available for sale securities, net of tax															(10)				(10)
Capital contribution from parent															675,410		675,410
Compensatory arrangements															2,240		2,240
Ending balance at Dec. 31, 2012	645,095	0													645,095	0	677,650	(32,545)	(10)	0
Ending balance (in shares) at Dec. 31, 2012		0														0
Beginning balance at Sep. 30, 2012
Net income (loss)															(34,133)
Ending balance at Dec. 31, 2012	645,095	0	677,650	(10)											645,095	0				0
Ending balance (in shares) at Dec. 31, 2012		0														0
Net income (loss)															(36,537)
Unrealized loss on available for sale securities, net of tax				(21)
Compensatory arrangements			4,533	0
Other			(185)	0
Ending balance at Jun. 30, 2013	612,885	0	681,998	(31)
Ending balance (in shares) at Jun. 30, 2013		0
Beginning balance at Mar. 31, 2013
Net income (loss)															(21,791)
Ending balance at Jun. 30, 2013	$ 612,885	$ 0
Ending balance (in shares) at Jun. 30, 2013		0

Consolidated Statements of Stockholders' Equity (Parenthetical) (USD $) In Thousands, unless otherwise specified	9 Months Ended	12 Months Ended		3 Months Ended
	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2012 Successor [Member]
Unrealized loss on available for sale securities, before tax	$ 48	$ (188)	$ (362)	$ (17)
Unrealized loss on available for sale securities, tax	$ 12	$ (64)	$ (142)	$ (7)

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	3 Months Ended	6 Months Ended		9 Months Ended	12 Months Ended
	Dec. 31, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Jun. 30, 2012 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member] Business Acquisition Other [Member]	Dec. 31, 2010 Predecessor [Member] Business Acquisition Other [Member]
Cash flows from operating activities:
Net (loss) income	$ (32,545)	$ (36,537)	$ 22,554	$ 21,175	$ (26,145)	$ 92,731
Deduct (Loss) income from discontinued operations	(29)			(83)	20,155	(21)
(Loss) income from continuing operations	(32,516)			21,258	(46,300)	92,752
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	(21,590)	(21,431)	10,690	12,102	(3,257)	(478)
Resolution of tax contingencies	0			(5,256)	(4,405)	(3,750)
Amortization of debt issuance costs	2,633			1,876	1,400	1,571
Depreciation and amortization	50,348	93,305	31,341	44,426	28,036	29,389
Non-cash interest expense		5,352	0
Cost of goods on acquired inventory step up	21,543	6,557	0	0	0	0
Intangible asset impairments	0	466	2,000	5,700	24,226	0
Allowances against accounts receivable	33,232	33,375	11,858	19,206	24,439	(5,985)
Share-based compensation expense	2,240	4,533	4,709	7,282	9,830	14,074
Loss on debt extinguishment		7,335	0
Gain on bargain purchase	(5,500)			0	0	0
Other, net	338	44	289	160	1,298	54
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	(42,421)	(21,412)	(41,985)	(7,168)	(39,588)	65,117
(Increase) decrease in inventories	(15,013)	(17,509)	17,195	15,838	(12,191)	8,149
Increase in prepaid expenses and other assets	(22,770)	4,453	(1,742)	(21,315)	(2,854)	(7,127)
Increase in accounts payable, accrued expenses and other liabilities	(23,351)	16,883	32,133	58,050	39,200	8,144
Payment to Department of Justice (DOJ)		(46,071)	0
Increase (decrease) in payables due to distribution agreement partners	10,537	(1,893)	(4,388)	(13,376)	43,264	(33,242)
Decrease (increase) in income taxes receivable/payable	13,710	(7,262)	17,792	14,977	1,880	(4,359)
Net cash provided by operating activities	(28,580)	20,188	102,446	153,760	64,978	164,309
Cash flows from investing activities:
Capital expenditures	(10,306)	(8,598)	(7,984)	(11,454)	(11,600)	(10,685)
Adjustment to purchase price of Anchen acquisition	0	0	3,786	3,786	0	0
Business acquisitions		0	(24,686)				(412,753)	0
Purchases of intangibles	0			(15,000)	(34,450)	(42,200)
Purchases of available for sale marketable debt securities	0	0	(6,566)	(6,566)	(26,026)	(33,202)
Proceeds from available for sale of marketable debt securities	2,500	8,000	12,500	17,500	26,973	44,053
Net cash used in investing activities	(2,026,531)	(598)	(22,950)	(46,602)	(457,856)	(42,034)
Cash flows from financing activities:
Proceeds from debt	1,545,000	198,889	0	0	350,000	0
Debt principal payments		(201,551)	(8,750)
Payments to extinguish debt		(1,412)	0
Proceeds from equity contributions, net	675,466	2,170	0	0	0	0
Payment of debt	(339,512)			(8,750)	(4,375)	(47,746)
Debt issuance costs	(67,928)			0	(7,451)	(934)
Proceeds from share-based compensation plans	0	0	5,608	11,582	10,683	25,148
Excess tax benefits on share-based compensation	0	0	4,760	8,536	0	3,092
Purchase of treasury stock	0	0	(2,103)	(2,163)	(8,004)	(4,829)
Cash settlement of share-based compensation	0			0	(4,133)	0
Net cash provided by (used in) financing activities	1,813,026	(1,904)	(485)	9,205	336,720	(25,269)
Net (decrease) increase in cash and cash equivalents	(242,085)	17,686	79,011	116,363	(56,158)	97,006
Cash and cash equivalents at beginning of period	278,879	36,794	162,516	162,516	218,674	121,668
Cash and cash equivalents at end of period	36,794	54,480	241,527	278,879	162,516	218,674
Cash paid (received) during the period for:
Income taxes, net	(11,667)	13,003	6,893	6,165	(260)	48,517
Interest paid	13,969	43,380	4,783	6,615	1,361	1,372
Non-cash transactions:
Capital expenditures incurred but not yet paid	460	206	1,152	708	764	775
Equity contribution from management shareholders	$ 4,131			$ 0	$ 0	$ 0

Notes to Consolidated Financial Statements	12 Months Ended
Dec. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Notes to Consolidated Financial Statements
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Par Pharmaceutical Companies, Inc. operates primarily through its wholly owned subsidiary, Par Pharmaceutical, Inc. (collectively referred to herein as “the Company,” “we,” “our,” or “us”), in two business segments. Our generic products division, Par Pharmaceutical (“Par”), develops (including through third party development arrangements and product acquisitions), manufactures and distributes generic pharmaceuticals in the United States. Our branded products division, Strativa Pharmaceuticals (“Strativa”), acquires (generally through third party development arrangements), manufactures and distributes branded pharmaceuticals in the United States. The products we market are principally in the solid oral dosage form (tablet, caplet and two-piece hard-shell capsule), although we also distribute several oral suspension products, and nasal spray products.
We were acquired at the close of business on September 28, 2012 through a merger transaction with Sky Growth Acquisition Corporation, a wholly-owned subsidiary of Sky Growth Holdings Corporation (“Holdings”). Holdings was formed by investment funds affiliated with TPG Capital, L.P. (“TPG” and, together with certain affiliated entities, collectively, the “Sponsor”). Holdings is owned by affiliates of the Sponsor and members of management. The acquisition was accomplished through a reverse subsidiary merger of Sky Growth Acquisition Corporation with and into the Company, with the Company being the surviving entity (the “Merger”). Subsequent to the Merger, we became an indirect, wholly owned subsidiary of Holdings (see Note 2, “Sky Growth Merger”). Prior to September 29, 2012, the Company operated as a public company with its common stock traded on the New York Stock Exchange.
Although the Company continued as the same legal entity after the Merger, the accompanying consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows are presented for two periods: Predecessor and Successor, which relate to the period preceding the Merger (January 1, 2012 to September 28, 2012) and the period succeeding the Merger (September 29, 2012 to December 31, 2012). The Merger and the allocation of the purchase price were recorded as of September 29, 2012. Although the accounting policies followed by the Company are consistent for the Predecessor and Successor periods, with the exception of the change in the annual evaluation date for goodwill from December 31st to October 1st, financial information for such periods have been prepared under two different historical cost bases of accounting and are therefore not comparable. The results of the periods presented are not necessarily indicative of the results that may be achieved in future periods.
On February 17, 2012, we completed our acquisition of Edict Pharmaceuticals Private Limited (referred to as “Edict” or “Edict Pharmaceuticals”), a Chennai, India-based developer and manufacturer of generic pharmaceuticals, for $36,600 thousand in cash, assumed liabilities and our repayment of certain additional pre-close indebtedness.  Edict became part of Par as of the acquisition date (see Note 4, “Edict Acquisition”).  Edict has been renamed Par Formulations Private Limited.
On November 6, 2012, Par acquired the U.S. marketing rights to five generic products that were marketed by Watson or Actavis, as well as eight Abbreviated New Drug Applications awaiting regulatory approval and a generic product in late-stage development for $110,000 thousand. Par also acquired a number of supply agreements. The acquisition was accounted for as a business combination and a bargain purchase. Refer to Note 3, “Acquisition of Divested Products from the Watson/Actavis Merger”.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies:

Principles of Consolidation:
The consolidated financial statements include the accounts of the Company with certain items pushed down from Holdings, principally share-based compensation. Holdings and its wholly owned subsidiaries includes Par Pharmaceutical Companies, Inc. and Par Pharmaceutical, Inc. where the operations of the Company are conducted and which are the obligators under the Senior Credit Facilities and the 7.375% Senior Notes (refer to Note 13, Debt). All intercompany transactions are eliminated in consolidation.

Basis of Financial Statement Presentation:
Our accounting and reporting policies conform to the accounting principles generally accepted in the United States of America (U.S. GAAP). The Financial Accounting Standards Board (“FASB”) codified all the accounting standards and principles in the Accounting Standards Codification (“ASC”) as the single source of U.S. GAAP recognized by the FASB to be applied by nongovernmental entities in preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the Securities and Exchange Commission (the “SEC”) under federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All content within the ASC carries the same level of authority.
As a result of the Merger, a new basis of accounting was established as of September 29, 2012. The consolidated financial statements and notes differentiate the financial position as of December 31, 2012 and the results of operations and cash flows for the period from September 29, 2012 to December 31, 2012 denoting the new basis of accounting as “Successor” in such statements, with a black line separating that information from the financial position as of December 31, 2011 and the results of operations and cash flows for the period from January 1, 2012 to September 28, 2012 and the years ended December 31, 2011 and December 31, 2010 which is identified as “Predecessor” in such statements and which reflects the basis of accounting prior to the Merger. For additional information on the effects of the Merger, including a discussion of the Company’s accounting for the Merger, refer to Note 2, “Sky Growth Merger”.

Use of Estimates:
The consolidated financial statements include certain amounts that are based on management’s best estimates and judgments. Estimates are used in determining such items as provisions for sales returns, rebates and incentives, chargebacks, and other sales allowances, depreciable/amortizable lives, asset impairments, excess inventory, valuation allowance on deferred taxes, purchase price allocations and amounts recorded for contingencies and accruals. Because of the uncertainties inherent in such estimates, actual results may differ from these estimates. Management periodically evaluates estimates used in the preparation of the consolidated financial statements for continued reasonableness.

Use of Forecasted Financial Information in Accounting Estimates:
The use of forecasted financial information is inherent in many of our accounting estimates, including but not limited to, determining the estimated fair value of goodwill and intangible assets, matching intangible amortization to underlying benefits (e.g. sales and cash inflows), establishing and evaluating inventory reserves, and evaluating the need for valuation allowances for deferred tax assets. Such forecasted financial information is comprised of numerous assumptions regarding our future revenues, cash flows, and operational results. Management believes that its financial forecasts are reasonable and appropriate based upon current facts and circumstances. Because of the inherent nature of forecasts, however, actual results may differ from these forecasts. Management regularly reviews the information related to these forecasts and adjusts the carrying amounts of the applicable assets prospectively, if and when actual results differ from previous estimates.

Cash and Cash Equivalents:
We consider all highly liquid money market instruments with an original maturity of three months or less when purchased to be cash equivalents. These amounts are stated at cost, which approximates fair value. At December 31, 2012, cash equivalents were held in a number of money market funds and consisted of immediately available fund balances. We maintain our cash deposits and cash equivalents with well-known and stable financial institutions. At December 31, 2012, our cash and cash equivalents were invested primarily in AAA-rated money market funds, which hold high-grade corporate securities or invested in government and/or government agency securities. We have not experienced any losses on our deposits of cash and cash equivalents to date.
Our primary source of liquidity is cash received from customers. In the period from September 29, 2012 to December 31, 2012 (Successor), we collected $258 million with respect to net product sales. In the period from January 1, 2012 to September 28, 2012 (Predecessor), we collected $854 million with respect to net product sales. We collected $941 million in 2011 (Predecessor) and $1,098 million in 2010 (Predecessor) with respect to net product sales. Our primary use of liquidity includes funding of, general operating expenses, normal course payables due to distribution agreement partners, capital expenditures, business development and product acquisition activities, and corporate acquisitions. In addition to these normal course activities, our significant cash outflows included funds distributed in connection with the Merger of $1,908,725 thousand for the cash paid for equity and the acquisition of products from Watson and Actavis in connection with their merger for $110,000 thousand in the period from September 29, 2012 to December 31, 2012 (Successor).
The ability to monetize our current product portfolio, our product pipeline, and future product acquisitions and generate sufficient operating cash flows that along with existing cash, cash equivalents and available for sale securities will allow us to meet our financial obligations over the foreseeable future. The timing of our future financial obligations and the introduction of products in the pipeline as well as future product acquisitions may require additional debt and/or equity financing; there can be no assurances that we will be able to obtain any such additional financing when needed or on acceptable or favorable terms.

Concentration of Credit Risk:
Financial instruments that potentially subject us to credit risk consist of trade receivables. We market our products primarily to wholesalers, drug store chains, supermarket chains, mass merchandisers, distributors, mail order accounts and drug distributors. We believe the risk associated with this concentration is somewhat limited due to the number of customers and their geographic dispersion and our performance of certain credit evaluation procedures (see Note 8 − “Accounts Receivable - Major Customers”).

Investments in Debt and Marketable Equity Securities:
We determine the appropriate classification of all debt and marketable equity securities as held-to-maturity, available-for-sale or trading at the time of purchase, and re-evaluate such classification as of each balance sheet date in accordance with FASB ASC 320. Investments in equity securities that have readily determinable fair values are classified and accounted for as available for sale. We assess whether temporary or other-than-temporary unrealized losses on our marketable securities have occurred due to declines in fair value or other market conditions based on the extent and duration of the decline, as well as other factors. Because we have determined that all of our debt and marketable equity securities are available for sale, unrealized gains and losses are reported as a component of accumulated other comprehensive income (loss) in stockholders’ equity. Any other-than-temporary unrealized losses would be recorded in the consolidated statement of operations.

Inventories:
Inventories are typically stated at the lower of cost (first‑in, first‑out basis) or market value. As detailed in Note 2, “Sky Growth Merger”, a fair value adjustment of $28,100 thousand increased inventories to market value at September 28, 2012, which was greater than cost. A portion of the fair value adjustment was expensed ratably as part of cost of goods sold on the consolidated statements of operations in the period from September 29, 2012 to December 31, 2012 (Successor). As of December 31, 2012, $6,557 thousand of this fair value adjustment remained on the consolidated balance sheet. The remaining balance was expensed in the first quarter of 2013. We establish reserves for our inventory to reflect situations in which the cost of the inventory is not expected to be recovered. In evaluating whether inventory is stated at the lower of cost or market, management considers such factors as the amount of inventory on hand, estimated time required to sell such inventory, remaining shelf life, remaining contractual terms of any supply and distribution agreements including authorized generic agreements, and current expected market conditions, including level of competition. Such evaluations utilize forecasted financial information. We record provisions for inventory to cost of goods sold.

Property, Plant and Equipment:
As detailed in Note 2, “Sky Growth Merger”, property, plant and equipment was increased to its fair value in the allocation of purchase price as of September 28, 2012. The revised carrying values of the property, plant and equipment are depreciated over their remaining useful lives. The costs of repairs and maintenance are expensed when incurred, while expenditures for refurbishments and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.

Depreciation and Amortization:
Property, plant and equipment are depreciated on a straight‑line basis over their estimated useful lives. Leasehold improvements are amortized over the shorter of their estimated useful life or the term of the lease. The following is the estimated useful life for each applicable asset group:

Buildings	10 to 40 years
Machinery and equipment	3 to 15 years
Office equipment, furniture and fixtures	3 to 7 years
Computer software and hardware	3 to 7 years

Impairment of Long-lived Assets:
We evaluate long-lived assets, including intangible assets with definite lives, for impairment periodically or whenever events or other changes in circumstances indicate that the carrying value of an asset may no longer be recoverable. If such circumstances are determined to exist, projected undiscounted future cash flows to be generated by the long-lived asset or the appropriate grouping of assets, is compared to the carrying value to determine whether impairment exists at its lowest level of identifiable cash flows. If impairment is identified, a loss is recorded equal to the excess of the asset’s net book value over its fair value, and the cost basis is adjusted. Our judgments related to the expected useful lives of long-lived assets and our ability to realize undiscounted cash flows in excess of the carrying amounts of such assets are affected by factors such as ongoing maintenance and improvements of the assets, changes in economic conditions, our ability to successfully launch products, and changes in operating performance. In addition, we regularly evaluate our other assets and may accelerate depreciation over the revised useful life if the asset has limited future value.

Costs of Computer Software:
We capitalize certain costs associated with computer software developed or obtained for internal use in accordance with the provisions of FASB ASC 350-40. We capitalize those costs from the acquisition of external materials and services associated with developing or obtaining internal use computer software. We capitalize certain payroll costs for employees that are directly associated with internal use computer software projects once specific criteria of FASB ASC 350-40 are met. Those costs that are associated with preliminary stage activities, training, maintenance, and all other post-implementation stage activities are expensed as they are incurred. All costs capitalized in connection with internal use computer software projects are amortized on a straight-line basis over a useful life of three to seven years, beginning when the software is ready for its intended use.

Research and Development Agreements:
Research and development costs are expensed as incurred. These expenses include the costs of our internal product development efforts, acquired in-process research and development, as well as costs incurred in connection with our third party collaboration efforts. Milestone payments made under contract research and development arrangements or product licensing arrangements prior to regulatory approval of the associated product are expensed when the milestone is achieved. Once the product receives regulatory approval we record any subsequent milestone payments as intangible assets. We make the determination to capitalize or expense amounts related to the development of new products and technologies through agreements with third parties based on our ability to recover our cost in a reasonable period of time from the estimated future cash flows anticipated to be generated pursuant to each agreement. Market (including competition), regulatory and legal factors, among other things, may affect the realizability of the projected cash flows that an agreement was initially expected to generate. We regularly monitor these factors and subject all capitalized costs to periodic impairment testing.

Costs for Patent Litigation and Legal Proceedings:
Costs for patent litigation or other legal proceedings are expensed as incurred and included in selling, general and administrative expenses.

Goodwill and Intangible Assets:
We determine the estimated fair values of goodwill and intangible assets with definite and/or indefinite lives based on valuations performed at the time of their acquisition in accordance with FASB ASC 350. Such valuations utilize forecasted financial information. In addition, certain amounts paid to third parties related to the development of new products and technologies, as described above, are capitalized and included in intangible assets on the accompanying consolidated balance sheets.

Goodwill is tested for impairment annually using a two-step process. The first step is to identify a potential impairment, and the second step measures the amount of the impairment loss, if any. Goodwill is impaired if the carrying amount of a reporting unit’s goodwill exceeds its estimated fair value. As of October 1, 2012, Par performed its annual goodwill impairment assessment noting no impairment. No changes in business or other factors are known as of the December 31, 2012 balance sheet date that would necessitate an evaluation for impairment.

Definite lived intangibles are amortized on an accelerated or straight-line basis over their estimated useful life. This determination is made based on the specific asset and the timing of recoverability from expected future cash flows.

We review the carrying value of our long-term assets for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets.

As discussed above with respect to determining an asset’s fair value and useful life, because this process involves management making certain estimates and because these estimates form the basis of the determination of whether or not an impairment charge should be recorded, these estimates are considered to be critical accounting estimates. We will continue to assess the carrying value of our goodwill and intangible assets in accordance with applicable accounting guidance.

Income Taxes:
We account for income taxes in accordance with FASB ASC 740. Deferred taxes are provided using the asset and liability method, whereby deferred income taxes result from temporary differences between the reported amounts in the financial statements and the tax basis of assets and liabilities, as measured by presently enacted tax rates. We establish valuation allowances against deferred tax assets when it is more likely than not that the realization of those deferred tax assets will not occur. In establishing valuation allowances, management makes estimates such as projecting future taxable income. Such estimates utilize forecasted financial information.

FASB ASC 740-10 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for financial statement recognition, measurement and disclosure of tax positions that a company has taken or expects to be taken in a tax return. Additionally, FASB ASC 740-10 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods and transition. See Note 15, “Income Taxes”.

Revenue Recognition and Accounts Receivable Reserves and Allowances:
We recognize revenues for product sales when title and risk of loss transfer to our customers, when reliable estimates of rebates, chargebacks, returns and other adjustments can be made, and collectability is reasonably assured. Included in our recognition of revenues are estimated provisions for sales allowances, the most significant of which include rebates, chargebacks, product returns, and other sales allowances, recorded as reductions to gross revenues, with corresponding adjustments to the accounts receivable reserves and allowances (see Note 5 – “Accounts Receivable”). In addition, we record estimates for rebates paid under federal and state government Medicaid drug reimbursement programs as reductions to gross revenues, with corresponding adjustments to accrued liabilities. We have the experience and access to relevant information that we believe are necessary to reasonably estimate the amounts of such deductions from gross revenues. Some of the assumptions we use for certain of our estimates are based on information received from third parties, such as customers’ inventories at a particular point in time and market data, or other market factors beyond our control. The estimates that are most critical to our establishment of these reserves, and therefore would have the largest impact if these estimates were not accurate, are our estimates of non-contract sales volumes, average contract pricing, customer inventories, processing time lags, and return volumes. We regularly review the information related to these estimates and adjust our reserves accordingly, if and when actual experience differs from previous estimates.

Distribution Costs:
We record distribution costs related to shipping product to our customers, primarily through the use of common carriers or external distribution services, in selling, general and administrative expenses. Distribution costs for the period from September 29, 2012 to December 31, 2012 (Successor) were approximately $1.0 million. Distribution costs for the period from January 1, 2012 to September 28, 2012 (Predecessor) were approximately $2.3 million. Distribution costs were approximately $2.5 million for 2011 (Predecessor) and $2.5 million for 2010 (Predecessor).

Fair Value of Financial Instruments:
The carrying amounts of our cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate fair values based upon the relatively short-term nature of these financial instruments.

Concentration of Suppliers of Distributed Products and Internally Manufactured Products:
We have entered into a number of license and distribution agreements pursuant to which we distribute generic pharmaceutical products and brand products developed and/or supplied to us by certain third parties. We have also entered into contract manufacturing agreements for third-parties to manufacture some of our own generic products for us. For the period from September 29, 2012 to December 31, 2012 (Successor) and for the period from January 1, 2012 to September 28, 2012 (Predecessor), a significant percentage of our total net product sales were generated from such contract-manufactured and/or licensed products. We cannot provide assurance that the efforts of our contractual partners will continue to be successful, that we will be able to renew such agreements or that we will be able to enter into new agreements in the future. Any alteration to or termination of our current material license and distribution agreements, our failure to enter into new and similar agreements, or the interruption of the supply of our products under such agreements or under our contract manufacturing agreements, could have a material adverse effect on our business, condition (financial and other), prospects or results of operations.

We produce substantially all of our internally manufactured products at our manufacturing facilities in New York and in California as of December 31, 2012. A significant disruption at those facilities, even on a short-term basis, could impair our ability to produce and ship products to the market on a timely basis, which could have a material adverse effect on our business, financial position and results of operations.

Segments:
FASB ASC 280-10 codifies the standards for reporting of financial information about operating segments in annual financial statements. Management considers our business to be in two reportable business segments, generic and brand pharmaceuticals. Refer to Note 18 – “Segment Information”.

Contingencies and Legal Fees:
We are subject to various patent litigations, product liability litigations, government investigations and other legal proceedings in the ordinary course of business. Legal fees and other expenses related to litigation are expensed as incurred and included in selling, general and administrative expenses. Contingent accruals are recorded when we determine that a loss is both probable and reasonably estimable. Due to the fact that legal proceedings and other contingencies are inherently unpredictable, our assessments involve significant judgment regarding future events.

Debt Issuance Costs:
We capitalize direct costs incurred with obtaining debt financing, which are included in other assets on the consolidated balance sheet. Debt issuance costs are amortized to interest expense over the term of the underlying debt using the effective interest method. We recognized amortized debt issuance costs of $2,829 thousand for the period September 29, 2012 to December 31, 2012 (Successor), and $1,876 thousand for the period January 1, 2012 to September 28, 2012 (Predecessor), $1,400 thousand in the year ended December 31, 2011 (Predecessor), and $304 thousand in the year ended December 31, 2010 (Predecessor).

Recent Accounting Pronouncements:
The FASB has issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. This amendment of the Codification allows an entity the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. This ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. The amendments to the Codification in this ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. This ASU must be applied retrospectively. The amendments to the Codification in this ASU were effective for us for fiscal years and interim periods within those years, beginning after December 15, 2011. The Company has presented the components of net income and the components of other comprehensive income in two separate but consecutive statements.
The FASB has issued ASU 2011-08, Intangibles—Goodwill and Other (Topic 350): Testing Goodwill for Impairment. This amendment of Codification will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under this amendment, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendment includes a number of examples of events and circumstances for an entity to consider in conducting the qualitative assessment. This amendment to the Codification is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company did not assess qualitative factors to determine whether it is necessary to perform the quantitative goodwill impairment test as of October 1, 2012, which is the Company’s annual evaluation date for goodwill, but may in the future.

The FASB has issued ASU 2012-02, Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment. This amendment of ASC permits an entity to first assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative impairment test in accordance with Subtopic 350-30. If an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then no further action is required. If an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test. ASU 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. The adoption of this ASU is not expected to have a material impact on the Company's financial statements.

Basis of Presentation	6 Months Ended
Jun. 30, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Basis of Presentation
Basis of Presentation:

The accompanying condensed consolidated financial statements at June 30, 2013 and for the three-month and six-month periods ended June 30, 2013 and June 30, 2012 are unaudited. In the opinion of management, however, such statements include all normal recurring adjustments necessary to present fairly the information presented therein. The condensed consolidated balance sheet at December 31, 2012 was derived from the Company’s audited consolidated financial statements included in the 2012 Annual Report.
The accompanying condensed consolidated financial statements and these notes to condensed consolidated financial statements do not include all disclosures required by the accounting principles generally accepted in the United States of America for audited financial statements. Accordingly, these statements should be read in conjunction with our 2012 Annual Report. Results of operations for interim periods are not necessarily indicative of those that may be achieved for full fiscal years.
Certain reclassifications have been made to the June 30, 2012 statement of operations to reflect the presentation of provision for income taxes related to discontinued operations for the three-month ($28 thousand) and six-month ($55 thousand) periods ended June 30, 2012 as a component of (Benefit) provision for income taxes to conform to the June 30, 2013 presentation. Corresponding line items on the condensed consolidated statements of cash flows for the six months ended June 30, 2012 were also reclassified.

The Company has evaluated subsequent events through August 13, 2013, the date of filing this quarterly financial report.

Sky Growth Merger (Sky Growth Merger [Member])	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Sky Growth Merger [Member]
Business Acquisition [Line Items]
Business Acquisition Disclosure
Sky Growth Merger:

The Transactions
We were acquired at the close of business on September 28, 2012 through the Merger. Holdings and its wholly-owned subsidiaries were formed by affiliates of TPG solely for the purposes of completing the Merger and the related transactions. At the time of the Merger, each share of our common stock issued and outstanding immediately prior to the close of the Merger was converted into the right to receive cash. Aggregate consideration tendered at September 28, 2012 was for 100% of the equity of the Company. Subsequent to the Merger, we became an indirect, wholly owned subsidiary of Holdings.

The Merger was accounted for as a purchase business combination in accordance with ASC 805, Business Combinations, whereby the purchase price paid to effect the Merger was allocated to recognize the acquired assets and liabilities assumed at fair value. The acquisition method of accounting uses the fair value concept defined in ASC 820, “Fair Value Measurements and Disclosures.” ASC 805 requires, among other things, that most acquired assets and liabilities in a business purchase combination be recognized at their fair values as of the Merger date. The process for estimating the fair values of acquired in-process research and development, identifiable intangible assets and certain tangible assets required the use of significant estimates and assumptions, including estimating future cash flows, developing appropriate discount rates, estimating the costs, timing and probability of success to complete in-process projects and projecting regulatory approvals. Under ASC 805, transaction costs are not included as a component of consideration transferred. The Merger related transaction costs were comprised of investment bank fees, accounting fees, legal fees, and other fees. The excess of the purchase price (consideration transferred) over the estimated amounts of identifiable assets acquired and liabilities assumed as of the effective date of the Merger was allocated to goodwill in accordance with ASC 805, which mainly represents intangible assets related to our know-how, including our workforce’s expertise in R&D and manufacturing that do not qualify for separate recognition. The purchase price allocation is subject to completion of our analysis of the fair value of the assets and liabilities as of the effective date of the Merger. Accordingly, the purchase price allocation is preliminary and may be adjusted upon completion of the final valuation. These adjustments could be material. The final valuation is expected to be completed as soon as practicable but no later than one year from the consummation of the Merger.

Transactions with Manager
In connection with the Merger and the related transactions, the Company entered into a management services agreement with an affiliate of TPG (the “Manager”). Pursuant to the agreement, in exchange for on-going consulting and management advisory services, the Manager receives an annual monitoring fee paid quarterly equal to 1% of EBITDA as defined under the Company’s senior secured credit facilities. There is an annual cap of $4 million for this fee. The Manager also receives reimbursement for out-of-pocket expenses incurred in connection with services provided pursuant to the agreement. The Company recorded an expense of $533 thousand for the three months ended June 30, 2013 and $1,394 thousand for the six months ended June 30, 2013 for consulting and management advisory service fees and out-of-pocket expenses, which are included in selling, general and administrative expenses in the condensed consolidated statement of operations.

Sky Growth Merger:

The Transactions
We were acquired at the close of business on September 28, 2012 through a merger transaction with a wholly-owned subsidiary of Holdings. Holdings and its wholly-owned subsidiaries were formed by affiliates of TPG solely for the purposes of completing the Merger and the other related transactions. At the time of the Merger, each share of Company common stock issued and outstanding immediately prior to the close of the Merger was converted into the right to receive $50.00 in cash. Aggregate consideration tendered at September 28, 2012 was for 100% of the equity of the Company. Subsequent to the Merger, we became an indirect, wholly owned subsidiary of Holdings. The Merger was financed as follows:

•
Borrowings under the Company’s senior secured credit facilities (the “Senior Credit Facilities”) that entered into in conjunction with the Merger consisting of: (i) a seven-year senior secured term loan facility and (ii) a $150,000 thousand senior secured revolving credit facility, which was undrawn at closing of the Merger and remained undrawn at December 31, 2012;

•	Issuance of 7.375% senior notes due 2020 (the “Notes”);

•	Equity investments from Holdings funded by affiliates of TPG and management; and

•	Company cash on hand.

•	The Merger occurred simultaneously with:

•	The closing of the financing transactions and equity investments described above; and

•	The termination of the Company’s previous term loan facility and revolving credit facility. Amounts outstanding under these facilities were paid off at the closing of the Merger.

The Merger was accounted for as a purchase business combination in accordance with ASC 805, Business Combinations, whereby the purchase price paid to effect the Merger was allocated to recognize the acquired assets and liabilities assumed at fair value. The acquisition method of accounting uses the fair value concept defined in ASC 820, “Fair Value Measurements and Disclosures.” ASC 805 requires, among other things, that most acquired assets and liabilities in a business purchase combination be recognized at their fair values as of the Merger date and that the fair value of acquired in-process research and development (“IPR&D”) be recorded on the balance sheet regardless of the likelihood of success of the related product or technology as of the completion of the Merger. The process for estimating the fair values of IPR&D, identifiable intangible assets and certain tangible assets requires the use of significant estimates and assumptions, including estimating future cash flows, developing appropriate discount rates, estimating the costs, timing and probability of success to complete in-process projects and projecting regulatory approvals. Under ASC 805, transaction costs are not included as a component of consideration transferred. The Merger related transaction costs were comprised of investment bank fees, accounting fees, legal fees, and other fees. The excess of the purchase price (consideration transferred) over the estimated amounts of identifiable assets acquired and liabilities assumed as of the effective date of the Merger was allocated to goodwill in accordance with ASC 805. The purchase price allocation is subject to completion of our analysis of the fair value of the assets and liabilities as of the effective date of the Merger. Accordingly, the purchase price allocation below is preliminary and may be adjusted upon completion of the final valuation. These adjustments could be material. The final valuation is expected to be completed as soon as practicable but no later than one year from the consummation of the Merger. The establishment of the fair value of the consideration for an acquisition, and the allocation to identifiable tangible and intangible assets and liabilities requires the extensive use of accounting estimates and management judgment. We believe the fair values assigned to the acquired assets and liabilities are based on reasonable estimates and assumptions based on data currently available. The Merger and the allocation of the purchase price have been recorded as of September 29, 2012. The sources and uses of funds in connection with the Transactions are summarized below ($ in thousands):

Sources:		Uses:
Senior secured term loan	$1,055,000	Cash purchase of equity	$1,908,725
7.375% Senior notes	490,000	Prior debt and accrued interest	337,704
Sponsor equity contribution	690,000	Total purchase price	2,246,429
Company cash on hand	144,791	Transaction costs	133,362
Total source of funds	$2,379,791	Total use of funds	$2,379,791

The allocation of the purchase price on a preliminary basis at September 29, 2012 was as follows ($ in thousands):

As of
September 29, 2012
Cash on hand	$278,879
Accounts receivable, net	113,902
Inventories	118,704
Property, plant and equipment, net	129,416
Intangible assets	1,303,300
Other current and non-current assets	83,493
Total identifiable assets	2,027,694

Accounts payable	36,304
Payables due to distribution agreement partners	55,983
Accrued government pricing liabilities	43,010
Accrued legal settlements	58,917
Other current liabilities	89,231
Other long-term liabilities	13,568
Deferred income taxes	334,904
Total liabilities assumed	631,917

Net identifiable assets acquired	1,395,777
Goodwill	850,652
Total purchase price allocation	$2,246,429

None of the goodwill identified above and recorded on the Consolidated Balance Sheet as of December 31, 2012 will be deductible for income tax purposes. Goodwill mainly represents intangible assets related to our knowhow, including our workforce’s expertise in R&D and manufacturing that do not qualify for separate recognition in accordance with ASC 805.

Supplemental Pro forma Information (unaudited)

The following unaudited pro forma information for the years ended December 31, 2012 and December 31, 2011 assumes the Merger occurred as of January 1, 2011.  The pro forma information is not necessarily indicative either of the combined results of operations that actually would have been realized had the Merger been consummated during the periods for which pro forma information is presented, or is it intended to be a projection of future results or trends.

(in thousands)	December 31, 2012	December 31, 2011
Total revenues	$1,050,007	$926,138
Loss from continuing operations	($84,305)	($245,466)

These amounts have been calculated after adjusting for the additional amortization and depreciation expense, cost of goods sold and interest expense that would have been recorded assuming the fair value adjustments to finite-lived intangible assets, property, plant and equipment, and inventory had been applied on January 1, 2011, and the debt incurred as a result of the Merger had been outstanding since January 1, 2011, together with the consequential tax effects.
Pro forma income from continuing operations for the twelve months ended December 31, 2012 was adjusted to exclude $28,235 thousand of Merger-related costs incurred with the consequential tax effects.  These costs were primarily investment bank fees, accounting fees, legal fees, and other fees.  Pro forma loss from continuing operations for the year ended December 31, 2011 was adjusted to include the Merger-related costs with the consequential tax effects.
Transactions with Manager
In connection with the Transactions, the Company entered into a management services agreement with an affiliate of TPG (the “Manager”) pursuant to which they received on the closing date an aggregate transaction fee of $20 million. In addition, pursuant to such agreement, and in exchange for on-going consulting and management advisory services, the Manager receives an annual monitoring fee paid quarterly equal to 1% of EBITDA as defined under the credit agreement for the Senior Credit Facilities. There is an annual cap of $4 million for this fee. The Manager also receives reimbursement for out-of-pocket expenses incurred in connection with services provided pursuant to the agreement. The Company recorded an expense of $675 thousand for consulting and management advisory service fees and out-of-pocket expenses which are included in selling, general and administrative expenses in the consolidated statement of operations in the period from September 29, 2012 to December 31, 2012 (Successor).

Acquisition of Divested Products from the Watson/Actavis Merger (Watson/Actavis Divestiture Products [Member])	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Watson/Actavis Divestiture Products [Member]
Business Acquisition [Line Items]
Business Acquisition Disclosure
Acquisition of Divested Products from the Watson/Actavis Merger:

In connection with the merger of Watson Pharmaceuticals, Inc. (“Watson”) and Actavis Group (“Actavis”) on November 6, 2012, (the “Watson/Actavis Merger”), Par acquired the U.S. marketing rights to five generic products that were marketed by Watson or Actavis, as well as eight Abbreviated New Drug Applications (“ANDA”) awaiting regulatory approval and a generic product in late-stage development for $110,000 thousand. Par also acquired a number of supply agreements each with a term of three years. The purchase price was paid in cash and funded from our cash on hand.
The acquisition was accounted for as a business combination and a bargain purchase under FASB ASC 805, "Business Combinations". The purchase price of the acquisition was allocated to the assets acquired, with the excess of the fair value of assets acquired over the purchase price recorded as a gain. The gain was mainly attributed to the FTC mandated divestiture of products by Watson and Actavis in conjunction with the approval of the related merger. ASC 805 requires, among other things, that the fair value of acquired in-process research and development be recorded on the balance sheet regardless of the likelihood of success of the related product or technology as of the completion of the acquisition.  The process for estimating the fair values of acquired in-process research and development requires the use of significant estimates and assumptions, including estimating future cash flows, developing appropriate discount rates, estimating the costs, timing and probability of success to complete in-process projects and projecting regulatory approvals. The establishment of the fair value of the consideration for an acquisition, and the allocation to identifiable assets requires the extensive use of accounting estimates and management judgment.  We believe the fair values assigned to the assets acquired were based on reasonable estimates and assumptions based on data available at the time of the acquisition.

Acquisition of Divested Products from the Watson/Actavis Merger:
As a result of the merger of Watson and Actavis, Par acquired on November 6, 2012, the U.S. marketing rights to five generic products that were marketed by Watson or Actavis, as well as eight Abbreviated New Drug Applications awaiting regulatory approval and a generic product in late-stage development for $110,000 thousand. Par also acquired a number of supply agreements each with a term of three years. The purchase price was paid in cash and funded from our cash on hand.
The acquisition was accounted for as a business combination and a bargain purchase under FASB ASC 805 Business Combinations. The purchase price of the acquisition was allocated to the assets acquired, with the excess of the fair value of assets acquired over the purchase price recorded as a gain. The gain was mainly attributed to the FTC mandated divestiture of products by Watson and Actavis in conjunction with the approval of the related merger. ASC 805 requires, among other things, that the fair value of acquired IPR&D be recorded on the balance sheet regardless of the likelihood of success of the related product or technology as of the completion of the acquisition.  The process for estimating the fair values of IPR&D requires the use of significant estimates and assumptions, including estimating future cash flows, developing appropriate discount rates, estimating the costs, timing and probability of success to complete in-process projects and projecting regulatory approvals. The establishment of the fair value of the consideration for an acquisition, and the allocation to identifiable assets requires the extensive use of accounting estimates and management judgment.  We believe the fair values assigned to the assets acquired are based on reasonable estimates and assumptions based on data currently available.
The five currently marketed generic products were launched into markets with several competitors. Par recognized $13,387 thousand of net sales for the period from September 29, 2012 to December 31, 2012 (Successor). These products had an insignificant impact of net earnings for the period from September 29, 2012 to December 31, 2012 (Successor).
The purchase price of the acquisition was allocated to the net tangible and intangible assets acquired on the basis of estimated fair values, as follows: ($ in thousands):

	Estimated Fair Value	Estimated Useful Life
Intangible asset related to developed products	$101,200	7 years
Intangible asset related to IPR&D products	14,300	Various
Total assets acquired	115,500
Purchase price	110,000
Gain on bargain purchase	$5,500

The tax basis of the acquired assets was $110,000 thousand.

Supplemental Pro forma Information (unaudited)

The following unaudited pro forma information for the years ended December 31, 2012 and December 31, 2011 assumes the acquisition of divested products from the Watson/Actavis merger occurred as of January 1, 2011.  The pro forma information is not necessarily indicative either of the combined results of operations that actually would have been realized had the acquisition been consummated during the periods for which pro forma information is presented, or is it intended to be a projection of future results or trends.

	December 31,	December 31,
(amounts in thousands)	2012	2011

Total revenues	$1,125,461	$1,014,979

Income (loss) from continuing operations	5,364	(26,729)

These amounts have been calculated assuming the five generic products that were currently marketed in the U.S as of the acquisition were being marketed by us since January 1, 2011 and after adjusting for the additional amortization expense that would have been recorded assuming the fair value adjustments to finite-lived intangible assets had been applied on January 1, 2011, together with the consequential tax effects.

Edict Acquisition (Edict Acquisition [Member])	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Edict Acquisition [Member]
Business Acquisition [Line Items]
Business Acquisition Disclosure
Edict Acquisition:
On February 17, 2012, through Par Pharmaceutical, Inc., our wholly-owned subsidiary, we completed our acquisition of privately-held Edict Pharmaceuticals Private Limited, which has been renamed Par Formulations Private Limited (referred to as “Par Formulations”), for cash and our repayment of certain additional pre-close indebtedness (the “Edict Acquisition”).  The operating results of Par Formulations were included in our consolidated financial results from the date of acquisition.  The operating results were reflected as part of the Par Pharmaceutical segment.  We funded the purchase from cash on hand.
The addition of Par Formulations broadens our industry expertise and expands our R&D and manufacturing capabilities.  The Edict Acquisition was revalued as part of the Merger. Refer to Note 2, “Sky Growth Merger.”
 Consideration Transferred
The acquisition-date fair value of the consideration transferred consisted of the following items ($ in thousands):

Cash paid for equity	$20,659
Contingent purchase price liabilities	11,641	(1)
Cash paid for assumed indebtedness	4,300
Total consideration	$36,600

(1)
Contingent purchase price liabilities represent subsequent milestone payments related to successful FDA inspection of the Par Formulations manufacturing facility and Abbreviated New Drug Application (“ANDA”) filings.  All contingent purchase price liabilities are expected to be paid within 18 months of the acquisition date. Through June 30, 2013, we had paid $9,908 thousand of the contingent purchase price liabilities.

Edict Acquisition:
On February 17, 2012, through Par Pharmaceutical, Inc., our wholly-owned subsidiary, we completed our acquisition of privately-held Edict Pharmaceuticals Private Limited, which has been renamed Par Formulations Private Limited (referred to as “Par Formulations”), for cash and our repayment of certain additional pre-close indebtedness (the “Edict Acquisition”).  The operating results of Par Formulations were included in our consolidated financial results from the date of acquisition.  The operating results were reflected as part of the Par Pharmaceutical segment.  We funded the purchase from cash on hand.
The addition of Par Formulations broadens our industry expertise and expands our R&D and manufacturing capabilities.  The operating results of Par Formulations from February 17, 2012 to December 31, 2012 are included in the accompanying consolidated statements of operations, reflecting a loss from continuing operations of approximately $1,931 thousand for the period from September 29, 2012 (Successor) and approximately $2,749 thousand for the period from January 1, 2012 to September 28, 2012 (Predecessor).  The Edict Acquisition was revalued as part of the Merger. Refer to Note 2.
 Consideration Transferred
The acquisition-date fair value of the consideration transferred consisted of the following items ($ in thousands):

Cash paid for equity	$20,659
Contingent purchase price liabilities	11,641	(1)
Cash paid for assumed indebtedness	4,300
Total consideration	$36,600

(1)
Contingent purchase price liabilities represent subsequent milestone payments related to successful FDA inspection of the Par Formulations manufacturing facility and ANDA filings.  All contingent purchase price liabilities are expected to be paid within 18 months of the acquisition date. Through December 31, 2012, we had paid $9,908 thousand of the contingent purchase price liabilities.

Fair Value Estimate of Assets Acquired and Liabilities Assumed
The purchase price of Par Formulations has been allocated to the following assets and liabilities ($ in thousands):

As of February 17, 2012
Cash and cash equivalents	$273
Inventories	192
Prepaid expenses and other current assets	1,143
Property, plant and equipment	5,370
Intangible assets	1,850
Total identifiable assets	8,828

Accounts payable	995
Accrued expenses and other current liabilities	200
Deferred tax liabilities	938
Total liabilities assumed	2,133

Net identifiable assets acquired	6,695
Goodwill	29,905
Net assets acquired	$36,600

Supplemental Pro forma Information (unaudited)
The following unaudited pro forma information for the year ended December 31, 2012, and the year ended December 31, 2011 assumes the Edict Acquisition occurred as of January 1, 2011. The pro forma information is not necessarily indicative either of the combined results of operations that actually would have been realized had the Edict Acquisition been consummated during the periods for which pro forma information is presented, or is it intended to be a projection of future results or trends.

	For the Year Ended
	December 31,	December 31,
(amounts in thousands)	2012	2011

Total revenues	$1,050,007	$926,138

Loss from continuing operations	($9,707)	($50,476)

These amounts have been calculated after adjusting for the additional expense that would have been recorded assuming the fair value adjustments to finite-lived intangible assets ($750 thousand) had been applied on January 1, 2011, together with the consequential tax effects.
Pro forma income from continuing operations for the year ended December 31, 2012 was adjusted to exclude $2,880 thousand of Edict Acquisition related costs incurred with the consequential tax effects. These costs were primarily accounting fees and legal fees. Pro forma loss from continuing operations for the year ended December 31, 2011 was adjusted to include the Edict Acquisition related costs with the consequential tax effects.

Anchen Acquisition (Anchen Acquisition [Member])	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Anchen Acquisition [Member]
Business Acquisition [Line Items]
Business Acquisition Disclosure
Anchen Acquisition:
On November 17, 2011, through Par Pharmaceutical, Inc., our wholly-owned subsidiary, we completed our acquisition of Anchen Incorporated and its subsidiary Anchen Pharmaceuticals, Inc. (collectively referred to as “Anchen”) for $412,753 thousand in aggregate consideration (the “Anchen Acquisition”), subject to post-closing adjustment. During the second quarter of 2012, we collected $3,786 thousand as a result of post-closing adjustments with the former Anchen securityholders and adjusted goodwill associated with the Anchen Acquisition. The purchase price allocation was final at that time. All of the assets acquired and liabilities assumed as part of the Anchen Acquisition were revalued as part of the Merger. Refer to Note 2, “Sky Growth Merger.”
Anchen was a privately-held generic pharmaceutical company until our acquisition. Anchen broadened our industry expertise (e.g., R&D and manufacturing capabilities) and product pipeline.
The Anchen Acquisition was accounted for as a business purchase combination using the acquisition method of accounting under the provisions of ASC No. 805, “Business Combinations,” (“ASC 805”). The acquisition method of accounting uses the fair value concept defined in ASC 820, “Fair Value Measurements and Disclosures.” ASC 805 requires, among other things, that most assets acquired and liabilities assumed in a business purchase combination be recognized at their fair values as of the Anchen Acquisition date and that the fair value of acquired in-process research and development (“IPR&D”) be recorded on the balance sheet regardless of the likelihood of success of the related product or technology as of the completion of the Anchen Acquisition. The process for estimating the fair values of IPR&D, identifiable intangible assets and certain tangible assets requires the use of significant estimates and assumptions, including estimating future cash flows, developing appropriate discount rates, estimating the costs, timing and probability of success to complete in-process projects and projecting regulatory approvals. Under ASC 805, transaction costs are not included as a component of consideration transferred and were expensed as incurred.

Anchen Acquisition:
On November 17, 2011, through Par Pharmaceutical, Inc., our wholly-owned subsidiary, we completed our acquisition of Anchen Incorporated and its subsidiary Anchen Pharmaceuticals, Inc. (collectively referred to as “Anchen”) for $412,753 thousand in aggregate consideration (the “Anchen Acquisition”), subject to post-closing adjustment. During the second quarter of 2012, we collected $3,786 thousand as a result of post-closing adjustments with the former Anchen securityholders and adjusted goodwill associated with the Anchen Acquisition. The purchase price allocation was final at that time. All of the assets acquired and liabilities assumed as part of the Anchen Acquisition were revalued as part of the Merger. Refer to Note 2.
Pursuant to the Agreement and Plan of Merger, dated as of August 23, 2011, as amended (the “Merger Agreement”), among Par Pharmaceutical, Inc. and Admiral Acquisition Corp. (“Merger Sub”), a wholly owned subsidiary of Par Pharmaceutical, Inc., on the one hand, and Anchen and Chih-Ming Chen, Ph.D. (“Dr. Chen”), as securityholders’ representative, on the other hand, Merger Sub was merged with and into Anchen, with Anchen surviving as a wholly owned subsidiary of Par Pharmaceutical, Inc. (the “Merger”).  In connection with the consummation of the Merger, Par Pharmaceutical, Inc., Anchen, Dr. Chen and Merger Sub entered into an Agreement and Amendment to Merger Agreement, dated November 17, 2011 (the “Amendment”), in which the parties agreed to modify certain pre-Merger covenants and the timing and manner of payment of certain severance and other benefit obligations.  The Amendment also reflects the parties’ agreement as to the source and manner of payment of certain expenses in connection with paying agent services.
Anchen was a privately-held generic pharmaceutical company until our acquisition. Anchen broadens our industry expertise (e.g., R&D and manufacturing capabilities) and product pipeline, with 29 ANDAs filed and four key commercialized products. The operating results of Anchen from November 17, 2011 to December 31, 2011 are included in the accompanying Consolidated Statements of Operations, reflecting total revenues of $12,932 thousand and a loss from continuing operations of $3,642 thousand. The Consolidated Balance Sheet as of December 31, 2011 reflects the Anchen Acquisition, including goodwill, which represents the Anchen workforce’s expertise in R&D and manufacturing.
The Anchen Acquisition has been accounted for as a business purchase combination using the acquisition method of accounting under the provisions of ASC No. 805, “Business Combinations,” (“ASC 805”). The acquisition method of accounting uses the fair value concept defined in ASC 820, “Fair Value Measurements and Disclosures.” ASC 805 requires, among other things, that most assets acquired and liabilities assumed in a business purchase combination be recognized at their fair values as of the Anchen Acquisition date and that the fair value of acquired in-process research and development (“IPR&D”) be recorded on the balance sheet regardless of the likelihood of success of the related product or technology as of the completion of the Anchen Acquisition. The process for estimating the fair values of IPR&D, identifiable intangible assets and certain tangible assets requires the use of significant estimates and assumptions, including estimating future cash flows, developing appropriate discount rates, estimating the costs, timing and probability of success to complete in-process projects and projecting regulatory approvals. Under ASC 805, transaction costs are not included as a component of consideration transferred and were expensed as incurred. The Anchen Acquisition related transaction costs expensed for the year ended December 31, 2011 totaled $8,264 thousand and were included in operating expenses as selling, general and administrative on the Consolidated Statements of Operations. The Anchen Acquisition related transaction costs for the year ended December 31, 2011 were comprised of investment bank fees ($5,013 thousand), accounting fees ($1,628 thousand), legal fees ($1,348 thousand), and other fees ($275 thousand). The excess of the purchase price (consideration transferred) over the estimated amounts of identifiable assets and liabilities of Anchen as of the effective date of the acquisition was allocated to goodwill in accordance with ASC 805. The purchase price allocation is subject to completion of our analysis of the fair value of the assets and liabilities of Anchen as of the effective date of the Anchen Acquisition. Accordingly, the purchase price allocation below is preliminary and may be adjusted upon completion of the final valuation. These adjustments could be material. The final valuation is expected to be completed as soon as practicable but no later than one year from the consummation of the acquisition on November 17, 2011. The establishment of the fair value of the consideration for an acquisition, and the allocation to identifiable tangible and intangible assets and liabilities requires the extensive use of accounting estimates and management judgment. We believe the fair values assigned to the assets acquired and liabilities assumed are based on reasonable estimates and assumptions based on data currently available.
Consideration Transferred
The acquisition-date fair value of the consideration transferred consisted of the following items ($ in thousands):

Amount
Cash paid for equity	$410,000
Cash paid to settle benefit liabilities for two former Anchen executives	2,000
Cash paid for estimated net working capital	753

Total cash consideration	$412,753

 Fair Value Estimate of Assets Acquired and Liabilities Assumed
The purchase price of Anchen has been allocated on a preliminary basis to the following assets and liabilities ($ in thousands):

As of November 17, 2011
Cash and cash equivalents	$1,352
Accounts receivable, net	15,086
Inventories	21,479
Prepaid expenses and other current assets	1,500
Deferred income taxes	19,588
Income taxes receivable	10,621
Property, plant and equipment	27,642
Intangible assets	220,800
Other long-term assets, net	1,626
Total identifiable assets	319,694
Current payable to former Anchen securityholders	20,620
Accounts payable	7,701
Payables due to distribution agreement partners	785
Accrued expenses and other current liabilities	8,517
Deferred tax liabilities	86,054
Other long-term liabilities	2,967
Total liabilities assumed	126,644
Net identifiable assets acquired	193,050
Goodwill	219,703
Net assets acquired	$412,753

None of the goodwill identified above and recorded on the Consolidated Balance Sheet as of December 31, 2011 will be deductible for income tax purposes.
Supplemental Pro forma Information (unaudited)
The following unaudited pro forma information for the year ended December 31, 2011, and the year ended December 31, 2010 assumes the Anchen Acquisition occurred as of January 1, 2010. The pro forma information is not necessarily indicative either of the combined results of operations that actually would have been realized had the Anchen Acquisition been consummated during the periods for which pro forma information is presented, or is it intended to be a projection of future results or trends.

	Year ended	Year ended
(In thousands, except per share data)	December 31, 2011	December 31, 2010
Total revenues	$1,041,988	$1,089,697
(Loss) income from continuing operations	$(44,680)	$56,250

These amounts have been calculated after adjusting for the additional expense that would have been recorded assuming the fair value adjustments to finite-lived intangible assets ($94,100 thousand) and inventory ($9,200 thousand) had been applied on January 1, 2010, and the debt incurred as a result of the Anchen Acquisition (initially $350,000 thousand) had been outstanding since January 1, 2010, together with the consequential tax effects.
Pro forma loss from continuing operations for the year ended December 31, 2011 was adjusted to exclude $25,396 thousand of Anchen Acquisition related costs incurred in 2011 by Anchen and us with the consequential tax effects. These costs were primarily investment bank fees, accounting fees, and legal fees. Pro forma loss from continuing operations for the year ended December 31, 2010 was adjusted to include the Anchen Acquisition related costs with the consequential tax effects.

Available for Sale Marketable Debt Securities	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Available-for-sale Securities [Abstract]
Available for Sale Marketable Debt Securities
Available for Sale Marketable Debt Securities:

At June 30, 2013 and December 31, 2012, all of our investments in marketable debt securities were classified as available for sale and, as a result, were reported at their estimated fair values on the condensed consolidated balance sheets. Refer to Note 7 - “Fair Value Measurements.” The following is a summary of amortized cost and estimated fair value of our marketable debt securities available for sale at June 30, 2013 ($ amounts in thousands):

				Estimated
		Unrealized		Fair
	Cost	Gain	(Loss)	Value
Corporate bonds	$3,553	$28	$—	$3,581

All available for sale marketable debt securities are classified as current on our condensed consolidated balance sheet as of June 30, 2013.

The following is a summary of amortized cost and estimated fair value of our investments in marketable debt securities available for sale at December 31, 2012 ($ amounts in thousands):

				Estimated
		Unrealized		Fair
	Cost	Gain	(Loss)	Value
Corporate bonds	$11,666	$61	$—	$11,727

    The following is a summary of the contractual maturities of our available for sale debt securities at June 30, 2013 ($ amounts in thousands):

	June 30, 2013
		Estimated Fair
	Cost	Value
Less than one year	$2,644	$2,663
Due between 1-2 years	909	918
Total	$3,553	$3,581

Available for Sale Marketable Debt Securities:

At December 31, 2012 and 2011, all of our investments in marketable debt securities were classified as available for sale and, as a result, were reported at their estimated fair values on the consolidated balance sheets. Refer to Note 7 - “Fair Value Measurements.” The following is a summary of amortized cost and estimated fair value of our marketable debt securities available for sale at December 31, 2012 ($ amounts in thousands):

		Unrealized		Estimated Fair Value
	Cost	Gain	(Loss)
Corporate bonds (Successor)	$11,666	$61	$—	$11,727

All available for sale marketable debt securities are classified as current on our consolidated balance sheet as of December 31, 2012.
The following is a summary of amortized cost and estimated fair value of our investments in marketable debt securities available for sale at December 31, 2011 ($ amounts in thousands):

				Estimated Fair Value
		Unrealized
	Cost	Gain	(Loss)
Corporate bonds (Predecessor)	$25,680	$53	($24)	$25,709

The following is a summary of the contractual maturities of our available for sale debt securities at December 31, 2012 ($ amounts in thousands):

	December 31, 2012
	Cost	Estimated Fair Value
Less than one year	$8,082	$8,100
Due between 1-2 years	2,672	2,702
Due between 2-5 years	912	925
Total	$11,666	$11,727

Fair Value Measurements	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements:

FASB ASC 820-10 Fair Value Measurements and Disclosures defines fair value as the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. FASB ASC 820 requires that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories:

Level 1: Quoted market prices in active markets for identical assets and liabilities. Active market means a market in which transactions for assets or liabilities occur with “sufficient frequency” and volume to provide pricing information on an ongoing unadjusted basis. Cash equivalents include highly liquid investments with an original maturity of three months or less at acquisition. We have determined that our cash equivalents in their entirety are classified as Level 1 within the fair value hierarchy.
Level 2: Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Our Level 2 assets primarily include debt securities, including corporate bonds with quoted prices that are traded less frequently than exchange-traded instruments. All of our Level 2 asset values are determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. The pricing model information is provided by third party entities (e.g., banks or brokers). In some instances, these third party entities engage external pricing services to estimate the fair value of these securities. We have a general understanding of the methodologies employed by the pricing services in their pricing models. We corroborate the estimates of non-binding quotes from the third party entities’ pricing services to an independent source that provides quoted market prices from broker or dealer quotations. We investigate large differences, if any. Based on historical differences, we have not been required to adjust quotes provided by the third party entities’ pricing services used in estimating the fair value of these securities.
Level 3: Unobservable inputs that are not corroborated by market data.

Financial assets and liabilities

The fair value of our financial assets and liabilities measured at fair value on a recurring basis as of June 30, 2013 were as follows ($ amounts in thousands):

	Estimated Fair Value at
	June 30, 2013	Level 1	Level 2	Level 3
Corporate bonds (Note 6)	$3,581	$—	$3,581	$—
Cash equivalents	$21,778	$21,778	$—	$—
Senior secured term loan (Note 14)	$1,054,041	$—	$1,054,041	$—
7.375% senior notes (Note 14)	$499,800	$—	$499,800	$—

The fair value of our financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 were as follows ($ amounts in thousands):

	Estimated Fair Value at
	December 31, 2012	Level 1	Level 2	Level 3
Corporate bonds (Note 6)	$11,727	$—	$11,727	$—
Cash equivalents	$14,370	$14,370	$—	$—
Senior secured term loan (Note 14)	$1,052,363	$—	$1,052,363	$—
7.375% senior notes (Note 14)	$484,488	$—	$484,488	$—

The carrying amount reported in the condensed consolidated balance sheets for accounts receivables, net, inventories, prepaid expenses and other current assets, accounts payable, payables due to distribution agreement partners, accrued salaries and employee benefits, accrued government pricing liabilities, accrued legal fees, accrued legal settlements, payable to former Anchen securityholders, and accrued expenses and other current liabilities approximate fair value because of their short-term nature.
As noted in Note 4, “Edict Acquisition”, we have contingent purchase price liabilities that represent subsequent milestone payments related to successful FDA inspection of the Par Formulations manufacturing facility and ANDA filings.  All contingent purchase price liabilities are expected to be paid within 18 months of the acquisition date. Through June 30, 2013, we had paid $9,908 thousand of the total $11,641 thousand contingent purchase price liabilities.
Non-financial assets and liabilities
The Company does not have any non-financial assets or liabilities as of June 30, 2013 or December 31, 2012 that are measured in the condensed consolidated financial statements at fair value.
We evaluate long-lived assets, including intangible assets with definite lives, for impairment periodically or whenever events or other changes in circumstances indicate that the carrying value of an asset may no longer be recoverable. If such circumstances are determined to exist, projected undiscounted future cash flows to be generated by the long-lived asset or the appropriate grouping of assets (level 3 inputs), is compared to the carrying value to determine whether impairment exists at its lowest level of identifiable cash flows. During the three months ended June 30, 2013, we ceased selling a product that had been acquired with the divested products from the Watson/Actavis Merger and recorded a total corresponding intangible asset impairment of $466 thousand. During the six months ended June 30, 2012, we abandoned an in-process research and development project which was acquired in the Anchen Acquisition and recorded a total corresponding intangible asset impairment of $2,000 thousand.

Fair Value Measurements:
FASB ASC 820-10 Fair Value Measurements and Disclosures defines fair value as the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. FASB ASC 820 requires that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories:

Level 1: Quoted market prices in active markets for identical assets and liabilities. Active market means a market in which transactions for assets or liabilities occur with “sufficient frequency” and volume to provide pricing information on an ongoing unadjusted basis. Cash equivalents include highly liquid investments with an original maturity of three months or less at acquisition. We have determined that our cash equivalents in their entirety are classified as Level 1 within the fair value hierarchy.
Level 2: Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Our Level 2 assets primarily include debt securities, including corporate bonds with quoted prices that are traded less frequently than exchange-traded instruments. All of our Level 2 asset values are determined using a pricing model with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. The pricing model information is provided by third party entities (e.g., banks or brokers). In some instances, these third party entities engage external pricing services to estimate the fair value of these securities. We have a general understanding of the methodologies employed by the pricing services in their pricing models. We corroborate the estimates of non-binding quotes from the third party entities’ pricing services to an independent source that provides quoted market prices from broker or dealer quotations. We investigate large differences, if any. Based on historical differences, we have not been required to adjust quotes provided by the third party entities’ pricing services used in estimating the fair value of these securities.
Level 3: Unobservable inputs that are not corroborated by market data.
Financial assets and liabilities
The fair value of our financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 were as follows ($ amounts in thousands):

	Estimated Fair Value at
	December 31, 2012	Level 1	Level 2	Level 3
	(Successor)
Corporate bonds (Note 6)	$11,727	$—	$11,727	$—
Cash equivalents	$14,370	$14,370	$—	$—

The fair value of our financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 were as follows ($ amounts in thousands):

	Estimated Fair Value at
	December 31, 2011	Level 1	Level 2	Level 3
	(Predecessor)
Corporate bonds (Note 6)	$25,709	$—	$25,709	$—
Cash equivalents	$159,719	$159,719	$—	$—

The fair value of the senior secured credit term loan was estimated to approximate its carrying values at December 31, 2012 (level 2 inputs). The fair value of the Notes was estimated to be approximately $484,488 thousand at December 31, 2012 (level 2 inputs) as compared to their face value of $490,000 thousand.
The carrying amount reported in the consolidated balance sheets for accounts receivables, net, inventories, prepaid expenses and other current assets, accounts payable, payables due to distribution agreement partners, accrued salaries and employee benefits, accrued government pricing liabilities, accrued legal fees, accrued legal settlements, payable to former Anchen securityholders, and accrued expenses and other current liabilities approximate fair value because of their short-term nature.
As noted in Note 4, “Edict Acquisition”, we have contingent purchase price liabilities that represent subsequent milestone payments related to successful FDA inspection of the Par Formulations manufacturing facility and ANDA filings.  All contingent purchase price liabilities are expected to be paid within 18 months of the acquisition date. Through December 31, 2012, we had paid $9,908 thousand of the total $11,641 thousand contingent purchase price liabilities.
Non-financial assets and liabilities
The Company does not have any non-financial assets or liabilities as December 31, 2012 or December 31, 2011 that are measured in the consolidated financial statements at fair value.
We evaluate long-lived assets, including intangible assets with definite lives, for impairment periodically or whenever events or other changes in circumstances indicate that the carrying value of an asset may no longer be recoverable. If such circumstances are determined to exist, projected undiscounted future cash flows to be generated by the long-lived asset or the appropriate grouping of assets (level 3 inputs), is compared to the carrying value to determine whether impairment exists at its lowest level of identifiable cash flows. During the period from January 1, 2012 to September 28, 2012 (Predecessor), we abandoned an in-process research and development project and exited the market of a commercial product both of which were acquired in the Anchen Acquisition and recorded a total corresponding intangible asset impairment of $5,700 thousand.

Accounts Receivable	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Receivables [Abstract]
Accounts Receivable
Accounts Receivable:
We account for revenue in accordance with FASB ASC 605, "Revenue Recognition". In accordance with that standard, we recognize revenue for product sales when title and risk of loss have transferred to our customers, when reliable estimates of rebates, chargebacks, returns and other adjustments can be made, and when collectability is reasonably assured. This is generally at the time that products are received by our direct customers. We also review available trade inventory levels at certain large wholesalers to evaluate any potential excess supply levels in relation to expected demand. We determine whether we will recognize revenue at the time that our products are received by our direct customers or defer revenue recognition until a later date on a product by product basis at the time of launch. Upon recognizing revenue from a sale, we record estimates for chargebacks, rebates and incentive programs, product returns, cash discounts and other sales reserves that reduce accounts receivable.
The following tables summarize the impact of accounts receivable reserves and allowance for doubtful accounts on the gross trade accounts receivable balances at each balance sheet date ($ amounts in thousands):

	June 30,	December 31,
	2013	2012
Gross trade accounts receivable	$340,205	$318,793
Chargebacks	(49,760)	(41,670)
Rebates and incentive programs	(64,655)	(59,426)
Returns	(79,081)	(68,062)
Cash discounts and other	(35,580)	(26,544)
Allowance for doubtful accounts	—	—
Accounts receivable, net	$111,129	$123,091

Allowance for doubtful accounts

	Six months ended
	June 30,	June 30,
	2013	2012
	(Successor)	(Predecessor)
Balance at beginning of period	$—	$(100)
Additions – charge to expense	—	(4)
Adjustments and/or deductions	—	15
Balance at end of period	$—	$(89)

The following tables summarize the activity for the six months ended June 30, 2013 and the six months ended June 30, 2012, in the accounts affected by the estimated provisions described below ($ amounts in thousands):

	Six months ended June 30, 2013
	(Successor)
Accounts receivable reserves	Beginning balance	Provision recorded for current period sales	(Provision) reversal recorded for prior period sales		Credits processed	Ending balance
Chargebacks	$(41,670)	$(287,424)	$—	(1)	$279,334	$(49,760)
Rebates and incentive programs	(59,426)	(126,921)	574		121,118	(64,655)
Returns	(68,062)	(24,683)	—		13,664	(79,081)
Cash discounts and other	(26,544)	(89,272)	—		80,236	(35,580)
Total	$(195,702)	$(528,300)	$574		$494,352	$(229,076)

Accrued liabilities (2)	$(42,162)	$(34,461)	$—		$35,278	$(41,345)

	Six months ended June 30, 2012
	(Predecessor)
Accounts receivable reserves	Beginning balance	Provision recorded for current period sales	(Provision) reversal recorded for prior period sales		Credits processed	Ending balance
Chargebacks	$(20,688)	$(205,290)	$—	(1)	$197,280	$(28,698)
Rebates and incentive programs	(35,132)	(96,881)	(59)		87,248	(44,824)
Returns	(58,672)	(15,362)	1,602	(3)	12,026	(60,406)
Cash discounts and other	(28,672)	(58,025)	(809)		66,401	(21,105)
Total	$(143,164)	$(375,558)	$734		$362,955	$(155,033)

Accrued liabilities (2)	$(39,614)	$(26,909)	$—		$38,055	$(28,468)

(1)
Unless specific in nature, the amount of provision or reversal of reserves related to prior periods for chargebacks is not determinable on a product or customer specific basis; however, based upon historical analysis and analysis of activity in subsequent periods, we believe that our chargeback estimates remain reasonable.

(2)
Includes amounts due to indirect customers for which no underlying accounts receivable exists and is principally comprised of Medicaid rebates and rebates due under other U.S. Government pricing programs, such as TriCare, and the Department of Veterans Affairs.

(3)	The amount principally represents the resolution of a customer dispute in the first quarter of 2012 regarding invalid deductions taken in prior years of approximately $1,600 thousand.

The Company sells its products directly to wholesalers, retail drug store chains, drug distributors, mail order pharmacies and other direct purchasers as well as customers that purchase its products indirectly through the wholesalers, including independent pharmacies, non-warehousing retail drug store chains, managed health care providers and other indirect purchasers. The Company often negotiates product pricing directly with health care providers that purchase products through the Company’s wholesale customers. In those instances, chargeback credits are issued to the wholesaler for the difference between the invoice price paid to the Company by our wholesale customer for a particular product and the negotiated contract price that the wholesaler’s customer pays for that product. The information that the Company considers when establishing its chargeback reserves includes contract and non-contract sales trends, average historical contract pricing, actual price changes, processing time lags and customer inventory information from its three largest wholesale customers. The Company’s chargeback provision and related reserve vary with changes in product mix, changes in customer pricing and changes to estimated wholesaler inventory.

Customer rebates and incentive programs are generally provided to customers as an incentive for the customers to continue carrying the Company’s products or replace competing products in their distribution channels with our products. Rebate programs are based on a customer’s dollar purchases made during an applicable monthly, quarterly or annual period. The Company also provides indirect rebates, which are rebates paid to indirect customers that have purchased the Company’s products from a wholesaler under a contract with us. The incentive programs include stocking or trade show promotions where additional discounts may be given on a new product or certain existing products as an added incentive to stock the Company’s products. We may, from time to time, also provide price and/or volume incentives on new products that have multiple competitors and/or on existing products that confront new competition in order to attempt to secure or maintain a certain market share. The information that the Company considers when establishing its rebate and incentive program reserves are rebate agreements with, and purchases by, each customer, tracking and analysis of promotional offers, projected annual sales for customers with annual incentive programs, actual rebates and incentive payments made, processing time lags, and for indirect rebates, the level of inventory in the distribution channel that will be subject to indirect rebates. We do not provide incentives designed to increase shipments to our customers that we believe would result in out-of-the-ordinary course of business inventory for them. The Company regularly reviews and monitors estimated or actual customer inventory information at its three largest wholesale customers for its key products to ascertain whether customer inventories are in excess of ordinary course of business levels.

Pursuant to a drug rebate agreement with the Centers for Medicare and Medicaid Services, TriCare and similar supplemental agreements with various states, the Company provides a rebate on drugs dispensed under such government programs. The Company determines its estimate of the Medicaid rebate accrual primarily based on historical experience of claims submitted by the various states and any new information regarding changes in the Medicaid program that might impact the Company’s provision for Medicaid rebates. In determining the appropriate accrual amount we consider historical payment rates; processing lag for outstanding claims and payments; levels of inventory in the distribution channel; and the impact of the healthcare reform acts. The Company reviews the accrual and assumptions on a quarterly basis against actual claims data to help ensure that the estimates made are reliable. TriCare rebate accruals reflect the Fiscal Year 2008 National Defense Authorization Act and are based on actual and estimated rebates on Department of Defense eligible sales.

The Company accepts returns of product according to the following criteria: (i) the product returns must be approved by authorized personnel with the lot number and expiration date accompanying any request and (ii) we generally will accept returns of products from any customer and will provide the customer with a credit memo for such returns if such products are returned between six months prior to, and 12 months following, such products’ expiration date. The Company records a provision for product returns based on historical experience, including actual rate of expired and damaged in-transit returns, average remaining shelf-lives of products sold, which generally range from 12 to 48 months, and estimated return dates. Additionally, we consider other factors when estimating the current period return provision, including levels of inventory in the distribution channel, significant market changes that may impact future expected returns, and actual product returns, and may record additional provisions for specific returns that we believe are not covered by the historical rates.

The Company offers cash discounts to its customers, generally 2% of the sales price, as an incentive for paying within invoice terms, which generally range from 30 to 90 days. The Company accounts for cash discounts by reducing accounts receivable by the full amount of the discounts that we expect our customers to take.

In addition to the significant gross-to-net sales adjustments described above, we periodically make other sales adjustments. The Company generally accounts for these other gross-to-net adjustments by establishing an accrual in the amount equal to its estimate of the adjustments attributable to the sale.

The Company may at its discretion provide price adjustments due to various competitive factors, through shelf-stock adjustments on customers’ existing inventory levels. There are circumstances under which we may not provide price adjustments to certain customers as a matter of business strategy, and consequently may lose future sales volume to competitors and risk a greater level of sales returns on products that remain in the customer’s existing inventory.

As detailed above, we have the experience and access to relevant information that we believe are necessary to reasonably estimate the amounts of such deductions from gross revenues, except as described below. Some of the assumptions we use for certain of our estimates are based on information received from third parties, such as wholesale customer inventories and market data, or other market factors beyond our control. The estimates that are most critical to the establishment of these reserves, and therefore, would have the largest impact if these estimates were not accurate, are estimates related to contract sales volumes, average contract pricing, customer inventories and return volumes. The Company regularly reviews the information related to these estimates and adjusts its reserves accordingly, if and when actual experience differs from previous estimates. With the exception of the product returns allowance, the ending balances of accounts receivable reserves and allowances generally are processed during a two-month to four-month period.

Use of Estimates in Reserves
We believe that our reserves, allowances and accruals for items that are deducted from gross revenues are reasonable and appropriate based on current facts and circumstances. It is possible however, that other parties applying reasonable judgment to the same facts and circumstances could develop different allowance and accrual amounts for items that are deducted from gross revenues. Additionally, changes in actual experience or changes in other qualitative factors could cause our allowances and accruals to fluctuate, particularly with newly launched or acquired products. We review the rates and amounts in our allowance and accrual estimates on a quarterly basis. If future estimated rates and amounts are significantly greater than those reflected in our recorded reserves, the resulting adjustments to those reserves would decrease our reported net revenues; conversely, if actual product returns, rebates and chargebacks are significantly less than those reflected in our recorded reserves, the resulting adjustments to those reserves would increase our reported net revenues. We regularly review the information related to these estimates and adjust our reserves accordingly, if and when actual experience differs from previous estimates.

As is customary and in the ordinary course of business, our revenue that has been recognized for product launches included initial trade inventory stocking that we believed was commensurate with new product introductions. At the time of each product launch, we were able to make reasonable estimates of product returns, rebates, chargebacks and other sales reserves by using historical experience of similar product launches and significant existing demand for the products.

Major Customers – Gross Accounts Receivable

	June 30,	December 31,
	2013	2012
McKesson Corporation	29%	27%
Cardinal Health, Inc.	26%	26%
AmerisourceBergen Corporation	10%	13%
CVS Caremark	9%	9%
Other customers	26%	25%
Total gross accounts receivable	100%	100%

Accounts Receivable:
We account for revenue in accordance with FASB ASC 605 Revenue Recognition. In accordance with that standard, we recognize revenue for product sales when title and risk of loss have transferred to our customers, when reliable estimates of rebates, chargebacks, returns and other adjustments can be made, and when collectability is reasonably assured. This is generally at the time that products are received by our direct customers. We also review available trade inventory levels at certain large wholesalers to evaluate any potential excess supply levels in relation to expected demand. We determine whether we will recognize revenue at the time that our products are received by our direct customers or defer revenue recognition until a later date on a product by product basis at the time of launch. Upon recognizing revenue from a sale, we record estimates for chargebacks, rebates and incentive programs, product returns, cash discounts and other sales reserves that reduce accounts receivable.
The following tables summarize the impact of accounts receivable reserves and allowance for doubtful accounts on the gross trade accounts receivable balances at each balance sheet date ($ amounts in thousands):

	December 31,	December 31,
	2012	2011
	(Successor)	(Predecessor)

Gross trade accounts receivable	$318,793	$269,204
Chargebacks	(41,670)	(20,688)
Rebates and incentive programs	(59,426)	(35,132)
Returns	(68,062)	(58,672)
Cash discounts and other	(26,544)	(28,672)
Allowance for doubtful accounts	—	(100)
Accounts receivable, net	$123,091	$125,940

Allowance for doubtful accounts

	Year Ended
	December 31,	December 31,	December 31,
	2012	2011	2010
	(Successor)	(Predecessor)	(Predecessor)
Balance at beginning of period	($100)	($1)	($3)
Anchen opening balance	—	(100)
Additions – charge to expense	85	—	(5)
Adjustments and/or deductions	15	1	7
Balance at end of period	$0	($100)	($1)

The following tables summarize the activity for the years ended December 31, 2012, 2011 and 2010 in the accounts affected by the estimated provisions described below ($ amounts in thousands):

	For the Year Ended December 31, 2012
	(Successor)
Accounts receivable reserves	Beginning balance	Provision recorded for current period sales	(Provision) reversal recorded for prior period sales		Credits processed	Ending balance
Chargebacks	($20,688)	($442,245)	$—	(1)	$421,263	($41,670)
Rebates and incentive programs	(35,132)	(216,861)	(59)		192,626	(59,426)
Returns	(58,672)	(33,315)	1,602	(6)	22,323	(68,062)
Cash discounts and other	(28,672)	(148,771)	(809)		151,708	(26,544)
Total	($143,164)	($841,192)	$734		$787,920	($195,702)

Accrued liabilities (2)	($39,614)	($73,973)	$0		$71,425	($42,162)

	For the Year Ended December 31, 2011
	(Predecessor)
Accounts receivable reserves	Beginning balance	Anchen opening balance	Provision recorded for current period sales	(Provision) reversal recorded for prior period sales		Credits processed	Ending balance
Chargebacks	($19,482)	($1,633)	($261,335)	$—	(1)	$261,762	($20,688)
Rebates and incentive programs	(23,273)	(1,427)	(121,804)	660		110,712	(35,132)
Returns	(48,928)	(1,748)	(30,577)	265		22,316	(58,672)
Cash discounts and other	(16,606)	(5,626)	(105,961)	(357)		99,878	(28,672)
Total	($108,289)	($10,434)	($519,677)	$568		$494,668	($143,164)

Accrued liabilities (2)	($32,169)	($571)	($55,853)	$224		$48,755	($39,614)

	For the Year Ended December 31, 2010
	(Predecessor)
Accounts receivable reserves	Beginning balance	Provision recorded for current period sales	(Provision) reversal recorded for prior period sales		Credits processed	Ending balance
Chargebacks	($16,111)	($217,601)	($77)	(1)	$214,307	($19,482)
Rebates and incentive programs	(39,938)	(123,451)	(1,196)	(3)	141,312	(23,273)
Returns	(39,063)	(24,416)	437		14,114	(48,928)
Cash discounts and other	(19,160)	(88,842)	(1,974)	(4)	93,370	(16,606)
Total	($114,272)	($454,310)	($2,810)		$463,103	($108,289)

Accrued liabilities (2)	($24,713)	($41,427)	$2,586	(5)	$31,385	($32,169)

(1)
Unless specific in nature, the amount of provision or reversal of reserves related to prior periods for chargebacks is not determinable on a product or customer specific basis; however, based upon historical analysis and analysis of activity in subsequent periods, we believe that our chargeback estimates remain reasonable.

(2)
Includes amounts due to indirect customers for which no underlying accounts receivable exists and is principally comprised of Medicaid rebates and rebates due under other U.S. Government pricing programs, such as TriCare, and the Department of Veterans Affairs.

(3)	During the first quarter of 2010, the Company settled a dispute with a major customer and as a result recorded an additional reserve of $1,300 thousand.

(4)
During the third quarter of 2010, the Company settled a customer dispute related to the January 2009 metoprolol price increase. As a result, the Company recorded an additional reserve of $1,100 thousand.

(5)
In December 2010, we reached a settlement related to the routine post award contract review of our contract with the Department of Veterans Affairs for the periods 2004 to 2007 with the Office of Inspector General of the Department of Veterans Affairs. We had previously accrued approximately $10,500 thousand ($6,400 thousand net of related partnership consideration) in accrued government liabilities and payables due to distribution agreement partners on our consolidated balance sheet related to this matter. We reduced this accrual to $7,300 thousand ($3,800 thousand net of related partnership consideration), based on the settlement. Accordingly, we recognized approximately $2,600 thousand of income in the fourth quarter of 2010 as a change in estimate. The 2009 change in accrued liabilities recorded for prior period sales is principally comprised of a $1,400 thousand credit from the Medicaid drug rebate program related to a positive settlement based upon the finalization of a negotiation in the third quarter of 2009 pertaining to prior years. With the exception of the foregoing factor, there were no other factors that were deemed to be material individually or in the aggregate.

(6)	The amount principally represents the resolution of a customer dispute in the first quarter of 2012 regarding invalid deductions taken in prior years of approximately $1,600 thousand.
The Company sells its products directly to wholesalers, retail drug store chains, drug distributors, mail order pharmacies and other direct purchasers as well as customers that purchase its products indirectly through the wholesalers, including independent pharmacies, non-warehousing retail drug store chains, managed health care providers and other indirect purchasers. The Company often negotiates product pricing directly with health care providers that purchase products through the Company’s wholesale customers. In those instances, chargeback credits are issued to the wholesaler for the difference between the invoice price paid to the Company by our wholesale customer for a particular product and the negotiated contract price that the wholesaler’s customer pays for that product. The information that the Company considers when establishing its chargeback reserves includes contract and non-contract sales trends, average historical contract pricing, actual price changes, processing time lags and customer inventory information from its three largest wholesale customers. The Company’s chargeback provision and related reserve vary with changes in product mix, changes in customer pricing and changes to estimated wholesaler inventory.

Customer rebates and incentive programs are generally provided to customers as an incentive for the customers to continue carrying the Company’s products or replace competing products in their distribution channels with our products. Rebate programs are based on a customer’s dollar purchases made during an applicable monthly, quarterly or annual period. The Company also provides indirect rebates, which are rebates paid to indirect customers that have purchased the Company’s products from a wholesaler under a contract with us. The incentive programs include stocking or trade show promotions where additional discounts may be given on a new product or certain existing products as an added incentive to stock the Company’s products. We may, from time to time, also provide price and/or volume incentives on new products that have multiple competitors and/or on existing products that confront new competition in order to attempt to secure or maintain a certain market share. The information that the Company considers when establishing its rebate and incentive program reserves are rebate agreements with, and purchases by, each customer, tracking and analysis of promotional offers, projected annual sales for customers with annual incentive programs, actual rebates and incentive payments made, processing time lags, and for indirect rebates, the level of inventory in the distribution channel that will be subject to indirect rebates. We do not provide incentives designed to increase shipments to our customers that we believe would result in out-of-the-ordinary course of business inventory for them. The Company regularly reviews and monitors estimated or actual customer inventory information at its three largest wholesale customers for its key products to ascertain whether customer inventories are in excess of ordinary course of business levels.

Pursuant to a drug rebate agreement with the Centers for Medicare and Medicaid Services, TriCare and similar supplemental agreements with various states, the Company provides a rebate on drugs dispensed under such government programs. The Company determines its estimate of the Medicaid rebate accrual primarily based on historical experience of claims submitted by the various states and any new information regarding changes in the Medicaid program that might impact the Company’s provision for Medicaid rebates. In determining the appropriate accrual amount we consider historical payment rates; processing lag for outstanding claims and payments; levels of inventory in the distribution channel; and the impact of the healthcare reform acts. The Company reviews the accrual and assumptions on a quarterly basis against actual claims data to help ensure that the estimates made are reliable. On January 28, 2008, the Fiscal Year 2008 National Defense Authorization Act was enacted, which expands TriCare to include prescription drugs dispensed by TriCare retail network pharmacies. TriCare rebate accruals reflect this program expansion and are based on actual and estimated rebates on Department of Defense eligible sales.

The Company accepts returns of product according to the following criteria: (i) the product returns must be approved by authorized personnel with the lot number and expiration date accompanying any request and (ii) we generally will accept returns of products from any customer and will provide the customer with a credit memo for such returns if such products are returned between six months prior to, and 12 months following, such products’ expiration date. The Company records a provision for product returns based on historical experience, including actual rate of expired and damaged in-transit returns, average remaining shelf-lives of products sold, which generally range from 12 to 48 months, and estimated return dates. Additionally, we consider other factors when estimating the current period return provision, including levels of inventory in the distribution channel, significant market changes that may impact future expected returns, and actual product returns, and may record additional provisions for specific returns that we believe are not covered by the historical rates.

The Company offers cash discounts to its customers, generally 2% of the sales price, as an incentive for paying within invoice terms, which generally range from 30 to 90 days. The Company accounts for cash discounts by reducing accounts receivable by the full amount of the discounts that we expect our customers to take.

In addition to the significant gross-to-net sales adjustments described above, we periodically make other sales adjustments. The Company generally accounts for these other gross-to-net adjustments by establishing an accrual in the amount equal to its estimate of the adjustments attributable to the sale.

The Company may at its discretion provide price adjustments due to various competitive factors, through shelf-stock adjustments on customers’ existing inventory levels. There are circumstances under which we may not provide price adjustments to certain customers as a matter of business strategy, and consequently may lose future sales volume to competitors and risk a greater level of sales returns on products that remain in the customer’s existing inventory.

As detailed above, we have the experience and access to relevant information that we believe are necessary to reasonably estimate the amounts of such deductions from gross revenues, except as described below. Some of the assumptions we use for certain of our estimates are based on information received from third parties, such as wholesale customer inventories and market data, or other market factors beyond our control. The estimates that are most critical to the establishment of these reserves, and therefore, would have the largest impact if these estimates were not accurate, are estimates related to contract sales volumes, average contract pricing, customer inventories and return volumes. The Company regularly reviews the information related to these estimates and adjusts its reserves accordingly, if and when actual experience differs from previous estimates. With the exception of the product returns allowance, the ending balances of accounts receivable reserves and allowances generally are processed during a two-month to four-month period.

Use of Estimates in Reserves
We believe that our reserves, allowances and accruals for items that are deducted from gross revenues are reasonable and appropriate based on current facts and circumstances. It is possible however, that other parties applying reasonable judgment to the same facts and circumstances could develop different allowance and accrual amounts for items that are deducted from gross revenues. Additionally, changes in actual experience or changes in other qualitative factors could cause our allowances and accruals to fluctuate, particularly with newly launched or acquired products. We review the rates and amounts in our allowance and accrual estimates on a quarterly basis. If future estimated rates and amounts are significantly greater than those reflected in our recorded reserves, the resulting adjustments to those reserves would decrease our reported net revenues; conversely, if actual product returns, rebates and chargebacks are significantly less than those reflected in our recorded reserves, the resulting adjustments to those reserves would increase our reported net revenues. We regularly review the information related to these estimates and adjust our reserves accordingly, if and when actual experience differs from previous estimates.

As is customary and in the ordinary course of business, our revenue that has been recognized for product launches included initial trade inventory stocking that we believed was commensurate with new product introductions. At the time of each product launch, we were able to make reasonable estimates of product returns, rebates, chargebacks and other sales reserves by using historical experience of similar product launches and significant existing demand for the products.

Major Customers – Gross Accounts Receivable

	December 31,	December 31,
	2012	2011
	(Successor)	(Predecessor)
McKesson Corporation	27%	25%
Cardinal Health, Inc.	26%	19%
AmerisourceBergen Corporation	13%	12%
CVS Caremark	9%	17%
Other customers	25%	27%
Total gross accounts receivable	100%	100%

Inventories	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventories
Inventories:

($ amounts in thousands)

	June 30,	December 31,
	2013	2012
Raw materials and supplies	$38,347	$37,457
Work-in-process	7,674	10,063
Finished goods	77,105	64,654
	$123,126	$112,174

Inventory write-offs (inclusive of pre-launch inventories detailed below)

($ amounts in thousands)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
	(Successor)	(Predecessor)	(Successor)	(Predecessor)
Inventory write-offs	$6,422	$5,951	$10,529	$8,570

The Company capitalizes inventory costs associated with certain products prior to regulatory approval and product launch, based on management's judgment of reasonably certain future commercial use and net realizable value, when it is reasonably certain that the pre-launch inventories will be saleable. The determination to capitalize is made once the Company (or its third party development partners) has filed an ANDA that has been acknowledged by the FDA as containing sufficient information to allow the FDA to conduct its review in an efficient and timely manner and management is reasonably certain that all regulatory and legal hurdles will be cleared. This determination is based on the particular facts and circumstances relating to the expected FDA approval of the generic drug product being considered, and accordingly, the time frame within which the determination is made varies from product to product. The Company could be required to write down previously capitalized costs related to pre-launch inventories upon a change in such judgment, or due to a denial or delay of approval by regulatory bodies, or a delay in commercialization, or other potential factors. Pre-launch inventories at June 30, 2013 were comprised of generic products in development.
Strativa also capitalizes inventory costs associated with in-licensed branded products subsequent to FDA approval but prior to product launch based on management’s judgment of probable future commercial use and net realizable value. We believe that numerous factors must be considered in determining probable future commercial use and net realizable value including, but not limited to, Strativa’s limited number of historical product launches, as well as the ability of third party partners to successfully manufacture commercial quantities of product. Strativa could be required to expense previously capitalized costs related to pre-launch inventory upon a change in such judgment, due to a delay in commercialization, product expiration dates, projected sales volume, estimated selling price or other potential factors. There was no Strativa-related pre-launch inventory at June 30, 2013.
The amounts in the table below represent inventories related to products that were not yet available to be sold and are also included in the total inventory balances presented above.

Pre-Launch Inventories

($ amounts in thousands)

	June 30,	December 31,
	2013	2012
Raw materials and supplies	$6,036	$4,019
Work-in-process	121	655
Finished goods	289	—
	$6,446	$4,674

Write-offs of pre-launch inventories

($ amounts in thousands)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
	(Successor)	(Predecessor)	(Successor)	(Predecessor)
Pre-launch inventory write-offs, net of partner allocation	$—	$5,547	$689	$6,507

Inventories:

($ amounts in thousands)

	December 31,	December 31,
	2012	2011
	(Successor)	(Predecessor)
Raw materials and supplies	$37,457	$39,331
Work-in-process	10,063	5,330
Finished goods	64,654	61,589
	$112,174	$106,250

Inventory write-offs (inclusive of pre-launch inventories detailed below)
($ amounts in thousands)

	For the Period		For the Year Ended
	September 29, 2012 to	January 1, 2012 to	December 31,	December 31,
	December 31, 2012	September 28, 2012	2011	2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Inventory write-offs	$2,567	$17,209	$7,200	$7,584

Par capitalizes inventory costs associated with certain products prior to regulatory approval and product launch, based on management's judgment of reasonably certain future commercial use and net realizable value, when it is reasonably certain that the pre-launch inventories will be saleable. The determination to capitalize is made once Par (or its third party development partners) has filed an Abbreviated New Drug Application (“ANDA”) that has been acknowledged by the FDA as containing sufficient information to allow the FDA to conduct its review in an efficient and timely manner and management is reasonably certain that all regulatory and legal hurdles will be cleared. This determination is based on the particular facts and circumstances relating to the expected FDA approval of the generic drug product being considered, and accordingly, the time frame within which the determination is made varies from product to product. Par could be required to write down previously capitalized costs related to pre-launch inventories upon a change in such judgment, or due to a denial or delay of approval by regulatory bodies, or a delay in commercialization, or other potential factors. Pre-launch inventories at December 31, 2012 were comprised of generic products in development.
Strativa also capitalizes inventory costs associated with in-licensed branded products subsequent to FDA approval but prior to product launch based on management’s judgment of probable future commercial use and net realizable value. We believe that numerous factors must be considered in determining probable future commercial use and net realizable value including, but not limited to, Strativa’s limited number of historical product launches, as well as the ability of third party partners to successfully manufacture commercial quantities of product. Strativa could be required to expense previously capitalized costs related to pre-launch inventory upon a change in such judgment, due to a delay in commercialization, product expiration dates, projected sales volume, estimated selling price or other potential factors. There was no Strativa-related pre-launch inventory at December 31, 2012.
The amounts in the table below represent inventories related to products that were not yet available to be sold and are also included in the total inventory balances presented above.

Pre-Launch Inventories
($ amounts in thousands)

	December 31,	December 31,
	2012	2011
	(Successor)	(Predecessor)
Raw materials and supplies	$4,019	$7,774
Work-in-process	655	346
Finished goods	—	631
	$4,674	$8,751

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Pre-launch inventory write-offs, net of partner allocation	$1,730	$10,208	$1,607	$102

Property, Plant and Equipment, net	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, net
Property, Plant and Equipment, net:

($ amounts in thousands)

	June 30,	December 31,
	2013	2012
Land	$4,553	$4,553
Buildings	29,036	28,781
Machinery and equipment	53,985	48,026
Office equipment, furniture and fixtures	5,254	5,130
Computer software and hardware	20,209	19,034
Leasehold improvements	24,410	22,720
Construction in progress	9,314	10,933
	146,761	139,177
Accumulated depreciation and amortization	(18,914)	(7,547)
	$127,847	$131,630

Depreciation and amortization expense related to property, plant and equipment

($ amounts in thousands)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
	(Successor)	(Predecessor)	(Successor)	(Predecessor)
Depreciation and amortization expense	$5,817	$4,479	$11,705	$8,859

Property, Plant and Equipment, net:

($ amounts in thousands)

	December 31,	December 31,
	2012	2011
	(Successor)	(Predecessor)
Land	$4,553	$1,882
Buildings	28,781	28,186
Machinery and equipment	48,026	66,237
Office equipment, furniture and fixtures	5,130	6,908
Computer software and hardware	19,034	48,198
Leasehold improvements	22,720	27,203
Construction in progress	10,933	8,032
	139,177	186,646
Accumulated depreciation and amortization	(7,547)	(88,856)
	$131,630	$97,790

Depreciation and amortization expense related to property, plant and equipment
($ amounts in thousands)

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Depreciation and amortization expense	$7,547	$13,230	$13,214	$13,384

Intangible Assets, net	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Intangible Assets, Net (Excluding Goodwill) [Abstract]
Intangible Assets, net
Intangible Assets, net:

($ amounts in thousands)

	June 30, 2013			December 31, 2012
		Accumulated			Accumulated
	Cost	Amortization	Net	Cost	Amortization	Net
Developed products	$552,700	$(91,216)	$461,484	$552,700	$(33,321)	$519,379
Other product related royalty streams	115,600	(13,766)	101,834	115,600	(5,289)	110,311
IPR&D	608,600	(7,280)	601,320	608,600	(257)	608,343
Par trade name	26,400	—	26,400	26,400	-	26,400
Watson/Actavis Divestiture Products	100,718	(12,059)	88,659	101,200	(3,934)	97,266
Watson/Actavis related IPR&D	14,300	—	14,300	14,300	-	14,300
	$1,418,318	$(124,321)	$1,293,997	$1,418,800	$(42,801)	$1,375,999

    We recorded amortization expense related to intangible assets of $81,536 thousand for the six months ended June 30, 2013 and $22,482 thousand for the six months ended June 30, 2012. After the Merger, amortization expense was included in cost of goods sold. Prior to the Merger, the majority of amortization expense was included in cost of goods sold with the remainder in selling, general and administrative expense.
Intangible Assets Acquired in the Merger
We were acquired on September 28, 2012 through the Merger. Refer to Note 2, “Sky Growth Merger” for details of the Merger and related transactions. As part of the Merger, we revalued intangible assets related to commercial products (developed technology), royalty streams, IPR&D, and our trade name.
The fair value of the developed technology and in-process research and development intangible assets were estimated using the discounted cash flow method of the income approach. Under this method, an intangible asset’s fair value is equal to the present value of the after-tax cash flows (excess earnings) attributable solely to the intangible asset over its remaining useful life. To calculate fair value, we estimated the present value of cash flows discounted at rates commensurate with the inherent risks associated with each type of asset. We believe that the level and timing of cash flows appropriately reflect market participant assumptions. Some of the significant assumptions inherent in the development of the identifiable intangible asset valuations, from the perspective of a market participant, include the estimated net cash flows by year by project or product (including net revenues, costs of sales, research and development costs, selling and marketing costs and other charges), the appropriate discount rate to select in order to measure the risk inherent in each future cash flow stream, the assessment of each asset's life cycle, competitive trends impacting the asset and each cash flow stream and other factors. The major risks and uncertainties associated with the timely and successful completion of the IPR&D projects include legal risk and regulatory risk.
The developed product intangible assets are composite assets, comprising the market position of the product, the developed technology utilized and the customer base to which the products are sold. Developed technology and the customer base were considered but have not been identified separately as any related cash flows would be intertwined with the product related intangibles. Developed products held by the Company are considered separable from the business as they could be sold to a third party. The Developed products were valued using an excess earnings method, with the exception of the royalty revenue stream products not manufactured by us, which were valued using a relief from royalty method of the income approach. The remaining net book value of the related intangible asset related to developed products will be amortized over a weighted average amortization period of approximately seven years.
IPR&D is related to R&D projects that were incomplete at the Merger. There are 86 projects associated with IPR&D. As of the Merger, we grouped and valued IPR&D based on the projected year of launch for each group. IPR&D are considered separable from the business as they could be sold to a third party. The value of IPR&D was accounted for as an indefinite-lived intangible asset and will be subject to impairment testing until the completion or abandonment of each group. Upon the successful completion and launch of a product in an annual group, we will make a separate determination of useful life of the IPR&D annual group and commence amortization.
Trade names constitute intellectual property rights and are marketing-related intangible assets. Our corporate trade name was valued using a relief from royalty method of the income approach and accounted for as an indefinite-lived intangible asset that will be subject to annual impairment testing or whenever events or changes in business circumstances necessitate an evaluation for impairment using a fair value approach.

Intangible Assets acquired with the Divested Products from the Watson/Actavis Merger
On November 6, 2012, in connection with the merger of Watson and Actavis, we acquired the U.S. marketing rights to five generic products that were currently marketed by Watson or Actavis, eight ANDAs currently awaiting regulatory approval and a generic product in late-stage development. Refer to Note 3, “Acquisition of Divested Products from the Watson/Actavis Merger” for details of the transaction.
Developed products are defined as products that are commercialized, all research and development efforts have been completed by the Seller, and final regulatory approvals have been received. The developed product intangible assets are composite assets, comprising the market position of the product, the developed technology utilized and the customer base to which the products are sold. Developed technology and the customer base were considered but have not been identified separately as any related cash flows would be very much intertwined with the product related intangibles. Developed products held by the Company are considered separable from the business as they could be sold to a third party. The Developed products were valued using a multi-period excess earnings method under the income approach. The principle behind this method is that the value of the intangible asset is equal to the present value of the after-tax cash flows attributable to the intangible asset only. The remaining net book value of the related intangible asset related to developed products will be amortized over a weighted average amortization period of approximately seven years.
IPR&D consists of technology-related intangible assets used in R&D activities, which are still incomplete. IPR&D products held by the Company are considered separable from the business as they could be sold to a third party. The IPR&D products were valued using multi-period excess earnings method under the income approach as the most reasonable approach for estimating the fair value of acquired IPR&D Products. The value of IPR&D was accounted for as an indefinite-lived intangible asset and will be subject to impairment testing until the completion or abandonment of the group of projects. Upon the successful completion and launch of a product in the group, we will make a separate determination of useful life of the related IPR&D intangible and commence amortization.

During the three months ended June 30, 2013, we recorded an intangible asset impairment of $466 thousand due to competitive factors relating to a product that had been acquired with the divested products from the Watson/Actavis Merger.
Intangible Assets Acquired in Anchen Acquisition
On November 17, 2011, we completed the Anchen Acquisition. Refer to Note 5, “Anchen Acquisition” for details of the transaction. As part of the Anchen Acquisition, we acquired intangible assets related to IPR&D, products derived from developed technology, and a covenant not to compete from a former Anchen securityholder and employee.
The value of in-process research and development acquired in the Anchen Acquisition was capitalized and accounted for as an indefinite-lived intangible asset and will be subject to impairment testing until the completion or abandonment of each project. Upon successful completion and launch of each project, we will make a separate determination of useful life of the IPR&D intangible. Amortization expense of the related intangible assets will commence when each product is launched. During the six months ended June 30, 2012, we abandoned an in-process research and development project acquired in the Anchen Acquisition and recorded an intangible asset impairment of $2,000 thousand.

Estimated Amortization Expense for Existing Intangible Assets at June 30, 2013
The following table does not include estimated amortization expense for future milestone payments that may be paid and result in the creation of intangible assets after June 30, 2013 and assumes the intangible asset related to the Par trade name as an indefinite lived asset will not be amortized in the future.
($ amounts in thousands)

Estimated
Amortization
Expense
Remainder of 2013	$108,096
2014	186,929
2015	200,261
2016	201,588
2017	195,187
2018 and thereafter	375,536
$1,267,597

Intangible Assets, net:

($ amounts in thousands)

	December 31, 2012			December 31, 2011
	(Successor)			(Predecessor)
		Accumulated Amortization			Accumulated Amortization
	Cost		Net	Cost		Net
Assets acquired in Anchen Acquisition				$220,800	($2,008)	$218,792
Assets acquired from QOL Medical LLC and MDRNA, Inc.				56,821	(14,290)	42,531
Product purchases, rights and distribution agreements				80,740	(30,394)	50,346
Developed products	$552,700	($33,321)	$519,379
Other product related royalty streams	115,600	(5,289)	110,311
IPR&D	608,600	(257)	608,343
Par trade name	26,400	—	26,400
Watson/Actavis Divestiture Products	101,200	(3,934)	97,266
Watson/Actavis related IPR&D	14,300	—	14,300
	$1,418,800	($42,801)	$1,375,999	$358,361	($46,692)	$311,669

Intangible assets presented in the Successor period are principally comprised of product related assets recognized at fair value in accordance with ASC 805, Business Combinations, and are inclusive of assets that had previously been recognized in the Predecessor period and revalued as part of the Merger as well as assets initially recognized in connection with the Merger. Intangible assets presented in the Predecessor period are principally comprised of assets previously recognized at estimated fair value under ASC 805 as well as numerous asset acquisitions and acquisition of product and intellectual property rights recorded at cost. Intangible assets are amortized over the period in which the related cash flows are expected to be generated or on a straight-line basis over the products’ estimated useful life if the estimated cash flows method approximates straight-line basis. We evaluate all intangible assets for impairment whenever events or other changes in circumstances indicate that the carrying value of an asset may no longer be recoverable. Such evaluations utilize forecasted financial information. As of December 31, 2012, we believe our net intangible assets are recoverable. The intangible assets included on our consolidated balance sheet at December 31, 2012 (Successor) and December 31, 2011 (Predecessor) includes the following:
Successor
Intangible Assets Acquired in the Merger
We were acquired on September 28, 2012 through a merger transaction with Holdings. Refer to Note 2, “Sky Growth Merger” for details of the transaction. As part of the Merger, we revalued intangible assets related to commercial products (developed technology), royalty streams, IPR&D, and our trade name.
The fair value of the developed technology and in-process research and development intangible assets were estimated using the discounted cash flow method of the income approach. Under this method, an intangible asset’s fair value is equal to the present value of the after-tax cash flows (excess earnings) attributable solely to the intangible asset over its remaining useful life. To calculate fair value, we estimated the present value of cash flows discounted at rates commensurate with the inherent risks associated with each type of asset. We believe that the level and timing of cash flows appropriately reflect market participant assumptions. Some of the significant assumptions inherent in the development of the identifiable intangible asset valuations, from the perspective of a market participant, include the estimated net cash flows by year by project or product (including net revenues, costs of sales, research and development costs, selling and marketing costs and other charges), the appropriate discount rate to select in order to measure the risk inherent in each future cash flow stream, the assessment of each asset's life cycle, competitive trends impacting the asset and each cash flow stream and other factors. The major risks and uncertainties associated with the timely and successful completion of the IPR&D projects include legal risk and regulatory risk.
The developed product intangible assets are composite assets, comprising the market position of the product, the developed technology utilized and the customer base to which the products are sold. Developed technology and the customer base were considered but have not been identified separately as any related cash flows would be intertwined with the product related intangibles. Developed Products held by the Company are considered separable from the business as they could be sold to a third party. The Developed Products were valued using an excess earnings method, with the exception of the royalty revenue stream products not manufactured by us, which were valued using a relief from royalty method of the income approach. The remaining net book value of the related intangible asset related to developed products will be amortized over a weighted average amortization period of approximately seven years.
IPR&D is related to R&D projects that were incomplete at the Merger. There are 86 projects associated with IPR&D. As of the Merger, we grouped and valued IPR&D based on the projected year of launch for each group. IPR&D are considered separable from the business as they could be sold to a third party. The value of IPR&D was accounted for as an indefinite-lived intangible asset and will be subject to impairment testing until the completion or abandonment of each group. Upon the successful completion and launch of a product in an annual group, we will make a separate determination of useful life of the IPR&D intangible and commence amortization.
Trade names constitute intellectual property rights and are marketing-related intangible assets. Our corporate trade name was valued using a relief from royalty method of the income approach and accounted for as an indefinite-lived intangible asset that will be subject to annual impairment testing or whenever events or changes in business circumstances necessitate an evaluation for impairment using a fair value approach.

Intangible Assets acquired with the Divested Products from the Watson/Actavis Merger
On November 6, 2012, we acquired the U.S. marketing rights to five generic products that were currently marketed by Watson or Actavis, as well as eight Abbreviated New Drug Applications currently awaiting regulatory approval and a generic product in late-stage development, in connection with the merger of Watson and Actavis. Refer to Note 3, “Acquisition of Divested Products from the Watson/Actavis Merger” for details of the transaction.
Developed products are defined as products that are commercialized, all research and development efforts have been completed by the Seller, and final regulatory approvals have been received. The developed product intangible assets are composite assets, comprising the market position of the product, the developed technology utilized and the customer base to which the products are sold. Developed technology and the customer base were considered but have not been identified separately as any related cash flows would be very much intertwined with the product related intangibles. Developed Products held by the Company are considered separable from the business as they could be sold to a third party. The Developed Products were valued using a multi-period excess earnings method under the income approach. The principle behind this method is that the value of the intangible asset is equal to the present value of the after-tax cash flows attributable to the intangible asset only. The remaining net book value of the related intangible asset related to developed products will be amortized over a weighted average amortization period of approximately seven years.
IPR&D consists of technology-related intangible assets used in R&D activities, which are still incomplete. IPR&D products held by the Company are considered separable from the business as they could be sold to a third party. The IPR&D products were valued using multi-period excess earnings method under the income approach as the most reasonable approach for estimating the fair value of acquired IPR&D Products. The value of IPR&D was accounted for as an indefinite-lived intangible asset and will be subject to impairment testing until the completion or abandonment of the group of projects. Upon the successful completion and launch of a product in the group, we will make a separate determination of useful life of the related IPR&D intangible and commence amortization.

Predecessor
We were acquired on September 28, 2012 through a merger transaction with Holdings. Refer to Note 2, “Sky Growth Merger” for details of the transaction. As part of the Merger, we revalued the intangible assets detailed below as part of the Merger.
These intangible assets were primarily incorporated into the Successor period intangible assets labeled “Developed products”, and “IPR&D”.
Intangible Assets Acquired in Anchen Acquisition
On November 17, 2011, Par completed the Anchen Acquisition. Refer to Note 5, “Anchen Acquisition” for details of the transaction. As part of the Anchen Acquisition, we acquired intangible assets related to IPR&D, products derived from developed technology, and a covenant not to compete from a former Anchen securityholder and employee. The net book values of the above intangibles as of December 31, 2011 (Predecessor) were $126,700 thousand, $83,550 thousand, and $8,542 thousand, respectively. The developed products were being amortized over a weighted average amortization period of approximately seven years and the covenant not to compete was being amortized over its contractual three year term. No amortization had commenced on the IPR&D assets.
QOL Medical, LLC and MDRNA, Inc. Asset Purchase Agreements
In 2009 we acquired the rights to Nascobal® Nasal Spray from QOL Medical, LLC for $54,500 thousand in cash and the assumption of certain liabilities. The purchase price of the acquisition was allocated to the net tangible and intangible assets acquired on the basis of estimated fair values. The fair value of the product rights received was being amortized on a straight-line basis over 12 years based on its estimated useful life.
In addition, and principally to facilitate our acquisition of the rights to Nascobal®, the Company acquired additional rights to calcitonin, a generic drug, from MDRNA, Inc. The purchase price of the acquisition was allocated to the net tangible and intangible assets acquired on the basis of estimated fair values. This asset was being amortized over its estimated useful life of approximately 2 years.
Product Purchases, Rights and Distribution Agreements
The category Product purchases, rights and distribution agreements was principally comprised of numerous individual product level assets related to business development activities completed in the Predecessor period. Assets relating to products that were commercialized were being amortized over individual useful lives ranging from two to fifteen years. Of the $50,346 thousand net book value, approximately $30,600 thousand related to products that were yet to be launched and therefore amortization had not yet commenced.
Amortization Expense and Asset Impairments
We recorded amortization expense related to intangible assets of approximately $42,801 thousand for the period September 29, 2012 to December 31, 2012 (Successor) and $31,196 thousand for the period January 1, 2012 to September 28, 2012 (Predecessor), $14,822 thousand for 2011 and $16,005 thousand for 2010 and such expense is primarily included in cost of goods sold with the remainder in selling, general and administrative expense. During the period from January 1, 2012 to September 28, 2012 (Predecessor), we abandoned an in-process research and development project and exited the market of a commercial product, both of which were acquired in the Anchen Acquisition, and recorded a total corresponding intangible asset impairment of $5,700 thousand.
Estimated Amortization Expense for Existing Intangible Assets at December 31, 2012
The following table does not include estimated amortization expense for future milestone payments that may be paid and result in the creation of intangible assets after December 31, 2012 and assumes the intangible asset related to the Par Trade Name as an indefinite lived asset will not be amortized in the future.

($ amounts in thousands)

Estimated Amortization Expense
2013	$194,500
2014	213,339
2015	224,966
2016	205,417
2017	185,945
2018 and thereafter	325,432
$1,349,599

Goodwill	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Goodwill Disclosure [Abstract]
Goodwill
Goodwill:

($ amounts in thousands)

	June 30,	December 31,
	2013	2012
Balance at beginning of period	$850,652	$—
Additions:
Sky Growth Merger	—	850,652
Balance at end of period	$850,652	$850,652

As noted in Note 2, “Sky Growth Merger”, we were acquired through the Merger. Based upon purchase price allocation in accordance with FASB ASC 350-20-35-30, we recorded goodwill in the amount of $850,652 thousand at December 31, 2012, which was allocated to Par.
Goodwill is not being amortized, but is tested at least annually, on or about October 1st or whenever events or changes in business circumstances necessitate an evaluation for impairment using a fair value approach. The goodwill impairment test consists of a two-step process. The first step is to identify a potential impairment and the second step measures the amount of impairment, if any. Goodwill is deemed to be impaired if the carrying amount of a reporting unit exceeds its estimated fair value. As of October 1, 2012, Par performed its annual goodwill impairment assessment and concluded there was no impairment. No impairments of goodwill had been recognized through June 30, 2013.

Goodwill:

($ amounts in thousands)

	December 31, 2012	September 28, 2012	December 31, 2011
	(Successor)	(Predecessor)	(Predecessor)
Balance at beginning of period	$0	$283,432	$63,729
Additions:
Sky Growth Merger	850,652	—	—
Anchen Acquisition	—	—	219,703
Edict Acquisition	—	29,905	—
Balance at end of period	$850,652	$313,337	$283,432

As noted in Note 2, “Sky Growth Merger”, we were acquired through a merger transaction with a wholly-owned subsidiary of Holdings. Based upon purchase price allocation in accordance with FASB ASC 350-20-35-30, we recorded goodwill which totaled $850,652 thousand at December 31, 2012, which was allocated to Par.
As noted in Note 4, “Edict Acquisition,” we acquired Edict for $36,600 thousand in aggregate consideration. Based upon our purchase price allocation, we recorded $29,905 thousand of incremental goodwill. This goodwill was allocated to Par.
As noted in Note 5, “Anchen Acquisition,” we acquired Anchen for $412,753 thousand in aggregate consideration. Based upon our purchase price allocation, we recorded $219,703 thousand of incremental goodwill at December 31, 2011. This goodwill was allocated to Par.
In 2004, we acquired all of the capital stock of Kali Laboratories, Inc., a generic pharmaceutical research and development company, for approximately $142,800 thousand in cash and warrants to purchase 150,000 shares of our common stock valued at approximately $2,500 thousand. The acquisition resulted in goodwill of $63,729 thousand, which was allocated to Par.
Goodwill is not being amortized, but is tested at least annually, on or about October 1st or whenever events or changes in business circumstances necessitate an evaluation for impairment using a fair value approach. The goodwill impairment test consists of a two-step process. The first step is to identify a potential impairment and the second step measures the amount of impairment, if any. Goodwill is deemed to be impaired if the carrying amount of a reporting unit exceeds its estimated fair value. As of October 1, 2012, Par performed its annual goodwill impairment assessment noting no impairment. No impairments of goodwill have been recognized through December 31, 2012.

Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Debt Disclosure [Abstract]
Debt
Debt:

($ amounts in thousands)

	June 30,	December 31,
	2013	2012
Senior credit facilities:
Senior secured term loan	$1,060,670	$1,052,363
Senior secured revolving credit facility	—	—
7.375% senior notes	490,000	490,000
	1,550,670	1,542,363
Less unamortized debt discount to senior secured term loan	(8,523)	—
Less current portion	(10,660)	(10,550)
Long-term debt	$1,531,487	$1,531,813

Senior Credit Facilities
In connection with the Merger, on September 28, 2012, we entered into a credit agreement (the "Credit Agreement") with a syndicate of banks, led by Bank of America, N.A., as Administrative Agent, Bank of America, N.A., Deutsche Bank Securities, Inc., Goldman Sachs Bank USA, Citigroup Global Markets, Inc., RBC Capital Markets LLC and BMO Capital Markets as Joint Lead Arrangers and Joint Lead Bookrunners, Deutsche Bank Securities, Inc. and Goldman Sachs Bank USA as Co-Syndication Agents, and Citigroup Global Markets Inc. and RBC Capital Markets LLC as Co-Documentation Agents, to provide Senior Credit Facilities comprised of a seven-year senior secured term loan in an initial aggregate principal amount of $1,055 million (the “Term Loan Facility”) and a five-year senior secured revolving credit facility in an initial amount of $150 million (the “Revolving Facility”). The proceeds of the Revolving Facility are available for general corporate purposes. There were no outstanding borrowings from the Revolving Facility as of June 30, 2013.

The Credit Agreement contains customary representations and warranties, as well as customary events of default, in certain cases subject to reasonable and customary periods to cure, including but not limited to: failure to make payments when due, breach of covenants, breach of representations and warranties, insolvency proceedings, certain judgments and any change of control. The Credit Agreement also contains various customary covenants that, in certain instances, restrict our ability to: (i) create liens on assets; (ii) incur additional indebtedness; (iii) engage in mergers or consolidations with or into other companies; (iv) engage in dispositions of assets, including entering into a sale and leaseback transaction; (v) pay dividends and distributions or repurchase capital stock; (vi) make investments, loans, guarantees or advances in or to other companies; (vii) change the nature of our business; (viii) repay or redeem certain junior indebtedness, (ix) engage in transactions with affiliates; and (x) enter into restrictive agreements. In addition, the Credit Agreement requires us to demonstrate compliance with a maximum senior secured first lien leverage ratio whenever amounts are outstanding under the revolving credit facility as of the last day of any quarterly testing period. All obligations under the Credit Agreement are guaranteed by our material domestic subsidiaries.

We are also obligated to pay a commitment fee based on the unused portion of the Revolving Facility. The Credit Agreement includes an accordion feature pursuant to which we may increase the amount available to be borrowed by up to an additional $250,000 thousand (or a greater amount if we meet certain specified financial ratios) under certain circumstances. Repayments of the proceeds of the term loan are due in quarterly installments over the term of the Credit Agreement. Amounts borrowed under the Revolving Facility are payable in full upon expiration of the Credit Agreement.

Refinancing of the Term Loan Facility
On February 6, 2013, the Company, Par Pharmaceutical, Inc., as co-borrower, Sky Growth Intermediate Holdings II Corporation (“Intermediate Holdings”), the subsidiary guarantor party thereto, Bank of America, as administrative agent, and the lenders and other parties thereto modified the Term Loan Facility (as amended, the “New Term Loan Facility”) by entering into Amendment No. 1 (“Amendment No. 1”) to the Credit Agreement.
Amendment No. 1 replaced the existing term loans with a new class of term loans in an aggregate principal amount of $1,066 million (the “New Term Loans”). Borrowings under the New Term Loan Facility bear interest at a rate per annum equal to an applicable margin plus, at the Company’s option, either LIBOR (which is subject to a 1.00% floor) or the base rate rate (which is subject to a 2.00% floor). The applicable margin for borrowings under the New Term Loans is 3.25% for LIBOR borrowings and 2.25% for base rate borrowings. Amendment No. 1 provides for a soft call option applicable to the New Term Loans. The soft call option provides for a premium equal to 1.00% of the amount of the outstanding principal if, on or prior to August 6, 2013, the Company enters into certain repricing transactions. The other terms applicable to the New Term Loans are substantially the same terms as the original term loans. We were in compliance with all applicable covenants as of June 30, 2013.
In connection with the transactions described herein, the Company paid a 1.00% soft call premium in an aggregate amount of approximately $10,500 thousand on the existing term loan in February 2013, a portion of which was capitalized as a discount to the New Term Loan Facility. In accordance with the applicable accounting guidance for debt modifications and extinguishments, approximately $5,923 thousand of the existing unamortized deferred financing costs and $1,412 thousand of the related $10,500 thousand soft call premium were written off in connection with this refinancing and included in the condensed consolidated statements of operations as a loss on debt extinguishment.

Repricing of the Revolving Facility
The Company and Par Pharmaceutical, Inc., as co-borrower, Intermediate Holdings, the subsidiary guarantor party thereto, Bank of America, as administrative agent, and the lenders and other parties thereto modified the Revolving Credit Facility by entering into Amendment No. 2 (“Amendment No. 2”), dated February 22, 2013, and Amendment No. 3 (“Amendment No. 3” and, together with Amendment No. 2, the “Revolver Amendments”), dated February 28, 2013, to the Credit Agreement.
The Revolver Amendments extend the scheduled maturity of the revolving credit commitments of certain existing lenders (the “Extending Lenders”) who have elected to do so, such extension to be effected by converting such amount of the existing revolving credit commitments of the Extending Lenders into a new tranche of revolving credit commitments (the “Extended Revolving Facility”). The Revolver Amendments also set forth the interest rate payable on borrowings outstanding under the Extended Revolving Facility, as described below. The aggregate commitments under the Extended Revolving Facility are $127.5 million and the aggregate commitments under the non-extended portion of the Revolving Facility are $22.5 million.
Borrowings under the Extended Revolving Facility bear interest at a rate per annum equal to an applicable margin plus, at the Company’s option, either LIBOR or the base rate. The initial applicable margin for borrowings under the Extended Revolving Facility is 3.25% for LIBOR borrowings and 2.25% for base rate borrowings. The Extended Revolving Facility will mature on December 28, 2017. Borrowings and repayments of loans under the Extended Revolving Facility and the non-extended portion of the Revolving Facility may be made on a non-pro rata basis with one another, and the commitments under the non-extended portion of the Revolving Facility may be terminated prior to the commitments under the Extended Revolving Credit Facility. The other terms applicable to the Extended Revolving Credit Facility are substantially identical to those of the Revolving Credit Facility.

7.375% Senior Notes
In connection with the Merger, on September 28, 2012, we issued $490,000 thousand aggregate principal amount of 7.375% senior notes due 2020 (the “Notes”). The Notes were issued pursuant to an indenture entered into as of the same date between the Company and Wells Fargo Bank, National Association, as trustee. Interest on the Notes is payable semi-annually on April 15 and October 15, commencing on April 15, 2013. The Notes mature on October 15, 2020.

We may redeem the Notes at our option, in whole or in part on one or more occasions, at any time on or after October 15, 2015, at specified redemption prices that vary by year, together with accrued and unpaid interest, if any, to the date of redemption. At any time prior to October 15, 2015, we may redeem up to 40% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings at a redemption price equal to the sum of (i) 107.375% of the aggregate principal amount thereof, plus (ii) accrued and unpaid interest, if any, to the redemption date. At any time prior to October 15, 2015, we may also redeem the Notes, in whole or in part on one or more occasions, at a price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest and a specified “make-whole premium.”

The Notes are guaranteed on a senior unsecured basis by our material existing direct and indirect wholly-owned domestic subsidiaries and, subject to certain exceptions, each of our future direct and indirect domestic subsidiaries that guarantees the Senior Credit Facilities or our other indebtedness or indebtedness of the guarantors will guarantee the Notes. Under certain circumstances, the subsidiary guarantors may be released from their guarantees without consent of the holders of Notes.

The Notes and the subsidiary guarantees will be our and the guarantors’ senior unsecured obligations and will (i) rank senior in right of payment to all of our and the subsidiary guarantors’ existing and future subordinated indebtedness; (ii) rank equally in right of payment with all of our and the subsidiary guarantors’ existing and future senior indebtedness; (iii) be effectively subordinated to any of our and the subsidiary guarantors’ existing and future secured debt, to the extent of the value of the assets securing such debt; and (iv) be structurally subordinated to all of the existing and future liabilities (including trade payables) of each of our subsidiaries that do not guarantee the Notes.

The indenture governing the Notes contains customary representations and warranties, as well as customary events of default, in certain cases subject to reasonable and customary periods to cure, including but not limited to: failure to make payments when due, breach of covenants, a payment default or acceleration equaling $40,000 thousand or more according to the terms of certain other indebtedness, failure to pay final judgments aggregating in excess of $40,000 thousand when due, insolvency proceedings, a required guarantee shall cease to remain in full force. The indenture also contains various customary covenants that, in certain instances, restrict our ability to: (i) pay dividends and distributions or repurchase capital stock; (ii) incur additional indebtedness; (iii) make investments, loans, guarantees or advances in or to other companies; (iv) engage in dispositions of assets, including entering into a sale and leaseback transaction; (v) engage in transactions with affiliates; (vi) create liens on assets; (vii) redeem or repay certain subordinated indebtedness, (viii) engage in mergers or consolidations with or into other companies; and (ix) change the nature of our business. The covenants are subject to a number of exceptions and qualifications. Certain of these covenants will be suspended during any period of time that (1) the Notes have Investment Grade Ratings (as defined in the indenture) from both Moody’s Investors Service, Inc. and Standard & Poor’s, and (2) no default has occurred and is continuing under the indenture. In the event that the Notes are downgraded to below an Investment Grade Rating, the Company and certain subsidiaries will again be subject to the suspended covenants with respect to future events. We were in compliance with all covenants as of June 30, 2013.
Par Pharmaceutical Companies, Inc., the parent company, is the sole issuer of the Notes.  The Notes are guaranteed on a senior unsecured basis by Par Pharmaceutical Companies, Inc.'s material direct and indirect wholly-owned domestic subsidiaries.  The guarantees are full and unconditional and joint and several.  Par Pharmaceutical Companies, Inc. has no independent assets or operations.  Each of the subsidiary guarantors is 100% owned by Par Pharmaceutical Companies, Inc. and all non-guarantor subsidiaries of Par Pharmaceutical Companies, Inc. are minor subsidiaries.
Debt Maturities as of June 30, 2013

($ amounts in thousands)

2013	$5,330
2014	10,660
2015	10,660
2016	10,660
2017	10,660
2018	10,660
2019	1,002,040
2020	490,000
Total debt at June 30, 2013	$1,550,670

Debt:

($ amounts in thousands)

	December 31, 2012	December 31, 2011
	(Successor)	(Predecessor)
Pre-merger term loan facility	$—	$345,625
Senior credit facilities:
Senior secured term loan	1,052,363	—
Senior secured revolving credit facility	—	—
7.375% senior notes	490,000	—
	1,542,363	345,625
Less current portion	(10,550)	(21,875)
Long-term debt	$1,531,813	$323,750

Pre-Merger Term Loan Facility
In connection with the Anchen Acquisition we entered into a credit agreement with a syndicate of banks to provide senior credit facilities comprised of a term loan facility in an initial aggregate principal amount of $350,000 thousand and a revolving credit facility in an initial amount of $100,000 thousand. Amounts outstanding under the term loan facility were repaid and extinguished as defined in US GAAP in connection with the Merger and the credit agreement was terminated at that time.

Senior Credit Facilities
On September 28, 2012, we entered into a credit agreement (the "Credit Agreement") with a syndicate of banks, led by Bank of America, N.A., as Administrative Agent, Bank of America, N.A., Deutsche Bank Securities, Inc., Goldman Sachs Bank USA, Citigroup Global Markets, Inc., RBC Capital Markets LLC and BMO Capital Markets as Joint Lead Arrangers and Joint Lead Bookrunners, Deutsche Bank Securities, Inc. and Goldman Sachs Bank USA as Co-Syndication Agents, and Citigroup Global Markets Inc. and RBC Capital Markets LLC as Co-Documentation Agents, to provide Senior Credit Facilities comprised of a seven-year senior secured term loan in an initial aggregate principal amount of $1,055 million (the “Term Loan Facility”) and a five-year senior secured revolving credit facility in an initial amount of $150 million (the “Revolving Facility”). The proceeds of the Revolving Facility were available for general corporate purposes.

The Credit Agreement contained customary representations and warranties, as well as customary events of default, in certain cases subject to reasonable and customary periods to cure, including but not limited to: failure to make payments when due, breach of covenants, breach of representations and warranties, insolvency proceedings, certain judgments and any change of control. The Credit Agreement also contains various customary covenants that, in certain instances, restrict our ability to: (i) create liens on assets; (ii) incur additional indebtedness; (iii) engage in mergers or consolidations with or into other companies; (iv) engage in dispositions of assets, including entering into a sale and leaseback transaction; (v) pay dividends and distributions or repurchase capital stock; (vi) make investments, loans, guarantees or advances in or to other companies; (vii) change the nature of our business; (viii) repay or redeem certain junior indebtedness, (ix) engage in transactions with affiliates; and (x) enter into restrictive agreements. In addition, the Credit Agreement required us to demonstrate compliance with a maximum senior secured first lien leverage ratio whenever amounts are outstanding under the revolving credit facility as of the last day of any quarterly testing period. All obligations under the Credit Agreement were guaranteed by our material domestic subsidiaries. We were in compliance with all applicable covenants as of December 31, 2012.

The interest rates payable under the Credit Agreement were based on defined published rates, subject to a minimum LIBOR rate of 1.25% in the case of Eurocurrency rate loans, plus an applicable margin. During 2012, the effective interest rate on the term loan was 5.0%. We were also obligated to pay a commitment fee based on the unused portion of the revolving credit facility. The Credit Agreement includes an accordion feature pursuant to which we could be able to increase the amount available to be borrowed by up to an additional $250,000 thousand (or a greater amount if we meet certain specified financial ratios) under certain circumstances. Repayments of the proceeds of the term loan were due in quarterly installments over the term of the Credit Agreement. Amounts borrowed under the revolving credit facility would be payable in full upon expiration of the Credit Agreement. Based on the variable interest rate associated with the term loan facility, its carrying value approximated its fair value at December 31, 2012. Refer to Note 20, “Subsequent Events” below for a description of a refinancing and repricing of the Senior Credit Facilities completed in February 2013.

7.375% Senior Notes
On September 28, 2012, we issued $490,000 thousand aggregate principal amount of 7.375% senior notes due 2020 (the “Notes”). The Notes were issued pursuant to an indenture entered into as of the same date between Par and Wells Fargo Bank, National Association, as trustee. Interest on the Notes is payable semi-annually on April 15 and October 15, commencing on April 15, 2013. The Notes mature on October 15, 2020.

We may redeem the Notes at our option, in whole or in part on one or more occasions, at any time on or after October 15, 2015, at specified redemption prices that vary by year, together with accrued and unpaid interest, if any, to the date of redemption. At any time prior to October 15, 2015, we may redeem up to 40% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings at a redemption price equal to the sum of (i) 107.375% of the aggregate principal amount thereof, plus (ii) accrued and unpaid interest, if any, to the redemption date. At any time prior to October 15, 2015, we may also redeem the Notes, in whole or in part on one or more occasions, at a price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest and a specified “make-whole premium.”

The Notes are guaranteed on a senior unsecured basis by our material existing direct and indirect wholly-owned domestic subsidiaries and, subject to certain exceptions, each of our future direct and indirect domestic subsidiaries that guarantees the Senior Credit Facilities or our other indebtedness or indebtedness of the guarantors will guarantee the Notes. Under certain circumstances, the subsidiary guarantors may be released from their guarantees without consent of the holders of Notes.

The Notes and the subsidiary guarantees will be our and the guarantors’ senior unsecured obligations and will (i) rank senior in right of payment to all of our and the subsidiary guarantors’ existing and future subordinated indebtedness; (ii) rank equally in right of payment with all of our and the subsidiary guarantors’ existing and future senior indebtedness; (iii) be effectively subordinated to any of our and the subsidiary guarantors’ existing and future secured debt, to the extent of the value of the assets securing such debt; and (iv) be structurally subordinated to all of the existing and future liabilities (including trade payables) of each of our subsidiaries that do not guarantee the Notes.

The indenture governing the Notes contains customary representations and warranties, as well as customary events of default, in certain cases subject to reasonable and customary periods to cure, including but not limited to: failure to make payments when due, breach of covenants, a payment default or acceleration equaling $40,000 thousand or more according to the terms of certain other indebtedness, failure to pay final judgments aggregating in excess of $40,000 thousand when due, insolvency proceedings, a required guarantee shall cease to remain in full force. The Credit Agreement also contains various customary covenants that, in certain instances, restrict our ability to: (i) pay dividends and distributions or repurchase capital stock; (ii) incur additional indebtedness; (iii) make investments, loans, guarantees or advances in or to other companies; (iv) engage in dispositions of assets, including entering into a sale and leaseback transaction; (v) engage in transactions with affiliates; (vi) create liens on assets; (vii) redeem or repay certain subordinated indebtedness, (viii) engage in mergers or consolidations with or into other companies; and (ix) change the nature of our business. The covenants are subject to a number of exceptions and qualifications. Certain of these covenants will be suspended during any period of time that (1) the Notes have Investment Grade Ratings (as defined in the indenture) from both Moody’s Investors Service, Inc. and Standard & Poor’s, and (2) no default has occurred and is continuing under the indenture. In the event that the Notes are downgraded to below an Investment Grade Rating, Par and certain subsidiaries will again be subject to the suspended covenants with respect to future events. We were in compliance with all covenants as of December 31, 2012.

During the period from September 29, 2012 to December 31, 2012(Successor), we incurred interest expense of $25,985 thousand, and during the period from January 1, 2012 to September 28, 2012(Predecessor), we incurred interest expense of $9,159 thousand. We incurred interest expense of $2,676 thousand in 2011 (Predecessor) and $2,905 thousand in 2010 (Predecessor).

Debt Maturities as of December 31, 2012	($ amounts in thousands)
2013	$10,550
2014	10,550
2015	10,550
2016	10,550
2017	10,550
2018	10,550
2019	989,063
2020	490,000
Total debt at December 31, 2012	$1,542,363

The fair value of the senior secured credit term loan was estimated to approximate its carrying values at December 31, 2012. The fair value of the Notes was estimated to be approximately $484,488 thousand at December 31, 2012.

Guarantor and Non-Guarantor Narrative Disclosure	12 Months Ended
Dec. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Guarantor and Non-Guarantor Narrative Disclosure
Guarantor and Non-Guarantor Narrative Disclosure:
Par Pharmaceutical Companies, Inc., the parent company, is the sole issuer of all of the Notes. The Notes are guaranteed on a senior unsecured basis by the parent company’s material direct and indirect wholly-owned domestic subsidiaries. The parent company has no independent assets or operations. Each of the subsidiary guarantors is 100% owned by the parent company and any subsidiaries of the parent company other than subsidiary guarantors are minor subsidiaries. The guarantees are full and unconditional and joint and several.

Changes in Stockholders' Equity	6 Months Ended
Jun. 30, 2013
Equity [Abstract]
Changes in Stockholders' Equity
Changes in Stockholders’ Equity:
Changes in our Common Stock, Additional Paid-In Capital and Accumulated Other Comprehensive Income accounts during the six-month period ended June 30, 2013 were as follows (share amounts and $ amounts in thousands):

	Common Stock		Additional Paid-In Capital	Accumulated Other Comprehensive Loss
	Shares	Amount
Balance, December 31, 2012	—	$—	$677,650	$(10)
Unrealized loss on available for sale securities, net of tax	—	—	—	(21)
Compensatory arrangements	—	—	4,533	—
Other	—	—	(185)	—
Balance, June 30, 2013	—	$—	$681,998	$(31)

Share-Based Compensation	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Share-based Compensation [Abstract]
Share-Based Compensation
Share-Based Compensation:
We account for share-based compensation as required by FASB ASC 718-10, "Compensation – Stock Compensation", which requires companies to recognize compensation expense in the amount equal to the fair value of all share-based payments granted to employees. Under FASB ASC 718-10, we recognize share-based compensation ratably over the service period applicable to the award. FASB ASC 718-10 also requires that excess tax benefits be reflected as financing cash flows.

Successor Share-Based Compensation
Stock Options
In conjunction with the Merger, certain senior level employees of the Company were granted stock options in Holdings, effectively granted as of September 28, 2012, under the terms of the Sky Growth Holdings Corporation 2012 Equity Incentive Plan. The share-based compensation expense relating to awards to those persons has been pushed down from Holdings to the Company.
Each optionee received two equal tranches of stock options. Tranche 1 options vest based upon continued employment over a five year period, ratably 20% each annual period. Our policy is to recognize expense for this type of award on a straight-line basis over the requisite service period for the entire award (5 years). Tranche 2 options vest based upon continued employment and the Company achieving specified annual or bi-annual EBITDA targets. Compensation expense will be recognized on a graded vesting schedule. In circumstances where the specified annual or bi-annual EBITDA targets are not met, Tranche 2 options may also vest in amounts of either 50% or 100% of the original award in the event of a initial public offering or other sale of Holdings to a third party buyer (a market condition) that returns a specified level of proceeds calculated as a multiple of the original equity invested in the Company as of September 28, 2012.

We used the Black-Scholes stock option pricing model to estimate the fair value of all Tranche 1 options and Tranche 2 options without a market condition (i.e., Tranche 2 options with service and performance conditions only).

The Tranche 2 options with a market condition were valued using a Monte Carlo simulation. The Monte Carlo simulation developed a range of projected outcomes of the market condition by projecting potential share prices over a 5 year simulation and determining if the share price had reached the specified level of proceeds stipulated in the equity plan. We ran one million simulations and concluded the fair value of the Tranche 2 options with market condition as the average of present value of the payoffs across all simulations.
A summary of the calculated estimated grant date fair value per option is as follows:

	Three months ended	Six months ended
	June 30,	June 30,
	2013	2013
Fair value of stock options	(Successor)	(Successor)
TRANCHE 1	$0.67	$0.67
TRANCHE 2 without market condition	$0.68	$0.68
TRANCHE 2 with market condition	$0.76	$0.76

For Tranche 2 options, each quarter we will evaluate the probability of the Company achieving the annual or the bi-annual EBITDA targets (“Vesting Event A”) and the probability of an initial public offering or other sale of the Company to a third party buyer (“Vesting Event B”). If it is probable that the Company will achieve Vesting Event A, then the Company will recognize expense for Tranche 2 options at the $0.68 per option value with any necessary adjustments to expense to be equal to the ratable expense as of the end of that particular quarter end. If it is probable that the Company will achieve Vesting Event B, then the Company will recognize expense for Tranche 2 options at the $0.76 per option value (which is the fair value taking into account the market condition) with any necessary adjustment to expense to be equal to the ratable expense as of the end of that particular quarter end.
We granted a member of the Board of Directors of Holdings stock options in Holdings during the three months ended March 31, 2013 under similar terms as the Tranche 1 options granted as of September 28, 2012 under the Sky Growth Holdings Corporation 2012 Equity Incentive Plan. These stock options vest based upon continued service over an approximate five year period, ratably 20% each period ending September 28th. We will recognize expense on a straight-line basis over the requisite service period for the entire award. The share-based compensation expense relating to the award has been pushed down from Holdings to the Company.  We used the Black-Scholes stock option pricing model to estimate the fair value of the stock option awards.
Set forth below is the impact on our results of operations of recording share-based compensation from stock options ($ amounts in thousands):

	Three months ended	Six months ended
	June 30,	June 30,
	2013	2013
	(Successor)	(Successor)
Cost of goods sold	$224	$447
Selling, general and administrative	2,018	4,029
Total, pre-tax	$2,242	$4,476
Tax effect of share-based compensation	(830)	(1,656)
Total, net of tax	$1,412	$2,820

The following is a summary of our stock option activity (shares in thousands):

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Life	Aggregate Intrinsic Value
TRANCHE 1
Balance at December 31, 2012	21,630	$1.00
Granted	500	1.00
Exercised	—	—
Forfeited	(300)	1.00
Balance at June 30, 2013	21,830	$1.00	9.5	$—
Exercisable at June 30, 2013	—	$—	0.0	$—
Vested and expected to vest at June 30, 2013	20,084	$1.00	9.5	$—

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Life	Aggregate Intrinsic Value
TRANCHE 2
Balance at December 31, 2012	21,630	$1.00
Granted	—	—
Exercised	—	—
Forfeited	(300)	1.00
Balance at June 30, 2013	21,330	$1.00	9.5	$—
Exercisable at June 30, 2013	—	$—	0.0	$—
Vested and expected to vest at June 30, 2013	19,517	$1.00	9.5	$—

Rollover Options
As part of the Merger, certain employees of the Company were given the opportunity to exchange their stock options in Predecessor for stock options in Holdings (“Rollover Stock Options”). Sponsor was not legally or contractually required to replace Predecessor stock options with Holdings stock options, therefore the Rollover Stock Options were not part of the purchase price. The ratio of exchange was based on the intrinsic value of the Predecessor stock options at September 28, 2012.
The term of the Predecessor stock options exchanged for Holdings stock options were not extended. All Rollover Stock Options maintained their 10 year term from original grant date.
All of the Rollover Stock Options were either vested prior to September 27, 2012 or were accelerated vested on September 27, 2012 (date of the Predecessor shareholders’ meeting that approved the Merger) in accordance with the terms of the Predecessor stock option agreements. No additional vesting conditions were imposed on the holders of the Rollover Stock Options. All remaining unrecognized share-based compensation expense associated with the Rollover Stock Options was recognized during the Predecessor period.
The following is a summary of our Rollover Stock Options activity (shares and aggregate intrinsic value in thousands):

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Life	Aggregate Intrinsic Value
Balance at December 31, 2012	17,893	$0.25
Granted	—	—
Exercised	(542)	0.25
Forfeited	—	—
Balance at June 30, 2013	17,351	$0.25	4.2	$13,013
Exercisable at June 30, 2013	17,351	$0.25	4.2	$13,013

Restricted Stock
In conjunction with the Merger, certain senior level employees were granted restricted stock units (RSUs) in Holdings. The share-based compensation expense relating to awards to those persons has been pushed down from Holdings to the Company.
Each RSU has only a time-based service condition and will vest no later than the fifth anniversary of the grant date (September 28, 2017) upon fulfillment of the service condition.
The fair value of each RSU is based on fair value of each share of Holdings common stock on the grant date. The RSUs are classified as equity awards. The total calculated value, net of estimated forfeitures, will be recognized ratably over the 5 year vesting period.
We granted RSUs to a member of the Board of Directors during the six months ended June 30, 2013 that will vest within two years of the grant upon fulfillment of the service condition over the same time period.
Set forth below is the impact on our results of operations of recording share-based compensation from RSUs for the six-month period ended June 30, 2013 ($ amounts in thousands):

	Three months ended	Six months ended
	June 30,	June 30,
	2013	2013
	(Successor)	(Successor)
Cost of goods sold	$2	$5
Selling, general and administrative	22	53
Total, pre-tax	$24	$58
Tax effect of stock-based compensation	(9)	(21)
Total, net of tax	$15	$37

The following is a summary of our RSU activity for the six-month period ended June 30, 2013 (shares and aggregate intrinsic value in thousands):

	Shares	Weighted Average Grant Price	Aggregate Intrinsic Value
Balance at December 31, 2012	300	$1.00
Granted	65	1.00
Vested	—	—
Forfeited	—	—
Non-vested restricted stock unit balance at June 30, 2013	365	$1.00	$365

Long-term Cash Incentive Awards
In conjunction with the Merger, certain employees were granted awards under the Long-term Cash Incentive Award Agreement incentive plan (the “Incentive Plan”) from Holdings. Each participant has the potential to receive a cash award based on specific achievements in the event of a transaction (e.g., initial public offering or sale of the company to a third party buyer) that returns a specified level of proceeds calculated as a multiple of the original equity invested in the company as of September 28, 2012. There is no vesting period under the Incentive Plan. The grantees must be employed by Sky Growth Holdings Corporation and its subsidiaries at the time of a transaction event in order to be eligible for a cash payment.
This plan is accounted for in accordance with ASC 450 and will be evaluated quarterly. If information available before the financial statements are issued indicates that it is probable that a liability had been incurred at the date of the financial statements then an accrual shall be made for the estimated cash payout. No amount was accrued for the Incentive Plan at June 30, 2013.

Predecessor Share-Based Compensation
As a result of the Merger, as of September 27, 2012, the Predecessor’s unvested share-based compensation instruments were accelerated to vest in accordance with the underlying Predecessor equity plans. These instruments, together with previously vested awards, and with the exception of Rollover Options discussed above, were settled in cash at the $50.00 purchase price per share paid by Sponsor in the Merger. All previous share-based compensation plans were cancelled in conjunction with the Merger.
Stock Options
We used the Black-Scholes stock option pricing model to estimate the fair value of stock option awards.
Set forth below is the impact on our results of operations of recording share-based compensation from stock options for the six-month period ended June 30, 2012 ($ amounts in thousands):

	Three months ended	Six months ended
	June 30,	June 30,
	2012	2012
	(Predecessor)	(Predecessor)
Cost of goods sold	$97	$200
Selling, general and administrative	871	1,800
Total, pre-tax	$968	$2,000
Tax effect of share-based compensation	(358)	(740)
Total, net of tax	$610	$1,260

Restricted Stock/Restricted Stock Units

Outstanding restricted stock and restricted stock units generally vested ratably over four years. The related share-based compensation expense was recorded over the requisite service period, which was the vesting period. The fair value of restricted stock was based on the market value of our common stock on the date of grant.

The impact on our results of operations of recording share-based compensation from restricted stock for the six-month period ended June 30, 2012 was as follows ($ amounts in thousands):

	Three months ended	Six months ended
	June 30,	June 30,
	2012	2012
	(Predecessor)	(Predecessor)
Cost of goods sold	$118	$245
Selling, general and administrative	1,062	2,207
Total, pre-tax	$1,180	$2,452
Tax effect of stock-based compensation	(437)	(907)
Total, net of tax	$743	$1,545

Restricted Stock Unit Grants With Internal Performance Conditions
In January 2012, we issued restricted stock units with performance conditions (“performance units”) to two senior executives. The vesting of these performance units was contingent upon the achievement of certain financial and operational goals related to the Anchen Acquisition and corporate entity performance with cliff vesting after three years if the performance conditions and continued employment condition were met.
The two senior executives each received approximately 25 thousand performance units. The value of the performance units awarded was approximately $1.7 million at the grant date. These awards were accelerated and vested upon the consummation of the Merger and all related compensation was recognized as of that date.

Cash-settled Restricted Stock Unit Awards
We granted cash-settled restricted stock unit awards that vested ratably over four years to certain employees. The cash-settled restricted stock unit awards were classified as liability awards and were reported within accrued expenses and other current liabilities and other long-term liabilities on the consolidated balance sheet. Cash-settled restricted stock units entitled such employees to receive a cash amount determined by the fair value of our common stock on the vesting date. The fair values of these awards were remeasured at each reporting period (marked to market) until the awards vested and were paid as of September 28, 2012. Fair value fluctuations were recognized as cumulative adjustments to share-based compensation expense and the related liabilities. Cash-settled restricted stock unit awards were subject to forfeiture if employment terminated prior to vesting. Share-based compensation expense for cash-settled restricted stock unit awards were recognized ratably over the service period.

The impact on our results of operations of recording share-based compensation from cash-settled restricted stock units for the six-month period ended June 30, 2012 was as follows ($ amounts in thousands):

	Three months ended	Six months ended
	June 30,	June 30,
	2012	2012
	(Predecessor)	(Predecessor)
Cost of goods sold	$48	$132
Selling, general and administrative	432	1,190
Total, pre-tax	$480	$1,322
Tax effect of stock-based compensation	(178)	(489)
Total, net of tax	$302	$833

Share-Based Compensation:
We account for share-based compensation as required by FASB ASC 718-10 Compensation – Stock Compensation, which requires companies to recognize compensation expense in the amount equal to the fair value of all share-based payments granted to employees. Under FASB ASC 718-10, we recognize share-based compensation ratably over the service period applicable to the award. FASB ASC 718-10 also requires that excess tax benefits be reflected as financing cash flows.

Successor Share-Based Compensation
Stock Options
In conjunction with the Merger, certain senior level employees of Par were granted stock options in Sky Growth Holdings Corporation, effectively granted as of September 28, 2012, under the terms of the Sky Growth Holdings Corporation 2012 Equity Incentive Plan. The share-based compensation expense relating to awards to those persons has been pushed down from Holdings to the Company.
Each optionee received 2 equal tranches of stock options. Tranche 1 options vest based upon continued employment over a five year period, ratably 20% each annual period. Our policy is to recognize expense for this type of award on a straight-line basis over the requisite service period for the entire award (5 years). Tranche 2 options vest based upon continued employment and the company achieving specified annual or bi-annual EBITDA targets. Compensation expense will be recognized on a graded vesting schedule. In circumstances where the specified annual or bi-annual EBITDA targets are not met, Tranche 2 options may also vest in amounts of either 50% or 100% of the original award in the event of a initial public offering or other sale of the company to a third party buyer (a market condition) that returns a specified level of proceeds calculated as a multiple of the original equity invested in the company as of September 28, 2012.

We used the Black-Scholes stock option pricing model to estimate the fair value of Tranche 1 and Tranche 2 without a market condition (service and performance conditions only) stock option awards with the following weighted average assumptions:

September 29, 2012 to December 31, 2012
(Successor)
TRANCHE 1
Risk-free interest rate	0.9%
Expected life (in years)	5
Expected volatility	75.0%
Dividend	0.000%

September 29, 2012 to December 31, 2012
(Successor)
TRANCHE 2
Risk-free interest rate	1.0%
Expected life (in years)	5
Expected volatility	75.0%
Dividend	0.000%

The Tranche 2 stock option grants with a market condition were valued using a Monte Carlo simulation. In addition to the above assumptions utilized in the Black-Scholes model, the Monte Carlo simulation developed a range of projected outcomes of the market condition by projecting potential share prices over a 5 year simulation and determining if the share price had reached the specified level of proceeds stipulated in the equity plan. We ran one million simulations and concluded the fair value of the Tranche 2 Option with market condition as the average of present value of the payoffs across all simulations.
A summary of the calculated estimated grant date fair value per option is as follows:

September 29, 2012 to December 31, 2012
Fair value of stock options	(Successor)
TRANCHE 1	$0.67
TRANCHE 2 without market condition	$0.68
TRANCHE 2 with market condition	$0.76

For Tranche 2 options, each quarter we will evaluate the probability of the Company achieving the annual or the bi-annual EBITDA targets (“Vesting Event A”) and the probability of an initial public offering or other sale of the Company to a third party buyer (“Vesting Event B”). If it is probable that the Company will achieve Vesting Event A, then the Company will recognize expense for Tranche 2 options at the $0.68 per option value with any necessary adjustments to expense to be equal to the ratable expense as of the end of that particular quarter end. If it is probable that the Company will achieve Vesting Event B, then the Company will recognize expense for Tranche 2 options at the $0.76 per option value (which is the fair value taking into account the market condition) with any necessary adjustment to expense to be equal to the ratable expense as of the end of that particular quarter end.
Set forth below is the impact on our results of operations of recording share-based compensation from stock options for the period from September 29, 2012 to December 31, 2012 ($ amounts in thousands):

September 29, 2012 to December 31, 2012
(Successor)
Cost of goods sold	$223
Selling, general and administrative	2,003
Total, pre-tax	$2,226
Tax effect of share-based compensation	(824)

Total, net of tax	$1,402

The following is a summary of our stock option activity from September 29, 2012 to December 31, 2012 (shares in thousands):

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Life	Aggregate Intrinsic Value
TRANCHE 1
Beginning balance	—	$—
Granted	21,930	1.00
Exercised	—	—
Forfeited	(300)	1.00
Balance at December 31, 2012	21,630	$1.00	4.8	$—
Exercisable at December 31, 2012	—	$0.00	—	$—
Expected to vest at December 31, 2012	19,791	$1.00	4.8	$—

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Life	Aggregate Intrinsic Value
TRANCHE 2
Beginning balance	—	$—
Granted	21,930	1.00
Exercised	—
Forfeited	(300)	1.00
Balance at December 31, 2012	21,630	$1.00	4.8	$—
Exercisable at December 31, 2012	—	$0.00	—	$—
Expected to vest at December 31, 2012	19,791	$1.00		$—

Rollover Options
As part of the Merger, certain employees of Par were given the opportunity to exchange their stock options in Par for stock options in Sky Growth Holdings Corporation (“Rollover Stock Options”). TPG was not legally or contractually required to replace Par stock options with Sky Growth Holdings Corporation stock options, therefore the Rollover Stock Options were not part of the purchase price. The ratio of exchange was based on the intrinsic value of the Par stock options at September 28, 2012. Par stock options were exchanged for 18,100 thousand Sky Growth Holdings Corporation stock options.
The term of the Par stock options exchanged for Sky Growth Holdings Corporation stock options were not extended. All Rollover Stock Options maintained their 10 year term from original grant date.
All of the Rollover Stock Options were either vested prior to September 27, 2012 or were accelerated vested on September 27, 2012 (date of the Par shareholders’ meeting that approved Par’s acquisition by TPG) in accordance with the terms of the Par stock option agreements. No additional vesting conditions were imposed on the holders of the Rollover Stock Options. All remaining unrecognized share-based compensation expense associated with the Rollover Stock Options was recognized as of September 27, 2012 on Par’s (the predecessor’s) books and records.
The following is a summary of our Rollover Stock Options activity from September 29, 2012 to December 31, 2012 (shares and aggregate intrinsic value in thousands):

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Life	Aggregate Intrinsic Value

Beginning balance	18,100	$0.25
Granted	—	—
Exercised	(207)	0.25
Forfeited	—	—
Balance at December 31, 2012	17,893	$0.25	4.7	$13,420
Exercisable at December 31, 2012	17,893	$0.25	—	$13,420

Restricted Stock
In addition, in conjunction with the Merger, certain senior level employees were granted restricted stock units (RSUs) in Sky Growth Holdings Corporation. The share-based compensation expense relating to awards to those persons has been pushed down from Holdings to the Company.
Each RSU has only a time-based service condition and will vest no later than the fifth anniversary of the grant date (September 28, 2017) upon fulfillment of the service condition.
The fair value of each RSU is based on fair value of each share of Sky Growth Holdings Corporation common stock on the grant date. The RSUs are classified as equity awards. The total calculated value, net of estimated forfeitures, will be recognized ratably over the 5 year vesting period.
Set forth below is the impact on our results of operations of recording share-based compensation from RSUs for the period from September 29, 2012 to December 31, 2012 ($ amounts in thousands):

September 29, 2012 to December 31, 2012
(Successor)
Cost of goods sold	$1
Selling, general and administrative	13
Total, pre-tax	14
Tax effect of share-based compensation	(5)
Total, net of tax	$9

The following is a summary of our RSU activity for the period from September 29, 2012 to December 31, 2012 (shares and aggregate intrinsic value in thousands):

	Shares	Weighted Average Grant Price	Aggregate Intrinsic Value
Beginning balance	—	$—
Granted	300	1.00
Exercised	—
Forfeited	—
Non-vested restricted stock unit balance at December 31, 2012	300	$1.00	$300

Long-term Cash Incentive Awards
In conjunction with the Merger, certain employees were granted awards under the Long-term Cash Incentive Award Agreement incentive plan from Sky Growth Holdings Corporation. Each participant has the potential to receive a cash award based on specific achievements in the event of a transaction (e.g., initial public offering or sale of the company to a third party buyer) that returns a specified level of proceeds calculated as a multiple of the original equity invested in the company as of September 28, 2012. There is no vesting period under the long-term cash incentive plan. The grantees must be employed by Sky Growth Holdings Corporation and its subsidiaries at the time of a transaction event in order to be eligible for a cash payment.
This plan is accounted for in accordance with ASC 450 and will be evaluated quarterly. If information available before the financial statements are issued indicates that it is probable that a liability had been incurred at the date of the financial statements then an accrual shall be made for the estimated cash payout. No amount was accrued for the Long-term Cash Incentive Awards at December 31, 2012.

Predecessor Share-Based Compensation
As a result of the Merger, as of September 27, 2012, the Predecessor’s unvested share-based compensation instruments were accelerated to vest in accordance with the underlying Predecessor equity plans. These instruments, together with previously vested awards, and with the exception of Rollover Options discussed above, were settled in cash at the $50.00 purchase price per share paid by TPG in the Merger. All previous share-based compensation plans were cancelled in conjunction with the Merger.
Stock Options
We used the Black-Scholes stock option pricing model to estimate the fair value of stock option awards with the following weighted average assumptions:

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2010
Risk-free interest rate	0.8%	2.2%	3%
Expected life (in years)	4.7	5.2	6.3
Expected volatility	43.9%	44.6%	45.1%
Dividend	0%	0%	0%

The following is a summary of the weighted average per share fair value of options granted for the periods ended September 28, 2012, December 31, 2011 and December 31, 2010.

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2010
Weighted average per share fair value of options granted	$12.46	$15.34	$13.30

Set forth below is the impact on our results of operations of recording share-based compensation from stock options for the periods ended September 28, 2012, December 31, 2011 and December 31, 2010 ($ amounts in thousands):

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2010
Cost of goods sold	$300	$432	$522
Selling, general and administrative	2,700	3,889	5,323
Total, pre-tax	3,000	4,321	5,845
Tax effect of share-based compensation	(1,110)	(1,599)	(2,211)
Total, net of tax	$1,890	$2,722	$3,634

The following is a summary of our stock option activity (shares and aggregate intrinsic value in thousands):

	Shares	Weighted Average Grant Price	Weighted Average Remaining Life	Aggregate Intrinsic Value

Balance at December 31, 2011	2,286	$30.11	—	—
Granted	310	32.97	—	—
Exercised	(1,659)	25.61	—	—
Forfeited	(937)	39.12	—	—
Balance at September 28, 2012	—	$—	—	$—

Total fair value of shares vested ($ amounts in thousands):

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2010
Total fair value of shares vested	$3,125	$4,186	$5,965

Restricted Stock/Restricted Stock Units

Outstanding restricted stock and restricted stock units generally vested ratably over four years. The related share-based compensation expense was recorded over the requisite service period, which was the vesting period. The fair value of restricted stock was based on the market value of our common stock on the date of grant.

The impact on our results of operations of recording share-based compensation from restricted stock for the periods ended September 28, 2012, December 31, 2011 and December 31, 2010 was as follows ($ amounts in thousands):

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2010
Cost of goods sold	$377	$551	$666
Selling, general and administrative	3,390	4,958	6,694
Total, pre-tax	$3,767	$5,509	$7,360
Tax effect of stock-based compensation	(1,394)	(2,038)	(2,797)
Total, net of tax	$2,373	$3,471	$4,563

The following is a summary of our restricted stock activity (shares and aggregate intrinsic value in thousands):

	Shares	Weighted Average Grant Price	Aggregate Intrinsic Value
Non-vested balance at December 31, 2011	281	$24.28	—
Granted	99	32.89	—
Exercised	(370)	26.37	—
Forfeited	(10)	32.00	—
Non-vested balance at September 28, 2012	—	$—	$—

The following is a summary of our restricted stock unit activity (shares and aggregate intrinsic value in thousands):

	Shares	Weighted Average Grant Price	Aggregate Intrinsic Value
Non-vested restricted stock unit balance at December 31, 2011	69	$36.47	—
Granted	82	33.09	—
Exercised	(128)	34.97	—
Forfeited	(23)	32.76	—
Non-vested restricted stock unit balance at September 28, 2012	—	$—	$—

Restricted Stock Unit Grants With Internal Performance Conditions
In January 2012, we issued restricted stock units with performance conditions (“performance units”) to our Chief Operating Officer and our President. The vesting of these performance units was contingent upon the achievement of certain financial and operational goals related to the Anchen Acquisition and corporate entity performance with cliff vesting after three years if the performance conditions and continued employment condition were met.
Our Chief Operating Officer and our President each received approximately 25 thousand performance units in January 2012. The value of the performance units awarded was approximately $1.7 million at the grant date. These awards were accelerated and vested as of September 28, 2012 and all related compensation was recognized as of that date.

Restricted Stock Grants With Market Vesting Conditions
In 2008, we issued restricted stock grants with market vesting conditions. The vesting of restricted stock grants issued to certain of our employees was contingent upon multiple market conditions that were factored into the fair value of the restricted stock at grant date with cliff vesting after three years if the market conditions had been met. Vesting was contingent upon applicable continued employment and the Total Stockholder Return (“TSR”) on our common stock relative to the Company’s stock price at the beginning of the three-year vesting period as compared to the TSR of a defined peer group of approximately 12 companies, and the TSR of the Standard and Poor’s 400 Mid Cap Index (“S&P 400”) over the three-year measurement period. The measurement period ended on December 31, 2010. The Company achieved the maximum level of performance under the program because the Company’s TSR was greater than the 75th percentile TSR of the peer group and the Company’s TSR was greater than the median of the S&P 400 during the three-year measurement period. Approximately 454 thousand shares of common stock were earned as of the vesting date, January 11, 2011. Approximately 65 thousand shares were issued in 2008 by operation of the provisions of employment contracts for three senior executives whose employment with us was terminated. Approximately 339 thousand shares of common stock were distributed in January 2011. Approximately 115 thousand shares were cash settled upon the discretion of the Compensation Committee of the Board of Directors for approximately $4.1 million (pre-tax) in January 2011. In all circumstances, restricted stock granted did not entitle the holder the right, or obligate the Company, to settle the restricted stock in cash.
At the grant date, the effect of the market conditions on the restricted stock issued to certain employees was reflected in their fair value. The restricted stock grants with market conditions were valued using a Monte Carlo simulation. The Monte Carlo simulation estimated the fair value based on the expected term of the award, risk-free interest rate, expected dividends, and the expected volatility for the Company, our peer group, and the S&P 400. The expected term was estimated based on the vesting period of the awards (3 years), the risk-free interest rate was based on the yield on the Federal Reserve treasury rate with a maturity matching the vesting period (2.6%). The expected dividends were assumed to be zero. Volatility was based on historical volatility over the expected term (40%). Restricted stock that included multiple market conditions had a grant date fair value per restricted share of $24.78.

The following table summarizes the components of our stock-based compensation related to our restricted stock grants with market conditions recognized in our financial statements for the for the periods ended September 28, 2012, December 31, 2011 and December 31, 2010 was as follows ($ amounts in thousands):

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2010
Cost of goods sold	$0	$0	$174
Selling, general and administrative	0	0	1,566
Total, pre-tax	$0	$0	$1,740
Tax effect of stock-based compensation	0	0	(661)
Total, net of tax	$0	$0	$1,079

Cash-settled Restricted Stock Unit Awards
We granted cash-settled restricted stock unit awards that vested ratably over four years to certain employees. The cash-settled restricted stock unit awards were classified as liability awards and were reported within accrued expenses and other current liabilities and other long-term liabilities on the consolidated balance sheet through September 28, 2012. Cash settled restricted stock units entitled such employees to receive a cash amount determined by the fair value of our common stock on the vesting date. The fair values of these awards were remeasured at each reporting period (marked to market) until the awards vested and were paid as of September 28, 2012. Fair value fluctuations were recognized as cumulative adjustments to share-based compensation expense and the related liabilities. Cash-settled restricted stock unit awards were subject to forfeiture if employment terminated prior to vesting. Share-based compensation expense for cash-settled restricted stock unit awards were recognized ratably over the service period.

The impact on our results of operations of recording share-based compensation from cash-settled restricted stock units for the periods ended September 28, 2012, December 31, 2011 and December 31, 2010 was as follows ($ amounts in thousands):

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2010
Cost of goods sold	$232	$132	$49
Selling, general and administrative	2,089	1,188	443
Total, pre-tax	$2,321	$1,320	$492
Tax effect of stock-based compensation	(859)	(488)	(187)
Total, net of tax	$1,462	$832	$305

Information regarding activity for cash-settled restricted stock units outstanding is as follows (number of awards in thousands):

	Shares	Weighted Average Grant Price	Aggregate Intrinsic Value
Awards outstanding at December 31, 2011	149	$32.97	—
Granted	137	33.38	—
Exercised	(40)	32.55	—
Forfeited	(246)	62.84	—
Awards outstanding at September 28, 2012	—	$—	$—

Employee Stock Purchase Program:

We maintained an Employee Stock Purchase Program (the “Program”). The Program was designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended. It enabled eligible employees to purchase shares of our common stock at a 5% discount to the fair market value. All shares were monetized and the Program was cancelled as of September 28, 2012 in conjunction with the Merger.
(amounts in thousands)

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2012
Shares purchased by employees	5	12	13

Chief Executive Officer Specific Share-based Compensation
On November 2, 2010, we entered into an employment agreement with our former President and Chief Executive Officer (the “former CEO”), effective as of January 1, 2011. His employment agreement was for a three-year term, ending December 31, 2013. Pursuant to the employment agreement, the former CEO was eligible to receive an incentive compensation award based on the compound annual growth rate (“CAGR”) of our common stock over the course of the three-year employment term (January 1, 2011 to December 31, 2013). The former CEO was eligible to receive an incentive compensation award ranging from $2 million (for a three-year CAGR of 4%) to $9 million (for a three-year CAGR of 20% or more). He was not eligible to receive an incentive compensation award if the Company’s three-year CAGR was below 4%, and no incentive compensation award would be payable if the employment agreement was terminated prior to its expiration unless a change of control (as defined in the agreement) had occurred. This CAGR based award was classified as liability awards and are reported within accrued expenses and other current liabilities and other long-term liabilities on the consolidated balance sheet through September 28, 2012. The fair values of this award was remeasured at each reporting period (mark-to-market) using a Monte Carlo valuation model until the award vested and was paid. Fair value fluctuations were recognized as cumulative adjustments to share-based compensation expense and the related liabilities. Share-based compensation expense for this CAGR award was recognized ratably over the three-year service period. Through September 28, 2012, we recognized $4,566 thousand of expense associated with this plan.
In January 2011, the former CEO was granted an equity award consisting of restricted stock units with a total grant date economic value of approximately $1.85 million. The units vested on the date that a change of control (as defined in the agreement) occurred. The related share-based compensation expense was recorded through September 28, 2012. The fair value of restricted stock units was based on the market value of our common stock on the date of grant.

Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes:

($ in thousands)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
	(Successor)	(Predecessor)	(Successor)	(Predecessor)
(Benefit) provision for income taxes	$(9,300)	$28,565	$(17,280)	$33,117
Effective tax rate	30%	36%	32%	59%

The effective tax rate for the three months ended June 30, 2013 and for the three months ended June 30, 2012 reflects our non-deductible portion of the annual pharmaceutical manufacturers' fee under the Patient Protection and Affordable Care Act, offset by benefits for deductions specific to U.S. domestic manufacturing companies.
The effective tax rate for the six months ended June 30, 2013 reflects our non-deductible portion of the annual pharmaceutical manufacturers' fee under the Patient Protection and Affordable Care Act, offset by benefit for tax deductions specific to U.S. domestic manufacturing companies and our recording of the benefit for the 2012 R&D credit. The R&D tax credit was retroactively reinstated by Congress in the American Taxpayer Relief Act in January 2013. Current deferred income tax assets at June 30, 2013 consist of temporary differences primarily related to accounts receivable reserves, accrued legal settlements and net operating loss carryforwards. Non-current deferred income tax liabilities at June 30, 2013 consist of timing differences primarily related to intangible assets, and depreciation.
The effective tax rate for the six months ended June 30, 2012 reflects our estimate of the portion of loss contingencies which may not be tax deductible and by non-deductibility of our portion of the annual pharmaceutical manufacturer fee under the Patient Protection and Affordable Care Act, offset by benefit for tax deductions specific to U.S. domestic manufacturing companies.   Current deferred income tax assets at June 30, 2012 consisted of temporary differences primarily related to accounts receivable reserves, accrued legal settlements and net operating loss carryforwards.  Non-current deferred income tax liabilities at June 30, 2012 consisted of timing differences primarily related to intangible assets, stock options and depreciation.
The Company is currently being audited by the IRS for the tax years 2007 through 2011.  We are no longer subject to IRS audit for periods prior to 2007.  We are also currently under audit in two state jurisdictions for the years 2003 to 2010. In most other state jurisdictions, we are no longer subject to examination by state tax authorities for years prior to 2007.
We reflect interest and penalties attributable to income taxes, to the extent they arise, as a component of income tax provision or benefit. The difference between a tax position taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to FASB ASC 740-10 represents an unrecognized tax benefit.  An unrecognized tax benefit is a liability that represents a potential future obligation to the taxing authorities.  As of June 30, 2013, we had $15,782 thousand included in “Long-term liabilities” and $949 thousand in “Accrued expenses and other current liabilities” on the condensed consolidated balance sheet that represented unrecognized tax benefits, interest and penalties based on evaluation of tax positions. A portion of this liability could potentially settle in the next 12 months. However, the dollar range for such settlement cannot be estimated at this time.

Income Taxes:

The components of our provision (benefit) for income taxes on income from continuing operations for the successor period from September 29, 2012 through December 31, 2012, the predecessor period from January 1, 2012 through September 28, 2012, and the years ended December 31 2011, and 2010 are as follows ($ amounts in thousands):

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Current income tax provision (benefit):
Federal	$3,502	$21,795	$3,522	$37,205
State	176	(5,284)	(6,261)	5,253
Foreign	230	833	—	—
	3,908	17,344	(2,739)	42,458
Deferred income tax (benefit) provision:
Federal	(20,660)	12,982	(7,813)	1,188
State	(930)	(829)	4,556	(1,666)
Foreign	—	(50)	—	—
	(21,590)	12,103	(3,257)	(478)
	($17,682)	$29,447	($5,996)	$41,980

Deferred tax assets and (liabilities) as of December 31, 2012, and 2011 are as follows ($ amounts in thousands):

	December 31, 2012	December 31, 2011
	(Successor)	(Predecessor)
Deferred tax assets:
Accounts receivable	$31,877	$25,454
Inventories	8,063	6,527
Litigation settlements and contingencies	8,257	13,135
Accrued and prepaid expenses	8,638	1,214
Net operating losses and credit carryforwards	18,539	24,502
Asset impairments	1,400	1,486
Stock options and restricted shares	801	10,189
Product contribution carryforwards	—	1,264
Other	2,560	5,044
Total deferred tax assets	80,135	88,815

Deferred tax liabilities:
Fixed assets	(23,173)	(14,381)
Intangible assets	(365,495)	(33,524)
Other	(1,096)	(909)
Total deferred tax liabilities	(389,764)	(48,814)

Less valuation allowance - Net operating losses	(6,803)	(10,009)
Net deferred tax (liability) asset	($316,432)	$29,992

Management believes it is more likely than not that the deferred tax asset balance of $80.1 million as of December 31, 2012 will be realized. The Company recorded significant deferred taxes in connection with its acquisition on September 28, 2012. See note 2, “Sky Growth Merger”, for more information regarding the allocation of purchase price.
We have gross net operating loss (“NOL”) carryforwards at December 31, 2012 of approximately $23.2 million for federal income tax purposes and $142.6 million for state income tax purposes. State NOL carryforwards will began expiring in 2013. A gross valuation allowance on the deferred tax assets at December 31, 2012, primarily relates to certain state NOL’s and credit carryforwards of approximately $80.1 million and representing $6.8 million of net valuation allowance in the Net deferred tax (liability) asset. This valuation allowance has been established due to the uncertainty of realizing those deferred tax assets in the future. This gross valuation allowance decreased in 2012 by $71.5 million, or approximately $3.2 million net, primarily due to release and utilization of certain state NOL’s.
On January 2, 2013, the American Taxpayer Relief Act of 2012 was enacted and the law extended several provisions, including a two year extension of the U.S. tax credit for research and experimental expenses. Under accounting rules, a tax law change is taken into account in calculating the income tax provision in the period in which enacted.  Because the extension was enacted into law after the end of 2012, tax expense for 2012 does not reflect retroactive extension of expired provisions. The entire benefit of the R & D Tax Credit will be reflected in the 2013 fiscal year financial results.
The table below provides reconciliation between the statutory federal income tax rate and the effective rate of income tax expense for each of the periods shown as follows:

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Federal statutory tax rate	35%	35%	35%	35%
State tax – net of federal benefit	1	2	2	3
Domestic manufacturing deduction	—	—	—	(4)
Change in valuation of deferred tax assets	—	—	(9)	—
Tax contingencies	(1)	(6)	8	(3)
Non-deductible legal settlements	—	17	(14)	—
Non-deductible annual pharmaceutical manufacturers' fee	—	—	(5)	—
Non-deductible transaction costs	—	8	(4)	—
Other	—	2	(2)	—
Effective tax rate	35%	58%	11%	31%

Tax Contingencies
Significant judgment is required in evaluating our tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. We establish reserves for tax related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when we believe that certain positions might be challenged despite our belief that our tax return positions are fully supportable. We adjust these reserves in light of changing facts and circumstances, such as the outcome of tax audits. The provision for income taxes includes the impact of reserve provisions and changes to reserves that are considered appropriate. Accruals for tax contingencies are provided for in accordance with the requirements of ASC 740-10. We reflect interest and penalties attributable to income taxes, to the extent they arise, as a component of its income tax provision or benefit.
At December 31, 2012 the amount of gross unrecognized tax benefits (excluding the federal benefit received from state positions) was $12.5 million. Of this total, $8.7 million (net of the federal benefit on state issues) represents the amount of unrecognized tax benefits that, if recognized, would favorably affect the effective rate related to continuing income in the future periods. The total amount of accrued interest and penalties resulting from such unrecognized tax benefits was $2.2 million for the successor period from September 29, 2012 through December 31, 2012, $2.0 million for the predecessor period from January 1, 2012 through September 28, 2012, $5.8 million for the year ended December 31, 2011, and $11.3 million for the year ended December 31, 2010. During the period from September 29, 2012 to December 31, 2012 (Successor), and the period from January 1, 2012 to September 28, 2012, and for the years ended December 31, 2011, and 2010, we recognized approximately $0.04 million, $0.4 million, $0.4 million, and $0.6 million in interest and penalties.
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits for the period from September 29, 2012 to December 31, 2012, and for the period from January 1, 2012 to September 28, 2012 and the years ended December 31, 2011 and 2010 are as follows ($ amounts in thousands):

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Balance at January 1	$12,119	$14,409	$31,571	$30,023
Additions based on tax positions related to the current year	419	2,337	1,779	4,487
Additions for tax positions of prior years	—	634	3,217	655
Reductions for tax positions of prior years	—	(5,261)	(5,013)	—
Reductions due to lapse of applicable statute of limitations	—	—	(16,720)	(3,394)
Settlements paid	—	—	(425)	(200)
Balance at December 31	$12,538	$12,119	$14,409	$31,571

We believe it is reasonably possible that approximately $0.9 million of our current unrecognized tax positions may be recognized within the next twelve months as a result of settlements or a lapse of the statute of limitations.
A Company subsidiary is currently under audit by the IRS for the periods 2007 through November 16, 2011. Periods prior to 2007 are no longer subject to IRS audit. We are currently under audit in several state jurisdictions for the years 2003 thru 2009. In most other state jurisdictions, we are no longer subject to examination by tax authorities for years prior to 2008.

Commitments, Contingencies and Other Matters	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments, Contingencies and Other Matters
Commitments, Contingencies and Other Matters:
Legal Proceedings
Unless otherwise indicated in the details provided below, we cannot predict with certainty the outcome or the effects of the litigations described below.  The outcome of these litigations could include substantial damages, the imposition of substantial fines, penalties, and injunctive or administrative remedies; however, unless otherwise indicated below, at this time we are not able to estimate the possible loss or range of loss, if any, associated with these legal proceedings.  From time to time, we may settle or otherwise resolve these matters on terms and conditions that we believe are in the best interests of the Company.  Resolution of any or all claims, investigations, and legal proceedings, individually or in the aggregate, could have a material effect on our results of operations, cash flows or financial condition.
Corporate Litigation
We and certain of our former executive officers have been named as defendants in consolidated class action lawsuits filed in the U.S. District Court for the District of New Jersey on behalf of purchasers of our common stock between July 23, 2001 and July 5, 2006. The lawsuits followed our July 5, 2006 announcement regarding the restatement of certain of our financial statements and allege that we and certain members of our then management engaged in violations of the Exchange Act, by issuing false and misleading statements concerning our financial condition and results of operations.

On October 24, 2012, the parties participated in a mediation that resulted in an agreement in principle to settle the litigation. The parties entered into a formal stipulation of settlement that was subject to court approval after notice to the class. The court gave preliminary approval for the purpose of mailing notice to the class of the settlement, and on July 2, 2013, the court held the final approval hearing at which there were no objections to the settlement. On July 30, 2013, the court issued an opinion approving the settlement and awarding attorneys fees, litigation expenses, and a compensatory award to the plaintiff. The terms of the settlement provide for an $8.1 million payment to the class (excluding the above-mentioned fees, expenses, and award). The losses associated with the settlement are covered by insurance.

Patent Related Matters
On April 28, 2006, CIMA Labs, Inc. and Schwarz Pharma, Inc. filed separate lawsuits against us in the U.S. District Court for the District of New Jersey. CIMA and Schwarz Pharma each have alleged that we infringed U.S. Patent Nos. 6,024,981 (the “'981 patent”) and 6,221,392 (the “'392 patent”) by submitting a Paragraph IV certification to the FDA for approval of alprazolam orally disintegrating tablets. On July 10, 2008, the United States Patent and Trademark Office (“USPTO”) rejected all claims pending in both the '392 and '981 patents. On September 28, 2009, the USPTO's Patent Trial and Appeal Board (“PTAB”) affirmed the Examiner's rejection of all claims in the '981 patent, and on March 24, 2011, the PTAB affirmed the rejections pending for both patents and added new grounds for rejection of the '981 patent. On June 24, 2011, the plaintiffs re-opened prosecution on both patents at the USPTO. On May 13, 2013, the PTAB reversed outstanding rejections to the currently pending claims of the '392 patent reexamination application and affirmed a conclusion by the Examiner that testimony offered by the patentee had overcome other rejections. We intend to vigorously defend this lawsuit and pursue our counterclaims.
Unimed and Laboratories Besins Iscovesco (“Besins”) filed a lawsuit on August 22, 2003 against Paddock Laboratories, Inc. in the U.S. District Court for the Northern District of Georgia alleging patent infringement as a result of Paddock's submitting an ANDA with a Paragraph IV certification seeking FDA approval of testosterone 1% gel, a generic version of Unimed Pharmaceuticals, Inc.'s Androgel®. On September 13, 2006, we acquired from Paddock all rights to the ANDA, and the litigation was resolved by a settlement and license agreement that permits us to launch the generic version of the product no earlier than August 31, 2015, and no later than February 28, 2016, assuring our ability to market a generic version of Androgel® well before the expiration of the patents at issue. On January 30, 2009, the Bureau of Competition for the Federal Trade Commission (“FTC”) filed a lawsuit against us in the U.S. District Court for the Central District of California, subsequently transferred to the Northern District of Georgia, alleging violations of antitrust laws stemming from our court-approved settlement, and several distributors and retailers followed suit with a number of private plaintiffs' complaints beginning in February 2009. On February 23, 2010, the District Court granted our motion to dismiss the FTC's claims and granted in part and denied in part our motion to dismiss the claims of the private plaintiffs. On September 28, 2012, the District Court granted our motion to dismiss the private plaintiffs' claims of sham litigation. On June 10, 2010, the FTC appealed the District Court's dismissal of the FTC's claims to the U.S. Court of Appeals for the 11th Circuit. On April 25, 2012, the Court of Appeals affirmed the District Court's decision, and the Supreme Court of the United States subsequently granted the FTC's petition for a writ of certiorari. On June 17, 2013, the Supreme Court reversed the 11th Circuit's decision and remanded the case to the U.S. District Court for the Northern District of Georgia for further proceedings. We believe we have complied with all applicable laws in connection with the court-approved settlement and intend to continue to vigorously defend these actions.
On September 13, 2007, Santarus, Inc. and The Curators of the University of Missouri (“Missouri”) filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent Nos. 6,699,885; 6 ,489,346; and 6,645,988 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of 20 mg and 40 mg omeprazole/sodium bicarbonate capsules. On December 20, 2007, Santarus and Missouri filed a second lawsuit against us in the U.S. District Court for the District of Delaware alleging infringement of the patents because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of 20 mg and 40 mg omeprazole/sodium bicarbonate powders for oral suspension. The complaints generally seek (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. On March 4, 2008, the cases pertaining to our ANDAs for omeprazole capsules and omeprazole oral suspension were consolidated for all purposes. On April 14, 2010, the District Court ruled in our favor, finding that plaintiffs’ patents were invalid as being obvious and without adequate written description. Santarus appealed to the U.S. Court of Appeals for the Federal Circuit, and we cross-appealed the District Court’s decision of enforceability of plaintiffs’ patents. On July 1, 2010, we launched our generic Omeprazole/Sodium Bicarbonate product. On September 4, 2012, the Court of Appeals affirmed-in-part and reversed-in-part the District Court’s decision. On December 10, 2012, our petition for rehearing and rehearing en banc was denied without comment. A jury trial is now scheduled in the District Court for November 3, 2014. On March 1, 2013, we filed a motion for judgment on the pleadings seeking dismissal of the case. A contingent liability of $9 million was recorded on our condensed consolidated balance sheet as of December 31, 2012 and June 30, 2013 for this matter. We can give no assurance that final resolution of this legal proceeding will not exceed the amount of the reserve. We have ceased further distribution of our generic omeprazole/sodium bicarbonate 20 mg and 40 mg capsule product pending further developments. We will continue to vigorously defend this action.
On September 20, 2010, Schering-Plough HealthCare Products, Santarus, Inc., and the Curators of the University of Missouri filed a lawsuit against us in the U.S. District Court for the District of New Jersey. The complaint alleges infringement of U.S. Patent Nos. 6,699,885; 6,489,346; 6,645,988; and 7,399,772 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of a 20mg/1100 mg omeprazole/sodium bicarbonate capsule, a version of Schering-Plough's Zegerid OTC®. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. The case was stayed pending the decision by the Court of Appeals on the prescription product appeal described in the preceding paragraph, and the parties agreed to be bound by such decision for purposes of the OTC product litigation. The case was re-opened on October 3, 2012, and a bench-trial is scheduled for January 26, 2015. We intend to defend this action vigorously.
On December 11, 2007, AstraZeneca Pharmaceuticals, LP, AstraZeneca UK Ltd., IPR Pharmaceuticals, Inc. and Shionogi Seiyaku Kabushiki Kaisha filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges patent infringement because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of 5 mg, 10 mg, 20 mg and 40 mg rosuvastatin calcium tablets. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. On June 29, 2010, the District Court ruled in favor of the plaintiffs, and we appealed the decision to the U.S. Court of Appeals for the Federal Circuit. On December 15, 2010, the District Court granted our motion to dismiss a second case brought by AstraZeneca, which decision was affirmed by the U.S. Court of Appeals for the Federal Circuit on February 9, 2012. On December 14, 2012, the District Court's decision in the first case was affirmed, and defendants' petition for panel rehearing and rehearing en banc was denied on February 15, 2013.
On November 14, 2008, Pozen, Inc. filed a lawsuit against us in the U.S. District Court for the Eastern District of Texas. The complaint alleges infringement of U.S. Patent Nos. 6,060,499; 6,586,458; and 7,332,183, because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of 500 mg/85 mg naproxen sodium/sumatriptan succinate oral tablets. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. On April 14, 2011, the Court granted a preliminary injunction to Pozen that prohibits us from launching our generic naproxen/sumatriptan product before the issuance of a final decision in the case. On August 5, 2011, the Court ruled in favor of Pozen and against us on infringement, validity, and enforceability. The U.S. Court of Appeals for the Federal Circuit affirmed the District Court's ruling on September 28, 2012, and we filed our petition for en banc rehearing on October 31, 2012. On July 19, 2013, our rehearing petition was denied without comment and the mandate was issued on July 29, 2013.
On April 29, 2009, Pronova BioPharma ASA filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent Nos. 5,502,077 and 5,656,667 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of omega-3-acid ethyl esters oral capsules. On May 29, 2012, the District Court ruled in favor of Pronova in the initial case, and we appealed to the U.S. Court of Appeals for the Federal Circuit on June 25, 2012. An oral hearing was held on May 8, 2013, and we await the Court's decision. We will continue to pursue this appeal vigorously.
On October 4, 2010, UCB Manufacturing, Inc. filed a verified complaint in the Superior Court of New Jersey, Chancery Division, Middlesex, naming us, our development partner Tris Pharma, and Tris Pharma's head of research and development, Yu- Hsing Tu. The complaint alleges that Tris and Tu misappropriated UCB's trade secrets and, by their actions, breached contracts and agreements to which UCB, Tris, and Tu were bound. The complaint further alleges unfair competition against Tris, Tu, and us relating to the parties' manufacture and marketing of generic Tussionex®seeking a judgment of misappropriation and breach, a permanent injunction and disgorgement of profits. On June 2, 2011, the court granted Tris's motion for summary judgment dismissing UCB's claims, and UCB appealed. An oral hearing was held on April 8, 2013. We intend to vigorously defend the lawsuit.
On January 12, 2011, GlaxoSmithKline, LLC filed a lawsuit against our subsidiary, Anchen Pharmaceuticals, in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent No. 5,565,467 because Anchen submitted an ANDA with a Paragraph IV certification seeking FDA approval of an oral capsule of 0.5 mg dutasteride and an oral capsule of 0.5/0.4 mg dutasteride/ tamsulosin. The case was dismissed on January 24, 2013 pursuant to a confidential settlement agreement.
On August 10, 2011, Avanir Pharmaceuticals, Inc. et al. filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent Nos. 7,659,282 and RE38,155 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of oral capsules of 20 mg dextromethorphan hydrobromide and 10 mg quinidine sulfate. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. Our case was consolidated with those of other defendants, Actavis, Impax, and Wockhardt. A Markman ruling was entered December 3, 2012 and a bench trial is scheduled for September 9, 2013. We intend to defend this action vigorously.
On September 1, 2011, we, along with EDT Pharma Holdings Ltd. (now known as Alkermes Pharma Ireland Limited) (Elan), filed a complaint against TWi Pharmaceuticals, Inc. of Taiwan in the U.S. District Court for the District of Maryland and another complaint against TWi on September 2, 2011, in the U.S. District Court for the Northern District of Illinois. In both complaints, Elan and we allege infringement of U.S. Patent No. 7,101,576 because TWi filed an ANDA with a Paragraph IV certification seeking FDA approval of a generic version of Megace® ES. Our complaint seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. On July 17, 2013, the Court granted in part and denied in part TWi's motion for summary judgment of invalidity and noninfringement and granted summary judgment in our favor dismissing two of TWi's invalidity defenses. A bench trial is scheduled for October 7, 2013. We intend to prosecute this infringement case vigorously.
On October 28, 2011, Astra Zeneca, Pozen, Inc., and KBI-E Inc., filed a lawsuit against our subsidiary, Anchen Pharmaceuticals, in the U.S. District Court for the District of New Jersey. The complaint alleges infringement of U.S. Patent No. 6,926,907; 6,369,085; 7,411,070; and 7,745 ,466 because Anchen submitted an ANDA with a Paragraph IV certification seeking FDA approval of delayed-release oral tablets of 375/20 and 500/20 mg naproxen/esomeprazole magnesium. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. A Markman ruling was entered on May 1, 2013. We will continue to defend this action vigorously.
On November 10, 2011, Celgene and Novartis filed a lawsuit against us in the U.S. District Court for the District of New Jersey, and Alkermes plc (formerly Elan) filed a lawsuit against us in the U.S. District Court for the District of Delaware the following day. The complaint in the Delaware case alleged infringement of U.S. Patent Nos. 6,228,398 and 6,730,325 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of 5, 10, 15, 20, 25, 30, and 35 mg dexmethylphenidate hydrochloride extended release capsules. The complaint in the New Jersey case alleged infringement of U.S. Patent Nos. 5,908,850; 6,355,656; 6,528, 530; 5,837,284; 6,635,284; and 7,431,944 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of 5, 10, 15, 20, 25, 30, 35, and 40 mg dexmethylphenidate extended release capsules. The cases were terminated on March 25, 2013, by stipulation and pursuant to confidential settlement agreements.
On March 28, 2012, Horizon Pharma Inc. and Horizon Pharma USA Inc. filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent No. 8,067,033 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of oral tablets of 26.6/800 mg famotidine/ibuprofen. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. Trial is scheduled for April 28, 2014. We intend to defend this action vigorously.
On April 4, 2012, AR Holding Company, Inc. filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent Nos. 7,619,004; 7,601,758; 7,820,681; 7,915,269; 7,964,647; 7,964,648; 7,981,938; 8,093,296; 8,093,297; and 8,097,655 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of oral tablets of 0.6 mg colchicine. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. A bench trial is scheduled for June 19, 2014. We intend to defend this action vigorously.
On August 22, 2012, we were added as a defendant to the action pending before the U.S. District Court for the Northern District of California brought by Takeda Pharmaceuticals, originally against Handa Pharmaceuticals. Takeda's complaints allege infringement of U.S. Patent Nos. 6,462,058; 6,664,276; 6,939,971; 7,285,668; 7,737,282; and 7,790,755 because Handa submitted an ANDA with a Paragraph IV certification to the FDA for approval of dexlansoprazole delayed release capsules, 30 mg and 60 mg. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. We assumed the rights to this ANDA and are prosecuting the case vigorously. A bench trial was held on June 5-13, 2013. On April 26, 2013, we filed a declaratory judgment complaint in the U.S. District Court for the Northern District of California in view of U.S. Patent Nos. 8,105,626 and 8,173,158, and another in the same court on July 9, 2013 with respect to U.S. Patent No. 8,461,187, in each case against Takeda Pharmaceuticals, and asserting that the patents in questions are not infringed, invalid, or unenforceable. These actions, like the lead action, will be prosecuted vigorously.
On October 25, 2012, Purdue Pharma L.P. and Transcept Pharmaceuticals filed a lawsuit against us in the U.S. District Court for the District of New Jersey. The complaint alleged infringement of U.S. Patent Nos. 8,242,131 and 8,252,809 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of zolpidem tartrate sublingual tablets 1.75 and 3.5 mg. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. Pre-trial briefs are due October 24, 2014. We intend to defend this action vigorously.
On October 31, 2012, Acura Pharmaceuticals, Inc. filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleged infringement of U.S. Patent No. 7,510,726 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of oxycodone oral tablets 5 and 7.5 mg. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. A bench trial is scheduled for October 27, 2014. We intend to defend this action vigorously.
As a result of our November 2012 acquisition from Watson Pharmaceuticals of an ANDA with a Paragraph IV certification seeking FDA approval of mixed amphetamine salts extended release capsules 5, 10, 15, 20, 25 and 30 mg, we became a defendant in a litigation brought by Shire PLC then pending against Watson in the U.S. District Court for the Southern District of New York. On January 24, 2013, pursuant to a confidential settlement agreement between us and Shire PLC, we were dismissed from the case.
On December 19, 2012, Endo Pharmaceuticals and Grunenthal filed a lawsuit against us in the U.S. District Court for the Southern District of New York. The complaint alleges infringement of U.S. Patent Nos. 7,851,482; 8,114,383; 8,192,722; 8.309, 060; 8,309,122; and 8,329,216 because we submitted an ANDA with a Paragraph IV certification to the FDA for approval of oxymorphone hydrochloride extended release tablets 40 mg. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. We intend to defend this action vigorously.
On December 19, 2012, we were substituted for Watson Pharmaceuticals as defendant in litigation then pending in the U.S. District Court for the Northern District of Texas. The action was brought by Galderma USA against Watson for filing an ANDA with a Paragraph IV certification seeking FDA approval of adapalene/benzoyl peroxide topical gel 0.1%/2.5%. The complaint alleged infringement of U.S. Patents 8,071,644; 8,080,537; and 8,129,362. On May 21, 2013, the case was dismissed pursuant to a stipulation and confidential settlement agreement.
On January 8, 2013, we were substituted for Actavis as defendant in litigation then pending in the U.S. District Court for the District of Delaware. The action was brought by Novartis against Actavis for filing an ANDA with a Paragraph IV certification seeking FDA approval of rivastigmine transdermal extended release film 4.6 and 9.5 mg/24 hr. The complaint alleges infringement of U.S. Patents 5,602,176; 6,316,023; and 6,335,031 and generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. A trial is scheduled for August 26, 2013. We intend to defend this action vigorously.
On January 15, 2013, we were substituted for Actavis as defendant in litigation then pending in the U.S. District Court for the Southern District of New York. The action was brought by Purdue Pharma and Grunenthal against Actavis for filing an ANDA with a Paragraph IV certification seeking FDA approval of oxycodone hydrochloride extended release tablets 10, 15, 20, 30, 40, 60, and 80 mg. The complaint alleges infringement of U.S. Patent No. 8,114,383 and generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. A trial-ready date has been set for September 23, 2013. We intend to defend this action vigorously.
On January 31, 2013, Merz Pharmaceuticals filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent Nos. 7,638,552 and 7,816,396 because we submitted an ANDA with a Paragraph IV certification to the FDA for approval of glycopyrrolate oral solution. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. A bench trial has been scheduled for December 8, 2014. We intend to defend this action vigorously.
On February 7, 2013, Sucampo Pharmaceuticals, Takeda Pharmaceuticals, and R-Tech Ueno filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent Nos. 6,414,016; 7,795,312; 8,026,393; 8,071,613; 8,097,653; and 8,338,639 because we submitted an ANDA with a Paragraph IV certification to the FDA for approval of lubiprostone oral capsules 8 mcg and 24 mcg. The complaint seeks (i) a finding of infringement; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. We intend to defend this action vigorously.
On May 14, 2013, Bayer Pharma AG, Bayer IP GMBH, and Bayer Healthcare Pharmaceuticals, Inc. filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent Nos. 6,362,178 and 7,696,206 because we submitted an ANDA with a Paragraph IV certification to the FDA for approval of vardenafil hydrochloride orally disintegrating tablets. The complaint seeks (i) a finding of infringement; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. We intend to defend this action vigorously.

On May 15, 2013, Endo Pharmaceuticals filed a lawsuit against us in the U.S. District Court for the Southern District of New York. The complaint alleges infringement of U.S. Patent Nos. 7,851,482; 8,309,122; and 8,329,216 as a result of our November 2012 acquisition from Watson of an ANDA with a Paragraph IV certification seeking FDA approval of non-tamper resistant oxymorphone hydrochloride extended release tablets. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. While Watson had settled patent litigation relating to this product in October 2010, Endo is asserting patents that issued after that settlement agreement was executed. We intend to defend this action vigorously.

On June 19, 2013, Alza Corporation and Janssen Pharmaceuticals, Inc. filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent No. 8,163,798 as a result of our November 2012 acquisition from Watson of an ANDA with a Paragraph IV certification seeking FDA approval of methylphenidate hydrochloride extended release tablets. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. We intend to defend this action vigorously.

On June 21, 2013, we, along with Alkermes Pharma Ireland Ltd., filed a complaint against Breckenridge Pharmaceutical, Inc. in the U.S. District Court for the District of Delaware. In the complaint, we allege infringement of U.S. Patent Nos. 6,592,903 and 7,101,576 because Breckenridge filed an ANDA with a Paragraph IV certification seeking FDA approval of a generic version of Megace® ES. Our complaint seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. We intend to prosecute this infringement case vigorously.

Industry Related Matters
Beginning in September 2003, we, along with numerous other pharmaceutical companies, have been named as a defendant in actions brought by the Attorneys General of Illinois, Kansas, Louisiana and Utah, as well as a state law qui tam action brought on behalf of the state of Wisconsin by Peggy Lautenschlager and Bauer & Bach, LLC, alleging generally that the defendants defrauded the state Medicaid systems by purportedly reporting or causing the reporting of AWP and/or “Wholesale Acquisition Costs” that exceeded the actual selling price of the defendants’ prescription drugs. These cases generally seek some combination of actual damages, and/or double damages, treble damages, compensatory damages, statutory damages, civil penalties, disgorgement of excessive profits, restitution, disbursements, counsel fees and costs, litigation expenses, investigative costs, injunctive relief, punitive damages, imposition of a constructive trust, accounting of profits or gains derived through the alleged conduct, expert fees, interest and other relief that the court deems proper. On July 25, 2013, we reached an agreement in principle to resolve the claims brought by the state of Louisiana for $6 million, plus attorneys' fees and courts costs. The proceedings have been stayed pending final resolution. The lawsuit brought by the state of Illinois is scheduled for trial on January 13, 2014. The lawsuit brought by the state of Kansas is scheduled for trial on April 6, 2015. The remaining lawsuits have yet to be scheduled for trial. To date, we have settled the lawsuits brought by the states of Alabama, Alaska, Florida, Hawaii, Idaho, Iowa, Kentucky, Massachusetts, Mississippi, Oklahoma, South Carolina, and Texas, as well as the suit brought by the city of New York and New York Counties, and the federal qui tam action brought on behalf of the United States by the pharmacy Ven-A-Care of the Florida Keys, Inc. During the three months ended June 30, 2013, we recorded an additional $3,300 thousand as "Settlements and loss contingencies, net" on the condensed consolidated statements of operations as we continue to periodically assess and estimate our remaining potential liability. A contingent liability of $17,217 thousand was recorded under the caption “Accrued legal settlements” on our condensed consolidated balance sheet as of June 30, 2013, in connection with the agreement in principle reached July 25, 2013 and remaining AWP actions. In each of the remaining matters, we have either moved to dismiss the complaints or answered the complaints denying liability. We will continue to defend or explore settlement opportunities in other jurisdictions as we feel are in our best interest under the circumstances presented in those jurisdictions. However, we can give no assurance that we will be able to settle the remaining actions on terms that we deem reasonable, or that such settlements or adverse judgments, if entered, will not exceed the amount of the reserve.
The Attorneys General of Florida, Indiana and Virginia and the United States Office of Personnel Management (the “USOPM”) have issued subpoenas, and the Attorneys General of Michigan, Tennessee, Texas, and Utah have issued civil investigative demands, to us.  The demands generally request documents and information pertaining to allegations that certain of our sales and marketing practices caused pharmacies to substitute ranitidine capsules for ranitidine tablets, fluoxetine tablets for fluoxetine capsules, and two 7.5 mg buspirone tablets for one 15 mg buspirone tablet, under circumstances in which some state Medicaid programs at various times reimbursed the new dosage form at a higher rate than the dosage form being substituted.  We have provided documents in response to these subpoenas to the respective Attorneys General and the USOPM.  The aforementioned subpoenas and civil investigative demands culminated in the federal and state law qui tam action brought on behalf of the United States and several states by Bernard Lisitza.  The complaint was unsealed on August 30, 2011.  The United States intervened in this action on July 8, 2011 and filed a separate complaint on September 9, 2011, alleging claims for violations of the Federal False Claims Act and common law fraud.  The states of Michigan and Indiana have also intervened as to claims arising under their respective state false claims acts, common law fraud, and unjust enrichment. On July 13, 2012, we filed an Answer and Affirmative Defense to Indiana's Amended Complaint. We intend to vigorously defend these lawsuits.
We have also been named a defendant in a putative federal class action brought by the United Food and Commercial Workers Unions and Employers Midwest Health Benefits Fund under the Federal Racketeer Influenced and Corrupt Organizations Act alleging the same general conduct as set forth in the preceding paragraph.  We filed a motion to dismiss the complaint on March 26, 2012, which was granted on July 26, 2012. On July 8, 2013, the U.S. Court of Appeals for the Seventh Circuit affirmed the dismissal.

Other
We are, from time to time, a party to certain other litigations, including product liability litigations.  We believe that these litigations are part of the ordinary course of our business and that their ultimate resolution will not have a material effect on our financial condition, results of operations or liquidity. We intend to defend or, in cases where we are the plaintiff, to prosecute these litigations vigorously.

Commitments, Contingencies and Other Matters:

Leases
At December 31, 2012, we had minimum rental commitments aggregating $23.1 million under non-cancelable operating leases expiring through 2018. Amounts payable thereunder are $6.0 million in 2013, $6.0 million in 2014, $5.6 million in 2015, $3.9 million in 2016 and $1.6 million thereafter. Rent expense charged to operations was $1.6 million in the period from September 29, 2012 to December 31, 2012 (Successor), $4.8 million for the period from January 1, 2012 to September 28, 2012 (Predecessor), $4.9 million in 2011 (Predecessor), and $7.2 million in 2010 (Predecessor).

Retirement Savings Plan
We have a Retirement Savings Plan (the “Retirement Savings Plan”) whereby eligible employees are permitted to contribute annually from 1% to 25% of their compensation to the Retirement Savings Plan. We contribute an amount equal to 50% of up to the first 6% of compensation contributed by the employee (“401(k) matching feature”). Participants in the Retirement Savings Plan become vested with respect to 20% of our contributions for each full year of employment with the Company and thus become fully vested after five full years. We also may contribute additional funds each year to the Retirement Savings Plan, the amount of which, if any, is determined by the Board in its sole discretion. We incurred expenses related to the 401(k) matching feature of the Retirement Savings Plan of $0.2 million in the period from September 29, 2012 to December 31, 2012 (Successor), $0.9 million for the period from January 1, 2012 to September 28, 2012 (Predecessor), $1.2 million in 2011 (Predecessor), and $1.2 million in 2010 (Predecessor). We did not make a discretionary contribution to the Retirement Savings Plan for 2012, 2011 or 2010.
Par’s Anchen subsidiary has a legacy 401(k) plan whereby its eligible employees are permitted to contribute annually from their compensation to this 401(k) plan up to the annual IRS limit. Under this plan, Anchen eligible employees can receive employer matching contributions of 100% of the first 3% of compensation contributed and 50% of the next 2% of compensation contributed (“Anchen 401(k) matching feature”). Participants in the legacy 401(k) plan become vested immediately with respect to the Anchen 401(k) matching feature contributions each pay period. Anchen eligible employees may also receive additional funds each year under the legacy 401(k) plan, the amount of which, if any, is determined by the Board in its sole discretion. We incurred expenses related to the Anchen 401(k) matching feature of $146 thousand in the period from September 29, 2012 to December 31, 2012 (Successor), $381 thousand for the period from January 1, 2012 to September 28, 2012 (Predecessor), and $50 thousand in 2011 (Predecessor). We did not make a discretionary contribution to the legacy 401(k) plan for 2012 or 2011.

Legal Proceedings
Unless otherwise indicated in the details provided below, we cannot predict with certainty the outcome or the effects of the litigations described below.  The outcome of these litigations could include substantial damages, the imposition of substantial fines, penalties, and injunctive or administrative remedies; however, unless otherwise indicated below, at this time we are not able to estimate the possible loss or range of loss, if any, associated with these legal proceedings.  From time to time, we may settle or otherwise resolve these matters on terms and conditions that we believe are in the best interests of the Company.  Resolution of any or all claims, investigations, and legal proceedings, individually or in the aggregate, could have a material effect on our results of operations, cash flows or financial condition.

Corporate Litigation
We and certain of our former executive officers have been named as defendants in consolidated class action lawsuits filed on behalf of purchasers of our common stock between July 23, 2001 and July 5, 2006. The lawsuits followed our July 5, 2006 announcement regarding the restatement of certain of our financial statements and allege that we and certain members of our then management engaged in violations of the Exchange Act, by issuing false and misleading statements concerning our financial condition and results of operations. The consolidated class actions are pending in the U.S. District Court for the District of New Jersey.
On October 24, 2012, the parties participated in a mediation which resulted in an agreement in principle to settle the litigation. The parties entered into a confidential memorandum of understanding and are now negotiating a formal stipulation of settlement which will be subject to court approval after notice to the class. Any loss associated with the settlement will be covered by insurance.

Merger-Related Matters
Between July 24, 2012 and September 10, 2012, nine purported class action complaints relating to the Merger (the “Stockholder Actions”) were filed against all or some of the Company, certain of the Company’s then-current directors (the “Board”), TPG, Holdings, and Sky Growth Acquisition Corporation (together, TPG, Holdings and Sky Growth Acquisition Corporation shall be referred to as the “TPG Parties” and, collectively with the Company and the Board, as the “Defendants”). The complaints generally seek equitable relief, including an injunction preventing the consummation of the Merger, rescission in the event the Merger is consummated, invalidation or amendment of deal protections, an accounting of damages caused to stockholders by Defendants’ alleged conduct, and an award of attorneys’ and other fees and costs.

The Delaware Actions
From July 24, 2012 to August 1, 2012, four of the Stockholder Actions were filed in the Court of Chancery of the State of Delaware (the “Delaware Court”). The plaintiffs in these actions alleged, among other things: (a) that the members of the Board breached their fiduciary duties to the Company’s public stockholders by authorizing the Merger for inadequate consideration and pursuant to an inadequate process, and (b) that the TPG Parties aided and abetted the directors’ alleged breaches of fiduciary duty. The plaintiffs generally sought equitable relief, including an injunction preventing the consummation of the proposed Merger, rescission in the event the Merger was consummated, and an award of attorneys’ and other fees and costs. On August 14, 2012, these actions were consolidated under the caption In re Par Pharmaceutical Companies, Inc. Shareholders Litigation, C.A. No. 7715-VCP (the “Consolidated Delaware Action”).
On September 14, 2012, counsel for the parties in the Consolidated Delaware Action entered into a Binding Memorandum of Understanding (the “Binding MOU”) in which they agreed on the terms of a settlement of the claims asserted in the Consolidated Delaware Action, as well as any other claims that were asserted, or could have been asserted, by a Company stockholder relating to the Merger or the Company’s disclosures regarding the Merger. Pursuant to the Binding MOU, the Company agreed to make certain supplemental disclosures related to the Merger, all of which were filed with the U.S. Securities and Exchange Commission on September 14, 2012.
On October 25, 2012, the parties in the Consolidated Delaware Action executed a final stipulation of settlement (the “Settlement Stipulation”) memorializing their agreement to settle the Consolidated Delaware Action and submitted the Settlement Stipulation to the Delaware Court for approval. The parties also agreed that counsel for the plaintiffs would be entitled to an award of $525,000 in attorneys’ fees and expenses in connection with the settlement of the Consolidated Delaware Action. On February 13, 2013, the Delaware Court entered an order approving the Settlement Stipulation and attorneys’ fees and expenses, and the Consolidated Delaware Action was dismissed with prejudice. The settlement as memorialized in the Settlement Stipulation and award of attorneys’ fees and expenses did not affect the amount of the consideration that the Company’s stockholders received in the Merger.

The New Jersey State Actions
Between July 26, 2012 and August 14, 2012, three additional complaints were filed in the Superior Court of New Jersey, Bergen County, seeking substantially the same relief and making the same allegations as the complaints filed in the Consolidated Delaware Action. Those actions are captioned Wilkinson v. LePore, et al., No. C-229-12 (N.J. Super. Ct. Ch. Div.) (filed July 26, 2012); Duvall v. Par Pharmaceutical Companies, Inc., et al., No. C-226-12 (N.J. Super. Ct. Ch. Div.) (filed July 30, 2012); and Femia v. Par Pharmaceutical Companies, Inc., et al., No. L-6305-12 (N.J. Super. Ct. Law Div.) (filed August 14, 2012). The Duvall action was withdrawn and voluntarily dismissed on August 13, 2012. On September 5, 2012, the Femia action was transferred to the Chancery Division and consolidated with the Wilkinson action (the “Consolidated New Jersey Action”). On September 6, 2012, the Superior Court of New Jersey, Chancery Division: Bergen County granted Defendants’ cross-motion for a stay of the Consolidated New Jersey Action pending resolution of the Consolidated Delaware Action. The Defendants are diligently seeking dismissal of the Consolidated New Jersey Action in light of the dismissal with prejudice of the Consolidated Delaware Action.
The Federal Actions
On August 14, 2012 and September 10, 2012, actions were filed in the United States District Court for the District of New Jersey, seeking substantially the same relief and making substantially the same allegations as the Delaware and New Jersey actions. On October 26, 2012, the District Court consolidated these actions. On December 26, 2012, the court granted plaintiffs’ motion to voluntarily dismiss the consolidated District Court action.

Patent Related Matters

On April 28, 2006, CIMA Labs, Inc. and Schwarz Pharma, Inc. filed separate lawsuits against us in the U.S. District Court for the District of New Jersey. CIMA and Schwarz Pharma each have alleged that we infringed U.S. Patent Nos. 6,024,981 (the “’981 patent”) and 6,221,392 (the “’392 patent”) by submitting a Paragraph IV certification to the FDA for approval of alprazolam orally disintegrating tablets. On July 10, 2008, the United States Patent and Trademark Office (“USPTO”) rejected all claims pending in both the ‘392 and ‘981 patents. On September 28, 2009, the USPTO Board of Appeals affirmed the Examiner’s rejection of all claims in the ‘981 patent, and on March 24, 2011, the USPTO Board of Appeals affirmed the rejections pending for both patents and added new grounds for rejection of the ’981 patent. On June 24, 2011, the plaintiffs re-opened prosecution on both patents at the USPTO. We intend to vigorously defend this lawsuit and pursue our counterclaims.
Unimed and Laboratories Besins Iscovesco (“Besins”) filed a lawsuit on August 22, 2003 against Paddock Laboratories, Inc. in the U.S. District Court for the Northern District of Georgia alleging patent infringement as a result of Paddock’s submitting an ANDA with a Paragraph IV certification seeking FDA approval of testosterone 1% gel, a generic version of Unimed Pharmaceuticals, Inc.’s Androgel®. On September 13, 2006, we acquired from Paddock all rights to the ANDA, and the litigation was resolved by a settlement and license agreement that permits us to launch the generic version of the product no earlier than August 31, 2015, and no later than February 28, 2016, assuring our ability to market a generic version of Androgel® well before the expiration of the patents at issue. On January 30, 2009, the Bureau of Competition for the Federal Trade Commission (“FTC”) filed a lawsuit against us in the U.S. District Court for the Central District of California, subsequently transferred to the Northern District of Georgia, alleging violations of antitrust laws stemming from our court-approved settlement, and several distributors and retailers followed suit with a number of private plaintiffs’ complaints beginning in February 2009. On February 23, 2010, the District Court granted our motion to dismiss the FTC’s claims and granted in part and denied in part our motion to dismiss the claims of the private plaintiffs. On September 28, 2012, the District Court granted our motion to dismiss the private plaintiffs’ claims of sham litigation. On June 10, 2010, the FTC appealed the District Court’s dismissal of the FTC’s claims to the U.S. Court of Appeals for the 11th Circuit. On April 25, 2012, the Court of Appeals affirmed the District Court’s decision, and the Supreme Court of the United States subsequently granted the FTC’s petition for a writ of certiorari. Oral arguments before the Supreme Court are scheduled for March 25, 2013. We believe we have complied with all applicable laws in connection with the court-approved settlement and intend to continue to vigorously defend these actions.
On September 13, 2007, Santarus, Inc. and The Curators of the University of Missouri (“Missouri”) filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent Nos. 6,699,885; 6 ,489,346; and 6,645,988 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of 20 mg and 40 mg omeprazole/sodium bicarbonate capsules. On December 20, 2007, Santarus and Missouri filed a second lawsuit against us in the U.S. District Court for the District of Delaware alleging infringement of the patents because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of 20 mg and 40 mg omeprazole/sodium bicarbonate powders for oral suspension. The complaints generally seek (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. On March 4, 2008, the cases pertaining to our ANDAs for omeprazole capsules and omeprazole oral suspension were consolidated for all purposes. On April 14, 2010, the District Court ruled in our favor, finding that plaintiffs’ patents were invalid as being obvious and without adequate written description. Santarus appealed to the U.S. Court of Appeals for the Federal Circuit, and we cross-appealed the District Court’s decision of enforceability of plaintiffs’ patents. On July 1, 2010, we launched our generic Omeprazole/Sodium Bicarbonate product. On September 4, 2012, the Court of Appeals affirmed-in-part and reversed-in-part the District Court’s decision. On December 10, 2012, our petition for rehearing and rehearing en banc was denied without comment. The mandate issued from the Court of Appeals to the District Court on December 17, 2012. We accrued for a contingent liability of $9 million as of December 31, 2012. We can give no assurance that final resolution of this legal proceeding will not exceed the amount of the reserve. We have ceased further distribution of our generic Omeprazole/sodium bicarbonate 20 mg and 40 mg capsule product pending further developments. We will continue to vigorously defend this action.
On September 20, 2010, Schering-Plough HealthCare Products, Santarus, Inc., and the Curators of the University of Missouri filed a lawsuit against us in the U.S. District Court for the District of New Jersey. The complaint alleges infringement of U.S. Patent Nos. 6,699,885; 6,489,346; 6,645,988; and 7,399,772 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of a 20mg/1100 mg omeprazole/sodium bicarbonate capsule, a version of Schering-Plough’s Zegerid OTC®. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. The case was stayed pending the decision by the Court of Appeals on the prescription product appeal described in the preceding paragraph, and the parties agreed to be bound by such decision for purposes of the OTC product litigation. The case was re-opened on October 3, 2012, and a bench-trial is scheduled for January 26, 2015. We intend to defend this action vigorously.
On December 11, 2007, AstraZeneca Pharmaceuticals, LP, AstraZeneca UK Ltd., IPR Pharmaceuticals, Inc. and Shionogi Seiyaku Kabushiki Kaisha filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges patent infringement because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of 5 mg, 10 mg, 20 mg and 40 mg rosuvastatin calcium tablets. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. On June 29, 2010, the District Court ruled in favor of the plaintiffs, and we appealed the decision to the U.S. Court of Appeals for the Federal Circuit. On December 15, 2010, the District Court granted our motion to dismiss a second case brought by AstraZeneca, which decision was affirmed by the U.S. Court of Appeals for the Federal Circuit on February 9, 2012. On December 14, 2012, the District Court’s decision in the first case was affirmed, and defendants’ petition for panel rehearing and rehearing en banc was denied on February 15, 2013.
On November 14, 2008, Pozen, Inc. filed a lawsuit against us in the U.S. District Court for the Eastern District of Texas. The complaint alleges infringement of U.S. Patent Nos. 6,060,499; 6,586,458; and 7,332,183, because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of 500 mg/85 mg naproxen sodium/sumatriptan succinate oral tablets. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. On April 14, 2011, the Court granted a preliminary injunction to Pozen that prohibits us from launching our generic naproxen/sumatriptan product before the issuance of a final decision in the case. On August 5, 2011, the Court ruled in favor of Pozen and against us on infringement, validity, and enforceability. The U.S. Court of Appeals for the Federal Circuit affirmed the District Court’s ruling on September 28, 2012, and we filed our petition for en banc rehearing on October 31, 2012. We intend to continue pursuing our appeal of this action vigorously.
On April 29, 2009, Pronova BioPharma ASA filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent Nos. 5,502,077 and 5,656,667 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of omega-3-acid ethyl esters oral capsules. On May 29, 2012, the District Court ruled in favor of Pronova in the initial case, and we appealed to the U.S. Court of Appeals for the Federal Circuit on June 25, 2012. We will continue to pursue this appeal vigorously.
On October 4, 2010, UCB Manufacturing, Inc. filed a verified complaint in the Superior Court of New Jersey, Chancery Division, Middlesex, naming us, our development partner Tris Pharma, and Tris Pharma’s head of research and development, Yu- Hsing Tu. The complaint alleges that Tris and Tu misappropriated UCB’s trade secrets and, by their actions, breached contracts and agreements to which UCB, Tris, and Tu were bound. The complaint further alleges unfair competition against Tris, Tu, and us relating to the parties’ manufacture and marketing of generic Tussionex®seeking a judgment of misappropriation and breach, a permanent injunction and disgorgement of profits. On June 2, 2011, the court granted Tris’s motion for summary judgment dismissing UCB’s claims, and UCB appealed. We intend to vigorously defend the lawsuit and any appeal by plaintiffs.
On January 12, 2011, GlaxoSmithKline, LLC filed a lawsuit against our subsidiary, Anchen Pharmaceuticals, in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent No. 5,565,467 for submitting an ANDA with a Paragraph IV certification seeking FDA approval of an oral capsule of 0.5 mg dutasteride and an oral capsule of 0.5/0.4 mg dutasteride/ tamsulosin. The case was dismissed on January 24, 2013 pursuant to a confidential settlement agreement.
On August 10, 2011, Avanir Pharmaceuticals, Inc. et al. filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent Nos. 7,659,282 and RE38,155 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of oral capsules of 20 mg dextromethorphan hydrobromide and 10 mg quinidine sulfate. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. Our case was consolidated with those of other defendants, Actavis, Impax, and Wockhardt. A bench trial is scheduled for September 9, 2013. We intend to defend this action vigorously.
On September 1, 2011, we, along with EDT Pharma Holdings Ltd. (now known as Alkermes Pharma Ireland Limited) (Elan) , filed a complaint against TWi Pharmaceuticals, Inc. of Taiwan in the U.S. District Court for the District of Maryland and another complaint against TWi on September 2, 2011, in the U.S. District Court for the Northern District of Illinois. In both complaints, Elan and we allege infringement of U.S. Patent No. 7,101,576 because TWi filed an ANDA with a Paragraph IV certification seeking FDA approval of a generic version of Megace® ES. Our complaint seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. A bench trial is scheduled for October 7, 2013. We intend to prosecute this infringement case vigorously.
As a result of our October 18, 2011 acquisition from Teva Pharmaceuticals of an ANDA with a Paragraph IV certification seeking FDA approval of cyclobenzaprine extended release capsules 15 mg and 30 mg, we became a defendant in a litigation brought by Cephalon, Inc. then pending against Teva and Mylan Pharmaceuticals in the U.S. District Court for the District of Delaware. In May 2011, the U.S. District Court for the District of Delaware had entered judgment in favor of defendants, invalidating U.S. Patents 7,387,793 and 7,544,372, but entered an injunction. The U.S. Court of Appeals for the Federal Circuit reversed in April 2012, upholding the validity of the patents. On September 18, 2012, the District Court entered a preliminary injunction barring us from launching our generic version until expiration of the patents-in-suit.
On October 28, 2011, Astra Zeneca, Pozen, Inc., and KBI-E Inc., filed a lawsuit against our subsidiary, Anchen Pharmaceuticals, in the U.S. District Court for the District of New Jersey. The complaint alleges infringement of U.S. Patent No. 6,926,907; 6,369,085; 7,411,070; and 7,745 ,466 for submitting an ANDA with a Paragraph IV certification seeking FDA approval of delayed-release oral tablets of 375/20 and 500/20 mg naproxen/esomeprazole magnesium. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. We will continue to defend this action vigorously.
On November 10, 2011, Celgene and Novartis filed a lawsuit against us in the U.S. District Court for the District of New Jersey, and Alkermes plc (formerly Elan) filed a lawsuit against us in the U.S. District Court for the District of Delaware the following day. The complaint in the Delaware case alleged infringement of U.S. Patent Nos. 6,228,398 and 6,730,325 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of 5, 10, 15, 20, 25, 30, and 35 mg dexmethylphenidate hydrochloride extended release capsules. The complaint in the New Jersey case alleges infringement of U.S. Patent Nos. 5,908,850; 6,355,656; 6,528, 530; 5,837,284; 6,635,284; and 7,431,944 because we submitted an ANDA with a Paragraph IV certification seeking FDA approval of 5, 10, 15, 20, 25, 30, 35, and 40 mg dexmethylphenidate extended release capsules. The complaints generally seek (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. We intend to vigorously defend and expeditiously resolve these lawsuits.
On March 28, 2012, Horizon Pharma Inc. and Horizon Pharma USA Inc. filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent No. 8,067,033 for submitting an ANDA with a Paragraph IV certification seeking FDA approval of oral tablets of 26.6/800 mg famotidine/ibuprofen. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. Trial is scheduled for January 27, 2014. We intend to defend this action vigorously.
On April 4, 2012, AR Holding Company, Inc. filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent Nos. 7,619,004; 7,601,758; 7,820,681; 7,915,269; 7,964,647; 7,964,648; 7,981,938; 8,093,296; 8,093,297; and 8,097,655 for submitting an ANDA with a Paragraph IV certification seeking FDA approval of oral tablets of 0.6 mg colchicine. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. A bench trial is scheduled for June 23, 2014. We intend to defend this action vigorously.
On April 10, 2012, Depomed Inc. filed a lawsuit against us in the U.S. District Court for the District of New Jersey. The complaint alleges infringement of U.S. Patent Nos. 6,340,375; 6,488,962; 6,635,280; 6,723,340; 7,438,927; and 7,731,989 for submitting an ANDA with a Paragraph IV certification seeking FDA approval of oral tablets of 300 and 600 mg gabapentin. The case was dismissed on December 17, 2012 pursuant to our conversion of our Paragraph IV certification to a Paragraph III certification.
On June 22, 2012, Pfizer, Inc., Wyeth, LLC et al. filed lawsuits against us in the U.S. District Courts for the District of Delaware and the Central District of California. The complaints allege infringement of U.S. Patent No. 6,673,838 for submitting an ANDA with a Paragraph IV certification seeking FDA approval of O-desmethylvenlafaxine succinate extended release tablets 50 mg and 100 mg. The case was dismissed on September 17, 2012 pursuant to our conversion of our Paragraph IV certification t o a Paragraph III certification.
On August 22, 2012, we were added a defendant to the action pending before the U.S. District Court for the Northern District of California brought by Takeda Pharmaceuticals, originally against Handa Pharmaceuticals. Takeda’s complaints allege infringement of U.S. Patent Nos. 6,462,058; 6,664,276; 6,939,971; 7,285,668; 7,737,282; and 7,790,755 for Handa’s submitting an ANDA with a Paragraph IV certification to the FDA for approval of dexlansoprazole delayed release capsules, 30 mg and 60 mg. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. We assumed the rights to this ANDA and are prosecuting the case vigorously. A bench trial is currently scheduled for June 3, 2013.
On October 25, 2012, Purdue Pharma L.P. and Transcept Pharmaceuticals filed a lawsuit against us in the U.S. District Court for the District of New Jersey. The complaint alleged infringement of U.S. Patent Nos. 8,242,131 and 8,252,809 for submitting an ANDA with a Paragraph IV certification seeking FDA approval of zolpidem tartrate sublingual tablets 1.75 and 3.5 mg. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. We intend to defend this action vigorously.
On October 31, 2012, Acura Pharmaceuticals, Inc. filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleged infringement of U.S. Patent No. 7,510,726 for submitting an ANDA with a Paragraph IV certification seeking FDA approval of oxycodone oral tablets 5 and 7.5 mg. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. We intend to defend this action vigorously.
As a result of our November 2012 acquisition from Watson Pharmaceuticals of an ANDA with a Paragraph IV certification seeking FDA approval of mixed amphetamine salts extended release capsules 5, 10, 15, 20, 25 and 30 mg, we became a defendant in a litigation brought by Shire PLC then pending against Watson in the U.S. District Court for the Southern District of New York. On January 24, 2013, pursuant to a confidential settlement agreement between us and Shire PLC, we were dismissed from the case.
On December 19, 2012, Endo Pharmaceuticals and Grunenthal filed a lawsuit against us in the U.S. District Court for the Southern District of New York. The complaint alleges infringement of U.S. Patent Nos. 7,851,482; 8,114,383; 8,192,722; 8.309, 060; 8,309,122; and 8,329,216 for submitting an ANDA with a Paragraph IV certification to the FDA for approval of oxymorphone hydrochloride extended release tablets 40 mg. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. We intend to defend this action vigorously.
On December 19, 2012, we were substituted for Watson Pharmaceuticals as defendant in litigation then pending in the U.S. District Court for the Northern District of Texas. The action was brought by Galderma USA against Watson for filing an ANDA with a Paragraph IV certification seeking FDA approval of adapalene/benzoyl peroxide topical gel 0.1%/2.5%. The complaint alleges infringement of U.S. Patents 8,071,644; 8,080,537; and 8,129,362 and generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. We intend to defend this action vigorously.
On January 8, 2013, we were substituted for Actavis as defendant in litigation then pending in the U.S. District Court for the District of Delaware. The action was brought by Novartis against Actavis for filing an ANDA with a Paragraph IV certification seeking FDA approval of rivastigmine transdermal extended release film 4.6 and 9.5 mg/24 hr. The complaint alleges infringement of U.S. Patents 5,602,176; 6,316,023; and 6,335,031 and generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. A trial is scheduled for August 29, 2013. We intend to defend this action vigorously.
On January 15, 2013, we were substituted for Actavis as defendant in litigation then pending in the U.S. District Court for the Southern District of New York. The action was brought by Purdue Pharma and Grunenthal against Actavis for filing an ANDA with a Paragraph IV certification seeking FDA approval of oxycodone hydrochloride extended release tablets 10, 15, 20, 30, 40, 60, and 80 mg. The complaint alleges infringement of U.S. Patent No. 8,114,383 and generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. A trial is scheduled for September 23, 2013. We intend to defend this action vigorously.
On January 31, 2013, Merz Pharmaceuticals filed a lawsuit against us in the U.S. District Court for the District of Delaware. The complaint alleges infringement of U.S. Patent Nos. 7,638,552 and 7,816,396 for submitting an ANDA with a Paragraph IV certification to the FDA for approval of glycopyrrolate oral solution. The complaint generally seeks (i) a finding of infringement, validity, and/or enforceability; and (ii) a permanent injunction be entered, terminating at the expiration of the patents-in-suit. We intend to defend this action vigorously.

Industry-Related Matters
Beginning in September 2003, we, along with numerous other pharmaceutical companies, have been named as a defendant in actions brought by the Attorneys General of Illinois, Kansas, Louisiana and Utah, as well as a state law qui tam action brought on behalf of the state of Wisconsin by Peggy Lautenschlager and Bauer & Bach, LLC, alleging generally that the defendants defrauded the state Medicaid systems by purportedly reporting or causing the reporting of AWP and/or “Wholesale Acquisition Costs” that exceeded the actual selling price of the defendants’ prescription drugs. These cases generally seek some combination of actual damages, and/or double damages, treble damages, compensatory damages, statutory damages, civil penalties, disgorgement of excessive profits, restitution, disbursements, counsel fees and costs, litigation expenses, investigative costs, injunctive relief, punitive damages, imposition of a constructive trust, accounting of profits or gains derived through the alleged conduct, expert fees, interest and other relief that the court deems proper. To date, we have settled the lawsuits brought by the states of Alabama, Alaska, Florida, Hawaii, Idaho, Kentucky, Massachusetts, Mississippi, South Carolina, and Texas, as well as the federal qui tam action brought on behalf of the United States by the pharmacy Ven-A-Care of the Florida Keys, Inc. On September 26, 2012, we settled the claims brought by the city of New York, New York Counties and the state of Iowa under respective state law for $23.0 million. On September 21, 2012, we settled the Oklahoma suit for $884 thousand. We accrued $13,917 thousand under the caption “Accrued legal settlements” on our consolidated balance sheet as of December 31, 2012, in connection with the remaining AWP actions. In each of the remaining matters, we have either moved to dismiss the complaints or answered the complaints denying liability. We will continue to defend or explore settlement opportunities in other jurisdictions as we feel are in our best interest under the circumstances presented in those jurisdictions. However, we can give no assurance that we will be able to settle the remaining actions on terms that we deem reasonable, or that such settlements or adverse judgments, if entered, will not exceed the amount of the reserve.
The Attorneys General of Florida, Indiana and Virginia and the United States Office of Personnel Management (the “USOPM”) have issued subpoenas, and the Attorneys General of Michigan, Tennessee, Texas, and Utah have issued civil investigative demands, to us.  The demands generally request documents and information pertaining to allegations that certain of our sales and marketing practices caused pharmacies to substitute ranitidine capsules for ranitidine tablets, fluoxetine tablets for fluoxetine capsules, and two 7.5 mg buspirone tablets for one 15 mg buspirone tablet, under circumstances in which some state Medicaid programs at various times reimbursed the new dosage form at a higher rate than the dosage form being substituted.  We have provided documents in response to these subpoenas to the respective Attorneys General and the USOPM.  The aforementioned subpoenas and civil investigative demands culminated in the federal and state law qui tam action brought on behalf of the United States and several states by Bernard Lisitza.  The complaint was unsealed on August 30, 2011.  The United States intervened in this action on July 8, 2011 and filed a separate complaint on September 9, 2011, alleging claims for violations of the Federal False Claims Act and common law fraud.  The states of Michigan and Indiana have also intervened as to claims arising under their respective state false claims acts, common law fraud, and unjust enrichment. On July 13, 2012, we filed an Answer and Affirmative Defense to Indiana's Amended Complaint. We intend to vigorously defend these lawsuits.
We have also been named a defendant in a putative federal class action brought by the United Food and Commercial Workers Unions and Employers Midwest Health Benefits Fund under the Federal Racketeer Influenced and Corrupt Organizations Act alleging the same general conduct as set forth in the preceding paragraph.  We filed a motion to dismiss the complaint on March 26, 2012, which was granted on July 26, 2012. The plaintiff has appealed the dismissal to the U.S. Court of Appeals for the Seventh Circuit, and we are awaiting the court’s ruling.
Department of Justice Matter
On March 19, 2009, we were served with a subpoena by the Department of Justice requesting documents related to Strativa’s marketing of Megace® ES.  The subpoena indicated that the Department of Justice was investigating promotional practices in the sales and marketing of Megace® ES.  We cooperated with the Department of Justice in this inquiry.  Investigations of this type often result in settlements, including monetary amounts based on an agreed upon percentage of sales of the product at issue in the investigation.  We accrued $46,059 thousand as of December 31, 2012 as management’s best estimate of potential loss related to a global settlement in this matter. Refer to Note 20, “Subsequent Events”.
Declaratory Judgment
On October 14, 2011, we filed a declaratory complaint and a motion for preliminary injunction in the U.S. District Court for the District of Columbia seeking to preserve our First Amendment right to provide truthful information to physicians and other healthcare providers about the FDA-approved, on-label use of Megace® ES. As part of the settlement agreement as set forth in Note 20, “Subsequent Events”, we filed a motion to dismiss the declaratory complaint and motion for preliminary injunction on March 5, 2013.

Other
We are, from time to time, a party to certain other litigations, including product liability litigations.  We believe that these litigations are part of the ordinary course of our business and that their ultimate resolution will not have a material effect on our financial condition, results of operations or liquidity. We intend to defend or, in cases where we are the plaintiff, to prosecute these litigations vigorously.

Discontinued Operations - Related Party Transaction	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations - Related Party Transaction
Discontinued Operations – Related Party Transaction:

In January 2006, we divested FineTech Laboratories, Ltd (“FineTech”), effective December 31, 2005. We transferred the business for no proceeds to Dr. Arie Gutman, president and chief executive officer of FineTech. Dr. Gutman also resigned from our Board of Directors. In 2012, 2011 and 2010 we recorded tax amounts to discontinued operations for interest related to contingent tax liabilities. In addition, in 2010, we recognized a tax benefit of approximately $400 thousand to discontinued operations due to the resolution of certain tax contingencies. In 2011, we recognized a tax benefit of approximately $20,000 thousand to discontinued operations due to a reversal of certain FineTech related contingent tax liabilities. The results of FineTech operations are classified as discontinued for all periods presented because we have no continuing involvement in FineTech.

Segment Information	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Segment Reporting Information, Revenue for Reportable Segment [Abstract]
Segment Information
Segment Information:
We operate in two reportable business segments: generic pharmaceuticals (referred to as “Par Pharmaceutical” or “Par”) and branded pharmaceuticals (referred to as “Strativa Pharmaceuticals” or “Strativa”). Branded products are marketed under brand names through marketing programs that are designed to generate physician and consumer loyalty. Branded products generally are patent protected, which provides a period of market exclusivity during which they are sold with little or no direct competition. Generic pharmaceutical products are the chemical and therapeutic equivalents of corresponding brand drugs. The Drug Price Competition and Patent Term Restoration Act of 1984 provides that generic drugs may enter the market upon the approval of an ANDA and the expiration, invalidation or circumvention of any patents on corresponding brand drugs, or the expiration of any other market exclusivity periods related to the brand drugs. Our chief operating decision maker is our Chief Executive Officer.

Our business segments were determined based on management’s reporting and decision-making requirements in accordance with FASB ASC 280-10, "Segment Reporting". We believe that our generic products represent a single operating segment because the demand for these products is mainly driven by consumers seeking a lower cost alternative to brand name drugs. Par’s generic drugs are developed using similar methodologies, for the same purpose (e.g., seeking bioequivalence with a brand name drug nearing the end of its market exclusivity period for any reason discussed above). Par’s generic products are produced using similar processes and standards mandated by the FDA, and Par’s generic products are sold to similar customers. Based on the similar economic characteristics, production processes and customers of Par’s generic products, management has determined that Par’s generic pharmaceuticals are a single reportable business segment. Our chief operating decision maker does not review the Par (generic) or Strativa (brand) segments in any more granularity, such as at the therapeutic or other classes or categories. Certain of our expenses, such as the direct sales force and other sales and marketing expenses and specific research and development expenses, are charged directly to either of the two segments. Other expenses, such as general and administrative expenses and non-specific research and development expenses are allocated between the two segments based on assumptions determined by management.
Our chief operating decision maker does not review our assets or depreciation by business segment at this time as they are not material to Strativa. Therefore, such allocations by segment are not provided.

The financial data for the two business segments are as follows ($ amounts in thousands):

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
	(Successor)	(Predecessor)	(Successor)	(Predecessor)
Revenues:
Par Pharmaceutical	$215,115	$273,109	$487,917	$524,276
Strativa	18,554	21,224	35,948	41,529
Total revenues	$233,669	$294,333	$523,865	$565,805

Gross margin:
Par Pharmaceutical	$46,301	$127,121	$105,996	$209,571
Strativa	12,599	16,033	24,348	31,429
Total gross margin	$58,900	$143,154	$130,344	$241,000

Operating (loss) income:
Par Pharmaceutical	$(10,341)	$81,408	$(817)	$105,456
Strativa	2,842	1,363	1,927	(43,898)
Total operating (loss) income	$(7,499)	$82,771	$1,110	$61,558
Interest income	20	140	56	276
Interest expense	(23,612)	(3,069)	(47,648)	(6,163)
Loss on debt extinguishment	—	—	(7,335)	—
(Benefit) provision for income taxes	(9,300)	28,565	(17,280)	33,117
Net (loss) income	$(21,791)	$51,277	$(36,537)	$22,554

Total revenues of our top selling products were as follows ($ amounts in thousands):

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
Product	(Successor)	(Predecessor)	(Successor)	(Predecessor)
Par Pharmaceutical
Budesonide (Entocort® EC)	$45,027	$33,513	$95,430	$71,497
Propafenone (Rythmol SR®)	17,337	17,888	34,496	36,980
Metoprolol succinate ER (Toprol-XL®)	13,527	48,953	32,929	110,718
Bupropion ER (Wellbutrin®)	11,565	12,010	19,817	23,364
Lamotrigine (Lamictal XR®)	10,535	—	30,646	—
Other (1)	108,928	153,950	259,625	269,528
Other product related revenues (2)	8,196	6,795	14,974	12,189
Total Par Pharmaceutical Revenues	$215,115	$273,109	$487,917	$524,276

Strativa
Megace® ES	$11,018	$14,212	$21,553	$26,390
Nascobal® Nasal Spray	6,801	5,380	13,003	11,312
Other	(236)	(109)	(479)	131
Other product related revenues (2)	971	1,741	1,871	3,696
Total Strativa Revenues	$18,554	$21,224	$35,948	$41,529

(1)
The further detailing of revenues of the other approximately 50 generic drugs was not considered significant to the overall disclosure due to the lower volume of revenues associated with each of these generic products. No single product in the other category was significant to total generic revenues for the six-month periods ended June 30, 2013 and 2012.

(2)	Other product related revenues represents licensing and royalty related revenues from profit sharing agreements.

Segment Information:

We operate in two reportable business segments: generic pharmaceuticals (referred to as “Par Pharmaceutical” or “Par”) and branded pharmaceuticals (referred to as “Strativa Pharmaceuticals” or “Strativa”). Branded products are marketed under brand names through marketing programs that are designed to generate physician and consumer loyalty. Branded products generally are patent protected, which provides a period of market exclusivity during which they are sold with little or no direct competition. Generic pharmaceutical products are the chemical and therapeutic equivalents of corresponding brand drugs. The Drug Price Competition and Patent Term Restoration Act of 1984 provides that generic drugs may enter the market upon the approval of an ANDA and the expiration, invalidation or circumvention of any patents on corresponding brand drugs, or the expiration of any other market exclusivity periods related to the brand drugs. Our chief operating decision maker is our Chief Executive Officer.

Our business segments were determined based on management’s reporting and decision-making requirements in accordance with FASB ASC 280-10 Segment Reporting. We believe that our generic products represent a single operating segment because the demand for these products is mainly driven by consumers seeking a lower cost alternative to brand name drugs. Par’s generic drugs are developed using similar methodologies, for the same purpose (e.g., seeking bioequivalence with a brand name drug nearing the end of its market exclusivity period for any reason discussed above). Par’s generic products are produced using similar processes and standards mandated by the FDA, and Par’s generic products are sold to similar customers. Based on the similar economic characteristics, production processes and customers of Par’s generic products, management has determined that Par’s generic pharmaceuticals are a single reportable business segment. Our chief operating decision maker does not review the Par (generic) or Strativa (brand) segments in any more granularity, such as at the therapeutic or other classes or categories. Certain of our expenses, such as the direct sales force and other sales and marketing expenses and specific research and development expenses, are charged directly to either of the two segments. Other expenses, such as general and administrative expenses and non-specific research and development expenses are allocated between the two segments based on assumptions determined by management.
Our chief operating decision maker does not review our assets, depreciation or amortization by business segment at this time as they are not material to Strativa. Therefore, such allocations by segment are not provided.

The financial data for the two business segments are as follows ($ amounts in thousands):

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Revenues:
Par Pharmaceutical	$227,312	$743,360	$834,592	$916,930
Strativa	18,827	60,508	91,546	91,944
Total revenues	$246,139	$803,868	$926,138	$1,008,874

Gross margin:
Par Pharmaceutical	33,776	296,338	320,313	305,716
Strativa	11,669	46,012	66,431	67,815
Total gross margin	$45,445	$342,350	$386,744	$373,531

Operating (loss) income:
Par Pharmaceutical	(25,938)	116,591	(10,973)	169,882
Strativa	(3,825)	(57,151)	(39,620)	(36,961)
Total operating (loss) income	($29,763)	$59,440	($50,593)	$132,921
Gain (loss) on marketable securities and other investments, net	—	—	237	3,459
Gain on bargain purchase	5,500	—	—	—
Interest income	50	424	736	1,257
Interest expense	(25,985)	(9,159)	(2,676)	(2,905)
(Benefit) provision for income taxes	(17,682)	29,447	(5,996)	41,980
(Loss) income from continuing operations	($32,516)	$21,258	($46,300)	$92,752

Total revenues of our top selling products were as follows ($ amounts in thousands):

	For the Period		For the Year Ended
Product	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Par Pharmaceutical
Budesonide (Entocort® EC)	$36,710	$103,762	$70,016	$0
Metoprolol succinate ER (Toprol-XL®)	31,287	154,216	250,995	473,206
Propafenone (Rythmol SR®)	19,623	53,825	69,835	—
Chlorpheniramine/Hydrocodone (Tussionex®)	17,403	30,706	39,481	17,479
Modafinil (Provigil®)	16,956	88,831	—	—
Other (1)	97,182	293,434	374,288	410,002
Other product related revenues (2)	8,151	18,586	29,977	16,243
Total Par Pharmaceutical Revenues	$227,312	$743,360	$834,592	$916,930

Strativa
Megace® ES	$10,910	$38,322	$58,172	$60,879
Nascobal® Nasal Spray	7,138	17,571	21,399	17,715
Other	130	130	3,309	1,350
Other product related revenues (2)	649	4,485	8,666	12,000
Total Strativa Revenues	$18,827	$60,508	$91,546	$91,944

(1)
The further detailing of revenues of the other approximately 50 generic drugs was not considered significant to the overall disclosure due to the lower volume of revenues associated with each of these generic products. No single product in the other category is in excess of 5% of total generic revenues for the period from September 29, 2012 to December 31, 2012 (Successor) or for the period from January 1, 2012 to September 28, 2012 (Predecessor).

(2)	Other product related revenues represents licensing and royalty related revenues from profit sharing agreements.

Restructuring Costs	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Restructuring Costs [Abstract]
Restructuring Costs
Strativa Restructuring:
In January 2013, we initiated a restructuring of Strativa, our branded pharmaceuticals division, in anticipation of entering into a settlement agreement and corporate integrity agreement that terminated the U.S Department of Justice’s ongoing investigation of Strativa’s marketing of Megace® ES.  We reduced our Strativa workforce by approximately 70 people, with the majority of the reductions in the sales force.  The remaining Strativa sales force has been reorganized into a single sales team of approximately 60 professionals that focus their marketing efforts principally on Nascobal® Nasal Spray.  In connection with these actions, we incurred expenses for severance and other employee-related costs as well as the termination of certain contracts. The remaining liabilities at June 30, 2013 were included with accrued expenses and other current liabilities on the condensed consolidated balance sheet.
($ amounts in thousands)

Restructuring Activities	Initial Charge	Cash Payments	Non-Cash Charge Related to Inventory and/or Intangible Assets	Reversals, Reclass or Transfers	Liabilities at June 30, 2013
Severance and employee benefits to be paid in cash	$1,413	$(906)	$—	$(4)	$503
Asset impairments and other	403	—	(403)	—	—
Total restructuring costs line item	$1,816	$(906)	$(403)	$(4)	$503

Restructuring Costs:
In June 2011, we announced our plans to resize Strativa Pharmaceuticals, our branded products division, as part of a strategic assessment. We reduced our Strativa workforce by approximately 90 people. The remaining Strativa sales force focus their marketing efforts on Megace® ES and Nascobal® Nasal Spray. In connection with these actions, we incurred expenses for severance and other employee-related costs. The intangible assets related to products no longer a priority for our remaining Strativa sales force were fully impaired by these actions. We also had non-cash inventory write downs for product and samples associated with the products no longer a priority for our remaining Strativa sales force. Inventory write downs were classified as cost of goods sold on the consolidated statements of operations for the year ended December 31, 2011. In July 2011, Strativa returned the U.S. commercialization rights of Zuplenz® to MonoSol, as part of the resizing of Strativa. In September 2011, Strativa executed a termination agreement with BioAlliance returning all Oravig® rights and obligations to BioAlliance.
The following table summarizes the activity for 2011 and the remaining related restructuring liabilities balance (included in accrued expenses and other current liabilities on the consolidated balance sheet) as of December 31, 2011 ($ amounts in thousands):

Restructuring Activities	Initial Charge	Cash Payments	Non-Cash Charge Related to Inventory and/or Intangible Assets	Reversals, Reclass or Transfers	Liabilities at December 31, 2011
Intangible asset impairments	$24,226	$—	($24,226)	$—	$—
Severance and employee benefits to be paid in cash	1,556	(1,556)	—	—	—
Sample inventory write-down and other	1,204	—	(1,204)	—	—
Total restructuring costs line item	$26,986	($1,556)	($25,430)	$—	$—
Commercial inventory write-down classified as cost of goods sold	674	—	(674)	—	—
Total	$27,660	($1,556)	($26,104)	$—	$—

The total charge was related to the Strativa segment. The charges related to this plan to reduce the size of the Strativa business are reflected on the consolidated statements of operations for the year ended December 31, 2011.

Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events:

Subsequent events have been considered through March 20, 2013, and reconsidered through August 14, 2013, the date the Consolidated Financial Statements were issued and reissued, respectively.

Strativa Restructuring
In January 2013, we initiated a restructuring of Strativa, our branded pharmaceuticals division, in anticipation of entering into a settlement agreement and corporate integrity agreement that terminated the U.S Department of Justice’s ongoing investigation of Strativa’s marketing of Megace® ES.  We reduced our Strativa workforce by approximately 70 people, with the majority of the reductions in the sales force.  The remaining Strativa sales force has been reorganized into a single sales team of approximately 60 professionals who will focus their marketing efforts principally on Nascobal® Nasal Spray.  In connection with these actions, we incurred expenses for severance and other employee-related costs as well as the termination of certain contracts.
On March 5, 2013, we entered into a settlement agreement with the U.S. Department of Justice that terminates the Department’s ongoing investigation into Strativa’s marketing of Megace® ES.  The settlement agreement provides for a payment by the Company of a sum total of $45 million (plus interest and fees) and includes a plea agreement with the New Jersey Criminal Division of the Department of Justice in which the Company admitted to a single count of misdemeanor misbranding, a civil settlement with the United States Department of Justice, a state settlement encompassing forty nine states (one state declined to participate due to the small amount of its potential recovery), and a release from each of these entities in favor of the Company relating to the practices at issue in the investigation.

Additionally, the Company entered into a Corporate Integrity Agreement (“CIA”) with the Office of the Inspector General of the United States Department of Health and Human Services (“OIG”).  In exchange for agreeing to enter into the CIA, we received assurance that the OIG will not exercise its ability to permissively exclude the Company from doing business with the Federal government.  The CIA includes such requirements as enhanced training time, enhanced monitoring of certain functions, and annual reports to the OIG through an independent review organization.  Activities that are traditionally covered by a CIA that are currently dormant at the Company will not trigger additional obligations or cost unless and until we decide to engage in those activities.  Although our compliance activities will increase under the CIA, we believe the terms to be reasonable and not unduly burdensome.

Refinancing of the Term Loan Facility
On February 6, 2013, the Company, Par Pharmaceutical, Inc., as co-borrower, Sky Growth Intermediate Holdings II Corporation (“Intermediate Holdings”), the subsidiary guarantor party thereto, Bank of America, as administrative agent, and the lenders and other parties thereto modified the Term Loan Facility (as amended, the “New Term Loan Facility”) by entering into Amendment No. 1 (“Amendment No. 1”) to the Credit Agreement.
Amendment No. 1 replaces the existing term loans with a new class of term loans in an aggregate principal amount of $1,066.0 million (the “New Term Loans”). Borrowings under the New Term Loan Facility bear interest at a rate per annum equal to an applicable margin plus, at the Company’s option, either LIBOR (which is subject to a 1.00% floor) or the base rate. The applicable margin for borrowings under the New Term Loans is 3.25% for LIBOR borrowings and 2.25% for base rate borrowings. Amendment No. 1 provides for a soft call option applicable to the New Term Loans. The soft call option provides for a premium equal to 1.00% of the amount of the outstanding principal if, on or prior to August 6, 2013, the Company enters into certain repricing transactions. The other terms applicable to the New Term Loans will have substantially the same terms as the existing term loans.
In connection with the transactions described herein, the Company paid a 1.00% soft call premium in an aggregate amount of approximately $10.5 million on the existing term loans in February 2013.
Repricing of the Revolving Facility
The Company and Par Pharmaceutical, Inc., as co-borrower, Intermediate Holdings, the subsidiary guarantor party thereto, Bank of America, as administrative agent, and the lenders and other parties thereto modified the Revolving Credit Facility by entering into Amendment No. 2 (“Amendment No. 2”), dated February 22, 2013, and Amendment No. 3 (“Amendment No. 3” and, together with Amendment No. 2, the “Revolver Amendments”), dated February 28, 2013, to the Credit Agreement.
The Revolver Amendments extend the scheduled maturity of the revolving credit commitments of certain existing lenders (the “Extending Lenders”) who have elected to do so, such extension to be effected by converting such amount of the existing revolving credit commitments of the Extending Lenders into a new tranche of revolving credit commitments (the “Extended Revolving Facility”). The Revolver Amendments also set forth the interest rate payable on borrowings outstanding under the Extended Revolving Facility, as described below. The aggregate commitments under the Extended Revolving Facility are $127.5 million and the aggregate commitments under the non-extended portion of the Revolving Facility are $22.5 million.
Borrowings under the Extended Revolving Facility bear interest at a rate per annum equal to an applicable margin plus, at the Company’s option, either LIBOR or the base rate. The initial applicable margin for borrowings under the Extended Revolving Facility is 3.25% for LIBOR borrowings and 2.25% for base rate borrowings. The applicable margin for borrowings under the Extended Revolving Facility is subject to a single 0.25% step-down, based on achievement of a senior secured net leverage level by the Company at the end of each fiscal quarter. The Extended Revolving Facility will mature on December 28, 2017. Borrowings and repayments of loans under the Extended Revolving Facility and the non-extended portion of the Revolving Facility may be made on a non-pro rata basis with one another, and the commitments under the non-extended portion of the Revolving Facility may be terminated prior to the commitments under the Extended Revolving Credit Facility. The other terms applicable to the Extended Revolving Credit Facility are substantially identical to those of the Revolving Credit Facility.

Unaudited Selected Quarterly Financial Data	12 Months Ended
Dec. 31, 2012
Quarterly Financial Data [Abstract]
Unaudited Selected Quarterly Financial Data
Unaudited Selected Quarterly Financial Data:

Unaudited selected quarterly financial data for 2012 and 2011 are summarized below ($ amounts in thousands):

			Third Quarter
(in thousands) Fiscal 2012	First Quarter	Second Quarter	July 1, 2012 to September 28, 2012	September 29, 2012 to September 30, 2012	Fourth Quarter
	(Predecessor)	(Predecessor)	(Predecessor)	(Successor)	(Successor)
Total revenues	$271,472	$294,333	$238,063	$10,689	$235,450
Gross margin	97,846	143,154	101,350	3,627	41,818
Total operating expenses	119,059	60,383	103,468	288	74,920
Operating (loss) income	(21,213)	82,771	(2,118)	3,339	(33,102)
(Loss) income from continuing operations	($28,696)	$51,305	($1,351)	$1,588	($34,104)
(Loss) income from discontinued operations	(27)	(28)	(28)	—	(29)
Net (loss) income	($28,723)	$51,277	($1,379)	$1,588	($34,133)

Fiscal 2011	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Predecessor)	(Predecessor)	(Predecessor)	(Predecessor)
Total revenues	$232,952	$224,188	$215,357	$253,641
Gross margin	109,652	99,026	85,104	92,962
Total operating expenses	248,215	81,219	45,372	62,656
Operating income	(138,563)	17,807	39,732	30,431
(Loss) income from continuing operations	($108,844)	$9,180	$22,055	$31,309
(Loss) income from discontinued operations	(127)	(127)	(127)	20,536
Net (loss) income	($108,971)	$9,053	$21,928	$51,845

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Principles of Consolidation
Principles of Consolidation:
The consolidated financial statements include the accounts of the Company with certain items pushed down from Holdings, principally share-based compensation. Holdings and its wholly owned subsidiaries includes Par Pharmaceutical Companies, Inc. and Par Pharmaceutical, Inc. where the operations of the Company are conducted and which are the obligators under the Senior Credit Facilities and the 7.375% Senior Notes (refer to Note 13, Debt). All intercompany transactions are eliminated in consolidation.

Basis of Financial Statement Presentation
Basis of Financial Statement Presentation:
Our accounting and reporting policies conform to the accounting principles generally accepted in the United States of America (U.S. GAAP). The Financial Accounting Standards Board (“FASB”) codified all the accounting standards and principles in the Accounting Standards Codification (“ASC”) as the single source of U.S. GAAP recognized by the FASB to be applied by nongovernmental entities in preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the Securities and Exchange Commission (the “SEC”) under federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All content within the ASC carries the same level of authority.
As a result of the Merger, a new basis of accounting was established as of September 29, 2012. The consolidated financial statements and notes differentiate the financial position as of December 31, 2012 and the results of operations and cash flows for the period from September 29, 2012 to December 31, 2012 denoting the new basis of accounting as “Successor” in such statements, with a black line separating that information from the financial position as of December 31, 2011 and the results of operations and cash flows for the period from January 1, 2012 to September 28, 2012 and the years ended December 31, 2011 and December 31, 2010 which is identified as “Predecessor” in such statements and which reflects the basis of accounting prior to the Merger. For additional information on the effects of the Merger, including a discussion of the Company’s accounting for the Merger, refer to Note 2, “Sky Growth Merger”.

Use of Estimates
Use of Estimates:
The consolidated financial statements include certain amounts that are based on management’s best estimates and judgments. Estimates are used in determining such items as provisions for sales returns, rebates and incentives, chargebacks, and other sales allowances, depreciable/amortizable lives, asset impairments, excess inventory, valuation allowance on deferred taxes, purchase price allocations and amounts recorded for contingencies and accruals. Because of the uncertainties inherent in such estimates, actual results may differ from these estimates. Management periodically evaluates estimates used in the preparation of the consolidated financial statements for continued reasonableness.

Use of Forecasted Financial Information in Accounting Estimates
Use of Forecasted Financial Information in Accounting Estimates:
The use of forecasted financial information is inherent in many of our accounting estimates, including but not limited to, determining the estimated fair value of goodwill and intangible assets, matching intangible amortization to underlying benefits (e.g. sales and cash inflows), establishing and evaluating inventory reserves, and evaluating the need for valuation allowances for deferred tax assets. Such forecasted financial information is comprised of numerous assumptions regarding our future revenues, cash flows, and operational results. Management believes that its financial forecasts are reasonable and appropriate based upon current facts and circumstances. Because of the inherent nature of forecasts, however, actual results may differ from these forecasts. Management regularly reviews the information related to these forecasts and adjusts the carrying amounts of the applicable assets prospectively, if and when actual results differ from previous estimates.

Cash and Cash Equivalents
Cash and Cash Equivalents:
We consider all highly liquid money market instruments with an original maturity of three months or less when purchased to be cash equivalents. These amounts are stated at cost, which approximates fair value. At December 31, 2012, cash equivalents were held in a number of money market funds and consisted of immediately available fund balances. We maintain our cash deposits and cash equivalents with well-known and stable financial institutions. At December 31, 2012, our cash and cash equivalents were invested primarily in AAA-rated money market funds, which hold high-grade corporate securities or invested in government and/or government agency securities. We have not experienced any losses on our deposits of cash and cash equivalents to date.
Our primary source of liquidity is cash received from customers. In the period from September 29, 2012 to December 31, 2012 (Successor), we collected $258 million with respect to net product sales. In the period from January 1, 2012 to September 28, 2012 (Predecessor), we collected $854 million with respect to net product sales. We collected $941 million in 2011 (Predecessor) and $1,098 million in 2010 (Predecessor) with respect to net product sales. Our primary use of liquidity includes funding of, general operating expenses, normal course payables due to distribution agreement partners, capital expenditures, business development and product acquisition activities, and corporate acquisitions. In addition to these normal course activities, our significant cash outflows included funds distributed in connection with the Merger of $1,908,725 thousand for the cash paid for equity and the acquisition of products from Watson and Actavis in connection with their merger for $110,000 thousand in the period from September 29, 2012 to December 31, 2012 (Successor).
The ability to monetize our current product portfolio, our product pipeline, and future product acquisitions and generate sufficient operating cash flows that along with existing cash, cash equivalents and available for sale securities will allow us to meet our financial obligations over the foreseeable future. The timing of our future financial obligations and the introduction of products in the pipeline as well as future product acquisitions may require additional debt and/or equity financing; there can be no assurances that we will be able to obtain any such additional financing when needed or on acceptable or favorable terms.

Concentration of Credit Risk
Concentration of Credit Risk:
Financial instruments that potentially subject us to credit risk consist of trade receivables. We market our products primarily to wholesalers, drug store chains, supermarket chains, mass merchandisers, distributors, mail order accounts and drug distributors. We believe the risk associated with this concentration is somewhat limited due to the number of customers and their geographic dispersion and our performance of certain credit evaluation procedures (see Note 8 − “Accounts Receivable - Major Customers”).

Investments in Debt and Marketable Equity Securities
Investments in Debt and Marketable Equity Securities:
We determine the appropriate classification of all debt and marketable equity securities as held-to-maturity, available-for-sale or trading at the time of purchase, and re-evaluate such classification as of each balance sheet date in accordance with FASB ASC 320. Investments in equity securities that have readily determinable fair values are classified and accounted for as available for sale. We assess whether temporary or other-than-temporary unrealized losses on our marketable securities have occurred due to declines in fair value or other market conditions based on the extent and duration of the decline, as well as other factors. Because we have determined that all of our debt and marketable equity securities are available for sale, unrealized gains and losses are reported as a component of accumulated other comprehensive income (loss) in stockholders’ equity. Any other-than-temporary unrealized losses would be recorded in the consolidated statement of operations.

Inventories
Inventories:
Inventories are typically stated at the lower of cost (first‑in, first‑out basis) or market value. As detailed in Note 2, “Sky Growth Merger”, a fair value adjustment of $28,100 thousand increased inventories to market value at September 28, 2012, which was greater than cost. A portion of the fair value adjustment was expensed ratably as part of cost of goods sold on the consolidated statements of operations in the period from September 29, 2012 to December 31, 2012 (Successor). As of December 31, 2012, $6,557 thousand of this fair value adjustment remained on the consolidated balance sheet. The remaining balance was expensed in the first quarter of 2013. We establish reserves for our inventory to reflect situations in which the cost of the inventory is not expected to be recovered. In evaluating whether inventory is stated at the lower of cost or market, management considers such factors as the amount of inventory on hand, estimated time required to sell such inventory, remaining shelf life, remaining contractual terms of any supply and distribution agreements including authorized generic agreements, and current expected market conditions, including level of competition. Such evaluations utilize forecasted financial information. We record provisions for inventory to cost of goods sold.

Property, Plant and Equipment
Property, Plant and Equipment:
As detailed in Note 2, “Sky Growth Merger”, property, plant and equipment was increased to its fair value in the allocation of purchase price as of September 28, 2012. The revised carrying values of the property, plant and equipment are depreciated over their remaining useful lives. The costs of repairs and maintenance are expensed when incurred, while expenditures for refurbishments and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized.

Depreciation and Amortization
Depreciation and Amortization:
Property, plant and equipment are depreciated on a straight‑line basis over their estimated useful lives. Leasehold improvements are amortized over the shorter of their estimated useful life or the term of the lease. The following is the estimated useful life for each applicable asset group:

Buildings	10 to 40 years
Machinery and equipment	3 to 15 years
Office equipment, furniture and fixtures	3 to 7 years
Computer software and hardware	3 to 7 years

Impairment of Long-lived Assets
Impairment of Long-lived Assets:
We evaluate long-lived assets, including intangible assets with definite lives, for impairment periodically or whenever events or other changes in circumstances indicate that the carrying value of an asset may no longer be recoverable. If such circumstances are determined to exist, projected undiscounted future cash flows to be generated by the long-lived asset or the appropriate grouping of assets, is compared to the carrying value to determine whether impairment exists at its lowest level of identifiable cash flows. If impairment is identified, a loss is recorded equal to the excess of the asset’s net book value over its fair value, and the cost basis is adjusted. Our judgments related to the expected useful lives of long-lived assets and our ability to realize undiscounted cash flows in excess of the carrying amounts of such assets are affected by factors such as ongoing maintenance and improvements of the assets, changes in economic conditions, our ability to successfully launch products, and changes in operating performance. In addition, we regularly evaluate our other assets and may accelerate depreciation over the revised useful life if the asset has limited future value.

Costs of Computer Software
Costs of Computer Software:
We capitalize certain costs associated with computer software developed or obtained for internal use in accordance with the provisions of FASB ASC 350-40. We capitalize those costs from the acquisition of external materials and services associated with developing or obtaining internal use computer software. We capitalize certain payroll costs for employees that are directly associated with internal use computer software projects once specific criteria of FASB ASC 350-40 are met. Those costs that are associated with preliminary stage activities, training, maintenance, and all other post-implementation stage activities are expensed as they are incurred. All costs capitalized in connection with internal use computer software projects are amortized on a straight-line basis over a useful life of three to seven years, beginning when the software is ready for its intended use.

Research and Development Agreements
Research and Development Agreements:
Research and development costs are expensed as incurred. These expenses include the costs of our internal product development efforts, acquired in-process research and development, as well as costs incurred in connection with our third party collaboration efforts. Milestone payments made under contract research and development arrangements or product licensing arrangements prior to regulatory approval of the associated product are expensed when the milestone is achieved. Once the product receives regulatory approval we record any subsequent milestone payments as intangible assets. We make the determination to capitalize or expense amounts related to the development of new products and technologies through agreements with third parties based on our ability to recover our cost in a reasonable period of time from the estimated future cash flows anticipated to be generated pursuant to each agreement. Market (including competition), regulatory and legal factors, among other things, may affect the realizability of the projected cash flows that an agreement was initially expected to generate. We regularly monitor these factors and subject all capitalized costs to periodic impairment testing.

Costs for Patent Litigation and Legal Proceedings	Costs for Patent Litigation and Legal Proceedings: Costs for patent litigation or other legal proceedings are expensed as incurred and included in selling, general and administrative expenses.
Goodwill and Intangible Assets
Goodwill and Intangible Assets:
We determine the estimated fair values of goodwill and intangible assets with definite and/or indefinite lives based on valuations performed at the time of their acquisition in accordance with FASB ASC 350. Such valuations utilize forecasted financial information. In addition, certain amounts paid to third parties related to the development of new products and technologies, as described above, are capitalized and included in intangible assets on the accompanying consolidated balance sheets.

Goodwill is tested for impairment annually using a two-step process. The first step is to identify a potential impairment, and the second step measures the amount of the impairment loss, if any. Goodwill is impaired if the carrying amount of a reporting unit’s goodwill exceeds its estimated fair value. As of October 1, 2012, Par performed its annual goodwill impairment assessment noting no impairment. No changes in business or other factors are known as of the December 31, 2012 balance sheet date that would necessitate an evaluation for impairment.

Definite lived intangibles are amortized on an accelerated or straight-line basis over their estimated useful life. This determination is made based on the specific asset and the timing of recoverability from expected future cash flows.

We review the carrying value of our long-term assets for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets.

As discussed above with respect to determining an asset’s fair value and useful life, because this process involves management making certain estimates and because these estimates form the basis of the determination of whether or not an impairment charge should be recorded, these estimates are considered to be critical accounting estimates. We will continue to assess the carrying value of our goodwill and intangible assets in accordance with applicable accounting guidance.

Income Taxes
Income Taxes:
We account for income taxes in accordance with FASB ASC 740. Deferred taxes are provided using the asset and liability method, whereby deferred income taxes result from temporary differences between the reported amounts in the financial statements and the tax basis of assets and liabilities, as measured by presently enacted tax rates. We establish valuation allowances against deferred tax assets when it is more likely than not that the realization of those deferred tax assets will not occur. In establishing valuation allowances, management makes estimates such as projecting future taxable income. Such estimates utilize forecasted financial information.

FASB ASC 740-10 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement attribute for financial statement recognition, measurement and disclosure of tax positions that a company has taken or expects to be taken in a tax return. Additionally, FASB ASC 740-10 provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods and transition. See Note 15, “Income Taxes”.

Revenue Recognition and Accounts Receivable Reserves and Allowances
Revenue Recognition and Accounts Receivable Reserves and Allowances:
We recognize revenues for product sales when title and risk of loss transfer to our customers, when reliable estimates of rebates, chargebacks, returns and other adjustments can be made, and collectability is reasonably assured. Included in our recognition of revenues are estimated provisions for sales allowances, the most significant of which include rebates, chargebacks, product returns, and other sales allowances, recorded as reductions to gross revenues, with corresponding adjustments to the accounts receivable reserves and allowances (see Note 5 – “Accounts Receivable”). In addition, we record estimates for rebates paid under federal and state government Medicaid drug reimbursement programs as reductions to gross revenues, with corresponding adjustments to accrued liabilities. We have the experience and access to relevant information that we believe are necessary to reasonably estimate the amounts of such deductions from gross revenues. Some of the assumptions we use for certain of our estimates are based on information received from third parties, such as customers’ inventories at a particular point in time and market data, or other market factors beyond our control. The estimates that are most critical to our establishment of these reserves, and therefore would have the largest impact if these estimates were not accurate, are our estimates of non-contract sales volumes, average contract pricing, customer inventories, processing time lags, and return volumes. We regularly review the information related to these estimates and adjust our reserves accordingly, if and when actual experience differs from previous estimates.

Distribution Costs
Distribution Costs:
We record distribution costs related to shipping product to our customers, primarily through the use of common carriers or external distribution services, in selling, general and administrative expenses. Distribution costs for the period from September 29, 2012 to December 31, 2012 (Successor) were approximately $1.0 million. Distribution costs for the period from January 1, 2012 to September 28, 2012 (Predecessor) were approximately $2.3 million. Distribution costs were approximately $2.5 million for 2011 (Predecessor) and $2.5 million for 2010 (Predecessor).

Fair Value Of Financial Instruments
Fair Value of Financial Instruments:
The carrying amounts of our cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate fair values based upon the relatively short-term nature of these financial instruments.

Concentration of Suppliers of Distributed Products and Internally Manufactured Products
Concentration of Suppliers of Distributed Products and Internally Manufactured Products:
We have entered into a number of license and distribution agreements pursuant to which we distribute generic pharmaceutical products and brand products developed and/or supplied to us by certain third parties. We have also entered into contract manufacturing agreements for third-parties to manufacture some of our own generic products for us. For the period from September 29, 2012 to December 31, 2012 (Successor) and for the period from January 1, 2012 to September 28, 2012 (Predecessor), a significant percentage of our total net product sales were generated from such contract-manufactured and/or licensed products. We cannot provide assurance that the efforts of our contractual partners will continue to be successful, that we will be able to renew such agreements or that we will be able to enter into new agreements in the future. Any alteration to or termination of our current material license and distribution agreements, our failure to enter into new and similar agreements, or the interruption of the supply of our products under such agreements or under our contract manufacturing agreements, could have a material adverse effect on our business, condition (financial and other), prospects or results of operations.

We produce substantially all of our internally manufactured products at our manufacturing facilities in New York and in California as of December 31, 2012. A significant disruption at those facilities, even on a short-term basis, could impair our ability to produce and ship products to the market on a timely basis, which could have a material adverse effect on our business, financial position and results of operations.

Segments
Segments:
FASB ASC 280-10 codifies the standards for reporting of financial information about operating segments in annual financial statements. Management considers our business to be in two reportable business segments, generic and brand pharmaceuticals. Refer to Note 18 – “Segment Information”.

Contingencies and Legal Fees
Contingencies and Legal Fees:
We are subject to various patent litigations, product liability litigations, government investigations and other legal proceedings in the ordinary course of business. Legal fees and other expenses related to litigation are expensed as incurred and included in selling, general and administrative expenses. Contingent accruals are recorded when we determine that a loss is both probable and reasonably estimable. Due to the fact that legal proceedings and other contingencies are inherently unpredictable, our assessments involve significant judgment regarding future events.

Debt Issuance Costs
Debt Issuance Costs:
We capitalize direct costs incurred with obtaining debt financing, which are included in other assets on the consolidated balance sheet. Debt issuance costs are amortized to interest expense over the term of the underlying debt using the effective interest method. We recognized amortized debt issuance costs of $2,829 thousand for the period September 29, 2012 to December 31, 2012 (Successor), and $1,876 thousand for the period January 1, 2012 to September 28, 2012 (Predecessor), $1,400 thousand in the year ended December 31, 2011 (Predecessor), and $304 thousand in the year ended December 31, 2010 (Predecessor).

Recent Accounting Pronouncements
Recent Accounting Pronouncements:
The FASB has issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. This amendment of the Codification allows an entity the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In both choices, an entity is required to present each component of net income along with total net income, each component of other comprehensive income along with a total for other comprehensive income, and a total amount for comprehensive income. This ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity. The amendments to the Codification in this ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. This ASU must be applied retrospectively. The amendments to the Codification in this ASU were effective for us for fiscal years and interim periods within those years, beginning after December 15, 2011. The Company has presented the components of net income and the components of other comprehensive income in two separate but consecutive statements.
The FASB has issued ASU 2011-08, Intangibles—Goodwill and Other (Topic 350): Testing Goodwill for Impairment. This amendment of Codification will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under this amendment, an entity would not be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendment includes a number of examples of events and circumstances for an entity to consider in conducting the qualitative assessment. This amendment to the Codification is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company did not assess qualitative factors to determine whether it is necessary to perform the quantitative goodwill impairment test as of October 1, 2012, which is the Company’s annual evaluation date for goodwill, but may in the future.

The FASB has issued ASU 2012-02, Intangibles—Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment. This amendment of ASC permits an entity to first assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative impairment test in accordance with Subtopic 350-30. If an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then no further action is required. If an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test. ASU 2012-02 is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. The adoption of this ASU is not expected to have a material impact on the Company's financial statements.

Accounts Receivable
We account for revenue in accordance with FASB ASC 605 Revenue Recognition. In accordance with that standard, we recognize revenue for product sales when title and risk of loss have transferred to our customers, when reliable estimates of rebates, chargebacks, returns and other adjustments can be made, and when collectability is reasonably assured. This is generally at the time that products are received by our direct customers. We also review available trade inventory levels at certain large wholesalers to evaluate any potential excess supply levels in relation to expected demand. We determine whether we will recognize revenue at the time that our products are received by our direct customers or defer revenue recognition until a later date on a product by product basis at the time of launch. Upon recognizing revenue from a sale, we record estimates for chargebacks, rebates and incentive programs, product returns, cash discounts and other sales reserves that reduce accounts receivable.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Schedule of Estimated Useful Lives of Property, Plant and Equipment
The following is the estimated useful life for each applicable asset group:

Buildings	10 to 40 years
Machinery and equipment	3 to 15 years
Office equipment, furniture and fixtures	3 to 7 years
Computer software and hardware	3 to 7 years

Sky Growth Merger (Tables) (Sky Growth Merger [Member])	12 Months Ended
Dec. 31, 2012
Sky Growth Merger [Member]
Business Acquisition [Line Items]
Schedule of Business Combination, Consideration Transferred
The sources and uses of funds in connection with the Transactions are summarized below ($ in thousands):

Sources:		Uses:
Senior secured term loan	$1,055,000	Cash purchase of equity	$1,908,725
7.375% Senior notes	490,000	Prior debt and accrued interest	337,704
Sponsor equity contribution	690,000	Total purchase price	2,246,429
Company cash on hand	144,791	Transaction costs	133,362
Total source of funds	$2,379,791	Total use of funds	$2,379,791

Schedule of Business Combination, Allocation of Assets and Liabilities
The allocation of the purchase price on a preliminary basis at September 29, 2012 was as follows ($ in thousands):

As of
September 29, 2012
Cash on hand	$278,879
Accounts receivable, net	113,902
Inventories	118,704
Property, plant and equipment, net	129,416
Intangible assets	1,303,300
Other current and non-current assets	83,493
Total identifiable assets	2,027,694

Accounts payable	36,304
Payables due to distribution agreement partners	55,983
Accrued government pricing liabilities	43,010
Accrued legal settlements	58,917
Other current liabilities	89,231
Other long-term liabilities	13,568
Deferred income taxes	334,904
Total liabilities assumed	631,917

Net identifiable assets acquired	1,395,777
Goodwill	850,652
Total purchase price allocation	$2,246,429

Schedule of Supplemental Pro Forma Information
The pro forma information is not necessarily indicative either of the combined results of operations that actually would have been realized had the Merger been consummated during the periods for which pro forma information is presented, or is it intended to be a projection of future results or trends.

(in thousands)	December 31, 2012	December 31, 2011
Total revenues	$1,050,007	$926,138
Loss from continuing operations	($84,305)	($245,466)

Acquisition of Divested Products from the Watson/Actavis Merger (Tables) (Watson/Actavis Divestiture Products [Member])	12 Months Ended
Dec. 31, 2012
Watson/Actavis Divestiture Products [Member]
Business Acquisition [Line Items]
Schedule of Business Combination, Allocation of Assets and Liabilities
The purchase price of the acquisition was allocated to the net tangible and intangible assets acquired on the basis of estimated fair values, as follows: ($ in thousands):

	Estimated Fair Value	Estimated Useful Life
Intangible asset related to developed products	$101,200	7 years
Intangible asset related to IPR&D products	14,300	Various
Total assets acquired	115,500
Purchase price	110,000
Gain on bargain purchase	$5,500

Schedule of Supplemental Pro Forma Information
The pro forma information is not necessarily indicative either of the combined results of operations that actually would have been realized had the acquisition been consummated during the periods for which pro forma information is presented, or is it intended to be a projection of future results or trends.

	December 31,	December 31,
(amounts in thousands)	2012	2011

Total revenues	$1,125,461	$1,014,979

Income (loss) from continuing operations	5,364	(26,729)

Edict Acquisition (Tables) (Edict Acquisition [Member])	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Edict Acquisition [Member]
Business Acquisition [Line Items]
Schedule of Business Combination, Consideration Transferred
The acquisition-date fair value of the consideration transferred consisted of the following items ($ in thousands):

Cash paid for equity	$20,659
Contingent purchase price liabilities	11,641	(1)
Cash paid for assumed indebtedness	4,300
Total consideration	$36,600

(1)
Contingent purchase price liabilities represent subsequent milestone payments related to successful FDA inspection of the Par Formulations manufacturing facility and Abbreviated New Drug Application (“ANDA”) filings.  All contingent purchase price liabilities are expected to be paid within 18 months of the acquisition date. Through June 30, 2013, we had paid $9,908 thousand of the contingent purchase price liabilities.

The acquisition-date fair value of the consideration transferred consisted of the following items ($ in thousands):

Cash paid for equity	$20,659
Contingent purchase price liabilities	11,641	(1)
Cash paid for assumed indebtedness	4,300
Total consideration	$36,600

(1)
Contingent purchase price liabilities represent subsequent milestone payments related to successful FDA inspection of the Par Formulations manufacturing facility and ANDA filings.  All contingent purchase price liabilities are expected to be paid within 18 months of the acquisition date. Through December 31, 2012, we had paid $9,908 thousand of the contingent purchase price liabilities.

Schedule of Business Combination, Allocation of Assets and Liabilities
The purchase price of Par Formulations has been allocated to the following assets and liabilities ($ in thousands):

As of February 17, 2012
Cash and cash equivalents	$273
Inventories	192
Prepaid expenses and other current assets	1,143
Property, plant and equipment	5,370
Intangible assets	1,850
Total identifiable assets	8,828

Accounts payable	995
Accrued expenses and other current liabilities	200
Deferred tax liabilities	938
Total liabilities assumed	2,133

Net identifiable assets acquired	6,695
Goodwill	29,905
Net assets acquired	$36,600

Schedule of Supplemental Pro Forma Information
The pro forma information is not necessarily indicative either of the combined results of operations that actually would have been realized had the Edict Acquisition been consummated during the periods for which pro forma information is presented, or is it intended to be a projection of future results or trends.

	For the Year Ended
	December 31,	December 31,
(amounts in thousands)	2012	2011

Total revenues	$1,050,007	$926,138

Loss from continuing operations	($9,707)	($50,476)

Anchen Acquisition (Tables) (Anchen Acquisition [Member])	12 Months Ended
Dec. 31, 2012
Anchen Acquisition [Member]
Business Acquisition [Line Items]
Schedule of Business Combination, Consideration Transferred
The acquisition-date fair value of the consideration transferred consisted of the following items ($ in thousands):

Amount
Cash paid for equity	$410,000
Cash paid to settle benefit liabilities for two former Anchen executives	2,000
Cash paid for estimated net working capital	753

Total cash consideration	$412,753

Schedule of Business Combination, Allocation of Assets and Liabilities
The purchase price of Anchen has been allocated on a preliminary basis to the following assets and liabilities ($ in thousands):

As of November 17, 2011
Cash and cash equivalents	$1,352
Accounts receivable, net	15,086
Inventories	21,479
Prepaid expenses and other current assets	1,500
Deferred income taxes	19,588
Income taxes receivable	10,621
Property, plant and equipment	27,642
Intangible assets	220,800
Other long-term assets, net	1,626
Total identifiable assets	319,694
Current payable to former Anchen securityholders	20,620
Accounts payable	7,701
Payables due to distribution agreement partners	785
Accrued expenses and other current liabilities	8,517
Deferred tax liabilities	86,054
Other long-term liabilities	2,967
Total liabilities assumed	126,644
Net identifiable assets acquired	193,050
Goodwill	219,703
Net assets acquired	$412,753

Schedule of Supplemental Pro Forma Information
The pro forma information is not necessarily indicative either of the combined results of operations that actually would have been realized had the Anchen Acquisition been consummated during the periods for which pro forma information is presented, or is it intended to be a projection of future results or trends.

	Year ended	Year ended
(In thousands, except per share data)	December 31, 2011	December 31, 2010
Total revenues	$1,041,988	$1,089,697
(Loss) income from continuing operations	$(44,680)	$56,250

Available for Sale Marketable Debt Securities (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Available-for-sale Securities [Abstract]
Summary of Amortized Cost and Estimated Fair Value of Available for Sale Marketable Debt Securities
The following is a summary of amortized cost and estimated fair value of our marketable debt securities available for sale at June 30, 2013 ($ amounts in thousands):

				Estimated
		Unrealized		Fair
	Cost	Gain	(Loss)	Value
Corporate bonds	$3,553	$28	$—	$3,581

All available for sale marketable debt securities are classified as current on our condensed consolidated balance sheet as of June 30, 2013.

The following is a summary of amortized cost and estimated fair value of our investments in marketable debt securities available for sale at December 31, 2012 ($ amounts in thousands):

				Estimated
		Unrealized		Fair
	Cost	Gain	(Loss)	Value
Corporate bonds	$11,666	$61	$—	$11,727

The following is a summary of amortized cost and estimated fair value of our marketable debt securities available for sale at December 31, 2012 ($ amounts in thousands):

		Unrealized		Estimated Fair Value
	Cost	Gain	(Loss)
Corporate bonds (Successor)	$11,666	$61	$—	$11,727

All available for sale marketable debt securities are classified as current on our consolidated balance sheet as of December 31, 2012.
The following is a summary of amortized cost and estimated fair value of our investments in marketable debt securities available for sale at December 31, 2011 ($ amounts in thousands):

				Estimated Fair Value
		Unrealized
	Cost	Gain	(Loss)
Corporate bonds (Predecessor)	$25,680	$53	($24)	$25,709

Summary of Contractual Maturities of Available for Sale Debt Securities
    The following is a summary of the contractual maturities of our available for sale debt securities at June 30, 2013 ($ amounts in thousands):

	June 30, 2013
		Estimated Fair
	Cost	Value
Less than one year	$2,644	$2,663
Due between 1-2 years	909	918
Total	$3,553	$3,581

The following is a summary of the contractual maturities of our available for sale debt securities at December 31, 2012 ($ amounts in thousands):

	December 31, 2012
	Cost	Estimated Fair Value
Less than one year	$8,082	$8,100
Due between 1-2 years	2,672	2,702
Due between 2-5 years	912	925
Total	$11,666	$11,727

Fair Value Measurements (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Fair Value Disclosures [Abstract]
Schedule of Fair Value of Assets and Liabilities Measured on Recurring Basis
The fair value of our financial assets and liabilities measured at fair value on a recurring basis as of June 30, 2013 were as follows ($ amounts in thousands):

	Estimated Fair Value at
	June 30, 2013	Level 1	Level 2	Level 3
Corporate bonds (Note 6)	$3,581	$—	$3,581	$—
Cash equivalents	$21,778	$21,778	$—	$—
Senior secured term loan (Note 14)	$1,054,041	$—	$1,054,041	$—
7.375% senior notes (Note 14)	$499,800	$—	$499,800	$—

The fair value of our financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 were as follows ($ amounts in thousands):

	Estimated Fair Value at
	December 31, 2012	Level 1	Level 2	Level 3
Corporate bonds (Note 6)	$11,727	$—	$11,727	$—
Cash equivalents	$14,370	$14,370	$—	$—
Senior secured term loan (Note 14)	$1,052,363	$—	$1,052,363	$—
7.375% senior notes (Note 14)	$484,488	$—	$484,488	$—

The fair value of our financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2012 were as follows ($ amounts in thousands):

	Estimated Fair Value at
	December 31, 2012	Level 1	Level 2	Level 3
	(Successor)
Corporate bonds (Note 6)	$11,727	$—	$11,727	$—
Cash equivalents	$14,370	$14,370	$—	$—

The fair value of our financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2011 were as follows ($ amounts in thousands):

	Estimated Fair Value at
	December 31, 2011	Level 1	Level 2	Level 3
	(Predecessor)
Corporate bonds (Note 6)	$25,709	$—	$25,709	$—
Cash equivalents	$159,719	$159,719	$—	$—

Accounts Receivable (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Schedule of Accounts Receivable
The following tables summarize the impact of accounts receivable reserves and allowance for doubtful accounts on the gross trade accounts receivable balances at each balance sheet date ($ amounts in thousands):

	June 30,	December 31,
	2013	2012
Gross trade accounts receivable	$340,205	$318,793
Chargebacks	(49,760)	(41,670)
Rebates and incentive programs	(64,655)	(59,426)
Returns	(79,081)	(68,062)
Cash discounts and other	(35,580)	(26,544)
Allowance for doubtful accounts	—	—
Accounts receivable, net	$111,129	$123,091

The following tables summarize the impact of accounts receivable reserves and allowance for doubtful accounts on the gross trade accounts receivable balances at each balance sheet date ($ amounts in thousands):

	December 31,	December 31,
	2012	2011
	(Successor)	(Predecessor)

Gross trade accounts receivable	$318,793	$269,204
Chargebacks	(41,670)	(20,688)
Rebates and incentive programs	(59,426)	(35,132)
Returns	(68,062)	(58,672)
Cash discounts and other	(26,544)	(28,672)
Allowance for doubtful accounts	—	(100)
Accounts receivable, net	$123,091	$125,940

Schedule of Allowance for Doubtful Accounts Roll Forward
Allowance for doubtful accounts

	Six months ended
	June 30,	June 30,
	2013	2012
	(Successor)	(Predecessor)
Balance at beginning of period	$—	$(100)
Additions – charge to expense	—	(4)
Adjustments and/or deductions	—	15
Balance at end of period	$—	$(89)

Allowance for doubtful accounts

	Year Ended
	December 31,	December 31,	December 31,
	2012	2011	2010
	(Successor)	(Predecessor)	(Predecessor)
Balance at beginning of period	($100)	($1)	($3)
Anchen opening balance	—	(100)
Additions – charge to expense	85	—	(5)
Adjustments and/or deductions	15	1	7
Balance at end of period	$0	($100)	($1)

Schedule of Accounts Affected by the Estimated Provisions
The following tables summarize the activity for the six months ended June 30, 2013 and the six months ended June 30, 2012, in the accounts affected by the estimated provisions described below ($ amounts in thousands):

	Six months ended June 30, 2013
	(Successor)
Accounts receivable reserves	Beginning balance	Provision recorded for current period sales	(Provision) reversal recorded for prior period sales		Credits processed	Ending balance
Chargebacks	$(41,670)	$(287,424)	$—	(1)	$279,334	$(49,760)
Rebates and incentive programs	(59,426)	(126,921)	574		121,118	(64,655)
Returns	(68,062)	(24,683)	—		13,664	(79,081)
Cash discounts and other	(26,544)	(89,272)	—		80,236	(35,580)
Total	$(195,702)	$(528,300)	$574		$494,352	$(229,076)

Accrued liabilities (2)	$(42,162)	$(34,461)	$—		$35,278	$(41,345)

	Six months ended June 30, 2012
	(Predecessor)
Accounts receivable reserves	Beginning balance	Provision recorded for current period sales	(Provision) reversal recorded for prior period sales		Credits processed	Ending balance
Chargebacks	$(20,688)	$(205,290)	$—	(1)	$197,280	$(28,698)
Rebates and incentive programs	(35,132)	(96,881)	(59)		87,248	(44,824)
Returns	(58,672)	(15,362)	1,602	(3)	12,026	(60,406)
Cash discounts and other	(28,672)	(58,025)	(809)		66,401	(21,105)
Total	$(143,164)	$(375,558)	$734		$362,955	$(155,033)

Accrued liabilities (2)	$(39,614)	$(26,909)	$—		$38,055	$(28,468)

(1)
Unless specific in nature, the amount of provision or reversal of reserves related to prior periods for chargebacks is not determinable on a product or customer specific basis; however, based upon historical analysis and analysis of activity in subsequent periods, we believe that our chargeback estimates remain reasonable.

(2)
Includes amounts due to indirect customers for which no underlying accounts receivable exists and is principally comprised of Medicaid rebates and rebates due under other U.S. Government pricing programs, such as TriCare, and the Department of Veterans Affairs.

(3)	The amount principally represents the resolution of a customer dispute in the first quarter of 2012 regarding invalid deductions taken in prior years of approximately $1,600 thousand.

The following tables summarize the activity for the years ended December 31, 2012, 2011 and 2010 in the accounts affected by the estimated provisions described below ($ amounts in thousands):

	For the Year Ended December 31, 2012
	(Successor)
Accounts receivable reserves	Beginning balance	Provision recorded for current period sales	(Provision) reversal recorded for prior period sales		Credits processed	Ending balance
Chargebacks	($20,688)	($442,245)	$—	(1)	$421,263	($41,670)
Rebates and incentive programs	(35,132)	(216,861)	(59)		192,626	(59,426)
Returns	(58,672)	(33,315)	1,602	(6)	22,323	(68,062)
Cash discounts and other	(28,672)	(148,771)	(809)		151,708	(26,544)
Total	($143,164)	($841,192)	$734		$787,920	($195,702)

Accrued liabilities (2)	($39,614)	($73,973)	$0		$71,425	($42,162)

	For the Year Ended December 31, 2011
	(Predecessor)
Accounts receivable reserves	Beginning balance	Anchen opening balance	Provision recorded for current period sales	(Provision) reversal recorded for prior period sales		Credits processed	Ending balance
Chargebacks	($19,482)	($1,633)	($261,335)	$—	(1)	$261,762	($20,688)
Rebates and incentive programs	(23,273)	(1,427)	(121,804)	660		110,712	(35,132)
Returns	(48,928)	(1,748)	(30,577)	265		22,316	(58,672)
Cash discounts and other	(16,606)	(5,626)	(105,961)	(357)		99,878	(28,672)
Total	($108,289)	($10,434)	($519,677)	$568		$494,668	($143,164)

Accrued liabilities (2)	($32,169)	($571)	($55,853)	$224		$48,755	($39,614)

	For the Year Ended December 31, 2010
	(Predecessor)
Accounts receivable reserves	Beginning balance	Provision recorded for current period sales	(Provision) reversal recorded for prior period sales		Credits processed	Ending balance
Chargebacks	($16,111)	($217,601)	($77)	(1)	$214,307	($19,482)
Rebates and incentive programs	(39,938)	(123,451)	(1,196)	(3)	141,312	(23,273)
Returns	(39,063)	(24,416)	437		14,114	(48,928)
Cash discounts and other	(19,160)	(88,842)	(1,974)	(4)	93,370	(16,606)
Total	($114,272)	($454,310)	($2,810)		$463,103	($108,289)

Accrued liabilities (2)	($24,713)	($41,427)	$2,586	(5)	$31,385	($32,169)

(1)
Unless specific in nature, the amount of provision or reversal of reserves related to prior periods for chargebacks is not determinable on a product or customer specific basis; however, based upon historical analysis and analysis of activity in subsequent periods, we believe that our chargeback estimates remain reasonable.

(2)
Includes amounts due to indirect customers for which no underlying accounts receivable exists and is principally comprised of Medicaid rebates and rebates due under other U.S. Government pricing programs, such as TriCare, and the Department of Veterans Affairs.

(3)	During the first quarter of 2010, the Company settled a dispute with a major customer and as a result recorded an additional reserve of $1,300 thousand.

(4)
During the third quarter of 2010, the Company settled a customer dispute related to the January 2009 metoprolol price increase. As a result, the Company recorded an additional reserve of $1,100 thousand.

(5)
In December 2010, we reached a settlement related to the routine post award contract review of our contract with the Department of Veterans Affairs for the periods 2004 to 2007 with the Office of Inspector General of the Department of Veterans Affairs. We had previously accrued approximately $10,500 thousand ($6,400 thousand net of related partnership consideration) in accrued government liabilities and payables due to distribution agreement partners on our consolidated balance sheet related to this matter. We reduced this accrual to $7,300 thousand ($3,800 thousand net of related partnership consideration), based on the settlement. Accordingly, we recognized approximately $2,600 thousand of income in the fourth quarter of 2010 as a change in estimate. The 2009 change in accrued liabilities recorded for prior period sales is principally comprised of a $1,400 thousand credit from the Medicaid drug rebate program related to a positive settlement based upon the finalization of a negotiation in the third quarter of 2009 pertaining to prior years. With the exception of the foregoing factor, there were no other factors that were deemed to be material individually or in the aggregate.

(6)	The amount principally represents the resolution of a customer dispute in the first quarter of 2012 regarding invalid deductions taken in prior years of approximately $1,600 thousand.

Accounts Receivable [Member] | Customer Concentration Risk [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Schedule of Gross Accounts Receivable by Major Customers Type
Major Customers – Gross Accounts Receivable

	June 30,	December 31,
	2013	2012
McKesson Corporation	29%	27%
Cardinal Health, Inc.	26%	26%
AmerisourceBergen Corporation	10%	13%
CVS Caremark	9%	9%
Other customers	26%	25%
Total gross accounts receivable	100%	100%

Major Customers – Gross Accounts Receivable

	December 31,	December 31,
	2012	2011
	(Successor)	(Predecessor)
McKesson Corporation	27%	25%
Cardinal Health, Inc.	26%	19%
AmerisourceBergen Corporation	13%	12%
CVS Caremark	9%	17%
Other customers	25%	27%
Total gross accounts receivable	100%	100%

Inventories (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Inventories [Line Items]
Schedule of Inventories	($ amounts in thousands)

	June 30,	December 31,
	2013	2012
Raw materials and supplies	$38,347	$37,457
Work-in-process	7,674	10,063
Finished goods	77,105	64,654
	$123,126	$112,174
($ amounts in thousands)

	December 31,	December 31,
	2012	2011
	(Successor)	(Predecessor)
Raw materials and supplies	$37,457	$39,331
Work-in-process	10,063	5,330
Finished goods	64,654	61,589
	$112,174	$106,250

Schedule of Inventory Write-offs
Inventory write-offs (inclusive of pre-launch inventories detailed below)

($ amounts in thousands)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
	(Successor)	(Predecessor)	(Successor)	(Predecessor)
Inventory write-offs	$6,422	$5,951	$10,529	$8,570

Inventory write-offs (inclusive of pre-launch inventories detailed below)
($ amounts in thousands)

	For the Period		For the Year Ended
	September 29, 2012 to	January 1, 2012 to	December 31,	December 31,
	December 31, 2012	September 28, 2012	2011	2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Inventory write-offs	$2,567	$17,209	$7,200	$7,584

Pre-Launch Inventories [Member]
Inventories [Line Items]
Schedule of Inventories
The amounts in the table below represent inventories related to products that were not yet available to be sold and are also included in the total inventory balances presented above.

Pre-Launch Inventories

($ amounts in thousands)

	June 30,	December 31,
	2013	2012
Raw materials and supplies	$6,036	$4,019
Work-in-process	121	655
Finished goods	289	—
	$6,446	$4,674

The amounts in the table below represent inventories related to products that were not yet available to be sold and are also included in the total inventory balances presented above.

Pre-Launch Inventories
($ amounts in thousands)

	December 31,	December 31,
	2012	2011
	(Successor)	(Predecessor)
Raw materials and supplies	$4,019	$7,774
Work-in-process	655	346
Finished goods	—	631
	$4,674	$8,751

Schedule of Inventory Write-offs
Write-offs of pre-launch inventories

($ amounts in thousands)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
	(Successor)	(Predecessor)	(Successor)	(Predecessor)
Pre-launch inventory write-offs, net of partner allocation	$—	$5,547	$689	$6,507

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Pre-launch inventory write-offs, net of partner allocation	$1,730	$10,208	$1,607	$102

Property, Plant and Equipment, net (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Schedule of Property, Plant and Equipment, Net
($ amounts in thousands)

	June 30,	December 31,
	2013	2012
Land	$4,553	$4,553
Buildings	29,036	28,781
Machinery and equipment	53,985	48,026
Office equipment, furniture and fixtures	5,254	5,130
Computer software and hardware	20,209	19,034
Leasehold improvements	24,410	22,720
Construction in progress	9,314	10,933
	146,761	139,177
Accumulated depreciation and amortization	(18,914)	(7,547)
	$127,847	$131,630

($ amounts in thousands)

	December 31,	December 31,
	2012	2011
	(Successor)	(Predecessor)
Land	$4,553	$1,882
Buildings	28,781	28,186
Machinery and equipment	48,026	66,237
Office equipment, furniture and fixtures	5,130	6,908
Computer software and hardware	19,034	48,198
Leasehold improvements	22,720	27,203
Construction in progress	10,933	8,032
	139,177	186,646
Accumulated depreciation and amortization	(7,547)	(88,856)
	$131,630	$97,790

Schedule of Depreciation and Amortization Expense Related to Property, Plant and Equipment
Depreciation and amortization expense related to property, plant and equipment

($ amounts in thousands)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
	(Successor)	(Predecessor)	(Successor)	(Predecessor)
Depreciation and amortization expense	$5,817	$4,479	$11,705	$8,859

Depreciation and amortization expense related to property, plant and equipment
($ amounts in thousands)

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Depreciation and amortization expense	$7,547	$13,230	$13,214	$13,384

Intangible Assets, net (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Intangible Assets, Net (Excluding Goodwill) [Abstract]
Schedule of Intangible Assets, net
($ amounts in thousands)

	June 30, 2013			December 31, 2012
		Accumulated			Accumulated
	Cost	Amortization	Net	Cost	Amortization	Net
Developed products	$552,700	$(91,216)	$461,484	$552,700	$(33,321)	$519,379
Other product related royalty streams	115,600	(13,766)	101,834	115,600	(5,289)	110,311
IPR&D	608,600	(7,280)	601,320	608,600	(257)	608,343
Par trade name	26,400	—	26,400	26,400	-	26,400
Watson/Actavis Divestiture Products	100,718	(12,059)	88,659	101,200	(3,934)	97,266
Watson/Actavis related IPR&D	14,300	—	14,300	14,300	-	14,300
	$1,418,318	$(124,321)	$1,293,997	$1,418,800	$(42,801)	$1,375,999

($ amounts in thousands)

	December 31, 2012			December 31, 2011
	(Successor)			(Predecessor)
		Accumulated Amortization			Accumulated Amortization
	Cost		Net	Cost		Net
Assets acquired in Anchen Acquisition				$220,800	($2,008)	$218,792
Assets acquired from QOL Medical LLC and MDRNA, Inc.				56,821	(14,290)	42,531
Product purchases, rights and distribution agreements				80,740	(30,394)	50,346
Developed products	$552,700	($33,321)	$519,379
Other product related royalty streams	115,600	(5,289)	110,311
IPR&D	608,600	(257)	608,343
Par trade name	26,400	—	26,400
Watson/Actavis Divestiture Products	101,200	(3,934)	97,266
Watson/Actavis related IPR&D	14,300	—	14,300
	$1,418,800	($42,801)	$1,375,999	$358,361	($46,692)	$311,669

Schedule of Future Amortization Expense
The following table does not include estimated amortization expense for future milestone payments that may be paid and result in the creation of intangible assets after June 30, 2013 and assumes the intangible asset related to the Par trade name as an indefinite lived asset will not be amortized in the future.
($ amounts in thousands)

Estimated
Amortization
Expense
Remainder of 2013	$108,096
2014	186,929
2015	200,261
2016	201,588
2017	195,187
2018 and thereafter	375,536
$1,267,597

The following table does not include estimated amortization expense for future milestone payments that may be paid and result in the creation of intangible assets after December 31, 2012 and assumes the intangible asset related to the Par Trade Name as an indefinite lived asset will not be amortized in the future.

($ amounts in thousands)

Estimated Amortization Expense
2013	$194,500
2014	213,339
2015	224,966
2016	205,417
2017	185,945
2018 and thereafter	325,432
$1,349,599

Goodwill (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Goodwill Disclosure [Abstract]
Schedule of Goodwill	($ amounts in thousands)

	June 30,	December 31,
	2013	2012
Balance at beginning of period	$850,652	$—
Additions:
Sky Growth Merger	—	850,652
Balance at end of period	$850,652	$850,652

($ amounts in thousands)

	December 31, 2012	September 28, 2012	December 31, 2011
	(Successor)	(Predecessor)	(Predecessor)
Balance at beginning of period	$0	$283,432	$63,729
Additions:
Sky Growth Merger	850,652	—	—
Anchen Acquisition	—	—	219,703
Edict Acquisition	—	29,905	—
Balance at end of period	$850,652	$313,337	$283,432

Debt (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Debt Disclosure [Abstract]
Schedule of Debt
($ amounts in thousands)

	June 30,	December 31,
	2013	2012
Senior credit facilities:
Senior secured term loan	$1,060,670	$1,052,363
Senior secured revolving credit facility	—	—
7.375% senior notes	490,000	490,000
	1,550,670	1,542,363
Less unamortized debt discount to senior secured term loan	(8,523)	—
Less current portion	(10,660)	(10,550)
Long-term debt	$1,531,487	$1,531,813

($ amounts in thousands)

	December 31, 2012	December 31, 2011
	(Successor)	(Predecessor)
Pre-merger term loan facility	$—	$345,625
Senior credit facilities:
Senior secured term loan	1,052,363	—
Senior secured revolving credit facility	—	—
7.375% senior notes	490,000	—
	1,542,363	345,625
Less current portion	(10,550)	(21,875)
Long-term debt	$1,531,813	$323,750

Schedule of Debt Maturities	Debt Maturities as of June 30, 2013 ($ amounts in thousands)

2013	$5,330
2014	10,660
2015	10,660
2016	10,660
2017	10,660
2018	10,660
2019	1,002,040
2020	490,000
Total debt at June 30, 2013	$1,550,670

Debt Maturities as of December 31, 2012	($ amounts in thousands)
2013	$10,550
2014	10,550
2015	10,550
2016	10,550
2017	10,550
2018	10,550
2019	989,063
2020	490,000
Total debt at December 31, 2012	$1,542,363

Changes in Stockholders' Equity (Tables)	6 Months Ended
Jun. 30, 2013
Equity [Abstract]
Schedule of Stockholders Equity
Changes in our Common Stock, Additional Paid-In Capital and Accumulated Other Comprehensive Income accounts during the six-month period ended June 30, 2013 were as follows (share amounts and $ amounts in thousands):

	Common Stock		Additional Paid-In Capital	Accumulated Other Comprehensive Loss
	Shares	Amount
Balance, December 31, 2012	—	$—	$677,650	$(10)
Unrealized loss on available for sale securities, net of tax	—	—	—	(21)
Compensatory arrangements	—	—	4,533	—
Other	—	—	(185)	—
Balance, June 30, 2013	—	$—	$681,998	$(31)

Share-Based Compensation (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Successor [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Stock Option Valuation Assumptions
We used the Black-Scholes stock option pricing model to estimate the fair value of Tranche 1 and Tranche 2 without a market condition (service and performance conditions only) stock option awards with the following weighted average assumptions:

September 29, 2012 to December 31, 2012
(Successor)
TRANCHE 1
Risk-free interest rate	0.9%
Expected life (in years)	5
Expected volatility	75.0%
Dividend	0.000%

September 29, 2012 to December 31, 2012
(Successor)
TRANCHE 2
Risk-free interest rate	1.0%
Expected life (in years)	5
Expected volatility	75.0%
Dividend	0.000%

Schedule of Options Weighted Average Grant Date Fair Value
A summary of the calculated estimated grant date fair value per option is as follows:

	Three months ended	Six months ended
	June 30,	June 30,
	2013	2013
Fair value of stock options	(Successor)	(Successor)
TRANCHE 1	$0.67	$0.67
TRANCHE 2 without market condition	$0.68	$0.68
TRANCHE 2 with market condition	$0.76	$0.76

A summary of the calculated estimated grant date fair value per option is as follows:

September 29, 2012 to December 31, 2012
Fair value of stock options	(Successor)
TRANCHE 1	$0.67
TRANCHE 2 without market condition	$0.68
TRANCHE 2 with market condition	$0.76

Schedule of Stock Option Activity
The following is a summary of our stock option activity (shares in thousands):

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Life	Aggregate Intrinsic Value
TRANCHE 1
Balance at December 31, 2012	21,630	$1.00
Granted	500	1.00
Exercised	—	—
Forfeited	(300)	1.00
Balance at June 30, 2013	21,830	$1.00	9.5	$—
Exercisable at June 30, 2013	—	$—	0.0	$—
Vested and expected to vest at June 30, 2013	20,084	$1.00	9.5	$—

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Life	Aggregate Intrinsic Value
TRANCHE 2
Balance at December 31, 2012	21,630	$1.00
Granted	—	—
Exercised	—	—
Forfeited	(300)	1.00
Balance at June 30, 2013	21,330	$1.00	9.5	$—
Exercisable at June 30, 2013	—	$—	0.0	$—
Vested and expected to vest at June 30, 2013	19,517	$1.00	9.5	$—

The following is a summary of our stock option activity from September 29, 2012 to December 31, 2012 (shares in thousands):

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Life	Aggregate Intrinsic Value
TRANCHE 1
Beginning balance	—	$—
Granted	21,930	1.00
Exercised	—	—
Forfeited	(300)	1.00
Balance at December 31, 2012	21,630	$1.00	4.8	$—
Exercisable at December 31, 2012	—	$0.00	—	$—
Expected to vest at December 31, 2012	19,791	$1.00	4.8	$—

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Life	Aggregate Intrinsic Value
TRANCHE 2
Beginning balance	—	$—
Granted	21,930	1.00
Exercised	—
Forfeited	(300)	1.00
Balance at December 31, 2012	21,630	$1.00	4.8	$—
Exercisable at December 31, 2012	—	$0.00	—	$—
Expected to vest at December 31, 2012	19,791	$1.00		$—

Schedule of Restricted Stock Unit Activity
The following is a summary of our RSU activity for the six-month period ended June 30, 2013 (shares and aggregate intrinsic value in thousands):

	Shares	Weighted Average Grant Price	Aggregate Intrinsic Value
Balance at December 31, 2012	300	$1.00
Granted	65	1.00
Vested	—	—
Forfeited	—	—
Non-vested restricted stock unit balance at June 30, 2013	365	$1.00	$365

The following is a summary of our RSU activity for the period from September 29, 2012 to December 31, 2012 (shares and aggregate intrinsic value in thousands):

	Shares	Weighted Average Grant Price	Aggregate Intrinsic Value
Beginning balance	—	$—
Granted	300	1.00
Exercised	—
Forfeited	—
Non-vested restricted stock unit balance at December 31, 2012	300	$1.00	$300

Successor [Member] | Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Allocation of Share-Based Compensation Cost
Set forth below is the impact on our results of operations of recording share-based compensation from stock options ($ amounts in thousands):

	Three months ended	Six months ended
	June 30,	June 30,
	2013	2013
	(Successor)	(Successor)
Cost of goods sold	$224	$447
Selling, general and administrative	2,018	4,029
Total, pre-tax	$2,242	$4,476
Tax effect of share-based compensation	(830)	(1,656)
Total, net of tax	$1,412	$2,820

Set forth below is the impact on our results of operations of recording share-based compensation from stock options for the period from September 29, 2012 to December 31, 2012 ($ amounts in thousands):

September 29, 2012 to December 31, 2012
(Successor)
Cost of goods sold	$223
Selling, general and administrative	2,003
Total, pre-tax	$2,226
Tax effect of share-based compensation	(824)

Total, net of tax	$1,402

Successor [Member] | Rollover Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Stock Option Activity
The following is a summary of our Rollover Stock Options activity (shares and aggregate intrinsic value in thousands):

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Life	Aggregate Intrinsic Value
Balance at December 31, 2012	17,893	$0.25
Granted	—	—
Exercised	(542)	0.25
Forfeited	—	—
Balance at June 30, 2013	17,351	$0.25	4.2	$13,013
Exercisable at June 30, 2013	17,351	$0.25	4.2	$13,013

The following is a summary of our Rollover Stock Options activity from September 29, 2012 to December 31, 2012 (shares and aggregate intrinsic value in thousands):

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Life	Aggregate Intrinsic Value

Beginning balance	18,100	$0.25
Granted	—	—
Exercised	(207)	0.25
Forfeited	—	—
Balance at December 31, 2012	17,893	$0.25	4.7	$13,420
Exercisable at December 31, 2012	17,893	$0.25	—	$13,420

Successor [Member] | Restricted Stock Units (RSUs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Allocation of Share-Based Compensation Cost
Set forth below is the impact on our results of operations of recording share-based compensation from RSUs for the six-month period ended June 30, 2013 ($ amounts in thousands):

	Three months ended	Six months ended
	June 30,	June 30,
	2013	2013
	(Successor)	(Successor)
Cost of goods sold	$2	$5
Selling, general and administrative	22	53
Total, pre-tax	$24	$58
Tax effect of stock-based compensation	(9)	(21)
Total, net of tax	$15	$37

Set forth below is the impact on our results of operations of recording share-based compensation from RSUs for the period from September 29, 2012 to December 31, 2012 ($ amounts in thousands):

September 29, 2012 to December 31, 2012
(Successor)
Cost of goods sold	$1
Selling, general and administrative	13
Total, pre-tax	14
Tax effect of share-based compensation	(5)
Total, net of tax	$9

Predecessor [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Stock Option Valuation Assumptions
We used the Black-Scholes stock option pricing model to estimate the fair value of stock option awards with the following weighted average assumptions:

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2010
Risk-free interest rate	0.8%	2.2%	3%
Expected life (in years)	4.7	5.2	6.3
Expected volatility	43.9%	44.6%	45.1%
Dividend	0%	0%	0%

Schedule of Options Weighted Average Grant Date Fair Value
The following is a summary of the weighted average per share fair value of options granted for the periods ended September 28, 2012, December 31, 2011 and December 31, 2010.

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2010
Weighted average per share fair value of options granted	$12.46	$15.34	$13.30

Schedule of Restricted Stock and Restricted Stock Units Activity
The following is a summary of our restricted stock activity (shares and aggregate intrinsic value in thousands):

	Shares	Weighted Average Grant Price	Aggregate Intrinsic Value
Non-vested balance at December 31, 2011	281	$24.28	—
Granted	99	32.89	—
Exercised	(370)	26.37	—
Forfeited	(10)	32.00	—
Non-vested balance at September 28, 2012	—	$—	$—

The following is a summary of our restricted stock unit activity (shares and aggregate intrinsic value in thousands):

	Shares	Weighted Average Grant Price	Aggregate Intrinsic Value
Non-vested restricted stock unit balance at December 31, 2011	69	$36.47	—
Granted	82	33.09	—
Exercised	(128)	34.97	—
Forfeited	(23)	32.76	—
Non-vested restricted stock unit balance at September 28, 2012	—	$—	$—

Schedule of Stock Option Activity
The following is a summary of our stock option activity (shares and aggregate intrinsic value in thousands):

	Shares	Weighted Average Grant Price	Weighted Average Remaining Life	Aggregate Intrinsic Value

Balance at December 31, 2011	2,286	$30.11	—	—
Granted	310	32.97	—	—
Exercised	(1,659)	25.61	—	—
Forfeited	(937)	39.12	—	—
Balance at September 28, 2012	—	$—	—	$—

Schedule of Total Fair Value of Shares Vested	Total fair value of shares vested ($ amounts in thousands):

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2010
Total fair value of shares vested	$3,125	$4,186	$5,965

Schedule of Shares Purchased by Employees Under Employee Stock Purchase Plan	(amounts in thousands)

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2012
Shares purchased by employees	5	12	13

Predecessor [Member] | Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Allocation of Share-Based Compensation Cost
Set forth below is the impact on our results of operations of recording share-based compensation from stock options for the six-month period ended June 30, 2012 ($ amounts in thousands):

	Three months ended	Six months ended
	June 30,	June 30,
	2012	2012
	(Predecessor)	(Predecessor)
Cost of goods sold	$97	$200
Selling, general and administrative	871	1,800
Total, pre-tax	$968	$2,000
Tax effect of share-based compensation	(358)	(740)
Total, net of tax	$610	$1,260

Set forth below is the impact on our results of operations of recording share-based compensation from stock options for the periods ended September 28, 2012, December 31, 2011 and December 31, 2010 ($ amounts in thousands):

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2010
Cost of goods sold	$300	$432	$522
Selling, general and administrative	2,700	3,889	5,323
Total, pre-tax	3,000	4,321	5,845
Tax effect of share-based compensation	(1,110)	(1,599)	(2,211)
Total, net of tax	$1,890	$2,722	$3,634

Predecessor [Member] | Restricted Stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Allocation of Share-Based Compensation Cost
The impact on our results of operations of recording share-based compensation from restricted stock for the six-month period ended June 30, 2012 was as follows ($ amounts in thousands):

	Three months ended	Six months ended
	June 30,	June 30,
	2012	2012
	(Predecessor)	(Predecessor)
Cost of goods sold	$118	$245
Selling, general and administrative	1,062	2,207
Total, pre-tax	$1,180	$2,452
Tax effect of stock-based compensation	(437)	(907)
Total, net of tax	$743	$1,545

The impact on our results of operations of recording share-based compensation from restricted stock for the periods ended September 28, 2012, December 31, 2011 and December 31, 2010 was as follows ($ amounts in thousands):

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2010
Cost of goods sold	$377	$551	$666
Selling, general and administrative	3,390	4,958	6,694
Total, pre-tax	$3,767	$5,509	$7,360
Tax effect of stock-based compensation	(1,394)	(2,038)	(2,797)
Total, net of tax	$2,373	$3,471	$4,563

Predecessor [Member] | Restricted Stock with Market Vesting Conditions [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Allocation of Share-Based Compensation Cost
The following table summarizes the components of our stock-based compensation related to our restricted stock grants with market conditions recognized in our financial statements for the for the periods ended September 28, 2012, December 31, 2011 and December 31, 2010 was as follows ($ amounts in thousands):

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2010
Cost of goods sold	$0	$0	$174
Selling, general and administrative	0	0	1,566
Total, pre-tax	$0	$0	$1,740
Tax effect of stock-based compensation	0	0	(661)
Total, net of tax	$0	$0	$1,079

Predecessor [Member] | Cash Settled Restricted Stock Units [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Schedule of Allocation of Share-Based Compensation Cost
The impact on our results of operations of recording share-based compensation from cash-settled restricted stock units for the six-month period ended June 30, 2012 was as follows ($ amounts in thousands):

	Three months ended	Six months ended
	June 30,	June 30,
	2012	2012
	(Predecessor)	(Predecessor)
Cost of goods sold	$48	$132
Selling, general and administrative	432	1,190
Total, pre-tax	$480	$1,322
Tax effect of stock-based compensation	(178)	(489)
Total, net of tax	$302	$833

The impact on our results of operations of recording share-based compensation from cash-settled restricted stock units for the periods ended September 28, 2012, December 31, 2011 and December 31, 2010 was as follows ($ amounts in thousands):

	For the period ended
	September 28, 2012	December 31, 2011	December 31, 2010
Cost of goods sold	$232	$132	$49
Selling, general and administrative	2,089	1,188	443
Total, pre-tax	$2,321	$1,320	$492
Tax effect of stock-based compensation	(859)	(488)	(187)
Total, net of tax	$1,462	$832	$305

Schedule of Restricted Stock Unit Activity
Information regarding activity for cash-settled restricted stock units outstanding is as follows (number of awards in thousands):

	Shares	Weighted Average Grant Price	Aggregate Intrinsic Value
Awards outstanding at December 31, 2011	149	$32.97	—
Granted	137	33.38	—
Exercised	(40)	32.55	—
Forfeited	(246)	62.84	—
Awards outstanding at September 28, 2012	—	$—	$—

Income Taxes (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Schedule of Components of Income Tax Expense (Benefit)
($ in thousands)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
	(Successor)	(Predecessor)	(Successor)	(Predecessor)
(Benefit) provision for income taxes	$(9,300)	$28,565	$(17,280)	$33,117
Effective tax rate	30%	36%	32%	59%

The components of our provision (benefit) for income taxes on income from continuing operations for the successor period from September 29, 2012 through December 31, 2012, the predecessor period from January 1, 2012 through September 28, 2012, and the years ended December 31 2011, and 2010 are as follows ($ amounts in thousands):

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Current income tax provision (benefit):
Federal	$3,502	$21,795	$3,522	$37,205
State	176	(5,284)	(6,261)	5,253
Foreign	230	833	—	—
	3,908	17,344	(2,739)	42,458
Deferred income tax (benefit) provision:
Federal	(20,660)	12,982	(7,813)	1,188
State	(930)	(829)	4,556	(1,666)
Foreign	—	(50)	—	—
	(21,590)	12,103	(3,257)	(478)
	($17,682)	$29,447	($5,996)	$41,980

Schedule of Deferred Tax Assets and (Liabilities)
Deferred tax assets and (liabilities) as of December 31, 2012, and 2011 are as follows ($ amounts in thousands):

	December 31, 2012	December 31, 2011
	(Successor)	(Predecessor)
Deferred tax assets:
Accounts receivable	$31,877	$25,454
Inventories	8,063	6,527
Litigation settlements and contingencies	8,257	13,135
Accrued and prepaid expenses	8,638	1,214
Net operating losses and credit carryforwards	18,539	24,502
Asset impairments	1,400	1,486
Stock options and restricted shares	801	10,189
Product contribution carryforwards	—	1,264
Other	2,560	5,044
Total deferred tax assets	80,135	88,815

Deferred tax liabilities:
Fixed assets	(23,173)	(14,381)
Intangible assets	(365,495)	(33,524)
Other	(1,096)	(909)
Total deferred tax liabilities	(389,764)	(48,814)

Less valuation allowance - Net operating losses	(6,803)	(10,009)
Net deferred tax (liability) asset	($316,432)	$29,992

Schedule of Effective Income Tax Rate Reconciliation
The table below provides reconciliation between the statutory federal income tax rate and the effective rate of income tax expense for each of the periods shown as follows:

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Federal statutory tax rate	35%	35%	35%	35%
State tax – net of federal benefit	1	2	2	3
Domestic manufacturing deduction	—	—	—	(4)
Change in valuation of deferred tax assets	—	—	(9)	—
Tax contingencies	(1)	(6)	8	(3)
Non-deductible legal settlements	—	17	(14)	—
Non-deductible annual pharmaceutical manufacturers' fee	—	—	(5)	—
Non-deductible transaction costs	—	8	(4)	—
Other	—	2	(2)	—
Effective tax rate	35%	58%	11%	31%

Schedule of Unrecognized Tax Benefits Roll Forward
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits for the period from September 29, 2012 to December 31, 2012, and for the period from January 1, 2012 to September 28, 2012 and the years ended December 31, 2011 and 2010 are as follows ($ amounts in thousands):

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Balance at January 1	$12,119	$14,409	$31,571	$30,023
Additions based on tax positions related to the current year	419	2,337	1,779	4,487
Additions for tax positions of prior years	—	634	3,217	655
Reductions for tax positions of prior years	—	(5,261)	(5,013)	—
Reductions due to lapse of applicable statute of limitations	—	—	(16,720)	(3,394)
Settlements paid	—	—	(425)	(200)
Balance at December 31	$12,538	$12,119	$14,409	$31,571

Segment Information (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Segment Reporting [Abstract]
Schedule of Financial Data for Business Segments
The financial data for the two business segments are as follows ($ amounts in thousands):

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
	(Successor)	(Predecessor)	(Successor)	(Predecessor)
Revenues:
Par Pharmaceutical	$215,115	$273,109	$487,917	$524,276
Strativa	18,554	21,224	35,948	41,529
Total revenues	$233,669	$294,333	$523,865	$565,805

Gross margin:
Par Pharmaceutical	$46,301	$127,121	$105,996	$209,571
Strativa	12,599	16,033	24,348	31,429
Total gross margin	$58,900	$143,154	$130,344	$241,000

Operating (loss) income:
Par Pharmaceutical	$(10,341)	$81,408	$(817)	$105,456
Strativa	2,842	1,363	1,927	(43,898)
Total operating (loss) income	$(7,499)	$82,771	$1,110	$61,558
Interest income	20	140	56	276
Interest expense	(23,612)	(3,069)	(47,648)	(6,163)
Loss on debt extinguishment	—	—	(7,335)	—
(Benefit) provision for income taxes	(9,300)	28,565	(17,280)	33,117
Net (loss) income	$(21,791)	$51,277	$(36,537)	$22,554

The financial data for the two business segments are as follows ($ amounts in thousands):

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Revenues:
Par Pharmaceutical	$227,312	$743,360	$834,592	$916,930
Strativa	18,827	60,508	91,546	91,944
Total revenues	$246,139	$803,868	$926,138	$1,008,874

Gross margin:
Par Pharmaceutical	33,776	296,338	320,313	305,716
Strativa	11,669	46,012	66,431	67,815
Total gross margin	$45,445	$342,350	$386,744	$373,531

Operating (loss) income:
Par Pharmaceutical	(25,938)	116,591	(10,973)	169,882
Strativa	(3,825)	(57,151)	(39,620)	(36,961)
Total operating (loss) income	($29,763)	$59,440	($50,593)	$132,921
Gain (loss) on marketable securities and other investments, net	—	—	237	3,459
Gain on bargain purchase	5,500	—	—	—
Interest income	50	424	736	1,257
Interest expense	(25,985)	(9,159)	(2,676)	(2,905)
(Benefit) provision for income taxes	(17,682)	29,447	(5,996)	41,980
(Loss) income from continuing operations	($32,516)	$21,258	($46,300)	$92,752

Schedule of Total Revenues of Top Selling Products
Total revenues of our top selling products were as follows ($ amounts in thousands):

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
Product	(Successor)	(Predecessor)	(Successor)	(Predecessor)
Par Pharmaceutical
Budesonide (Entocort® EC)	$45,027	$33,513	$95,430	$71,497
Propafenone (Rythmol SR®)	17,337	17,888	34,496	36,980
Metoprolol succinate ER (Toprol-XL®)	13,527	48,953	32,929	110,718
Bupropion ER (Wellbutrin®)	11,565	12,010	19,817	23,364
Lamotrigine (Lamictal XR®)	10,535	—	30,646	—
Other (1)	108,928	153,950	259,625	269,528
Other product related revenues (2)	8,196	6,795	14,974	12,189
Total Par Pharmaceutical Revenues	$215,115	$273,109	$487,917	$524,276

Strativa
Megace® ES	$11,018	$14,212	$21,553	$26,390
Nascobal® Nasal Spray	6,801	5,380	13,003	11,312
Other	(236)	(109)	(479)	131
Other product related revenues (2)	971	1,741	1,871	3,696
Total Strativa Revenues	$18,554	$21,224	$35,948	$41,529

(1)
The further detailing of revenues of the other approximately 50 generic drugs was not considered significant to the overall disclosure due to the lower volume of revenues associated with each of these generic products. No single product in the other category was significant to total generic revenues for the six-month periods ended June 30, 2013 and 2012.

(2)	Other product related revenues represents licensing and royalty related revenues from profit sharing agreements.

Total revenues of our top selling products were as follows ($ amounts in thousands):

	For the Period		For the Year Ended
Product	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Par Pharmaceutical
Budesonide (Entocort® EC)	$36,710	$103,762	$70,016	$0
Metoprolol succinate ER (Toprol-XL®)	31,287	154,216	250,995	473,206
Propafenone (Rythmol SR®)	19,623	53,825	69,835	—
Chlorpheniramine/Hydrocodone (Tussionex®)	17,403	30,706	39,481	17,479
Modafinil (Provigil®)	16,956	88,831	—	—
Other (1)	97,182	293,434	374,288	410,002
Other product related revenues (2)	8,151	18,586	29,977	16,243
Total Par Pharmaceutical Revenues	$227,312	$743,360	$834,592	$916,930

Strativa
Megace® ES	$10,910	$38,322	$58,172	$60,879
Nascobal® Nasal Spray	7,138	17,571	21,399	17,715
Other	130	130	3,309	1,350
Other product related revenues (2)	649	4,485	8,666	12,000
Total Strativa Revenues	$18,827	$60,508	$91,546	$91,944

(1)
The further detailing of revenues of the other approximately 50 generic drugs was not considered significant to the overall disclosure due to the lower volume of revenues associated with each of these generic products. No single product in the other category is in excess of 5% of total generic revenues for the period from September 29, 2012 to December 31, 2012 (Successor) or for the period from January 1, 2012 to September 28, 2012 (Predecessor).

(2)	Other product related revenues represents licensing and royalty related revenues from profit sharing agreements.

Restructuring Costs (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Restructuring and Related Activities [Abstract]
Schedule of Restructuring Costs
($ amounts in thousands)

Restructuring Activities	Initial Charge	Cash Payments	Non-Cash Charge Related to Inventory and/or Intangible Assets	Reversals, Reclass or Transfers	Liabilities at June 30, 2013
Severance and employee benefits to be paid in cash	$1,413	$(906)	$—	$(4)	$503
Asset impairments and other	403	—	(403)	—	—
Total restructuring costs line item	$1,816	$(906)	$(403)	$(4)	$503

The following table summarizes the activity for 2011 and the remaining related restructuring liabilities balance (included in accrued expenses and other current liabilities on the consolidated balance sheet) as of December 31, 2011 ($ amounts in thousands):

Restructuring Activities	Initial Charge	Cash Payments	Non-Cash Charge Related to Inventory and/or Intangible Assets	Reversals, Reclass or Transfers	Liabilities at December 31, 2011
Intangible asset impairments	$24,226	$—	($24,226)	$—	$—
Severance and employee benefits to be paid in cash	1,556	(1,556)	—	—	—
Sample inventory write-down and other	1,204	—	(1,204)	—	—
Total restructuring costs line item	$26,986	($1,556)	($25,430)	$—	$—
Commercial inventory write-down classified as cost of goods sold	674	—	(674)	—	—
Total	$27,660	($1,556)	($26,104)	$—	$—

Unaudited Selected Quarterly Financial Data (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Summary of Selected Quarterly Financial Data
Unaudited selected quarterly financial data for 2012 and 2011 are summarized below ($ amounts in thousands):

			Third Quarter
(in thousands) Fiscal 2012	First Quarter	Second Quarter	July 1, 2012 to September 28, 2012	September 29, 2012 to September 30, 2012	Fourth Quarter
	(Predecessor)	(Predecessor)	(Predecessor)	(Successor)	(Successor)
Total revenues	$271,472	$294,333	$238,063	$10,689	$235,450
Gross margin	97,846	143,154	101,350	3,627	41,818
Total operating expenses	119,059	60,383	103,468	288	74,920
Operating (loss) income	(21,213)	82,771	(2,118)	3,339	(33,102)
(Loss) income from continuing operations	($28,696)	$51,305	($1,351)	$1,588	($34,104)
(Loss) income from discontinued operations	(27)	(28)	(28)	—	(29)
Net (loss) income	($28,723)	$51,277	($1,379)	$1,588	($34,133)

Fiscal 2011	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Predecessor)	(Predecessor)	(Predecessor)	(Predecessor)
Total revenues	$232,952	$224,188	$215,357	$253,641
Gross margin	109,652	99,026	85,104	92,962
Total operating expenses	248,215	81,219	45,372	62,656
Operating income	(138,563)	17,807	39,732	30,431
(Loss) income from continuing operations	($108,844)	$9,180	$22,055	$31,309
(Loss) income from discontinued operations	(127)	(127)	(127)	20,536
Net (loss) income	($108,971)	$9,053	$21,928	$51,845

Notes to Consolidated Financial Statements (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended	12 Months Ended	0 Months Ended
	Jun. 30, 2013 segment	Dec. 31, 2012 segment	Feb. 17, 2012 Edict Acquisition [Member]	Nov. 06, 2012 Watson/Actavis Divestiture Products [Member] drug_application product
Business Acquisition [Line Items]
Number of business segments	2	2
Aggregate consideration			$ 36,600	$ 110,000
Number of generic products with marketing rights acquired through merger (products)				5
Number of abbreviated new drug applications awaiting regulatory approval (drug applications)				8

Summary of Significant Accounting Policies (Narrative) (Details) (USD $)	6 Months Ended	12 Months Ended	0 Months Ended	12 Months Ended						3 Months Ended	6 Months Ended	3 Months Ended		6 Months Ended	9 Months Ended	12 Months Ended		9 Months Ended	12 Months Ended
	Jun. 30, 2013 segment	Dec. 31, 2012 segment	Sep. 28, 2012 Sky Growth Merger [Member]	Dec. 31, 2012 Computer software [Member] Minimum [Member]	Dec. 31, 2012 Computer software [Member] Maximum [Member]	Jun. 30, 2013 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Dec. 31, 2012 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Sep. 28, 2012 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Sep. 28, 2012 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member] Sky Growth Merger [Member]	Dec. 31, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member] Sky Growth Merger [Member]	Dec. 31, 2012 Successor [Member] Watson/Actavis Divestiture Products [Member]	Jun. 30, 2012 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member] Sky Growth Merger [Member]	Dec. 31, 2011 Predecessor [Member] Sky Growth Merger [Member]	Dec. 31, 2010 Predecessor [Member] Sky Growth Merger [Member]
Accounting Policies [Line Items]
Debt interest rate (percent)						7.38%	7.38%	7.38%	7.38%
Net product sales, cash collected										$ 258,000,000					$ 854,000,000	$ 941,000,000	$ 1,098,000,000
Cash purchase of equity			1,908,725,000								0	1,908,725,000	110,000,000	24,686,000				0	0	0
Inventory fair value adjustment												6,557,000						28,100,000
Property, plant and equipment estimated useful lives (years)				3 years	7 years
Distribution costs										1,000,000					2,300,000	2,500,000	2,500,000
Number of business segments	2	2
Debt issuance costs										$ 2,829,000					$ 1,876,000	$ 1,400,000	$ 304,000

Summary of Significant Accounting Policies (Schedule of Estimated Useful Lives of Plant, Property, and Equipment) (Details)	12 Months Ended
Dec. 31, 2012
Buildings [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment estimated useful lives (years)	10 years
Buildings [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment estimated useful lives (years)	40 years
Machinery and equipment [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment estimated useful lives (years)	3 years
Machinery and equipment [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment estimated useful lives (years)	15 years
Office equipment, furniture and fixtures [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment estimated useful lives (years)	3 years
Office equipment, furniture and fixtures [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment estimated useful lives (years)	7 years
Computer software and hardware [Member] | Minimum [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment estimated useful lives (years)	3 years
Computer software and hardware [Member] | Maximum [Member]
Property, Plant and Equipment [Line Items]
Property, plant and equipment estimated useful lives (years)	7 years

Basis of Presentation Basis of Presentation (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Prior period reclassification adjustment	$ 28	$ 55

Sky Growth Merger (Narrative) (Details) (USD $)	0 Months Ended					0 Months Ended	12 Months Ended	0 Months Ended	3 Months Ended	6 Months Ended	3 Months Ended	0 Months Ended
	Sep. 28, 2012 Term Loan [Member] 7 Year Senior Secured Term Loan Facility [Member]	Sep. 28, 2012 Revolving Credit Facility [Member] 5 Year Senior Secured Revolving Credit Facility [Member]	Jun. 30, 2013 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Dec. 31, 2012 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Sep. 28, 2012 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Sep. 28, 2012 Sky Growth Merger [Member]	Dec. 31, 2012 Sky Growth Merger [Member]	Sep. 28, 2012 Sky Growth Merger [Member] Manager [Member]	Jun. 30, 2013 Sky Growth Merger [Member] Manager [Member] Selling, general and administrative [Member]	Jun. 30, 2013 Sky Growth Merger [Member] Manager [Member] Selling, general and administrative [Member]	Dec. 31, 2012 Sky Growth Merger [Member] Manager [Member] Successor [Member] Selling, general and administrative [Member]	Sep. 28, 2012 Sky Growth Merger [Member] Term Loan [Member] 7 Year Senior Secured Term Loan Facility [Member]	Sep. 28, 2012 Sky Growth Merger [Member] Revolving Credit Facility [Member] 5 Year Senior Secured Revolving Credit Facility [Member]	Sep. 28, 2012 Sky Growth Merger [Member] Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]
Business Acquisition [Line Items]
Merger stock conversion (dollars per share)						$ 50
Acquired ownership percentage (percent)						100.00%
Debt term (years)	7 years	5 years										7 years
Line of credit, maximum borrowing capacity		$ 150,000,000											$ 150,000,000
Debt interest rate (percent)			7.38%	7.38%	7.38%									7.38%
Maximum valuation adjustment period (years)						1 year
Adjustment to pro forma revenue, merger-related costs							28,235,000
Transaction costs								20,000,000
Management services expenses, percentage of EBITDA (percent)								1.00%
Management services expenses, maximum annual expenses								4,000,000
Management services expenses									$ 533,000	$ 1,394,000	$ 675,000

Sky Growth Merger (Sources and Uses of Funds for Merger) (Details) (Sky Growth Merger [Member], USD $) In Thousands, unless otherwise specified	0 Months Ended
Sep. 28, 2012
Sky Growth Merger [Member]
Sources:
Senior secured term loan	$ 1,055,000
7.375% Senior notes	490,000
Sponsor equity contribution	690,000
Company cash on hand	144,791
Total source of funds	2,379,791
Uses:
Cash purchase of equity	1,908,725
Prior debt and accrued interest	337,704
Total purchase price	2,246,429
Transaction costs	133,362
Total use of funds	$ 2,379,791

Sky Growth Merger (Allocation of Purchase Price) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Sky Growth Merger [Member]	Sep. 28, 2012 Sky Growth Merger [Member]
Business Combination, Recognized Identifiable Assets Acquired and Liabilities Assumed, Assets [Abstract]
Cash on hand					$ 278,879
Accounts receivable, net					113,902
Inventories					118,704
Property, plant and equipment, net					129,416
Intangible assets					1,303,300
Other current and non-current assets					83,493
Total identifiable assets					2,027,694
Business Combination, Recognized Identifiable Assets Acquired and Liabilities Assumed, Liabilities [Abstract]
Accounts payable					36,304
Payables due to distribution agreement partners					55,983
Accrued government pricing liabilities					43,010
Accrued legal settlements					58,917
Other current liabilities					89,231
Other long-term liabilities					13,568
Deferred income taxes					334,904
Total liabilities assumed					631,917
Net identifiable assets acquired					1,395,777
Goodwill	850,652	850,652	0	850,652	850,652
Total purchase price allocation					$ 2,246,429

Sky Growth Merger (Supplemental Pro Forma Information) (Details) (Sky Growth Merger [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Sky Growth Merger [Member]
Business Acquisition [Line Items]
Total revenues	$ 1,050,007	$ 926,138
Loss from continuing operations	$ (84,305)	$ (245,466)

Acquisition of Divested Products from the Watson/Actavis Merger (Narrative) (Details) (Watson/Actavis Divestiture Products [Member], USD $) In Thousands, unless otherwise specified	0 Months Ended	2 Months Ended
	Nov. 06, 2012 product drug_application	Dec. 31, 2012 Successor [Member]	Nov. 06, 2012 Successor [Member] drug_application product
Business Acquisition [Line Items]
Number of generic products with marketing rights acquired through merger (products)	5		5
Number of abbreviated new drug applications awaiting regulatory approval (drug applications)	8		8
Purchase price	$ 110,000
Supply agreement term (years)	3 years
Net sales		13,387
Tax basis of assets acquired	$ 110,000

Acquisition of Divested Products from the Watson/Actavis Merger (Allocation of Purchase Price) (Details) (Watson/Actavis Divestiture Products [Member], USD $) In Thousands, unless otherwise specified	0 Months Ended		12 Months Ended
	Nov. 06, 2012	Nov. 06, 2012 IPR&D [Member]	Dec. 31, 2012 Developed products [Member]	Nov. 06, 2012 Developed products [Member]
Business Acquisition [Line Items]
Intangible asset related to developed products				$ 101,200
Intangible asset related to IPR&D products		14,300
Useful life of intangible assets			7 years
Total identifiable assets	115,500
Purchase price	110,000
Gain on bargain purchase	$ 5,500

Acquisition of Divested Products from the Watson/Actavis Merger (Supplemental Pro forma Information) (Details) (Watson/Actavis Divestiture Products [Member], USD $)
In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Watson/Actavis Divestiture Products [Member]
Business Acquisition [Line Items]
Total revenues	$ 1,125,461	$ 1,014,979
Income (loss) from continuing operations	$ 5,364	$ (26,729)

Edict Acquisition (Narrative) (Details) (Edict Acquisition [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended	3 Months Ended	7 Months Ended
	Dec. 31, 2012	Dec. 31, 2012 Successor [Member]	Sep. 28, 2012 Predecessor [Member]
Business Acquisition [Line Items]
(Loss) from continuing operations		$ (1,931)	$ (2,749)
Finite-lived intangible assets fair value adjustment	750
Adjustment to pro forma revenue, merger-related costs	$ 2,880

Edict Acquisition (Consideration Transferred) (Details) (Edict Acquisition [Member], USD $) In Thousands, unless otherwise specified	0 Months Ended		10 Months Ended	16 Months Ended
	Feb. 17, 2012		Dec. 31, 2012	Jun. 30, 2013	Jun. 30, 2013
Edict Acquisition [Member]
Business Acquisition [Line Items]
Cash purchase of equity	$ 20,659
Contingent purchase price liabilities	11,641	[1],[2]
Cash paid for assumed indebtedness	4,300
Total purchase price	36,600
Contingent liability, payment period (years)	18 months
Payments of contingent liabilities			$ 9,908	$ 9,908	$ 9,908

[1]	Contingent purchase price liabilities represent subsequent milestone payments related to successful FDA inspection of the Par Formulations manufacturing facility and Abbreviated New Drug Application (“ANDA”) filings. All contingent purchase price liabilities are expected to be paid within 18 months of the acquisition date. Through June 30, 2013, we had paid $9,908 thousand of the contingent purchase price liabilities.
[2]	Contingent purchase price liabilities represent subsequent milestone payments related to successful FDA inspection of the Par Formulations manufacturing facility and ANDA filings. All contingent purchase price liabilities are expected to be paid within 18 months of the acquisition date. Through December 31, 2012, we had paid $9,908 thousand of the contingent purchase price liabilities.

Edict Acquisition (Fair Value Estimate of Assets Acquired and Liabilities Assumed) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Feb. 17, 2012 Edict Acquisition [Member]
Business Combination, Recognized Identifiable Assets Acquired and Liabilities Assumed, Assets [Abstract]
Cash and cash equivalents				$ 273
Inventories				192
Prepaid expenses and other current assets				1,143
Property, plant and equipment				5,370
Intangible assets				1,850
Total identifiable assets				8,828
Business Combination, Recognized Identifiable Assets Acquired and Liabilities Assumed, Liabilities [Abstract]
Accounts payable				995
Accrued expenses and other current liabilities				200
Deferred tax liabilities				938
Total liabilities assumed				2,133
Net identifiable assets acquired				6,695
Goodwill	850,652	850,652	0	29,905
Total purchase price allocation				$ 36,600

Edict Acquisition (Supplemental Pro forma Information) (Details) (Edict Acquisition [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Edict Acquisition [Member]
Business Acquisition [Line Items]
Total revenues	$ 1,050,007	$ 926,138
Loss from continuing operations	$ (9,707)	$ (50,476)

Anchen Acquisition (Narrative) (Details) (Anchen Acquisition [Member], USD $) In Thousands, unless otherwise specified	0 Months Ended	1 Months Ended	3 Months Ended	12 Months Ended
	Nov. 17, 2011	Dec. 31, 2011	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2009
Business Acquisition [Line Items]
Purchase price	$ 412,753
Acquisition post-closing adjustment, amounts collected from Anchen securityholders			3,786
Total revenues		12,932
(Loss) from continuing operations		(3,642)
Maximum valuation adjustment period (years)	1 year
Finite-lived intangible assets fair value adjustment					94,100
Inventory fair value adjustment					9,200
Prior debt and accrued interest					350,000
Adjustment to pro forma revenue, merger-related costs				25,396
Selling, general and administrative [Member]
Business Acquisition [Line Items]
Transaction costs		8,264		8,264
Selling, general and administrative [Member] | Investment Bank Fees [Member]
Business Acquisition [Line Items]
Transaction costs		5,013		5,013
Selling, general and administrative [Member] | Accounting Fees [Member]
Business Acquisition [Line Items]
Transaction costs		1,628		1,628
Selling, general and administrative [Member] | Legal Fees [Member]
Business Acquisition [Line Items]
Transaction costs		1,348		1,348
Selling, general and administrative [Member] | Other Fees [Member]
Business Acquisition [Line Items]
Transaction costs		$ 275		$ 275

Anchen Acquisition (Consideration Transferred) (Details) (Anchen Acquisition [Member], USD $) In Thousands, unless otherwise specified	0 Months Ended
Nov. 17, 2011
Anchen Acquisition [Member]
Business Acquisition [Line Items]
Cash paid for equity	$ 410,000
Cash paid to settle benefit liabilities for two former Anchen executives	2,000
Cash paid for estimated net working capital	753
Total purchase price	$ 412,753

Anchen Acquisition (Fair Value Estimate of Assets Acquired and Liabilities Assumed) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2011 Anchen Acquisition [Member]	Nov. 17, 2011 Anchen Acquisition [Member]
Business Combination, Recognized Identifiable Assets Acquired and Liabilities Assumed, Assets [Abstract]
Cash and cash equivalents					$ 1,352
Accounts receivable, net					15,086
Inventories					21,479
Prepaid expenses and other current assets					1,500
Deferred income taxes					19,588
Income taxes receivable					10,621
Property, plant and equipment					27,642
Intangible assets					220,800
Other long-term assets, net					1,626
Total identifiable assets					319,694
Business Combination, Recognized Identifiable Assets Acquired and Liabilities Assumed, Liabilities [Abstract]
Current payable to former Anchen securityholders					20,620
Accounts payable					7,701
Payables due to distribution agreement partners					785
Accrued expenses and other current liabilities					8,517
Deferred tax liabilities					86,054
Other long-term liabilities					2,967
Total liabilities assumed					126,644
Net identifiable assets acquired					193,050
Goodwill	850,652	850,652	0	219,703	219,703
Total purchase price allocation					$ 412,753

Anchen Acquisition (Supplemental Pro forma Information) (Details) (Anchen Acquisition [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Anchen Acquisition [Member]
Business Acquisition [Line Items]
Total revenues	$ 1,041,988	$ 1,089,697
Income (loss) from continuing operations	$ (44,680)	$ 56,250

Available for Sale Marketable Debt Securities (Summary Amortized Cost and Estimated Fair Value) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Jun. 30, 2013 Corporate Bonds [Member]	Dec. 31, 2012 Corporate Bonds [Member]	Dec. 31, 2012 Successor [Member]	Dec. 31, 2012 Successor [Member] Corporate Bonds [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member] Corporate Bonds [Member]
Schedule of Available-for-sale Securities [Line Items]
Cost			$ 3,553	$ 11,666		$ 11,666		$ 25,680
Unrealized Gain			28	61		61		53
Unrealized (Loss)			0	0		0		(24)
Estimated Fair Value	$ 3,581	$ 11,727	$ 3,581	$ 11,727	$ 11,727	$ 11,727	$ 25,709	$ 25,709

Available for Sale Marketable Debt Securities (Summary of Contractual Maturities) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
Cost [Abstract]
Less than one year, Cost	$ 2,644	$ 8,082
Due between 1-2 years, Cost	909	2,672
Due between 2-5 years, Cost		912
Total, Cost	3,553	11,666
Estimated Fair Value [Abstract]
Less than one year, Estimated Fair Value	2,663	8,100
Due between 1-2 years, Estimated Fair Value	918	2,702
Due between 2-5 years, Estimated Fair Value		925
Estimated Fair Value	$ 3,581	$ 11,727

Fair Value Measurements (Fair Value of Assets and Liabilities Measured on Recurring Basis) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Sep. 28, 2012 Level 2 [Member] Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Jun. 30, 2013 Recurring [Member] Estimate of Fair Value Measurement [Member]	Dec. 31, 2012 Recurring [Member] Estimate of Fair Value Measurement [Member]	Jun. 30, 2013 Recurring [Member] Estimate of Fair Value Measurement [Member] Term Loan [Member] 7 Year Senior Secured Term Loan Facility [Member]	Dec. 31, 2012 Recurring [Member] Estimate of Fair Value Measurement [Member] Term Loan [Member] 7 Year Senior Secured Term Loan Facility [Member]	Jun. 30, 2013 Recurring [Member] Estimate of Fair Value Measurement [Member] Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Dec. 31, 2012 Recurring [Member] Estimate of Fair Value Measurement [Member] Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Jun. 30, 2013 Recurring [Member] Level 1 [Member]	Dec. 31, 2012 Recurring [Member] Level 1 [Member]	Jun. 30, 2013 Recurring [Member] Level 1 [Member] Term Loan [Member] 7 Year Senior Secured Term Loan Facility [Member]	Dec. 31, 2012 Recurring [Member] Level 1 [Member] Term Loan [Member] 7 Year Senior Secured Term Loan Facility [Member]	Jun. 30, 2013 Recurring [Member] Level 1 [Member] Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Dec. 31, 2012 Recurring [Member] Level 1 [Member] Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Jun. 30, 2013 Recurring [Member] Level 2 [Member]	Dec. 31, 2012 Recurring [Member] Level 2 [Member]	Jun. 30, 2013 Recurring [Member] Level 2 [Member] Term Loan [Member] 7 Year Senior Secured Term Loan Facility [Member]	Dec. 31, 2012 Recurring [Member] Level 2 [Member] Term Loan [Member] 7 Year Senior Secured Term Loan Facility [Member]	Jun. 30, 2013 Recurring [Member] Level 2 [Member] Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Dec. 31, 2012 Recurring [Member] Level 2 [Member] Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Jun. 30, 2013 Recurring [Member] Level 3 [Member]	Dec. 31, 2012 Recurring [Member] Level 3 [Member]	Jun. 30, 2013 Recurring [Member] Level 3 [Member] Term Loan [Member] 7 Year Senior Secured Term Loan Facility [Member]	Dec. 31, 2012 Recurring [Member] Level 3 [Member] Term Loan [Member] 7 Year Senior Secured Term Loan Facility [Member]	Jun. 30, 2013 Recurring [Member] Level 3 [Member] Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Dec. 31, 2012 Recurring [Member] Level 3 [Member] Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Dec. 31, 2012 Successor [Member] Recurring [Member] Estimate of Fair Value Measurement [Member]	Dec. 31, 2012 Successor [Member] Recurring [Member] Level 1 [Member]	Dec. 31, 2012 Successor [Member] Recurring [Member] Level 2 [Member]	Dec. 31, 2012 Successor [Member] Recurring [Member] Level 3 [Member]	Dec. 31, 2011 Predecessor [Member] Recurring [Member] Estimate of Fair Value Measurement [Member]	Dec. 31, 2011 Predecessor [Member] Recurring [Member] Level 1 [Member]	Dec. 31, 2011 Predecessor [Member] Recurring [Member] Level 2 [Member]	Dec. 31, 2011 Predecessor [Member] Recurring [Member] Level 3 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Corporate bonds (Note 6)			$ 3,581	$ 11,727					$ 0	$ 0					$ 3,581	$ 11,727					$ 0	$ 0					$ 11,727	$ 0	$ 11,727	$ 0	$ 25,709	$ 0	$ 25,709	$ 0
Cash equivalents			21,778	14,370					21,778	14,370					0	0					0	0					14,370	14,370	0	0	159,719	159,719	0	0
Debt	$ 484,488	$ 484,488			$ 1,054,041	$ 1,052,363	$ 499,800	$ 484,488			$ 0	$ 0	$ 0	$ 0			$ 1,054,041	$ 1,052,363	$ 499,800	$ 484,488			$ 0	$ 0	$ 0	$ 0

Fair Value Measurements (Narrative) (Details) (USD $)	Dec. 31, 2012	Feb. 17, 2012 Edict Acquisition [Member]	Dec. 31, 2012 Edict Acquisition [Member]	Jun. 30, 2013 Edict Acquisition [Member]	Jun. 30, 2013 Edict Acquisition [Member]	Jun. 30, 2012 Anchen Acquisition [Member] IPR&D [Member]	Jun. 30, 2012 Anchen Acquisition [Member] Predecessor [Member] IPR&D [Member]	Sep. 28, 2012 Anchen Acquisition [Member] Predecessor [Member] IPR&D [Member]	Jun. 30, 2013 Watson/Actavis Merger [Member] Successor [Member]	Jun. 30, 2013 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Dec. 31, 2012 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Sep. 28, 2012 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Sep. 28, 2012 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member] Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Debt interest rate (percent)										7.38%	7.38%	7.38%
Debt, fair value	$ 484,488,000												$ 484,488,000
Debt, face amount												490,000,000
Contingent liability, payment period (years)		18 months
Payments of contingent liabilities			9,908,000	9,908,000	9,908,000
Contingent purchase price liabilities		11,641,000
Asset impairment charges						$ 2,000,000	$ 2,000,000	$ 5,700,000	$ 466,000

Accounts Receivable (Narrative) (Details)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Accounts, Notes, Loans and Financing Receivable [Line Items]
Duration prior to product expiration that returns will be accepted	6 months	6 months
Duration following product expiration that returns will be accepted	12 months	12 months
Percentage of cash discounts to customers (percent)	2.00%	2.00%
Minimum [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Average shelf life of products sold	12 months	12 months
Invoice period for customers to avail cash discount, days	30 days	30 days
Process period for accounts receivable reserves and allowances, except for product returns allowance, in months	2 months	2 months
Maximum [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Average shelf life of products sold	48 months	48 months
Invoice period for customers to avail cash discount, days	90 days	90 days
Process period for accounts receivable reserves and allowances, except for product returns allowance, in months	4 months	4 months

Accounts Receivable (Schedule of Accounts Receivable) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Jun. 30, 2013 Chargebacks [Member]	Dec. 31, 2012 Chargebacks [Member]	Jun. 30, 2013 Rebates and incentive programs [Member]	Dec. 31, 2012 Rebates and incentive programs [Member]	Jun. 30, 2013 Returns [Member]	Dec. 31, 2012 Returns [Member]	Jun. 30, 2013 Cash discounts and other [Member]	Dec. 31, 2012 Cash discounts and other [Member]	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member]	Dec. 31, 2011 Successor [Member]	Jun. 30, 2013 Successor [Member] Chargebacks [Member]	Dec. 31, 2012 Successor [Member] Chargebacks [Member]	Dec. 31, 2011 Successor [Member] Chargebacks [Member]	Jun. 30, 2013 Successor [Member] Rebates and incentive programs [Member]	Dec. 31, 2012 Successor [Member] Rebates and incentive programs [Member]	Dec. 31, 2011 Successor [Member] Rebates and incentive programs [Member]	Jun. 30, 2013 Successor [Member] Returns [Member]	Dec. 31, 2012 Successor [Member] Returns [Member]	Dec. 31, 2011 Successor [Member] Returns [Member]	Jun. 30, 2013 Successor [Member] Cash discounts and other [Member]	Dec. 31, 2012 Successor [Member] Cash discounts and other [Member]	Dec. 31, 2011 Successor [Member] Cash discounts and other [Member]	Jun. 30, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2009 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member] Chargebacks [Member]	Dec. 31, 2011 Predecessor [Member] Chargebacks [Member]	Dec. 31, 2010 Predecessor [Member] Chargebacks [Member]	Dec. 31, 2009 Predecessor [Member] Chargebacks [Member]	Jun. 30, 2012 Predecessor [Member] Rebates and incentive programs [Member]	Dec. 31, 2011 Predecessor [Member] Rebates and incentive programs [Member]	Dec. 31, 2010 Predecessor [Member] Rebates and incentive programs [Member]	Dec. 31, 2009 Predecessor [Member] Rebates and incentive programs [Member]	Jun. 30, 2012 Predecessor [Member] Returns [Member]	Dec. 31, 2011 Predecessor [Member] Returns [Member]	Dec. 31, 2010 Predecessor [Member] Returns [Member]	Dec. 31, 2009 Predecessor [Member] Returns [Member]	Jun. 30, 2012 Predecessor [Member] Cash discounts and other [Member]	Dec. 31, 2011 Predecessor [Member] Cash discounts and other [Member]	Dec. 31, 2010 Predecessor [Member] Cash discounts and other [Member]	Dec. 31, 2009 Predecessor [Member] Cash discounts and other [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Gross trade accounts receivable	$ 340,205	$ 318,793										$ 318,793															$ 269,204
Deductions from trade accounts receivable			(49,760)	(41,670)	(64,655)	(59,426)	(79,081)	(68,062)	(35,580)	(26,544)	(229,076)	(195,702)	(143,164)	(49,760)	(41,670)	(20,688)	(64,655)	(59,426)	(35,132)	(79,081)	(68,062)	(58,672)	(35,580)	(26,544)	(28,672)	(155,033)	(143,164)	(108,289)	(114,272)	(28,698)	(20,688)	(19,482)	(16,111)	(44,824)	(35,132)	(23,273)	(39,938)	(60,406)	(58,672)	(48,928)	(39,063)	(21,105)	(28,672)	(16,606)	(19,160)
Allowance for doubtful accounts	0	0									0	0	(100)													(89)	(100)	(1)	(3)
Accounts receivable, net	$ 111,129	$ 123,091										$ 123,091															$ 125,940

Accounts Receivable (Schedule of Allowance for Doubtful Accounts Roll Forward) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member]	Jun. 30, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Allowance for Doubtful Accounts Receivable [Roll Forward]
Balance at beginning of period	$ 0	$ 0	$ 0	$ (100)	$ (100)	$ (1)	$ (3)
Anchen opening balance				0		(100)
Additions – charge to expense			0	85	(4)	0	(5)
Adjustments and/or deductions			0	15	15	1	7
Balance at end of period	$ 0	$ 0	$ 0	$ 0	$ (89)	$ (100)	$ (1)

Accounts Receivable (Schedule of Accounts Affected by the Estimated Provisions) (Details) (USD $)	3 Months Ended			12 Months Ended													6 Months Ended		12 Months Ended		6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	3 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended		12 Months Ended				6 Months Ended	12 Months Ended				6 Months Ended	12 Months Ended			6 Months Ended	12 Months Ended		6 Months Ended	12 Months Ended
	Dec. 31, 2010	Sep. 30, 2010	Mar. 31, 2010	Dec. 31, 2009	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2010 Office of Inspector General of the Department of Veterans Affairs [Member]	Sep. 30, 2010 Office of Inspector General of the Department of Veterans Affairs [Member]	Jun. 30, 2013 Chargebacks [Member]	Dec. 31, 2012 Chargebacks [Member]	Jun. 30, 2013 Rebates and incentive programs [Member]	Dec. 31, 2012 Rebates and incentive programs [Member]	Jun. 30, 2013 Returns [Member]	Dec. 31, 2012 Returns [Member]	Jun. 30, 2013 Cash discounts and other [Member]	Dec. 31, 2012 Cash discounts and other [Member]	Jun. 30, 2013 Successor [Member]		Dec. 31, 2012 Successor [Member]		Jun. 30, 2013 Successor [Member] Chargebacks [Member]	Dec. 31, 2012 Successor [Member] Chargebacks [Member]	Jun. 30, 2013 Successor [Member] Rebates and incentive programs [Member]	Dec. 31, 2012 Successor [Member] Rebates and incentive programs [Member]	Mar. 31, 2012 Successor [Member] Returns [Member]	Jun. 30, 2013 Successor [Member] Returns [Member]	Dec. 31, 2012 Successor [Member] Returns [Member]	Jun. 30, 2013 Successor [Member] Cash discounts and other [Member]	Dec. 31, 2012 Successor [Member] Cash discounts and other [Member]	Jun. 30, 2012 Predecessor [Member]		Dec. 31, 2011 Predecessor [Member]		Dec. 31, 2010 Predecessor [Member]		Jun. 30, 2012 Predecessor [Member] Chargebacks [Member]	Dec. 31, 2011 Predecessor [Member] Chargebacks [Member]		Dec. 31, 2010 Predecessor [Member] Chargebacks [Member]		Jun. 30, 2012 Predecessor [Member] Rebates and incentive programs [Member]	Dec. 31, 2011 Predecessor [Member] Rebates and incentive programs [Member]	Dec. 31, 2010 Predecessor [Member] Rebates and incentive programs [Member]		Jun. 30, 2012 Predecessor [Member] Returns [Member]	Dec. 31, 2011 Predecessor [Member] Returns [Member]	Dec. 31, 2010 Predecessor [Member] Returns [Member]	Jun. 30, 2012 Predecessor [Member] Cash discounts and other [Member]	Dec. 31, 2011 Predecessor [Member] Cash discounts and other [Member]	Dec. 31, 2010 Predecessor [Member] Cash discounts and other [Member]
Accounts Receivable Reserves [Roll Forward]
Beginning balance									$ (49,760,000)	$ (41,670,000)	$ (64,655,000)	$ (59,426,000)	$ (79,081,000)	$ (68,062,000)	$ (35,580,000)	$ (26,544,000)	$ (195,702,000)		$ (143,164,000)		$ (41,670,000)	$ (20,688,000)	$ (59,426,000)	$ (35,132,000)	$ (58,672,000)	$ (68,062,000)	$ (58,672,000)	$ (26,544,000)	$ (28,672,000)	$ (143,164,000)		$ (108,289,000)		$ (114,272,000)		$ (20,688,000)	$ (19,482,000)		$ (16,111,000)		$ (35,132,000)	$ (23,273,000)	$ (39,938,000)		$ (58,672,000)	$ (48,928,000)	$ (39,063,000)	$ (28,672,000)	$ (16,606,000)	$ (19,160,000)
Anchen opening balance																																10,434,000					1,633,000					1,427,000				1,748,000			5,626,000
Provision recorded for current period sales																	(528,300,000)		(841,192,000)		(287,424,000)	(442,245,000)	(126,921,000)	(216,861,000)		(24,683,000)	(33,315,000)	(89,272,000)	(148,771,000)	(375,558,000)		(519,677,000)		(454,310,000)		(205,290,000)	(261,335,000)		(217,601,000)		(96,881,000)	(121,804,000)	(123,451,000)		(15,362,000)	(30,577,000)	(24,416,000)	(58,025,000)	(105,961,000)	(88,842,000)
(Provision) reversal recorded for prior period sales		(1,100,000)	(1,300,000)														574,000		734,000		0 [1]	0 [1]	574,000	(59,000)	(1,600,000) [2]	0	1,602,000 [2]	0	(809,000)	734,000		568,000		(2,810,000)		0 [1]	0	[1]	(77,000)	[1]	(59,000)	660,000	(1,196,000)	[3]	1,602,000 [2]	265,000	437,000	(809,000)	(357,000)	(1,974,000)	[4]
Credits processed																	494,352,000		787,920,000		279,334,000	421,263,000	121,118,000	192,626,000		13,664,000	22,323,000	80,236,000	151,708,000	362,955,000		494,668,000		463,103,000		197,280,000	261,762,000		214,307,000		87,248,000	110,712,000	141,312,000		12,026,000	22,316,000	14,114,000	66,401,000	99,878,000	93,370,000
Ending balance									(49,760,000)	(41,670,000)	(64,655,000)	(59,426,000)	(79,081,000)	(68,062,000)	(35,580,000)	(26,544,000)	(229,076,000)		(195,702,000)		(49,760,000)	(41,670,000)	(64,655,000)	(59,426,000)		(79,081,000)	(68,062,000)	(35,580,000)	(26,544,000)	(155,033,000)		(143,164,000)		(108,289,000)		(28,698,000)	(20,688,000)		(19,482,000)		(44,824,000)	(35,132,000)	(23,273,000)		(60,406,000)	(58,672,000)	(48,928,000)	(21,105,000)	(28,672,000)	(16,606,000)
Accrued Liabilities [Roll Forward]
Beginning balance					(41,345,000)	(42,162,000)	(7,300,000)	(10,500,000)									(42,162,000)	[5]	(39,614,000)	[5]										(39,614,000)	[5]	(32,169,000)	[5]	(24,713,000)	[5]
Anchen opening balance																																(571,000)	[5]
Provision recorded for current period sales																	(34,461,000)	[5]	(73,973,000)	[5]										(26,909,000)	[5]	(55,853,000)	[5]	(41,427,000)	[5]
(Provision) reversal recorded for prior period sales				1,400,000													0	[5]	0	[5]										0	[5]	224,000	[5]	2,586,000	[5],[6]
Credits processed																	35,278,000	[5]	71,425,000	[5]										38,055,000	[5]	48,755,000	[5]	31,385,000	[5]
Ending balance					(41,345,000)	(42,162,000)	(7,300,000)	(10,500,000)									(41,345,000)	[5]	(42,162,000)	[5]										(28,468,000)	[5]	(39,614,000)	[5]	(32,169,000)	[5]
Payables due to distribution agreement partners					64,627,000	66,520,000	3,800,000	6,400,000											66,520,000													69,359,000
Income change in estimate	$ 2,600,000

[1]	Unless specific in nature, the amount of provision or reversal of reserves related to prior periods for chargebacks is not determinable on a product or customer specific basis; however, based upon historical analysis and analysis of activity in subsequent periods, we believe that our chargeback estimates remain reasonable.
[2]	The amount principally represents the resolution of a customer dispute in the first quarter of 2012 regarding invalid deductions taken in prior years of approximately $1,600 thousand.
[3]	During the first quarter of 2010, the Company settled a dispute with a major customer and as a result recorded an additional reserve of $1,300 thousand.
[4]	During the third quarter of 2010, the Company settled a customer dispute related to the January 2009 metoprolol price increase. As a result, the Company recorded an additional reserve of $1,100 thousand.
[5]	Includes amounts due to indirect customers for which no underlying accounts receivable exists and is principally comprised of Medicaid rebates and rebates due under other U.S. Government pricing programs, such as TriCare, and the Department of Veterans Affairs.
[6]	In December 2010, we reached a settlement related to the routine post award contract review of our contract with the Department of Veterans Affairs for the periods 2004 to 2007 with the Office of Inspector General of the Department of Veterans Affairs. We had previously accrued approximately $10,500 thousand ($6,400 thousand net of related partnership consideration) in accrued government liabilities and payables due to distribution agreement partners on our consolidated balance sheet related to this matter. We reduced this accrual to $7,300 thousand ($3,800 thousand net of related partnership consideration), based on the settlement. Accordingly, we recognized approximately $2,600 thousand of income in the fourth quarter of 2010 as a change in estimate. The 2009 change in accrued liabilities recorded for prior period sales is principally comprised of a $1,400 thousand credit from the Medicaid drug rebate program related to a positive settlement based upon the finalization of a negotiation in the third quarter of 2009 pertaining to prior years. With the exception of the foregoing factor, there were no other factors that were deemed to be material individually or in the aggregate.

Accounts Receivable (Schedule of Gross Accounts Receivable by Major Customers Type) (Details) (Customer Concentration Risk [Member], Accounts Receivable [Member])	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Jun. 30, 2013 McKesson Corporation [Member]	Dec. 31, 2012 McKesson Corporation [Member]	Jun. 30, 2013 Cardinal Health, Inc. [Member]	Dec. 31, 2012 Cardinal Health, Inc. [Member]	Jun. 30, 2013 AmerisourceBergen Corporation [Member]	Dec. 31, 2012 AmerisourceBergen Corporation [Member]	Jun. 30, 2013 CVS Caremark [Member]	Dec. 31, 2012 CVS Caremark [Member]	Jun. 30, 2013 Other Customers [Member]	Dec. 31, 2012 Other Customers [Member]	Dec. 31, 2012 Successor [Member]	Dec. 31, 2012 Successor [Member] McKesson Corporation [Member]	Dec. 31, 2012 Successor [Member] Cardinal Health, Inc. [Member]	Dec. 31, 2012 Successor [Member] AmerisourceBergen Corporation [Member]	Dec. 31, 2012 Successor [Member] CVS Caremark [Member]	Dec. 31, 2012 Successor [Member] Other Customers [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member] McKesson Corporation [Member]	Dec. 31, 2011 Predecessor [Member] Cardinal Health, Inc. [Member]	Dec. 31, 2011 Predecessor [Member] AmerisourceBergen Corporation [Member]	Dec. 31, 2011 Predecessor [Member] CVS Caremark [Member]	Dec. 31, 2011 Predecessor [Member] Other Customers [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Total gross accounts receivable (percent)	100.00%	100.00%	29.00%	27.00%	26.00%	26.00%	10.00%	13.00%	9.00%	9.00%	26.00%	25.00%	100.00%	27.00%	26.00%	13.00%	9.00%	25.00%	100.00%	25.00%	19.00%	12.00%	17.00%	27.00%

Inventories (Schedule of Inventories) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Jun. 30, 2013 Pre-Launch Inventories [Member]	Dec. 31, 2012 Pre-Launch Inventories [Member]	Dec. 31, 2012 Successor [Member]	Dec. 31, 2012 Successor [Member] Pre-Launch Inventories [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member] Pre-Launch Inventories [Member]
Inventories [Line Items]
Raw materials and supplies	$ 38,347	$ 37,457	$ 6,036	$ 4,019	$ 37,457	$ 4,019	$ 39,331	$ 7,774
Work-in-process	7,674	10,063	121	655	10,063	655	5,330	346
Finished goods	77,105	64,654	289	0	64,654	0	61,589	631
Inventories	$ 123,126	$ 112,174	$ 6,446	$ 4,674	$ 112,174	$ 4,674	$ 106,250	$ 8,751

Inventories (Schedule of Inventory Write-offs) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended		6 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Jun. 30, 2013 Successor [Member] Pre-Launch Inventories [Member]	Dec. 31, 2012 Successor [Member] Pre-Launch Inventories [Member]	Jun. 30, 2013 Successor [Member] Pre-Launch Inventories [Member]	Jun. 30, 2012 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2012 Predecessor [Member] Pre-Launch Inventories [Member]	Jun. 30, 2012 Predecessor [Member] Pre-Launch Inventories [Member]	Jun. 30, 2012 Predecessor [Member] Pre-Launch Inventories [Member]	Sep. 28, 2012 Predecessor [Member] Pre-Launch Inventories [Member]	Dec. 31, 2011 Predecessor [Member] Pre-Launch Inventories [Member]
Inventories [Line Items]
Inventory write-offs	$ 6,422	$ 2,567	$ 10,529	$ 0	$ 1,730	$ 689	$ 5,951	$ 8,570	$ 17,209	$ 7,200	$ 7,584	$ 102	$ 5,547	$ 6,507	$ 10,208	$ 1,607

Property, Plant and Equipment, net (Schedule of Property, Plant and Equipment, net) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2012 Successor [Member]	Dec. 31, 2011 Predecessor [Member]	Jun. 30, 2013 Land [Member]	Dec. 31, 2012 Land [Member]	Dec. 31, 2012 Land [Member] Successor [Member]	Dec. 31, 2011 Land [Member] Predecessor [Member]	Jun. 30, 2013 Buildings [Member]	Dec. 31, 2012 Buildings [Member]	Dec. 31, 2012 Buildings [Member] Successor [Member]	Dec. 31, 2011 Buildings [Member] Predecessor [Member]	Jun. 30, 2013 Machinery and equipment [Member]	Dec. 31, 2012 Machinery and equipment [Member]	Dec. 31, 2012 Machinery and equipment [Member] Successor [Member]	Dec. 31, 2011 Machinery and equipment [Member] Predecessor [Member]	Jun. 30, 2013 Office equipment, furniture and fixtures [Member]	Dec. 31, 2012 Office equipment, furniture and fixtures [Member]	Dec. 31, 2012 Office equipment, furniture and fixtures [Member] Successor [Member]	Dec. 31, 2011 Office equipment, furniture and fixtures [Member] Predecessor [Member]	Jun. 30, 2013 Computer software and hardware [Member]	Dec. 31, 2012 Computer software and hardware [Member]	Dec. 31, 2012 Computer software and hardware [Member] Successor [Member]	Dec. 31, 2011 Computer software and hardware [Member] Predecessor [Member]	Jun. 30, 2013 Leasehold improvements [Member]	Dec. 31, 2012 Leasehold improvements [Member]	Dec. 31, 2012 Leasehold improvements [Member] Successor [Member]	Dec. 31, 2011 Leasehold improvements [Member] Predecessor [Member]	Jun. 30, 2013 Construction in progress [Member]	Dec. 31, 2012 Construction in progress [Member]	Dec. 31, 2012 Construction in progress [Member] Successor [Member]	Dec. 31, 2011 Construction in progress [Member] Predecessor [Member]
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment, Gross	$ 146,761	$ 139,177	$ 139,177	$ 186,646	$ 4,553	$ 4,553	$ 4,553	$ 1,882	$ 29,036	$ 28,781	$ 28,781	$ 28,186	$ 53,985	$ 48,026	$ 48,026	$ 66,237	$ 5,254	$ 5,130	$ 5,130	$ 6,908	$ 20,209	$ 19,034	$ 19,034	$ 48,198	$ 24,410	$ 22,720	$ 22,720	$ 27,203	$ 9,314	$ 10,933	$ 10,933	$ 8,032
Accumulated depreciation and amortization	(18,914)	(7,547)	(7,547)	(88,856)
Property, plant and equipment, net	$ 127,847	$ 131,630	$ 131,630	$ 97,790

Property, Plant and Equipment, net (Schedule of Depreciation and Amortization Expense Related to Property, Plant and Equipment) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended	3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Jun. 30, 2012 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Property, Plant and Equipment [Line Items]
Depreciation and amortization expense	$ 5,817	$ 7,547	$ 11,705	$ 4,479	$ 8,859	$ 13,230	$ 13,214	$ 13,384

Intangible Assets, net (Narrative) (Details) (USD $)	6 Months Ended									6 Months Ended		6 Months Ended	12 Months Ended	6 Months Ended	3 Months Ended					12 Months Ended		12 Months Ended	9 Months Ended	12 Months Ended				12 Months Ended			12 Months Ended			6 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2013 Selling, general and administrative [Member]	Jun. 30, 2012 Selling, general and administrative [Member]	Jun. 30, 2013 Watson/Actavis Divestiture Products [Member]	Dec. 31, 2012 Watson/Actavis Divestiture Products [Member]	Jun. 30, 2013 Developed products [Member]	Dec. 31, 2012 Developed products [Member]	Jun. 30, 2013 IPR&D [Member]	Dec. 31, 2012 IPR&D [Member]	Jun. 30, 2013 Sky Growth Merger [Member] project	Jun. 30, 2013 Sky Growth Merger [Member] Developed products [Member]	Nov. 06, 2012 Watson/Actavis Divestiture Products [Member] drug_application product	Jun. 30, 2013 Watson/Actavis Divestiture Products [Member]	Dec. 31, 2012 Watson/Actavis Divestiture Products [Member] Developed products [Member]	Jun. 30, 2012 Anchen Acquisition [Member] IPR&D [Member]	Dec. 31, 2012 Successor [Member]	Dec. 31, 2012 Successor [Member] Watson/Actavis Divestiture Products [Member]	Dec. 31, 2012 Successor [Member] Developed products [Member]	Dec. 31, 2012 Successor [Member] IPR&D [Member]	Dec. 31, 2012 Successor [Member] Sky Growth Merger [Member] project	Dec. 31, 2012 Successor [Member] Sky Growth Merger [Member] Developed products [Member]	Nov. 06, 2012 Successor [Member] Watson/Actavis Divestiture Products [Member] product drug_application	Dec. 31, 2012 Successor [Member] Watson/Actavis Divestiture Products [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member] Assets aquired from QOL Medical LLC and MDRNA, Inc [Member]	Dec. 31, 2011 Predecessor [Member] Product purchases, rights and distribution agreements [Member]	Dec. 31, 2011 Predecessor [Member] Product purchases, rights and distribution agreements [Member] Minimum [Member]	Dec. 31, 2011 Predecessor [Member] Product purchases, rights and distribution agreements [Member] Maximum [Member]	Dec. 31, 2011 Predecessor [Member] Product Purchases, Rights and Distribution Agreements Not Yet Launched [Member]	Dec. 31, 2009 Predecessor [Member] Nascobal Nasal Spray [Member] Assets aquired from QOL Medical LLC and MDRNA, Inc [Member]	Dec. 31, 2009 Predecessor [Member] Calcitonin [Member] Assets aquired from QOL Medical LLC and MDRNA, Inc [Member]	Dec. 31, 2011 Predecessor [Member] Anchen Acquisition [Member] Developed products [Member]	Jun. 30, 2012 Predecessor [Member] Anchen Acquisition [Member] IPR&D [Member]	Sep. 28, 2012 Predecessor [Member] Anchen Acquisition [Member] IPR&D [Member]	Dec. 31, 2011 Predecessor [Member] Anchen Acquisition [Member] IPR&D [Member]	Dec. 31, 2011 Predecessor [Member] Anchen Acquisition [Member] Covenant Not to Compete [Member]
Intangible Assets, Net (Excluding Goodwill) [Line Items]
Weighted average amortization period										7 years		7 years								7 years		7 years									12 years	2 years	7 years				3 years
Number of products associated with IPR&D (projects)									86										86
Number of generic products with marketing rights acquired through merger (products)											5										5
Number of abbreviated new drug applications awaiting regulatory approval (products)											8										8
Finite-lived intangible assets, net			$ 88,659,000	$ 97,266,000	$ 461,484,000	$ 519,379,000	$ 601,320,000	$ 608,343,000								$ 97,266,000	$ 519,379,000	$ 608,343,000						$ 311,669,000		$ 42,531,000	$ 50,346,000			$ 30,600,000			$ 83,550,000			$ 126,700,000	$ 8,542,000
Amortization expense related to intangible assets	81,536,000	22,482,000													42,801,000								31,196,000	14,822,000	16,005,000											0
Cash paid to acquire rights															0								15,000,000	34,450,000	42,200,000						54,500,000
Useful life of intangible assets													7 years															2 years	15 years
Asset impairment charges														$ 2,000,000																				$ 2,000,000	$ 5,700,000

Intangible Assets, Net (Schedule of Intangible Assets, Net) (Details) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Jun. 30, 2013 Par trade name [Member]	Dec. 31, 2012 Par trade name [Member]	Jun. 30, 2013 Watson/Actavis related IPR&D [Member]	Dec. 31, 2012 Watson/Actavis related IPR&D [Member]	Jun. 30, 2013 Developed products [Member]	Dec. 31, 2012 Developed products [Member]	Jun. 30, 2013 Other product related royalty streams [Member]	Dec. 31, 2012 Other product related royalty streams [Member]	Jun. 30, 2013 IPR&D [Member]	Dec. 31, 2012 IPR&D [Member]	Jun. 30, 2013 Watson/Actavis Divestiture Products [Member]	Dec. 31, 2012 Watson/Actavis Divestiture Products [Member]	Dec. 31, 2012 Successor [Member]	Dec. 31, 2012 Successor [Member] Par trade name [Member]	Dec. 31, 2012 Successor [Member] Watson/Actavis related IPR&D [Member]	Dec. 31, 2012 Successor [Member] Developed products [Member]	Dec. 31, 2012 Successor [Member] Other product related royalty streams [Member]	Dec. 31, 2012 Successor [Member] IPR&D [Member]	Dec. 31, 2012 Successor [Member] Watson/Actavis Divestiture Products [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member] Assets acquired In Anchen Acquisition [Member]	Dec. 31, 2011 Predecessor [Member] Assets aquired from QOL Medical LLC and MDRNA, Inc [Member]	Dec. 31, 2011 Predecessor [Member] Product purchases, rights and distribution agreements [Member]
Intangible Assets, Net (Excluding Goodwill) [Line Items]
Finite-lived intangible assets, gross							$ 552,700	$ 552,700	$ 115,600	$ 115,600	$ 608,600	$ 608,600	$ 100,718	$ 101,200				$ 552,700	$ 115,600	$ 608,600	$ 101,200	$ 358,361	$ 220,800	$ 56,821	$ 80,740
Accumulated amortization	(124,321)	(42,801)					(91,216)	(33,321)	(13,766)	(5,289)	(7,280)	(257)	(12,059)	(3,934)	(42,801)			(33,321)	(5,289)	(257)	(3,934)	(46,692)	(2,008)	(14,290)	(30,394)
Finite-lived intangible assets, net							461,484	519,379	101,834	110,311	601,320	608,343	88,659	97,266				519,379	110,311	608,343	97,266	311,669	218,792	42,531	50,346
Indefinite-lived intangible assets			26,400	26,400	14,300	14,300										26,400	14,300
Intangible assets, gross	1,418,318	1,418,800													1,418,800
Intangible assets, net	$ 1,293,997	$ 1,375,999													$ 1,375,999							$ 311,669

Intangible Assets, Net (Schedule of Future Amortization Expense) (Details) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
Intangible Assets, Net (Excluding Goodwill) [Abstract]
2013		$ 194,500
2013	108,096
2014	186,929	213,339
2015	200,261	224,966
2016	201,588	205,417
2017	195,187	185,945
2018 and thereafter	375,536	325,432
Finite-lived intangible assets, net	$ 1,267,597	$ 1,349,599

Goodwill (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Jun. 30, 2013 Sky Growth Merger [Member]	Dec. 31, 2012 Sky Growth Merger [Member]	Sep. 28, 2012 Sky Growth Merger [Member]	Dec. 31, 2011 Anchen Acquisition [Member]	Nov. 17, 2011 Anchen Acquisition [Member]	Feb. 17, 2012 Edict Acquisition [Member]	Dec. 31, 2012 Successor [Member]	Sep. 28, 2012 Successor [Member]	Dec. 31, 2012 Successor [Member] Sky Growth Merger [Member]	Dec. 31, 2012 Successor [Member] Anchen Acquisition [Member]	Dec. 31, 2012 Successor [Member] Edict Acquisition [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member] Sky Growth Merger [Member]	Dec. 31, 2011 Predecessor [Member] Sky Growth Merger [Member]	Sep. 28, 2012 Predecessor [Member] Anchen Acquisition [Member]	Dec. 31, 2011 Predecessor [Member] Anchen Acquisition [Member]	Sep. 28, 2012 Predecessor [Member] Edict Acquisition [Member]	Dec. 31, 2011 Predecessor [Member] Edict Acquisition [Member]
Goodwill [Roll Forward]
Balance at beginning of period	$ 850,652	$ 850,652	$ 0	$ 850,652		$ 850,652	$ 219,703	$ 219,703	$ 29,905	$ 850,652	$ 0				$ 313,337	$ 283,432	$ 63,729
Additions				0	850,652							850,652	0	0				0	0	0	219,703	29,905	0
Balance at end of period	$ 850,652	$ 850,652	$ 0		$ 850,652	$ 850,652	$ 219,703	$ 219,703	$ 29,905	$ 850,652	$ 0				$ 313,337	$ 283,432	$ 63,729

Goodwill (Narrative) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Sep. 28, 2012 Sky Growth Merger [Member]	Jun. 30, 2013 Sky Growth Merger [Member]	Dec. 31, 2012 Sky Growth Merger [Member]	Feb. 17, 2012 Edict Acquisition [Member]	Nov. 17, 2011 Anchen Acquisition [Member]	Dec. 31, 2011 Anchen Acquisition [Member]	Dec. 31, 2004 Kali Laboratories Inc [Member]
Goodwill [Line Items]
Goodwill acquired in the period					$ 0	$ 850,652
Goodwill	850,652	850,652	0	850,652		850,652	29,905	219,703	219,703	63,729
Aggregate consideration				2,246,429			36,600	412,753
Cash purchase of equity				1,908,725			20,659	410,000		142,800
Warrants to purchase common stock (shares)										150,000
Value assigned to warrants to purchase common stock										$ 2,500

Debt (Narrative) (Details) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Sep. 28, 2012 Term Loan and Revolving Credit Facility [Member] Credit Agreement [Member]	Sep. 28, 2012 Term Loan and Revolving Credit Facility [Member] Credit Agreement [Member] LIBOR [Member]	Nov. 16, 2011 Term Loan [Member] Pre-Merger Term Loan Facility [Member]	Sep. 28, 2012 Term Loan [Member] 7 Year Senior Secured Term Loan Facility [Member]	Dec. 31, 2012 Term Loan [Member] 7 Year Senior Secured Term Loan Facility [Member]	Feb. 06, 2013 Term Loan [Member] New Term Loan [Member]	Feb. 28, 2013 Term Loan [Member] New Term Loan [Member]	Jun. 30, 2013 Term Loan [Member] New Term Loan [Member] Gain (Loss) on Extinguishment of Debt [Member]	Feb. 06, 2013 Term Loan [Member] New Term Loan [Member] LIBOR [Member]	Feb. 06, 2013 Term Loan [Member] New Term Loan [Member] Base Rate [Member]	Nov. 16, 2011 Revolving Credit Facility [Member] Pre-Merger Term Loan Facility [Member]	Sep. 28, 2012 Revolving Credit Facility [Member] 5 Year Senior Secured Revolving Credit Facility [Member]	Feb. 28, 2013 Revolving Credit Facility [Member] Extended Revolving Facility Maturing December 28, 2017 [Member]	Feb. 28, 2013 Revolving Credit Facility [Member] Extended Revolving Facility Maturing December 28, 2017 [Member] LIBOR [Member]	Feb. 28, 2013 Revolving Credit Facility [Member] Extended Revolving Facility Maturing December 28, 2017 [Member] Base Rate [Member]	Feb. 28, 2013 Revolving Credit Facility [Member] Non-Extended Portion of Revolving Facility [Member]	Jun. 30, 2013 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Dec. 31, 2012 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Sep. 28, 2012 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Sep. 28, 2012 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member] Prior to October 15, 2015, up to 40% of aggregate principal amount [Member]	Sep. 28, 2012 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member] Prior to October 13, 2015, up to 100% of aggregate principal amount [Member]	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Jun. 30, 2012 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Debt Instrument [Line Items]
Debt, face amount					$ 350,000,000	$ 1,055,000,000		$ 1,066,000,000													$ 490,000,000
Debt, variable rate floor											1.00%	2.00%
Line of credit, maximum borrowing capacity													100,000,000	150,000,000	127,500,000			22,500,000
Debt term (years)						7 years								5 years
Debt, basis spread on variable rate				1.25%							3.25%	2.25%				3.25%	2.25%
Debt effective interest rate							5.00%
Line of credit, accordion feature, additional borrowing capacity available			250,000,000
Debt interest rate (percent)																			7.38%	7.38%	7.38%
Debt percentage of principal amount redeemed																						40.00%
Debt redemption price percentage																						107.38%	100.00%
Debt minimum amount of payment default causing default																					40,000,000
Debt minimum amount of failure to pay final judgement causing default																					40,000,000
Subsidiary guarantee, ownership percentage by parent	100.00%	100.00%
Interest expense																								23,612,000	25,985,000	47,648,000	3,069,000	6,163,000	9,159,000	2,676,000	2,905,000
Debt, fair value		484,488,000
Debt, call option premium percentage								1.00%
Write off of deferred debt issuance cost										5,923,000
Write off of debt call option premium										1,412,000
Payments for debt call option premium									$ 10,500,000

Debt (Schedule of Debt) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Jun. 30, 2013 Term Loan [Member]	Dec. 31, 2012 Term Loan [Member]	Jun. 30, 2013 Revolving Credit Facility [Member]	Dec. 31, 2012 Revolving Credit Facility [Member]	Jun. 30, 2013 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Dec. 31, 2012 Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Dec. 31, 2012 Successor [Member]	Dec. 31, 2012 Successor [Member] Term Loan [Member] Pre-Merger Term Loan Facility [Member]	Dec. 31, 2012 Successor [Member] Term Loan [Member] 7 Year Senior Secured Term Loan Facility [Member]	Dec. 31, 2012 Successor [Member] Revolving Credit Facility [Member] 5 Year Senior Secured Revolving Credit Facility [Member]	Dec. 31, 2012 Successor [Member] Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member] Term Loan [Member] Pre-Merger Term Loan Facility [Member]	Dec. 31, 2011 Predecessor [Member] Term Loan [Member] 7 Year Senior Secured Term Loan Facility [Member]	Dec. 31, 2011 Predecessor [Member] Revolving Credit Facility [Member] 5 Year Senior Secured Revolving Credit Facility [Member]	Dec. 31, 2011 Predecessor [Member] Senior Notes [Member] 7.375% Senior Notes Due 2020 [Member]
Debt Instrument [Line Items]
Long-term debt		$ 1,542,363							$ 1,542,363	$ 0	$ 1,052,363	$ 0	$ 490,000	$ 345,625	$ 345,625	$ 0	$ 0	$ 0
Long-term debt	1,550,670	1,542,363	1,060,670	1,052,363	0	0	490,000	490,000
Less unamortized debt discount to senior secured term loan	(8,523)	0
Less current portion	(10,660)	(10,550)							(10,550)					(21,875)
Long-term debt	$ 1,531,487	$ 1,531,813							$ 1,531,813					$ 323,750

Debt (Schedule of Debt Maturities) (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
Long-term Debt, Fiscal Year Maturity [Abstract]
2013		$ 10,550
2014		10,550
2015		10,550
2016		10,550
2017		10,550
2018		10,550
2019		989,063
2020		490,000
Long-term debt		1,542,363
Long-term Debt, Gross, Fiscal Year Maturity [Abstract]
2013	5,330
2014	10,660
2015	10,660
2016	10,660
2017	10,660
2018	10,660
2019	1,002,040
2020	490,000
Long-term debt	$ 1,550,670	$ 1,542,363

Guarantor and Non-Guarantor Narrative Disclosure (Details)	Jun. 30, 2013	Dec. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Subsidiary guarantee, ownership percentage by parent	100.00%	100.00%

Changes in Stockholders' Equity (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Jun. 30, 2013 Common Stock [Member]	Dec. 31, 2012 Common Stock [Member]	Jun. 30, 2013 Additional Paid-In Capital [Member]	Jun. 30, 2013 Accumulated Other Comprehensive Income/(Loss) [Member]
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Beginning balance (in shares)			0	0
Beginning balance	$ 612,885	$ 645,095	$ 0	$ 0	$ 677,650	$ (10)
Unrealized loss on available for sale securities, net of tax						(21)
Compensatory arrangements					4,533	0
Other					(185)	0
Ending balance (in shares)			0	0
Ending balance	$ 612,885	$ 645,095	$ 0	$ 0	$ 681,998	$ (31)

Share-Based Compensation (Narrative) (Details) (USD $) Share data in Thousands, except Per Share data, unless otherwise specified	21 Months Ended			0 Months Ended	21 Months Ended			3 Months Ended	6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended			6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended	6 Months Ended	3 Months Ended	6 Months Ended	3 Months Ended		6 Months Ended		3 Months Ended	6 Months Ended		3 Months Ended		6 Months Ended		9 Months Ended	12 Months Ended			3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		1 Months Ended				0 Months Ended	1 Months Ended	3 Months Ended	9 Months Ended	12 Months Ended				3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		9 Months Ended	1 Months Ended	9 Months Ended
	Sep. 28, 2012	Sep. 28, 2012 Sky Growth Merger [Member]	Nov. 02, 2010 Below 4% of Three-Year CAGR [Member]	Nov. 02, 2010 Chief Executive Officer [Member]	Sep. 28, 2012 Chief Executive Officer [Member]	Nov. 02, 2010 Chief Executive Officer [Member] 4% of Three-Year CAGR [Member]	Nov. 02, 2010 Chief Executive Officer [Member] 20% of Three-Year CAGR [Member]	Dec. 31, 2012 Successor [Member] tranche	Jun. 30, 2013 Successor [Member] tranche	Jun. 30, 2013 Successor [Member] Stock Option Tranche 1 [Member]	Dec. 31, 2012 Successor [Member] Stock Option Tranche 1 [Member]	Jun. 30, 2013 Successor [Member] Stock Option Tranche 1 [Member]	Dec. 31, 2012 Successor [Member] Stock Option Tranche 2 [Member]	Jun. 30, 2013 Successor [Member] Stock Option Tranche 2 [Member] Vesting Event A [Member]	Dec. 31, 2012 Successor [Member] Stock Option Tranche 2 [Member] Vesting Event A [Member]	Jun. 30, 2013 Successor [Member] Stock Option Tranche 2 [Member] Vesting Event A [Member]	Jun. 30, 2013 Successor [Member] Stock Option Tranche 2 [Member] Vesting Event B [Member]	Dec. 31, 2012 Successor [Member] Stock Option Tranche 2 [Member] Vesting Event B [Member]	Jun. 30, 2013 Successor [Member] Stock Option Tranche 2 [Member] Vesting Event B [Member]	Dec. 31, 2012 Successor [Member] Stock Option Tranche 2 [Member] Minimum [Member] Vesting Event B [Member]	Jun. 30, 2013 Successor [Member] Stock Option Tranche 2 [Member] Minimum [Member] Vesting Event B [Member]	Dec. 31, 2012 Successor [Member] Stock Option Tranche 2 [Member] Maximum [Member] Vesting Event B [Member]	Jun. 30, 2013 Successor [Member] Stock Option Tranche 2 [Member] Maximum [Member] Vesting Event B [Member]	Jun. 30, 2013 Successor [Member] Stock Options [Member]	Dec. 31, 2012 Successor [Member] Stock Options [Member]	Jun. 30, 2013 Successor [Member] Stock Options [Member]	Jun. 30, 2013 Successor [Member] Stock Options [Member] Director [Member]	Dec. 31, 2012 Successor [Member] Rollover Stock Options [Member]	Jun. 30, 2013 Successor [Member] Rollover Stock Options [Member]	Sep. 28, 2012 Successor [Member] Rollover Stock Options [Member]	Jun. 30, 2013 Successor [Member] Restricted Stock Units (RSUs) [Member]	Dec. 31, 2012 Successor [Member] Restricted Stock Units (RSUs) [Member]	Jun. 30, 2013 Successor [Member] Restricted Stock Units (RSUs) [Member]	Jun. 30, 2013 Successor [Member] Restricted Stock Units (RSUs) [Member] Director [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member] Sky Growth Merger [Member]	Jun. 30, 2012 Predecessor [Member] Stock Options [Member]	Jun. 30, 2012 Predecessor [Member] Stock Options [Member]	Sep. 28, 2012 Predecessor [Member] Stock Options [Member]	Dec. 31, 2011 Predecessor [Member] Stock Options [Member]	Dec. 31, 2010 Predecessor [Member] Stock Options [Member]	Jun. 30, 2012 Predecessor [Member] Restricted Stock [Member]	Jun. 30, 2012 Predecessor [Member] Restricted Stock [Member]	Sep. 28, 2012 Predecessor [Member] Restricted Stock [Member]	Dec. 31, 2011 Predecessor [Member] Restricted Stock [Member]	Dec. 31, 2010 Predecessor [Member] Restricted Stock [Member]	Jan. 31, 2012 Predecessor [Member] Performance Units [Member] executive	Jan. 31, 2012 Predecessor [Member] Performance Units [Member] President [Member]	Jan. 31, 2012 Predecessor [Member] Performance Units [Member] Chief Operating Officer [Member]	Jan. 31, 2012 Predecessor [Member] Performance Units [Member] Two Senior Executives [Member]	Jan. 11, 2011 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member]	Jan. 31, 2011 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member]	Dec. 31, 2012 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member]	Sep. 28, 2012 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member]	Dec. 31, 2011 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member]	Dec. 31, 2010 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member]	Dec. 31, 2008 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member] executive company	Dec. 31, 2008 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member] Senior Executive [Member]	Jun. 30, 2012 Predecessor [Member] Cash Settled Restricted Stock Units [Member]	Jun. 30, 2012 Predecessor [Member] Cash Settled Restricted Stock Units [Member]	Sep. 28, 2012 Predecessor [Member] Cash Settled Restricted Stock Units [Member]	Dec. 31, 2011 Predecessor [Member] Cash Settled Restricted Stock Units [Member]	Dec. 31, 2010 Predecessor [Member] Cash Settled Restricted Stock Units [Member]	Sep. 28, 2012 Predecessor [Member] Restricted Stock Units (RSUs) [Member]	Jan. 31, 2012 Predecessor [Member] Restricted Stock Units (RSUs) [Member] Chief Executive Officer [Member]	Sep. 28, 2012 Predecessor [Member] Employee Stock Purchase Program [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of tranches of stock options								2	2
Award vesting period											5 years	5 years															5 years					5 years	5 years	2 years												4 years			3 years										3 years				4 years			5 years
Merger stock conversion (dollars per share)		$ 50																																				$ 50
Award vesting rights percentage											20.00%	20.00%								50.00%	50.00%	100.00%	100.00%				20.00%
Award requisite service period											5 years	5 years
Weighted average per share fair value of options granted										$ 0.67	$ 0.67	$ 0.67		$ 0.68	$ 0.68	$ 0.68	$ 0.76	$ 0.76	$ 0.76																$ 12.46	$ 15.34	$ 13.3
Options in parent exchanged for options in merger																														18,100
Expiration period	3 years																											10 years	10 years
Defined peer group used to compare company TSR																																																											12
TSR measurement period																																																											3 years
TSR percentile compared to peer group (greater than 75%)																																																											75.00%
Number of individuals receiving award																																																	2										3
Equity instruments other than options, granted																																300	65													99				25	25	25	454				339			65			137			82
Equity instruments other than options, grants in period, fair value																																																	$ 1,700,000																		$ 1,850,000
Equity instruments other than options, granted, settled in cash																																																						115
Equity instruments other than options, cash used to settle awards																																				4,133,000																		4,100,000
Expected term, years											5 years		5 years																						4 years 8 months 12 days	5 years 2 months 12 days	6 years 3 months 18 days																		3 years
Risk-free interest rate											0.90%		1.00%																						0.80%	2.20%	3.00%																		2.60%
Dividend rate											0.00%		0.00%																						0.00%	0.00%	0.00%																			0.00%
Expected volatility											75.00%		75.00%																						43.90%	44.60%	45.10%																		40.00%
Share Price																																																							$ 24.78
Employee stock purchase plan, employee discount rate from market price																																																																				5.00%
Share-based compensation expense					4,566,000																			2,242,000	2,226,000	4,476,000					24,000	14,000	58,000						968,000	2,000,000	3,000,000	4,321,000	5,845,000	1,180,000	2,452,000	3,767,000	5,509,000	7,360,000								0	0	1,740,000			480,000	1,322,000	2,321,000	1,320,000	492,000
Employment term				3 years
Eligible incentive compensation award based on CAGR			$ 0			$ 2,000,000	$ 9,000,000
Three year CAGR percentage benchmark			4.00%			4.00%	20.00%

Share-Based Compensation (Stock Option Weighted Average Assumptions) (Details)	3 Months Ended		9 Months Ended	12 Months Ended
	Dec. 31, 2012 Successor [Member] Stock Option Tranche 1 [Member]	Dec. 31, 2012 Successor [Member] Stock Option Tranche 2 [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions and Methodology [Abstract]
Risk-free interest rate	0.90%	1.00%	0.80%	2.20%	3.00%
Expected term, years	5 years	5 years	4 years 8 months 12 days	5 years 2 months 12 days	6 years 3 months 18 days
Expected volatility	75.00%	75.00%	43.90%	44.60%	45.10%
Dividend	0.00%	0.00%	0.00%	0.00%	0.00%

Share-Based Compensation (Stock Options Weighted Average Grant Date Fair Value) (Details) (USD $)	3 Months Ended		6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended		6 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2013 Successor [Member] Stock Option Tranche 1 [Member]	Dec. 31, 2012 Successor [Member] Stock Option Tranche 1 [Member]	Jun. 30, 2013 Successor [Member] Stock Option Tranche 1 [Member]	Jun. 30, 2013 Successor [Member] Stock Option Tranche 2 [Member] Vesting Event A [Member]	Dec. 31, 2012 Successor [Member] Stock Option Tranche 2 [Member] Vesting Event A [Member]	Jun. 30, 2013 Successor [Member] Stock Option Tranche 2 [Member] Vesting Event A [Member]	Jun. 30, 2013 Successor [Member] Stock Option Tranche 2 [Member] Vesting Event B [Member]	Dec. 31, 2012 Successor [Member] Stock Option Tranche 2 [Member] Vesting Event B [Member]	Jun. 30, 2013 Successor [Member] Stock Option Tranche 2 [Member] Vesting Event B [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted average per share fair value of options granted	$ 0.67	$ 0.67	$ 0.67	$ 0.68	$ 0.68	$ 0.68	$ 0.76	$ 0.76	$ 0.76	$ 12.46	$ 15.34	$ 13.3

Share-Based Compensation (Allocated Share-Based Compensation) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		9 Months Ended	12 Months Ended		9 Months Ended	12 Months Ended		9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2013 Successor [Member] Stock Options [Member]	Dec. 31, 2012 Successor [Member] Stock Options [Member]	Jun. 30, 2013 Successor [Member] Stock Options [Member]	Jun. 30, 2013 Successor [Member] Stock Options [Member] Cost of goods sold [Member]	Dec. 31, 2012 Successor [Member] Stock Options [Member] Cost of goods sold [Member]	Jun. 30, 2013 Successor [Member] Stock Options [Member] Cost of goods sold [Member]	Jun. 30, 2013 Successor [Member] Stock Options [Member] Selling, general and administrative [Member]	Dec. 31, 2012 Successor [Member] Stock Options [Member] Selling, general and administrative [Member]	Jun. 30, 2013 Successor [Member] Stock Options [Member] Selling, general and administrative [Member]	Jun. 30, 2013 Successor [Member] Restricted Stock Units (RSUs) [Member]	Dec. 31, 2012 Successor [Member] Restricted Stock Units (RSUs) [Member]	Jun. 30, 2013 Successor [Member] Restricted Stock Units (RSUs) [Member]	Jun. 30, 2013 Successor [Member] Restricted Stock Units (RSUs) [Member] Cost of goods sold [Member]	Dec. 31, 2012 Successor [Member] Restricted Stock Units (RSUs) [Member] Cost of goods sold [Member]	Jun. 30, 2013 Successor [Member] Restricted Stock Units (RSUs) [Member] Cost of goods sold [Member]	Jun. 30, 2013 Successor [Member] Restricted Stock Units (RSUs) [Member] Selling, general and administrative [Member]	Dec. 31, 2012 Successor [Member] Restricted Stock Units (RSUs) [Member] Selling, general and administrative [Member]	Jun. 30, 2013 Successor [Member] Restricted Stock Units (RSUs) [Member] Selling, general and administrative [Member]	Jun. 30, 2012 Predecessor [Member] Stock Options [Member]	Jun. 30, 2012 Predecessor [Member] Stock Options [Member]	Sep. 28, 2012 Predecessor [Member] Stock Options [Member]	Dec. 31, 2011 Predecessor [Member] Stock Options [Member]	Dec. 31, 2010 Predecessor [Member] Stock Options [Member]	Jun. 30, 2012 Predecessor [Member] Stock Options [Member] Cost of goods sold [Member]	Jun. 30, 2012 Predecessor [Member] Stock Options [Member] Cost of goods sold [Member]	Sep. 28, 2012 Predecessor [Member] Stock Options [Member] Cost of goods sold [Member]	Dec. 31, 2011 Predecessor [Member] Stock Options [Member] Cost of goods sold [Member]	Dec. 31, 2010 Predecessor [Member] Stock Options [Member] Cost of goods sold [Member]	Jun. 30, 2012 Predecessor [Member] Stock Options [Member] Selling, general and administrative [Member]	Jun. 30, 2012 Predecessor [Member] Stock Options [Member] Selling, general and administrative [Member]	Sep. 28, 2012 Predecessor [Member] Stock Options [Member] Selling, general and administrative [Member]	Dec. 31, 2011 Predecessor [Member] Stock Options [Member] Selling, general and administrative [Member]	Dec. 31, 2010 Predecessor [Member] Stock Options [Member] Selling, general and administrative [Member]	Jun. 30, 2012 Predecessor [Member] Restricted Stock [Member]	Jun. 30, 2012 Predecessor [Member] Restricted Stock [Member]	Sep. 28, 2012 Predecessor [Member] Restricted Stock [Member]	Dec. 31, 2011 Predecessor [Member] Restricted Stock [Member]	Dec. 31, 2010 Predecessor [Member] Restricted Stock [Member]	Jun. 30, 2012 Predecessor [Member] Restricted Stock [Member] Cost of goods sold [Member]	Jun. 30, 2012 Predecessor [Member] Restricted Stock [Member] Cost of goods sold [Member]	Sep. 28, 2012 Predecessor [Member] Restricted Stock [Member] Cost of goods sold [Member]	Dec. 31, 2011 Predecessor [Member] Restricted Stock [Member] Cost of goods sold [Member]	Dec. 31, 2010 Predecessor [Member] Restricted Stock [Member] Cost of goods sold [Member]	Jun. 30, 2012 Predecessor [Member] Restricted Stock [Member] Selling, general and administrative [Member]	Jun. 30, 2012 Predecessor [Member] Restricted Stock [Member] Selling, general and administrative [Member]	Sep. 28, 2012 Predecessor [Member] Restricted Stock [Member] Selling, general and administrative [Member]	Dec. 31, 2011 Predecessor [Member] Restricted Stock [Member] Selling, general and administrative [Member]	Dec. 31, 2010 Predecessor [Member] Restricted Stock [Member] Selling, general and administrative [Member]	Sep. 28, 2012 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member]	Dec. 31, 2011 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member]	Dec. 31, 2010 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member]	Sep. 28, 2012 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member] Cost of goods sold [Member]	Dec. 31, 2011 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member] Cost of goods sold [Member]	Dec. 31, 2010 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member] Cost of goods sold [Member]	Sep. 28, 2012 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member] Selling, general and administrative [Member]	Dec. 31, 2011 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member] Selling, general and administrative [Member]	Dec. 31, 2010 Predecessor [Member] Restricted Stock with Market Vesting Conditions [Member] Selling, general and administrative [Member]	Jun. 30, 2012 Predecessor [Member] Cash Settled Restricted Stock Units [Member]	Jun. 30, 2012 Predecessor [Member] Cash Settled Restricted Stock Units [Member]	Sep. 28, 2012 Predecessor [Member] Cash Settled Restricted Stock Units [Member]	Dec. 31, 2011 Predecessor [Member] Cash Settled Restricted Stock Units [Member]	Dec. 31, 2010 Predecessor [Member] Cash Settled Restricted Stock Units [Member]	Jun. 30, 2012 Predecessor [Member] Cash Settled Restricted Stock Units [Member] Cost of goods sold [Member]	Jun. 30, 2012 Predecessor [Member] Cash Settled Restricted Stock Units [Member] Cost of goods sold [Member]	Sep. 28, 2012 Predecessor [Member] Cash Settled Restricted Stock Units [Member] Cost of goods sold [Member]	Dec. 31, 2011 Predecessor [Member] Cash Settled Restricted Stock Units [Member] Cost of goods sold [Member]	Dec. 31, 2010 Predecessor [Member] Cash Settled Restricted Stock Units [Member] Cost of goods sold [Member]	Jun. 30, 2012 Predecessor [Member] Cash Settled Restricted Stock Units [Member] Selling, general and administrative [Member]	Jun. 30, 2012 Predecessor [Member] Cash Settled Restricted Stock Units [Member] Selling, general and administrative [Member]	Sep. 28, 2012 Predecessor [Member] Cash Settled Restricted Stock Units [Member] Selling, general and administrative [Member]	Dec. 31, 2011 Predecessor [Member] Cash Settled Restricted Stock Units [Member] Selling, general and administrative [Member]	Dec. 31, 2010 Predecessor [Member] Cash Settled Restricted Stock Units [Member] Selling, general and administrative [Member]
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Total, pre-tax	$ 2,242	$ 2,226	$ 4,476	$ 224	$ 223	$ 447	$ 2,018	$ 2,003	$ 4,029	$ 24	$ 14	$ 58	$ 2	$ 1	$ 5	$ 22	$ 13	$ 53	$ 968	$ 2,000	$ 3,000	$ 4,321	$ 5,845	$ 97	$ 200	$ 300	$ 432	$ 522	$ 871	$ 1,800	$ 2,700	$ 3,889	$ 5,323	$ 1,180	$ 2,452	$ 3,767	$ 5,509	$ 7,360	$ 118	$ 245	$ 377	$ 551	$ 666	$ 1,062	$ 2,207	$ 3,390	$ 4,958	$ 6,694	$ 0	$ 0	$ 1,740	$ 0	$ 0	$ 174	$ 0	$ 0	$ 1,566	$ 480	$ 1,322	$ 2,321	$ 1,320	$ 492	$ 48	$ 132	$ 232	$ 132	$ 49	$ 432	$ 1,190	$ 2,089	$ 1,188	$ 443
Tax effect of share-based compensation	(830)	(824)	(1,656)							(9)	(5)	(21)							(358)	(740)	(1,110)	(1,599)	(2,211)											(437)	(907)	(1,394)	(2,038)	(2,797)											0	0	(661)							(178)	(489)	(859)	(488)	(187)
Total, net of tax	$ 1,412	$ 1,402	$ 2,820							$ 15	$ 9	$ 37							$ 610	$ 1,260	$ 1,890	$ 2,722	$ 3,634											$ 743	$ 1,545	$ 2,373	$ 3,471	$ 4,563											$ 0	$ 0	$ 1,079							$ 302	$ 833	$ 1,462	$ 832	$ 305

Share-Based Compensation (Summary of Stock Option Activity) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended	6 Months Ended	3 Months Ended	6 Months Ended	3 Months Ended	6 Months Ended	9 Months Ended
	Dec. 31, 2012 Successor [Member] Stock Option Tranche 1 [Member]	Jun. 30, 2013 Successor [Member] Stock Option Tranche 1 [Member]	Dec. 31, 2012 Successor [Member] Stock Option Tranche 2 [Member]	Jun. 30, 2013 Successor [Member] Stock Option Tranche 2 [Member]	Dec. 31, 2012 Successor [Member] Rollover Stock Options [Member]	Jun. 30, 2013 Successor [Member] Rollover Stock Options [Member]	Sep. 28, 2012 Predecessor [Member]
Shares:
Beginning balance	0	21,630	0	21,630	18,100	17,893	2,286
Granted	21,930	500	21,930	0	0	0	310
Exercised	0	0	0	0	(207)	(542)	(1,659)
Forfeited	(300)	(300)	(300)	(300)	0	0	(937)
Ending balance	21,630	21,830	21,630	21,330	17,893	17,351	0
Exercisable	0	0	0	0	17,893	17,351
Expected to vest	19,791	20,084	19,791	19,517
Weighted Average Exercise Price (in dollars per share):
Beginning balance	$ 0	$ 1	$ 0	$ 1	$ 0.25	$ 0.25	$ 30.11
Granted	$ 1	$ 1	$ 1	$ 0	$ 0	$ 0	$ 32.97
Exercised	$ 0	$ 0		$ 0	$ 0.25	$ 0.25	$ 25.61
Forfeited	$ 1	$ 1	$ 1	$ 1	$ 0	$ 0	$ 39.12
Ending balance	$ 1	$ 1	$ 1	$ 1	$ 0.25	$ 0.25	$ 0
Exercisable	$ 0	$ 0	$ 0	$ 0	$ 0.25	$ 0.25
Expected to vest	$ 1	$ 1	$ 1	$ 1
Weighted Average Remaining Life, Outstanding	4 years 9 months 18 days	9 years 6 months	4 years 9 months 18 days	9 years 6 months	4 years 8 months 12 days	4 years 2 months 12 days	0 years
Weighted Average Remaining Life, Exercisable	0 years	0 years	0 years	0 years	0 years	4 years 2 months 12 days
Weighted Average Remaining Life, Expected to vest	4 years 9 months 18 days	9 years 6 months		9 years 6 months
Aggregate Intrinsic Value, Ending Balance	$ 0	$ 0	$ 0	$ 0	$ 13,420	$ 13,013	$ 0
Aggregate Intrinsic Value, Exercisable	0	0	0	0	13,420	13,013
Aggregate Intrinsic Value, Vested and expected to vest	$ 0	$ 0	$ 0	$ 0

Share-Based Compensation (Total Fair Value of Shares Vested) (Details) (Predecessor [Member], USD $) In Thousands, unless otherwise specified	9 Months Ended	12 Months Ended
	Sep. 28, 2012	Dec. 31, 2011	Dec. 31, 2010
Predecessor [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested in Period, Fair Value	$ 3,125	$ 4,186	$ 5,965

Share-Based Compensation (Summary of Restricted Stock Activity and Restricted Stock Unit Activity) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended	6 Months Ended	9 Months Ended
	Dec. 31, 2012 Successor [Member] Restricted Stock Units (RSUs) [Member]	Jun. 30, 2013 Successor [Member] Restricted Stock Units (RSUs) [Member]	Sep. 28, 2012 Predecessor [Member] Restricted Stock [Member]	Sep. 28, 2012 Predecessor [Member] Cash Settled Restricted Stock Units [Member]	Sep. 28, 2012 Predecessor [Member] Restricted Stock Units (RSUs) [Member]
Shares:
Beginning Balance	0	300	281	149	69
Granted	300	65	99	137	82
Vested	0	0	(370)	(40)	(128)
Forfeited	0	0	(10)	(246)	(23)
Ending Balance	300	365	0	0	0
Weighted Average Grant Price (in dollars per share):
Beginning Balance	$ 0	$ 1	$ 24.28	$ 32.97	$ 36.47
Granted	$ 1	$ 1	$ 32.89	$ 33.38	$ 33.09
Vested		$ 0	$ 26.37	$ 32.55	$ 34.97
Forfeited		$ 0	$ 32	$ 62.84	$ 32.76
Ending Balance	$ 1	$ 1	$ 0	$ 0	$ 0
Aggregate Intrinsic Value	$ 300	$ 365	$ 0	$ 0	$ 0

Share-Based Compensation (Schedule of Shares Purchased by Employees Under Employee Stock Purchase Programs) (Details) (Predecessor [Member], Employee Stock Purchase Program [Member])
In Thousands, unless otherwise specified	9 Months Ended	12 Months Ended
	Sep. 28, 2012	Dec. 31, 2011	Dec. 31, 2010
Predecessor [Member] | Employee Stock Purchase Program [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Shares purchased by employees	5	12	13

Income Taxes (Narrative) (Details) (USD $)	12 Months Ended						3 Months Ended		9 Months Ended	12 Months Ended
	Dec. 31, 2012	Jun. 30, 2013 Anchen [Member] Years 2003 to 2010 [Member] state	Jun. 30, 2013 Long Term Liabilities [Member]	Jun. 30, 2013 Accrued Expenses And Other Current Liabilities [Member]	Dec. 31, 2012 Federal [Member]	Dec. 31, 2012 State [Member]	Dec. 31, 2012 Successor [Member]	Sep. 28, 2012 Successor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Dec. 31, 2009 Predecessor [Member]
Income Taxes [Line Items]
Total deferred tax assets							$ 80,135,000			$ 88,815,000
Net operating loss carry forwards					23,200,000	142,600,000
Valuation allowance gross							80,100,000
Valuation allowance							6,803,000			10,009,000
Valuation allowance gross, change in amount	71,500,000
Valuation allowance change in amount	3,200,000
Current unrecognized tax positions							12,538,000	12,119,000	12,119,000	14,409,000	31,571,000	30,023,000
Unrecognized tax benefits that would affect the effective tax rate, if recognized							8,700,000
Total amount of accrued interest and penalties resulting from unrecognized tax benefits			15,782,000	949,000			2,200,000		2,000,000	5,800,000	11,300,000
Recognized interest and penalties							40,000		400,000	400,000	600,000
Unrecognized tax position that may recognized within next twelve months							$ 900,000
Number of states under audit		2

Income Taxes (Schedule of Components of Income Tax Provision (Benefit)) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended	3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Jun. 30, 2012 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Current income tax provision (benefit):
Federal		$ 3,502				$ 21,795	$ 3,522	$ 37,205
State		176				(5,284)	(6,261)	5,253
Foreign		230				833	0	0
Current income tax (benefit) provision, Total		3,908				17,344	(2,739)	42,458
Deferred income tax (benefit) provision:
Federal		(20,660)				12,982	(7,813)	1,188
State		(930)				(829)	4,556	(1,666)
Foreign		0				(50)	0	0
Deferred income tax expense (benefit), Total		(21,590)	(21,431)		10,690	12,102	(3,257)	(478)
(Benefit) provision for income taxes	$ (9,300)	$ (17,682)	$ (17,280)	$ 28,565	$ 33,117	$ 29,447	$ (5,996)	$ 41,980
Effective tax rate	30.00%	35.00%	32.00%	36.00%	59.00%	58.00%	11.00%	31.00%

Income Taxes (Schedule of Deferred Tax Assets and (Liabilities)) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012 Successor [Member]	Dec. 31, 2011 Predecessor [Member]
Deferred tax assets:
Accounts receivable	$ 31,877	$ 25,454
Inventories	8,063	6,527
Litigation settlements and contingencies	8,257	13,135
Accrued and prepaid expenses	8,638	1,214
Net operating losses and credit carryforwards	18,539	24,502
Asset impairments	1,400	1,486
Stock options and restricted shares	801	10,189
Product contribution carryforwards	0	1,264
Other	2,560	5,044
Total deferred tax assets	80,135	88,815
Deferred tax liabilities:
Fixed assets	(23,173)	(14,381)
Intangible assets	(365,495)	(33,524)
Other	(1,096)	(909)
Total deferred tax liabilities	(389,764)	(48,814)
Less valuation allowance - Net operating losses	(6,803)	(10,009)
Net deferred tax (liability) asset	$ (316,432)	$ 29,992

Income Taxes (Schedule of Effective Income Tax Rate Reconciliation) (Details)	3 Months Ended		6 Months Ended	3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Jun. 30, 2012 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Income Taxes [Line Items]
Federal statutory tax rate		35.00%				35.00%	35.00%	35.00%
State tax – net of federal benefit		1.00%				2.00%	2.00%	3.00%
Domestic manufacturing deduction		0.00%				0.00%	0.00%	(4.00%)
Change in valuation of deferred tax assets		0.00%				0.00%	(9.00%)	0.00%
Tax contingencies		(1.00%)				(6.00%)	8.00%	(3.00%)
Non-deductible legal settlements		0.00%				17.00%	(14.00%)	0.00%
Non-deductible annual pharmaceutical manufacturers' fee		0.00%				0.00%	(5.00%)	0.00%
Non-deductible transaction costs		0.00%				8.00%	(4.00%)	0.00%
Other		0.00%				2.00%	(2.00%)	0.00%
Effective tax rate	30.00%	35.00%	32.00%	36.00%	59.00%	58.00%	11.00%	31.00%

Income Taxes (Schedule of Unrecognized Tax Benefits Roll Forward) (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended	9 Months Ended	12 Months Ended
	Dec. 31, 2012 Successor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]
Reconciliation of Unrecognized Tax Benefits [Roll Forward]
Balance at January 1	$ 12,119	$ 14,409	$ 31,571	$ 30,023
Additions based on tax positions related to the current year	419	2,337	1,779	4,487
Additions for tax positions of prior years	0	634	3,217	655
Reductions for tax positions of prior years	0	(5,261)	(5,013)	0
Reductions due to lapse of applicable statute of limitations	0	0	(16,720)	(3,394)
Settlements paid	0	0	(425)	(200)
Balance at December 31	$ 12,538	$ 12,119	$ 14,409	$ 31,571

Commitments, Contingencies and Other Matters Commitments, Contingencies and Other Matters (Details) (USD $)	12 Months Ended		0 Months Ended			2 Months Ended	0 Months Ended	3 Months Ended				3 Months Ended		0 Months Ended			12 Months Ended			3 Months Ended		6 Months Ended	3 Months Ended		6 Months Ended	9 Months Ended	12 Months Ended		9 Months Ended	12 Months Ended
	Dec. 31, 2012	Jun. 30, 2013	Jul. 30, 2013 Consolidated New Jersey Action [Member] Subsequent Event [Member]	Jul. 25, 2013 AWP Claim Brought by Louisiana [Member] Subsequent Event [Member]	Mar. 05, 2013 Strativa Marketing of Megace ES [Member] Subsequent Event [Member]	Sep. 10, 2012 Merger-Related Matters [Member] claim	Oct. 25, 2012 Merger-Related Matters [Member] Consolidated Delaware Action [Member]	Aug. 01, 2012 Merger-Related Matters [Member] Consolidated Delaware Action [Member] claim	Aug. 01, 2012 Merger-Related Matters [Member] Consolidated New Jersey Action [Member] claim	Jun. 30, 2013 Infringement of US Patent [Member] Patent Infringement Claim Brought by the Curators of the University of Missouri [Member]	Dec. 31, 2012 Infringement of US Patent [Member] Patent Infringement Claim Brought by the Curators of the University of Missouri [Member]	Jun. 30, 2013 AWP, Wholesale Acquisition Costs, Actions [Member]	Dec. 31, 2012 AWP, Wholesale Acquisition Costs, Actions [Member]	Sep. 26, 2012 AWP, Wholesale Acquisition Costs, Actions [Member] AWP Claim Brought by City of New York, New York Counties and the State of Iowa [Member]	Sep. 21, 2012 AWP, Wholesale Acquisition Costs, Actions [Member] AWP Claim Brought by Oklahoma [Member]	Dec. 31, 2012 Promotional Practices in Sales and Marketing [Member] Strativa Marketing of Megace ES [Member]	Dec. 31, 2012 Maximum [Member]	Dec. 31, 2012 Minimum [Member]	Jun. 30, 2013 Accrued Legal Settlements [Member] AWP, Wholesale Acquisition Costs, Actions [Member]	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member] Anchen [Member]	Jun. 30, 2012 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member] Anchen [Member]	Dec. 31, 2011 Predecessor [Member] Anchen [Member]	Dec. 31, 2012 100% of First 3% [Member] Anchen [Member]	Dec. 31, 2012 50% of Next 2% [Member] Anchen [Member]
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
Future minimum rental commitments total	$ 23,100,000
Future minimum rental commitments, 2013	6,000,000
Future minimum rental commitments, 2014	6,000,000
Future minimum rental commitments, 2015	5,600,000
Future minimum rental commitments, 2016	3,900,000
Future minimum rental commitments thereafter	1,600,000
Rent expense charged to operations																					1,600,000					4,800,000	4,900,000	7,200,000
Defined Contribution Plan:
Maximum annual contribution per employee, percent																	25.00%	1.00%
Employee matching contribution, percent of match	50.00%																														100.00%	50.00%
Employer matching contribution, percent of employee's gross pay	6.00%																														3.00%	2.00%
Annual vesting percentage	20.00%
Defined contribution plan expense																					200,000		146,000			900,000	1,200,000	1,200,000	381,000	50,000
Loss Contingency [Abstract]
New claims filed						9		4	3
Litigation settlement expense							525,000
Litigation settlement			8,100,000	6,000,000	45,000,000									23,000,000	884,000
Accrued legal settlements	68,976,000	26,217,000								9,000,000	9,000,000		13,917,000			46,059,000			17,217,000		68,976,000						37,800,000
Settlements and loss contingencies, net												3,300,000								3,300,000	10,059,000	3,300,000		0	45,000,000	45,000,000	190,560,000	3,762,000
Payment to Department of Justice (DOJ)																						$ 46,071,000			$ 0

Discontinued Operations - Related Party Transaction (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2011 FineTech Laboratories, Ltd. [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Discontinued operation, tax expense (benefit) recognized related to resolution of certain tax contingencies	$ (400)
Discontinued operation, tax expense (benefit) recognized related to reversal of certain contingent tax liabilities		$ 20,000

Segment Information (Schedule of Financial Data for Business Segments) (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended	12 Months Ended	0 Months Ended	3 Months Ended			6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended							6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2013 segment	Dec. 31, 2012 segment	Sep. 30, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member]	Dec. 31, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member]	Dec. 31, 2012 Successor [Member] Par Pharmaceutical [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member]	Jun. 30, 2013 Successor [Member] Strativa [Member]	Dec. 31, 2012 Successor [Member] Strativa [Member]	Jun. 30, 2013 Successor [Member] Strativa [Member]	Sep. 28, 2012 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Mar. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Sep. 30, 2011 Predecessor [Member]	Jun. 30, 2011 Predecessor [Member]	Mar. 31, 2011 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member]	Sep. 28, 2012 Predecessor [Member] Par Pharmaceutical [Member]	Dec. 31, 2011 Predecessor [Member] Par Pharmaceutical [Member]	Dec. 31, 2010 Predecessor [Member] Par Pharmaceutical [Member]	Jun. 30, 2012 Predecessor [Member] Strativa [Member]	Jun. 30, 2012 Predecessor [Member] Strativa [Member]	Sep. 28, 2012 Predecessor [Member] Strativa [Member]	Dec. 31, 2011 Predecessor [Member] Strativa [Member]	Dec. 31, 2010 Predecessor [Member] Strativa [Member]
Segment Reporting Information [Line Items]
Number of business segments	2	2
Total revenues			$ 10,689	$ 233,669	$ 235,450	$ 246,139	$ 523,865	$ 215,115	$ 227,312	$ 487,917	$ 18,554	$ 18,827	$ 35,948	$ 238,063	$ 294,333	$ 271,472	$ 253,641	$ 215,357	$ 224,188	$ 232,952	$ 565,805	$ 803,868	$ 926,138	$ 1,008,874	$ 273,109	$ 524,276	$ 743,360	$ 834,592	$ 916,930	$ 21,224	$ 41,529	$ 60,508	$ 91,546	$ 91,944
Total gross margin			3,627	58,900	41,818	45,445	130,344	46,301	33,776	105,996	12,599	11,669	24,348	101,350	143,154	97,846	92,962	85,104	99,026	109,652	241,000	342,350	386,744	373,531	127,121	209,571	296,338	320,313	305,716	16,033	31,429	46,012	66,431	67,815
Total operating (loss) income			3,339	(7,499)	(33,102)	(29,763)	1,110	(10,341)	(25,938)	(817)	2,842	(3,825)	1,927	(2,118)	82,771	(21,213)	30,431	39,732	17,807	(138,563)	61,558	59,440	(50,593)	132,921	81,408	105,456	116,591	(10,973)	169,882	1,363	(43,898)	(57,151)	(39,620)	(36,961)
Gain (Loss) on marketable securities and other investments, net						0																0	237	3,459
Gain on bargain purchase						5,500																0	0	0
Interest income				20		50	56								140						276	424	736	1,257
Interest expense				(23,612)		(25,985)	(47,648)								(3,069)						(6,163)	(9,159)	(2,676)	(2,905)
Loss on debt extinguishment				0			(7,335)								0						0
(Benefit) provision for income taxes				(9,300)		(17,682)	(17,280)								28,565						33,117	29,447	(5,996)	41,980
(Loss) income from continuing operations			1,588		(34,104)	(32,516)								(1,351)	51,305	(28,696)	31,309	22,055	9,180	(108,844)		21,258	(46,300)	92,752
Net (loss) income			$ 1,588	$ (21,791)	$ (34,133)	$ (32,545)	$ (36,537)							$ (1,379)	$ 51,277	$ (28,723)	$ 51,845	$ 21,928	$ 9,053	$ (108,971)	$ 22,554	$ 21,175	$ (26,145)	$ 92,731

Segment Information (Schedule of Total Revenues of Top Selling Products) (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended	12 Months Ended	0 Months Ended	3 Months Ended			6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended	6 Months Ended	3 Months Ended	6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended				6 Months Ended	3 Months Ended			6 Months Ended	3 Months Ended			6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended		6 Months Ended	3 Months Ended			6 Months Ended	3 Months Ended							6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	3 Months Ended	6 Months Ended	3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		9 Months Ended	12 Months Ended		9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended				3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended				3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	9 Months Ended	12 Months Ended
	Jun. 30, 2013 drug	Dec. 31, 2012 drug	Sep. 30, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member]	Dec. 31, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member]	Dec. 31, 2012 Successor [Member] Par Pharmaceutical [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member] Budesonide (Entocort EC) [Member]	Dec. 31, 2012 Successor [Member] Par Pharmaceutical [Member] Budesonide (Entocort EC) [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member] Budesonide (Entocort EC) [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member] Rizatriptan (Maxalt) [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member] Rizatriptan (Maxalt) [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member] Lamotrigine (Lamictal XR) [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member] Lamotrigine (Lamictal XR) [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member] Metoprolol Succinate ER (Toprol-XL) [Member]	Dec. 31, 2012 Successor [Member] Par Pharmaceutical [Member] Metoprolol Succinate ER (Toprol-XL) [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member] Metoprolol Succinate ER (Toprol-XL) [Member]	Dec. 31, 2012 Successor [Member] Par Pharmaceutical [Member] Propafenone (Rythmol SR) [Member]	Dec. 31, 2012 Successor [Member] Par Pharmaceutical [Member] Chlorpheniramine/Hydrocodone (Tussionex) [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member] Modafinil (Provigil) [Member]	Dec. 31, 2012 Successor [Member] Par Pharmaceutical [Member] Modafinil (Provigil) [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member] Modafinil (Provigil) [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member] Other [Member]	Dec. 31, 2012 Successor [Member] Par Pharmaceutical [Member] Other [Member]		Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member] Other [Member]	Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member] Other product related royalty streams [Member]	Dec. 31, 2012 Successor [Member] Par Pharmaceutical [Member] Other product related royalty streams [Member]		Jun. 30, 2013 Successor [Member] Par Pharmaceutical [Member] Other product related royalty streams [Member]	Jun. 30, 2013 Successor [Member] Strativa [Member]	Dec. 31, 2012 Successor [Member] Strativa [Member]	Jun. 30, 2013 Successor [Member] Strativa [Member]	Jun. 30, 2013 Successor [Member] Strativa [Member] Megace ES [Member]	Dec. 31, 2012 Successor [Member] Strativa [Member] Megace ES [Member]	Jun. 30, 2013 Successor [Member] Strativa [Member] Megace ES [Member]	Jun. 30, 2013 Successor [Member] Strativa [Member] Nascobal Nasal Spray [Member]	Dec. 31, 2012 Successor [Member] Strativa [Member] Nascobal Nasal Spray [Member]	Jun. 30, 2013 Successor [Member] Strativa [Member] Nascobal Nasal Spray [Member]	Jun. 30, 2013 Successor [Member] Strativa [Member] Other [Member]	Dec. 31, 2012 Successor [Member] Strativa [Member] Other [Member]	Jun. 30, 2013 Successor [Member] Strativa [Member] Other [Member]	Jun. 30, 2013 Successor [Member] Strativa [Member] Other product related royalty streams [Member]	Dec. 31, 2012 Successor [Member] Strativa [Member] Other product related royalty streams [Member]		Jun. 30, 2013 Successor [Member] Strativa [Member] Other product related royalty streams [Member]	Sep. 28, 2012 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Mar. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Sep. 30, 2011 Predecessor [Member]	Jun. 30, 2011 Predecessor [Member]	Mar. 31, 2011 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member]	Sep. 28, 2012 Predecessor [Member] Par Pharmaceutical [Member]	Dec. 31, 2011 Predecessor [Member] Par Pharmaceutical [Member]	Dec. 31, 2010 Predecessor [Member] Par Pharmaceutical [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member] Budesonide (Entocort EC) [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member] Budesonide (Entocort EC) [Member]	Sep. 28, 2012 Predecessor [Member] Par Pharmaceutical [Member] Budesonide (Entocort EC) [Member]	Dec. 31, 2011 Predecessor [Member] Par Pharmaceutical [Member] Budesonide (Entocort EC) [Member]	Dec. 31, 2010 Predecessor [Member] Par Pharmaceutical [Member] Budesonide (Entocort EC) [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member] Rizatriptan (Maxalt) [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member] Rizatriptan (Maxalt) [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member] Lamotrigine (Lamictal XR) [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member] Lamotrigine (Lamictal XR) [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member] Metoprolol Succinate ER (Toprol-XL) [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member] Metoprolol Succinate ER (Toprol-XL) [Member]	Sep. 28, 2012 Predecessor [Member] Par Pharmaceutical [Member] Metoprolol Succinate ER (Toprol-XL) [Member]	Dec. 31, 2011 Predecessor [Member] Par Pharmaceutical [Member] Metoprolol Succinate ER (Toprol-XL) [Member]	Dec. 31, 2010 Predecessor [Member] Par Pharmaceutical [Member] Metoprolol Succinate ER (Toprol-XL) [Member]	Sep. 28, 2012 Predecessor [Member] Par Pharmaceutical [Member] Propafenone (Rythmol SR) [Member]	Dec. 31, 2011 Predecessor [Member] Par Pharmaceutical [Member] Propafenone (Rythmol SR) [Member]	Dec. 31, 2010 Predecessor [Member] Par Pharmaceutical [Member] Propafenone (Rythmol SR) [Member]	Sep. 28, 2012 Predecessor [Member] Par Pharmaceutical [Member] Chlorpheniramine/Hydrocodone (Tussionex) [Member]	Dec. 31, 2011 Predecessor [Member] Par Pharmaceutical [Member] Chlorpheniramine/Hydrocodone (Tussionex) [Member]	Dec. 31, 2010 Predecessor [Member] Par Pharmaceutical [Member] Chlorpheniramine/Hydrocodone (Tussionex) [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member] Modafinil (Provigil) [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member] Modafinil (Provigil) [Member]	Sep. 28, 2012 Predecessor [Member] Par Pharmaceutical [Member] Modafinil (Provigil) [Member]	Dec. 31, 2011 Predecessor [Member] Par Pharmaceutical [Member] Modafinil (Provigil) [Member]	Dec. 31, 2010 Predecessor [Member] Par Pharmaceutical [Member] Modafinil (Provigil) [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member] Other [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member] Other [Member]	Sep. 28, 2012 Predecessor [Member] Par Pharmaceutical [Member] Other [Member]	Dec. 31, 2011 Predecessor [Member] Par Pharmaceutical [Member] Other [Member]		Dec. 31, 2010 Predecessor [Member] Par Pharmaceutical [Member] Other [Member]		Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member] Other product related royalty streams [Member]	Jun. 30, 2012 Predecessor [Member] Par Pharmaceutical [Member] Other product related royalty streams [Member]	Sep. 28, 2012 Predecessor [Member] Par Pharmaceutical [Member] Other product related royalty streams [Member]	Dec. 31, 2011 Predecessor [Member] Par Pharmaceutical [Member] Other product related royalty streams [Member]		Dec. 31, 2010 Predecessor [Member] Par Pharmaceutical [Member] Other product related royalty streams [Member]		Jun. 30, 2012 Predecessor [Member] Strativa [Member]	Jun. 30, 2012 Predecessor [Member] Strativa [Member]	Sep. 28, 2012 Predecessor [Member] Strativa [Member]	Dec. 31, 2011 Predecessor [Member] Strativa [Member]	Dec. 31, 2010 Predecessor [Member] Strativa [Member]	Jun. 30, 2012 Predecessor [Member] Strativa [Member] Megace ES [Member]	Jun. 30, 2012 Predecessor [Member] Strativa [Member] Megace ES [Member]	Sep. 28, 2012 Predecessor [Member] Strativa [Member] Megace ES [Member]	Dec. 31, 2011 Predecessor [Member] Strativa [Member] Megace ES [Member]	Dec. 31, 2010 Predecessor [Member] Strativa [Member] Megace ES [Member]	Jun. 30, 2012 Predecessor [Member] Strativa [Member] Nascobal Nasal Spray [Member]	Jun. 30, 2012 Predecessor [Member] Strativa [Member] Nascobal Nasal Spray [Member]	Sep. 28, 2012 Predecessor [Member] Strativa [Member] Nascobal Nasal Spray [Member]	Dec. 31, 2011 Predecessor [Member] Strativa [Member] Nascobal Nasal Spray [Member]	Dec. 31, 2010 Predecessor [Member] Strativa [Member] Nascobal Nasal Spray [Member]	Jun. 30, 2012 Predecessor [Member] Strativa [Member] Other [Member]	Jun. 30, 2012 Predecessor [Member] Strativa [Member] Other [Member]	Sep. 28, 2012 Predecessor [Member] Strativa [Member] Other [Member]	Dec. 31, 2011 Predecessor [Member] Strativa [Member] Other [Member]	Dec. 31, 2010 Predecessor [Member] Strativa [Member] Other [Member]	Jun. 30, 2012 Predecessor [Member] Strativa [Member] Other product related royalty streams [Member]	Jun. 30, 2012 Predecessor [Member] Strativa [Member] Other product related royalty streams [Member]	Sep. 28, 2012 Predecessor [Member] Strativa [Member] Other product related royalty streams [Member]	Dec. 31, 2011 Predecessor [Member] Strativa [Member] Other product related royalty streams [Member]		Dec. 31, 2010 Predecessor [Member] Strativa [Member] Other product related royalty streams [Member]
Revenue, Major Customer [Line Items]
Total revenues			$ 10,689	$ 233,669	$ 235,450	$ 246,139	$ 523,865	$ 215,115	$ 227,312	$ 487,917	$ 45,027	$ 36,710	$ 95,430	$ 17,337	$ 34,496	$ 13,527	$ 32,929	$ 11,565	$ 31,287	$ 19,817	$ 19,623	$ 17,403	$ 10,535	$ 16,956	$ 30,646	$ 108,928	$ 97,182	[1]	$ 259,625	$ 8,196	$ 8,151	[2]	$ 14,974	$ 18,554	$ 18,827	$ 35,948	$ 11,018	$ 10,910	$ 21,553	$ 6,801	$ 7,138	$ 13,003	$ (236)	$ 130	$ (479)	$ 971	$ 649	[2]	$ 1,871	$ 238,063	$ 294,333	$ 271,472	$ 253,641	$ 215,357	$ 224,188	$ 232,952	$ 565,805	$ 803,868	$ 926,138	$ 1,008,874	$ 273,109	$ 524,276	$ 743,360	$ 834,592	$ 916,930	$ 33,513	$ 71,497	$ 103,762	$ 70,016	$ 0	$ 17,888	$ 36,980	$ 48,953	$ 110,718	$ 12,010	$ 23,364	$ 154,216	$ 250,995	$ 473,206	$ 53,825	$ 69,835	$ 0	$ 30,706	$ 39,481	$ 17,479	$ 0	$ 0	$ 88,831	$ 0	$ 0	$ 153,950	$ 269,528	$ 293,434 [1]	$ 374,288	[1]	$ 410,002	[1]	$ 6,795	$ 12,189	$ 18,586 [2]	$ 29,977	[2]	$ 16,243	[2]	$ 21,224	$ 41,529	$ 60,508	$ 91,546	$ 91,944	$ 14,212	$ 26,390	$ 38,322	$ 58,172	$ 60,879	$ 5,380	$ 11,312	$ 17,571	$ 21,399	$ 17,715	$ (109)	$ 131	$ 130	$ 3,309	$ 1,350	$ 1,741	$ 3,696	$ 4,485 [2]	$ 8,666	[2]	$ 12,000	[2]
Number of other insignificant generic drugs	50	50

[1]	The further detailing of revenues of the other approximately 50 generic drugs was not considered significant to the overall disclosure due to the lower volume of revenues associated with each of these generic products. No single product in the other category is in excess of 5% of total generic revenues for the period from September 29, 2012 to December 31, 2012 (Successor) or for the period from January 1, 2012 to September 28, 2012 (Predecessor).
[2]	Other product related revenues represents licensing and royalty related revenues from profit sharing agreements.

Restructuring Costs (Details) (Strativa Restructuring [Member], USD $) In Thousands, unless otherwise specified	6 Months Ended	12 Months Ended	1 Months Ended		12 Months Ended	6 Months Ended	12 Months Ended				6 Months Ended
	Jun. 30, 2013	Dec. 31, 2011	Jan. 31, 2013 Employee Severance [Member] employee	Jun. 30, 2011 Employee Severance [Member] employee	Dec. 31, 2011 Intangible Asset Impairment [Member]	Jun. 30, 2013 Employee Severance and Termination Benefits [Member]	Dec. 31, 2011 Employee Severance and Termination Benefits [Member]	Dec. 31, 2011 Sample Inventory Write-Down And Other [Member]	Dec. 31, 2011 Total Restructuring Costs [Member]	Dec. 31, 2011 Commercial Inventory Write-Down Classified As Cost Of Goods Sold [Member]	Jun. 30, 2013 Asset Impairments and Other [Member]
Restructuring Cost and Reserve [Line Items]
Workforce reduction, number of employees			70	90
Reorganization of workforce, number of employees in single sales team			60
Restructuring Reserve [Roll Forward]
Initial Charge	$ 1,816	$ 27,660			$ 24,226	$ 1,413	$ 1,556	$ 1,204	$ 26,986	$ 674	$ 403
Cash Payments	(906)	(1,556)			0	(906)	(1,556)	0	(1,556)	0	0
Non-Cash Charge Related to Inventory and/or Intangible Assets	(403)	(26,104)			(24,226)	0	0	(1,204)	(25,430)	(674)	(403)
Reversals, Reclass or Transfers	(4)	0			0	(4)	0	0	0	0	0
Liabilities at December 31, 2011	$ 503	$ 0			$ 0	$ 503	$ 0	$ 0	$ 0	$ 0	$ 0

Subsequent Events (Details) (USD $)	0 Months Ended	1 Months Ended	0 Months Ended			1 Months Ended			1 Months Ended		0 Months Ended	1 Months Ended	0 Months Ended		1 Months Ended				0 Months Ended	1 Months Ended
	Feb. 06, 2013 Term Loan [Member] New Term Loan [Member]	Feb. 28, 2013 Term Loan [Member] New Term Loan [Member]	Feb. 06, 2013 Term Loan [Member] New Term Loan [Member] LIBOR [Member]	Feb. 06, 2013 Term Loan [Member] New Term Loan [Member] Base Rate [Member]	Feb. 28, 2013 Revolving Credit Facility [Member] Extended Revolving Facility Maturing December 28, 2017 [Member]	Feb. 28, 2013 Revolving Credit Facility [Member] Extended Revolving Facility Maturing December 28, 2017 [Member] LIBOR [Member]	Feb. 28, 2013 Revolving Credit Facility [Member] Extended Revolving Facility Maturing December 28, 2017 [Member] Base Rate [Member]	Feb. 28, 2013 Revolving Credit Facility [Member] Non-Extended Portion of Revolving Facility [Member]	Jan. 31, 2013 Strativa Restructuring [Member] Employee Severance [Member] employee	Jun. 30, 2011 Strativa Restructuring [Member] Employee Severance [Member] employee	Feb. 06, 2013 Subsequent Event [Member] Term Loan [Member] New Term Loan [Member]	Feb. 28, 2013 Subsequent Event [Member] Term Loan [Member] New Term Loan [Member]	Feb. 06, 2013 Subsequent Event [Member] Term Loan [Member] New Term Loan [Member] LIBOR [Member]	Feb. 06, 2013 Subsequent Event [Member] Term Loan [Member] New Term Loan [Member] Base Rate [Member]	Feb. 28, 2013 Subsequent Event [Member] Revolving Credit Facility [Member] Extended Revolving Facility Maturing December 28, 2017 [Member]	Feb. 28, 2013 Subsequent Event [Member] Revolving Credit Facility [Member] Extended Revolving Facility Maturing December 28, 2017 [Member] LIBOR [Member]	Feb. 28, 2013 Subsequent Event [Member] Revolving Credit Facility [Member] Extended Revolving Facility Maturing December 28, 2017 [Member] Base Rate [Member]	Feb. 28, 2013 Subsequent Event [Member] Revolving Credit Facility [Member] Non-Extended Portion of Revolving Facility [Member]	Mar. 05, 2013 Subsequent Event [Member] Strativa Marketing of Megace ES [Member]	Jan. 31, 2013 Subsequent Event [Member] Strativa Restructuring [Member] Employee Severance [Member] employee
Subsequent Event [Line Items]
Workforce reduction, number of employees									70	90										70
Reorganization of workforce, number of employees in single sales team									60											60
Litigation settlement																			$ (45,000,000)
Debt, face amount	1,066,000,000										1,066,000,000
Debt, variable rate floor			1.00%	2.00%									1.00%
Debt, basis spread on variable rate			3.25%	2.25%		3.25%	2.25%						3.25%	2.25%		3.25%	2.25%
Debt, call option premium percentage	1.00%										1.00%
Payments for debt call option premium		10,500,000										10,500,000
Line of credit, maximum borrowing capacity					$ 127,500,000			$ 22,500,000							$ 127,500,000			$ 22,500,000
Debt, variable rate step-down percentage upon achievement of net leverage level															0.25%

Unaudited Selected Quarterly Financial Data (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended							6 Months Ended	9 Months Ended	12 Months Ended		0 Months Ended	3 Months Ended			6 Months Ended
	Sep. 28, 2012 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Mar. 31, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Sep. 30, 2011 Predecessor [Member]	Jun. 30, 2011 Predecessor [Member]	Mar. 31, 2011 Predecessor [Member]	Jun. 30, 2012 Predecessor [Member]	Sep. 28, 2012 Predecessor [Member]	Dec. 31, 2011 Predecessor [Member]	Dec. 31, 2010 Predecessor [Member]	Sep. 30, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]	Dec. 31, 2012 Successor [Member]	Dec. 31, 2012 Successor [Member]	Jun. 30, 2013 Successor [Member]
Quarterly Financial Information [Line Items]
Total revenues	$ 238,063	$ 294,333	$ 271,472	$ 253,641	$ 215,357	$ 224,188	$ 232,952	$ 565,805	$ 803,868	$ 926,138	$ 1,008,874	$ 10,689	$ 233,669	$ 235,450	$ 246,139	$ 523,865
Gross margin	101,350	143,154	97,846	92,962	85,104	99,026	109,652	241,000	342,350	386,744	373,531	3,627	58,900	41,818	45,445	130,344
Total operating expenses	103,468	60,383	119,059	62,656	45,372	81,219	248,215	179,442	282,910	437,462	246,635	288	66,399	74,920	75,208	129,234
Operating (loss) income	(2,118)	82,771	(21,213)	30,431	39,732	17,807	(138,563)	61,558	59,440	(50,593)	132,921	3,339	(7,499)	(33,102)	(29,763)	1,110
(Loss) income from continuing operations	(1,351)	51,305	(28,696)	31,309	22,055	9,180	(108,844)		21,258	(46,300)	92,752	1,588		(34,104)	(32,516)
Deduct (Loss) income from discontinued operations	(28)	(28)	(27)	20,536	(127)	(127)	(127)		(83)	20,155	(21)	0		(29)	(29)
Net (loss) income	$ (1,379)	$ 51,277	$ (28,723)	$ 51,845	$ 21,928	$ 9,053	$ (108,971)	$ 22,554	$ 21,175	$ (26,145)	$ 92,731	$ 1,588	$ (21,791)	$ (34,133)	$ (32,545)	$ (36,537)